UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund:   BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock High Yield Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Series Fund, Inc.

➢	BlackRock Advantage Large Cap Core Portfolio
➢	BlackRock Balanced Capital Portfolio
➢	BlackRock Capital Appreciation Portfolio
➢	BlackRock Global Allocation Portfolio
➢	BlackRock Government Money Market Portfolio
➢	BlackRock High Yield Portfolio
➢	BlackRock Total Return Portfolio
➢	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2017	BlackRock Advantage Large Cap Core Portfolio

Investment Objective

BlackRock Advantage Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Core Portfolio to BlackRock Advantage Large Cap Core Portfolio. The Board also approved certain changes to the Fund’s investment objective and investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

From January 1, 2017 through June 12, 2017, the information technology (“IT”) sector was the largest contributor to the Fund’s performance, with strength across segments including semiconductors, software and hardware. Additional contributions came from stock selection in consumer discretionary, in particular media and household durables. Selection in materials and an underweight to telecommunication services proved advantageous as well.

From June 12, 2017 through period-end, positive contributions to performance came from signals that seek to capture sentiment and trends from market participants. Specifically, insights driven by proprietary text-based analyses of company executive conference calls and sell-side analyst reports performed well. Additionally, sentiment-based measures that evaluate investor flow aided performance during the period. Fundamental signals that focus on company value and quality were additive to performance as well. Notably, an insight that evaluates stocks based on key corporate events such as initial public offerings, CEO changes and revisions to forward guidance proved beneficial.

Health care was the principal detractor from relative performance for the period of January 1, 2017 through June 12, 2017. Weakness in the sector was most notable in the Fund’s biotechnology and pharmaceutical industry holdings, with an underweight to the equipment & supplies segment also weighing on returns. Positioning with respect to financials constrained performance, driven by holdings within the capital markets and bank segments, as did positioning with respect to consumer staples, where food & staples retailing names held back returns.

Negative contributions to performance from June 12, 2017 to period-end came primarily from stock-specific events. Notably, an underweight to Microsoft Corp. hindered results. The underweight was motivated by deteriorating sentiment as identified by the company’s non-equity securities along with declining supply chain trends. An insight that takes a contrarian stance on crowded positions also constrained relative performance. Unsurprisingly as investors continued to favor growth assets, select quality-based insights lagged, in particular a signal that identifies dividend growth.

Describe recent portfolio activity.

The Fund was repurposed during the period. Effective June 12, 2017, the Fund changed its name to BlackRock Advantage Large Cap Core Portfolio. Concurrently, there were changes to its investment strategy. The Fund is now being managed by BlackRock’s Systematic Active Equity (SAE) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in utilities and materials and slight underweight positions in consumer staples and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Advantage Large Cap Core Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.
(b)	The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Core Portfolio	11.59%	22.24%	15.57%	7.21%
Russell 1000® Index	11.36	21.69	15.71	8.59

(a)	Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Portfolio.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Advantage Large Cap Core Portfolio	$1,000.00	$1,115.90	$2.67	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2017 (continued)	BlackRock Advantage Large Cap Core Portfolio

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Financials	14
Health Care	14
Consumer Discretionary	13
Industrials	11
Consumer Staples	7
Energy	5
Materials	4
Utilities	3
Real Estate	3
Telecommunication Services	2
Short-Term Securities	1
Liabilities in Excess of Other Assets	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund returned 14.59%, outperforming its blended benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 14.13% for the period. For the same period, the Russell 1000® Index advanced 21.69%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

What factors influenced performance?

The Fund’s equity positioning was the primary positive contributor to performance. In terms of sectors, a preference for technology stocks benefited performance early in the year, as the investment adviser’s insights on investor sentiment supported returns. In the second half of the period, gains were driven by signals that seek to capture sentiment and trends from market participants.

The Fund’s fixed income positioning also contributed to returns. Specifically, allocations to non-agency mortgage-backed securities (“MBS”) and emerging market debt added to performance, while selection within asset-backed securities and non-U.S. corporate credit was a further tailwind.

Tactical asset allocation also modestly boosted returns. A broad preference for stocks over bonds added to performance as global equities enjoyed a strong year. Within equities, a tilt toward Japan was particularly supportive during the second half of the year on the back of improving economic momentum and positive investor sentiment in the wake of Prime Minister Abe’s general election victory.

A cautious stance on domestic stocks weighed on returns as the combination of firm growth and supportive financial conditions led to a strong year for the U.S. equity market. Within equities, security selection in financials, particularly exposure to Goldman Sachs Group Inc. and JPMorgan Chase & Co, detracted from relative results. Additionally, stock-specific events toward the end of the year dampened returns, most notably an underweight position in Microsoft Corp., which detracted as large technology stocks moved higher into the end of the year.

Within fixed income, a relatively cautious stance on government bonds weighed on returns, particularly early in the year, as bond yields moved lower on weak inflation trends.

Describe recent portfolio activity.

The Fund increased its overall preference for stocks relative to bonds as the year progressed and economic data accelerated. This was primarily achieved by increasing the underweight to fixed income as bond yields lagged the improvement in global growth and inflation.

In terms of country selection within equities, the Fund held a notable overweight position in Japanese equities during the second half of the year before reducing its exposure as Japan performed strongly. Within sectors, the Fund took a more cautious stance on technology stocks as the period progressed while increasing exposure to utilities.

Within fixed income, the Fund reduced its overall duration (and corresponding interest rate sensitivity) over the course of the year, while retaining a constructive stance on emerging market debt and non-agency MBS.

Describe portfolio positioning at period end.

Relative to the blended benchmark, the Fund ended the period overweight in equities relative to fixed income. The Fund held out-of-benchmark exposure to international equities. Relative to the Russell 1000® Index, the Fund’s U.S. equity allocation held slight tilts toward industrials and materials with a corresponding underweight to energy. Within fixed income, the Fund favored structured assets such as non-agency MBS, along with emerging market debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of December 31, 2017 (continued)	BlackRock Balanced Capital Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.
(b)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).
(c)	The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.
(d)	A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	7.16%	14.59%	10.83%	6.28%
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	7.23	14.13	10.21	7.05
Russell 1000® Index	11.36	21.69	15.71	8.59
Bloomberg Barclays U.S. Aggregate Bond Index	1.24	3.54	2.10	4.01

(a)	Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Ending Account Value (12/31/17)	Expenses Paid During the Period (c)
BlackRock Balanced Capital Portfolio	$1,000.00	$1,071.60	$2.92	$2.61	$1,000.00	$1,022.38	$2.85	$1,022.68	$2.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.56%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Balanced Capital Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Common Stocks	57%
U.S. Government Sponsored Agency Obligations	15
U.S. Treasury Obligations	10
Money Market Funds	10
Corporate Bonds	9
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3
Investment Companies	2
Municipal Bonds	2
Foreign Government Obligations	1
Borrowed Bond Agreements	—	(a)
Foreign Agency Obligations	—	(a)
Preferred Securities	—	(a)
Options Purchased	—	(a)
Borrowed Bonds	—
TBA Sale Commitments	(6)
Liabilities in Excess of Other Assets	(7)

(a)	Representing less than 0.5% of the Fund’s net assets.

FUND SUMMARY	9

Fund Summary as of December 31, 2017	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund returned 33.62%, outperforming its benchmark, the Russell 1000® Growth Index, which returned 30.21%, and the broad-market S&P 500® Index, which returned 21.83%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

On a sector basis, information technology (“IT”) and consumer discretionary were the prime contributors to relative performance in the 12 months. Internet software & services accounted for the majority of the outperformance in IT, while internet & direct marketing retail holdings and an underweight to media drove gains within consumer discretionary. Stock selection and an underweight to the consumer staples sector also proved advantageous. Conversely, industrials and financials detracted from performance during the one-year period. Weakness among electrical equipment and professional services holdings, coupled with selection and an underweight to aerospace & defense, hindered returns in industrials. Within financials, banks were the main drag.

In stock specifics, the top individual contributors were Tencent Holdings Ltd. and Amazon.com Inc. Tencent outperformed after several quarters of accelerating revenue growth. The company exceeded expectations in almost every segment (payments, mobile games, advertising and cloud). The investment adviser maintains a material overweight in the shares. Amazon outperformed as continued underperformance among traditional retailers focused investors on its share gain opportunities. The company delivered a series of strong earnings reports, with notable acceleration in North America, International, Prime and advertising. Further, Amazon Web Services continued its impressive growth.

Additional contributions came from positions in Activision Blizzard Inc., Netflix Inc. and Alibaba Group Holding Ltd.

Detractors over the annual period included Acuity Brands Inc. and Alexion Pharmaceuticals Inc. LED-lighting specialist Acuity underperformed after a series of earnings disappointments due to an industry slowing in short-cycle projects and a stock and flow business under pressure (weak volume and pricing trends/outlook). The stock was sold by the end of the reporting period. Alexion underperformed during the year amid a host of negative headlines, including executive management departures, an investigation into the sales practices used to sell its flagship product Soliris, and ongoing concerns as it relates to the company’s dependence on and durability of Soliris. Notwithstanding the year’s controversies, the investment adviser maintains its position as it continues to believe consensus expectations for Soliris’s revenue duration are unreasonably bearish; new management is making progress at stabilizing the operations environment; and, the valuation reflects extreme investor pessimism.

Underweights to Apple Inc. and Boeing Co. also weighed, as did the investment in private technology firm Palantir Technologies.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the 12-month period, the portfolio’s weighting in IT substantially increased, particularly within software and internet software & services. Materials exposure also increased, namely within construction materials and chemicals. Exposure to financials and health care decreased, largely with respect to banks, diversified financials and biotechnology. Consumer discretionary saw declines as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was financials, followed by consumer discretionary, energy, IT and materials. Industrials and consumer staples were the largest portfolio underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Capital Appreciation Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long term.
(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)	This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	13.61%	33.62%	16.09%	8.33%
S&P 500® Index	11.42	21.83	15.79	8.50
Russell 1000® Growth Index	14.23	30.21	17.33	10.00

(a)	Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,136.10	$2.69	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of December 31, 2017 (continued)	BlackRock Capital Appreciation Portfolio

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	38%
Consumer Discretionary	20
Health Care	13
Financials	8
Industrials	8
Materials	5
Consumer Staples	4
Energy	2
Real Estate	1
Software	1
Telecommunication Services	— (a)
Short-Term Securities	5
Liabilities in Excess of Other Assets	(5)

(a)	Representing less than 0.5% of net assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Portfolio perform?

For the 12-month period ended December 31, 2017, the Fund underperformed both its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight to Japan and underweight to the United States detracted from performance. From a sector perspective, an underweight and stock selection in information technology (“IT”), as well as stock selection within industrials, financials and health care weighed on returns. Exposure to commodity-related securities and cash and cash equivalents detracted as well. Currency management, notably an overweight to the U.S. dollar and an underweight to the euro, negatively impacted returns.

Within equities, an overweight to India positively impacted performance. From a sector perspective, stock selection within consumer discretionary and utilities contributed to returns. Stock selection within energy and telecommunication services (“telecom”) was additive, but the benefit to performance was partially offset by overweights to both sectors. An underweight to consumer staples positively contributed to performance, although this was partially offset by stock selection within the sector. More broadly, an underweight to fixed income and exposure to corporate credit within that allocation positively contributed to performance.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation increased from 57% to 62% of net assets. Within equities, the Fund increased exposure to the United States and Europe, and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to IT, energy, materials, utilities, telecom and consumer discretionary, and decreased exposure to financials, industrials, real estate and health care.

The Fund’s overall allocation to fixed income increased from 26% to 31% of net assets. Within fixed income, the Fund increased exposure to government bonds and decreased exposure to corporate bonds and convertible securities.

The Fund’s exposure to commodity-related securities increased from 3% to 4% of net assets.

Reflecting the above changes, the Fund’s cash and cash equivalents holdings decreased from 14% to 3% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight equities, commodity-related securities and cash, and underweight fixed income. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Ireland. From a sector perspective, the Fund was overweight energy, consumer discretionary, telecom, IT, utilities and materials, and underweight financials, consumer staples, industrials, healthcare and real estate. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the U.S. dollar, Indian rupee and Brazilian real, and underweight the Canadian dollar and British pound sterling.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of December 31, 2017 (continued)	BlackRock Global Allocation Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.
(c)	This unmanaged capitalization-weighted index is comprised of 2,582 equities from 35 countries in 4 regions, including the United States.
(d)	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (a)	Average Annual Total Returns(a)
		1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	5.79%	14.05%	6.80%	4.74%
FTSE World Index	11.19	24.09	11.67	5.45
Reference Benchmark	7.21	15.69	7.59	5.23
U.S. Stocks: S&P 500 Index(b)	11.42	21.83	15.79	8.50
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(c)	10.92	26.57	7.52	2.52
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(d)	(0.46)	0.72	0.64	3.23
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index(e)	4.18	10.33	(0.29)	2.44

(a)	Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)	An unmanaged capitalization-weighted index comprised of over 1,969 equities from 34 countries, excluding the United States.
(d)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
(e)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Dividend Expense	Excluding Dividend Expense		Including Dividend Expense		Excluding Dividend Expense
	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period (b)	Ending Account Value 12/31/17	Expenses Paid During the Period (c)
BlackRock Global Allocation Portfolio	$1,000.00	$1,057.90	$3.06	$2.96	$1,000.00	$1,022.40	$3.01	$1,022.50	$2.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.59%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Global Allocation Portfolio

Global Allocation Portfolio Overall

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	12/31/2017	12/31/2016
US Equities	32%	28%	35%
European Equities	15%	14%	13%
Asia Pacific Equities	14%	14%	9%
Other Equities	1%	1%	3%

Total Equities	62%	57%	60%

US Dollar Denominated Fixed Income Securities	22%	17%	24%
U.S. Issuers	19%	13%	—
Non-U.S. Issuers	3%	4%	—
Non-U.S. Dollar Denominated Fixed Income Securities	9%	9%	16%

Total Fixed Income Securities	31%	26%	40%

Commodity-Related	4%	3%	—

Cash & Short-Term Securities	3%	14%	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 14 of this report to shareholders in the “Performance Summary” section.

FUND SUMMARY	15

Fund Summary as of December 31, 2017	BlackRock Government Money Market Portfolio

For the 12 Month Period Ended December 31, 2017

Notable conditions during 2017 included the continued gradual removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the nomination of a new chairman of the FOMC, pronounced demand for U.S. dollar funding heading into year end, a series of short-term spending agreements to keep the government open, and the passage of U.S. tax reform. In December, the FOMC delivered on what was basically a foregone conclusion with a 0.25% increase in the federal funds target range to 1.25% — 1.50%. This was the fifth rate rise since “lifting off” of zero. It was also the first time that the FOMC delivered on the number of hikes penciled in at the beginning of the year (despite continued skepticism from market participants).

The impacts of a series of devastating storms during the third quarter of 2017 were generally viewed to be temporary. The FOMC upgraded its forecasts for growth and employment, while leaving its outlook for inflation — which is not expected to hit its 2% target until 2019 — unchanged. Despite the stronger prognosis for economic growth, the so-called ‘dot plot’ continued to reflect three interest rate hikes in 2018 (while the longer run forecast for the Federal Funds rate was unchanged at 2.8%). (The dot plot represents the Fed’s ongoing efforts to become more transparent with respect to its policies.) Summing this up, the underlying tone of the meeting was generally regarded as dovish. As of year end, the market-implied odds of a rate hike upcoming in March stood close to 70%, while futures contracts for federal funds were priced for about two hikes during 2018. As anticipated, the FOMC announced the commencement of its balance sheet normalization program in October at its September 20, 2017 meeting. A total of $10 billion of Treasury and agency mortgage-backed securities were initially allowed to mature each month, with the aggregate sum rising by a like amount each quarter until a “roll off” rate of $50 billion per month is achieved.

Credit spreads, as reflected in the differential between the three-month London Inter-Bank Offered Rate and overnight index swaps, widened heading into year end as fund managers generally maintained a defensive posture while certain banks appeared to limit the availability of U.S. dollar funding given balance sheet management concerns. The U.S. debt ceiling was a focus during the summer months. Volatility was manifested via an earlier-than-usual back up in yields on Treasury bills deemed most at risk of a potential delay in payment if the borrowing capacity was not addressed in a timely fashion. A respite was achieved in September when a bipartisan agreement to temporarily extend the debt limit along with a continuing resolution to keep the Federal government open until December 8, 2017 was attached to funding for hurricane relief.

Two ‘stopgap’ spending measures were put in place during the fourth quarter of 2017 to ensure that the government remained open. Extraordinary measures allowed the Treasury to continue borrowing during the latter part of the year. Jerome Powell was nominated as Chairman of the FOMC to replace Janet Yellen, who is expected to step down upon his confirmation. Vice-chairman Bill Dudley’s resignation in early 2018 will add to the number of vacancies on the FOMC (including various unfilled seats on the Federal Reserve’s Board of Governors). Finally, tax reform legislation was enacted and became effective January 1, 2018.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Repurchase Agreements	38%
U.S. Government Sponsored Agency Obligations	38
U.S. Treasury Obligations	21
Other Assets Less Liabilities	3

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
BlackRock Government Money Market Portfolio	0.85%	0.85%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,003.10	$2.52	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

FUND SUMMARY	17

Fund Summary as of December 31, 2017	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

A sustained global economic expansion fueled another strong year for high yield bonds — and for risk assets more broadly — in 2017.

The drivers of the Fund’s positive relative performance included security selection in the gaming, technology, and metals & mining sectors. In terms of asset allocation, out-of-benchmark positions in bank loans and equities contributed positively. From a credit rating perspective, the Fund’s allocations to the B and CCC tiers were the largest contributors.

The Fund’s positioning in the electric utilities, automotive and home construction sectors detracted from performance. The effect was largely from sector allocation rather than security selection. The Fund’s underweight in BB rated securities and slight underweight in bonds rated CC and below also detracted. However, the investment adviser remained comfortable with both of these underweights.

Describe recent portfolio activity.

The Fund actively managed risk throughout the year, and it ended with a slightly lower risk profile than the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. From an asset allocation perspective, the Fund added to its allocations in bank loans and preferred stocks while reducing its weightings in common stocks and cash.

Describe portfolio positioning at period end.

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors.

The Fund’s credit-rating positioning remained consistent over the annual period, with an underweight in BB rated issues, an overweight in B rated bonds, and an overweight in select CCC rated issues with improving credit positions or attractive yields. Importantly, the Fund maintained underweights to the market’s “tails”: both the higher-yielding segment that contained a larger concentration of stressed assets, as well as the lower-yielding portion where narrow spreads indicated an unattractive level of income.

The Fund’s largest overweight positions were in the technology, cable & satellite, and metals & mining areas. Conversely, it was underweight in the retailers, automotive and home construction sectors. From an asset allocation perspective, the Fund had an approximate 7.5% weighting in bank loans at period-end, coupled with smaller positions in preferred and common stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

CREDIT QUALITY ALLOCATIONS (a)

Credit Rating	Percent of Total Investments (b)
BBB/Baa	8%
BB/Ba	31
B	48
CCC/Caa	7
CC/Ca	—	(c)
NR	6

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total investments exclude short-term securities.
(c)	Representing less than 0.5% of Total Investments.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock High Yield Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio.”
(b)	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2017

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	Average Annual Total Returns (a)
				1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	5.51%	5.02%	2.95%	7.95%	5.76%	7.18%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	2.46	7.50	5.78	8.09

(a)	Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio.”
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period (b)	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$1,029.50	$2.56	$1,000.00	$1,022.68	$2.55	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

FUND SUMMARY	19

Fund Summary as of December 31, 2017	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. On November 15, 2017, the Board of Directors of BlackRock Series Fund, Inc. (the “Company”) approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective December 19, 2017, the Fund will no longer accept purchase orders from new investors. The liquidation is expected to occur on or about March 29, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund returned 3.89%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54%.

What factors influenced performance?

Positive contributions to performance for the period came from allocations to U.S. securitized assets, including non-agency mortgage-backed securities (“MBS”) and collateralized loan obligations (“CLOs”). Out-of-benchmark exposure to emerging market bonds and municipal bonds contributed positively as well.

The Fund’s positioning with respect to duration (and corresponding interest rate sensitivity) and macro strategies modestly detracted from performance relative to the benchmark.

Describe recent portfolio activity.

The Fund began 2017 positioned to benefit from reflation driven by firming global growth, with an underweight duration stance and an emphasis on carry-oriented (income) opportunities to be found lower in the capital structure. Within these overall themes, the Fund held an allocation to high yield credit and overweight exposure to securitized assets, including commercial mortgage-backed securities, asset-backed securities, CLO’s and non-agency MBS, as well as emerging markets. In addition, the Fund maintained exposure to Treasury inflation-protected securities to capture any benefit from rising market expectations for inflation. As the period progressed, the Fund reduced its duration underweight as volatility remained low, global growth started to plateau following a strong recovery, and inflation expectations declined. This shift was designed to increase the Fund’s income generation given the lack of any catalyst for rate volatility to increase substantially, and made with the view that the market should favor strategies designed to generate income given the large demand for fixed income assets and low supply.

In the second half of the year, the Fund maintained an underweight duration on the belief that strong, synchronized global growth alongside less accommodative monetary policy from developed market central banks would push rates higher into year-end. The Fund maintained a preference for income-oriented opportunities in areas such as securitized assets and emerging markets as the demand for yield kept valuations rich in credit sectors. Given these valuation concerns, the Fund held a preference for idiosyncratic stories with less broad market sensitivity within its investment grade and high yield corporate credit allocations.

Describe portfolio positioning at period end.

The Fund ended the period with an underweight duration as accelerating global growth, the prospect of tax reform, and low market volatility drove risk assets and rates higher into year-end. The Fund was also positioned in anticipation of a steeper yield curve. The Fund was positioned with a focus on generating income through overweight positions to securitized assets as well as allocations to select investment grade and high yield corporate bonds, with a continued preference for idiosyncratic stories given overall rich valuations. The Fund ended the year with a continued overweight in emerging markets as synchronized developed market growth bodes well for the sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Total Return Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
(b)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2017

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	Average Annual Total Returns (a)
				1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.86%	0.29%	1.14%	3.89%	2.56%	4.10%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	1.24	3.54	2.10	4.01

(a)	Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Ending Account Value 12/31/17	Expenses Paid During the Period (c)
BlackRock Total Return Portfolio	$1,000.00	$1,011.40	$3.80	$2.53	$1,000.00	$1,021.42	$3.82	$1,022.68	$2.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.75%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

FUND SUMMARY	21

Fund Summary as of December 31, 2017 (continued)	BlackRock Total Return Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Securities	43%
U.S. Treasury Obligations	32
Corporate Bonds	28
Asset-Backed Securities	12
Municipal Bonds	9
Non-Agency Mortgage-Backed Securities	8
Foreign Government Obligations	4
Money Market Funds	1
Floating Rate Loan Interests	1
Borrowed Bond Agreements	1
Investment Companies	1
Trust Preferreds	—	(a)
Foreign Agency Obligations	—	(a)
Options Purchased	—	(a)
Other Interests	—	(a)
Borrowed Bonds	(1)
TBA Sale Commitments	(16)
Liabilities in Excess of Other Assets	(23)

(a)	Representing less than 0.5% of the Fund’s net assets.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	4%
AA/Aa	65
BBB/Baa	13
BB/Ba	3
CCC/Caa	1
CC/Ca	—	(d)
DD/Da	1
NR	13

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.
(d)	Representing less than 0.5% of the Fund’s total investments.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund returned 1.72%, underperforming its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index, which returned 2.37%.

What factors influenced performance?

Detractors from relative performance included interest rate swap-related strategies. The Fund’s underweight allocation to agency securities weighed on return, as did security selection within 30-year agency residential mortgage-backed securities (“MBS”). An underweight to U.S. agency securities constrained performance, as did positioning with respect to global interest rates and currency exposures.

The principal positive contributors to performance were allocation-based strategies within securitized assets such as commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”). These segments benefited as the global search for yield and limited supply created a favorable technical backdrop and the fundamentals around the U.S. consumer, housing and commercial real estate continued to strengthen. The Fund’s stance with respect to U.S. interest rates also added to performance. This included the Fund’s stance with respect to duration and corresponding interest rate sensitivity, as well as the Fund’s positioning along the Treasury yield curve. Overweight positioning with respect to both 15-year and 30-year agency MBS added value, as did security selection within 15-year MBS. Finally, the Fund’s positioning with respect to Treasury inflation-protected securities (“TIPS”) helped return.

Describe recent portfolio activity.

During the 12-month period, the Fund increased its exposure to U.S. Treasuries, while closing its position in TIPS. Exposure to agency MBS increased modestly over the period, with new purchases favoring collateralized mortgage obligations. The Fund also slightly reduced exposure to CMBS and CLOs.

Describe portfolio positioning at period end.

The Fund closed the period with modestly underweight exposure to U.S. duration, on the view that yields will continue to rise in the context of strong domestic economic growth and the Federal Reserve System hiking cycle. The Fund had overweight exposure to the U.S. dollar with an eye toward helping to buffer any volatility in risk assets. Outside of the U.S., the Fund held short positions in German and U.K interest rates and U.K. inflation forward contracts. The Fund maintained a modest overweight to agency mortgages versus the benchmark on favorable seasonal factors and the view that the segment has become attractively valued relative to credit assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Securities	70%
U.S. Treasury Obligations	56
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	4
Money Market Funds	3
Foreign Government Obligations	1
Options Purchased	— (a)
TBA Sale Commitments	(22)
Liabilities in Excess of Other Assets	(16)

(a)	Representing less than 0.5% of the Fund’s net assets.

FUND SUMMARY	23

Fund Summary as of December 31, 2017 (continued)	BlackRock U.S. Government Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”
(b)	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(c)	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2017

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	Average Annual Total Returns (a)
				1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	2.57%	0.73%	0.26%	1.72%	1.31%	3.02%
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	0.72	2.37	1.59	3.51
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	1.11	2.47	2.04	3.84

(a)	Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Ending Account Value (12/31/17)	Expenses Paid During the Period (c)
BlackRock U.S. Government Bond Portfolio	$1,000.00	$1,002.60	$3.43	$2.52	$1,000.00	$1,021.78	$3.47	$1,022.68	$2.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.68%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	25

Schedule of Investments December 31, 2017	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 3.0%
Boeing Co. (The)	11,029	$3,252,562
Curtiss-Wright Corp.	292	35,580
Orbital ATK, Inc.	421	55,362
Raytheon Co.	11,377	2,137,170
Rockwell Collins, Inc.	1,192	161,659

		5,642,333
Auto Components — 1.7%
Aptiv PLC	9,102	772,123
BorgWarner, Inc.	40,952	2,092,238
Delphi Technologies PLC	3,034	159,194
Lear Corp.	922	162,880

		3,186,435
Banks — 5.6%
Bank of America Corp.	100,300	2,960,856
Citigroup, Inc.	22,156	1,648,628
Citizens Financial Group, Inc.	52,436	2,201,263
First Republic Bank	17,412	1,508,576
JPMorgan Chase & Co.	6,119	654,366
SunTrust Banks, Inc.	15,282	987,064
Synovus Financial Corp.	9,269	444,356

		10,405,109
Beverages — 0.8%
Coca-Cola European Partners PLC	14,296	569,696
Dr Pepper Snapple Group, Inc.	6,038	586,048
Molson Coors Brewing Co., Class B	3,378	277,232

		1,432,976
Biotechnology — 3.9%
AbbVie, Inc.	32,750	3,167,253
Amgen, Inc.	1,099	191,116
Celgene Corp.(a)	13,501	1,408,964
Gilead Sciences, Inc.	34,769	2,490,851

		7,258,184
Capital Markets — 4.1%
CME Group, Inc.	3,405	497,300
Evercore, Inc., Class A	7,543	678,870
Intercontinental Exchange, Inc.	33,301	2,349,718
S&P Global, Inc.	13,862	2,348,223
SEI Investments Co.	23,909	1,718,101

		7,592,212
Chemicals — 2.4%
Air Products & Chemicals, Inc.	14,074	2,309,262
Eastman Chemical Co.	21,266	1,970,082
WR Grace & Co.	4,312	302,401

		4,581,745
Commercial Services & Supplies — 0.2%
Brink’s Co. (The)	2,357	185,496
KAR Auction Services, Inc.	583	29,447
LSC Communications, Inc.	5,661	85,764

		300,707
Communications Equipment — 0.3%
InterDigital, Inc.	5,975	454,996
Palo Alto Networks, Inc.(a)	1,052	152,477

		607,473
Consumer Finance — 0.0%
Green Dot Corp., Class A(a)	715	43,086

Containers & Packaging — 0.2%
WestRock Co.	5,811	367,313

Security	Shares	Value
Diversified Consumer Services — 0.3%
H&R Block, Inc.(b)	23,376	$612,919

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(a)	6,654	1,318,956

Diversified Telecommunication Services — 0.2%
Zayo Group Holdings, Inc.(a)	8,373	308,126

Electric Utilities — 2.0%
Portland General Electric Co.	28,743	1,310,106
Westar Energy, Inc.	36,717	1,938,658
Xcel Energy, Inc.	9,057	435,732

		3,684,496
Electrical Equipment — 2.1%
AMETEK, Inc.	4,261	308,795
Hubbell, Inc.	11,580	1,567,237
Rockwell Automation, Inc.	10,907	2,141,589

		4,017,621
Electronic Equipment, Instruments & Components — 1.2%
CDW Corp.	2,973	206,594
Dolby Laboratories, Inc., Class A	7,894	489,428
IPG Photonics Corp.(a)	2,093	448,174
SYNNEX Corp.	1,160	157,702
TE Connectivity Ltd.	6,368	605,215
Zebra Technologies Corp., Class A(a)	2,460	255,348

		2,162,461
Energy Equipment & Services — 0.0%
Halliburton Co.	1,847	90,263

Equity Real Estate Investment Trusts (REITs) — 2.5%
Alexandria Real Estate Equities, Inc.	1,456	190,139
Gaming and Leisure Properties, Inc.	3,356	124,172
Outfront Media, Inc.	31,886	739,755
Prologis, Inc.	10,041	647,745
Simon Property Group, Inc.	8,368	1,437,120
Ventas, Inc.	19,259	1,155,733
Weingarten Realty Investors	12,599	414,129

		4,708,793
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	3,619	673,568
Performance Food Group Co.(a)	24,996	827,368
Wal-Mart Stores, Inc.	3,913	386,409

		1,887,345
Food Products — 2.9%
Archer-Daniels-Midland Co.	46,210	1,852,097
Bunge Ltd.	18,994	1,274,118
Hershey Co. (The)	14,148	1,605,939
Kellogg Co.	5,444	370,083
Tyson Foods, Inc., Class A	4,714	382,164

		5,484,401
Health Care Equipment & Supplies — 3.1%
Baxter International, Inc.	34,692	2,242,491
Danaher Corp.	8,649	802,800
Edwards Lifesciences Corp.(a)	9,721	1,095,654
IDEXX Laboratories, Inc.(a)	10,836	1,694,534

		5,835,479
Health Care Providers & Services — 2.7%
Aetna, Inc.	2,370	427,524
AmerisourceBergen Corp.	6,520	598,666
Humana, Inc.	8,909	2,210,056
McKesson Corp.	4,537	707,545
UnitedHealth Group, Inc.	5,380	1,186,075

		5,129,866

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Technology — 0.5%
Veeva Systems, Inc., Class A(a)	17,467	$965,576

Hotels, Restaurants & Leisure — 3.0%
Carnival Corp.	27,719	1,839,710
Choice Hotels International, Inc.	1,516	117,642
Extended Stay America, Inc.	21,600	410,400
International Game Technology PLC	5,757	152,618
McDonald’s Corp.	17,944	3,088,521

		5,608,891
Industrial Conglomerates — 1.7%
3M Co.	11,710	2,756,183
General Electric Co.	21,442	374,163

		3,130,346
Insurance — 3.6%
Allstate Corp. (The)	3,235	338,737
Aon PLC	1,533	205,422
Athene Holding Ltd., Class A(a)	600	31,026
First American Financial Corp.	8,913	499,484
Hartford Financial Services Group, Inc. (The)	2,935	165,182
Lincoln National Corp.	27,516	2,115,155
Marsh & McLennan Cos., Inc.	11,394	927,358
Principal Financial Group, Inc.	1,231	86,859
Prudential Financial, Inc.	14,172	1,629,496
Reinsurance Group of America, Inc.	473	73,755
Unum Group	11,939	655,332

		6,727,806
Internet & Direct Marketing Retail — 1.9%(a)
Amazon.com, Inc.	2,478	2,897,947
Netflix, Inc.	280	53,749
Priceline Group, Inc. (The)	325	564,765

		3,516,461
Internet Software & Services — 4.7%(a)
Alphabet, Inc., Class A	1,673	1,762,338
Alphabet, Inc., Class C	2,225	2,328,240
Facebook, Inc., Class A	24,623	4,344,975
VeriSign, Inc.	2,492	285,184
Yelp, Inc.	411	17,246

		8,737,983
IT Services — 5.0%
Booz Allen Hamilton Holding Corp.	2,714	103,485
Broadridge Financial Solutions, Inc.	10,918	988,953
EPAM Systems, Inc.(a)	455	48,881
Euronet Worldwide, Inc.(a)(b)	2,579	217,332
Fidelity National Information Services, Inc.	1,588	149,415
International Business Machines Corp.	13,610	2,088,046
Mastercard, Inc., Class A	20,490	3,101,366
Total System Services, Inc.	6,171	488,064
Visa, Inc., Class A	19,000	2,166,380

		9,351,922
Leisure Products — 0.1%
Hasbro, Inc.	2,504	227,589

Life Sciences Tools & Services — 0.1%
Waters Corp.(a)	946	182,758

Machinery — 3.7%
Cummins, Inc.	738	130,360
Graco, Inc.	1,473	66,609
Illinois Tool Works, Inc.	12,267	2,046,749
Ingersoll-Rand PLC	8,080	720,655
Oshkosh Corp.	7,233	657,408
PACCAR, Inc.	31,354	2,228,642
Xylem, Inc.	16,905	1,152,921

		7,003,344

Security	Shares	Value
Media — 2.3%
Comcast Corp., Class A	15,899	$636,755
John Wiley & Sons, Inc., Class A	15,064	990,458
Scripps Networks Interactive, Inc., Class A	636	54,302
Time Warner, Inc.	5,707	522,019
Walt Disney Co. (The)	20,436	2,197,074

		4,400,608
Metals & Mining — 1.2%
Newmont Mining Corp.	59,267	2,223,698

Multiline Retail — 1.3%
Kohl’s Corp.	6,526	353,905
Target Corp.	30,968	2,020,662

		2,374,567
Multi-Utilities — 1.4%
CMS Energy Corp.	42,789	2,023,920
Vectren Corp.	10,362	673,737

		2,697,657
Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	17,585	943,259
ConocoPhillips	46,003	2,525,105
Exxon Mobil Corp.	18,059	1,510,455
Marathon Petroleum Corp.	8,229	542,949
Occidental Petroleum Corp.	9,587	706,178
Suncor Energy, Inc.	18,624	683,873
Valero Energy Corp.	25,538	2,347,198
Williams Cos., Inc. (The)	23,781	725,083

		9,984,100
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	17,690	2,250,875
Herbalife Ltd.(a)	526	35,621

		2,286,496
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	31,659	1,940,063
Catalent, Inc.(a)	14,690	603,465
Johnson & Johnson	7,118	994,527
Merck & Co., Inc.	14,440	812,539
Zoetis, Inc.	22,893	1,649,212

		5,999,806
Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A(a)	30,856	1,336,373
Jones Lang LaSalle, Inc.	885	131,803

		1,468,176
Road & Rail — 0.2%
Norfolk Southern Corp.	2,713	393,114

Semiconductors & Semiconductor Equipment — 3.4%
Intel Corp.	10,929	504,482
KLA-Tencor Corp.	1,610	169,163
Lam Research Corp.	525	96,637
Maxim Integrated Products, Inc.	30,992	1,620,262
QUALCOMM, Inc.	10,867	695,705
Skyworks Solutions, Inc.	4,172	396,131
Texas Instruments, Inc.	27,097	2,830,011

		6,312,391
Software — 4.5%
Activision Blizzard, Inc.	35,840	2,269,389
Adobe Systems, Inc.(a)	6,937	1,215,640
Intuit, Inc.	2,053	323,922
Microsoft Corp.	31,016	2,653,109
Oracle Corp.	41,194	1,947,652
Verint Systems, Inc.(a)	2,145	89,768

		8,499,480

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Specialty Retail — 1.6%
Aaron’s, Inc.	8,783	$350,003
Lowe’s Cos., Inc.	16,253	1,510,554
Penske Automotive Group, Inc.	23,550	1,126,867

		2,987,424
Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.	39,766	6,729,600
HP, Inc.	23,523	494,218
Pure Storage, Inc., Class A(a)	9,329	147,958

		7,371,776
Textiles, Apparel & Luxury Goods — 0.6%
Ralph Lauren Corp.(b)	2,740	284,111
Skechers U.S.A., Inc., Class A(a)	22,418	848,297

		1,132,408
Thrifts & Mortgage Finance — 0.4%
Essent Group Ltd.(a)	18,084	785,207

Tobacco — 1.2%
Altria Group, Inc.	30,438	2,173,578

Wireless Telecommunication Services — 1.3%
Sprint Corp.	47,518	279,881
Telephone & Data Systems, Inc.	16,298	453,084
T-Mobile US, Inc.(a)	27,033	1,716,866

		2,449,831

Total Common Stocks — 99.0% (Cost: $167,054,357)		185,651,292

Total Long-Term Investments — 99.0% (Cost: $167,054,357)		185,651,292

Security	Shares	Value
Short-Term Securities — 1.4%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	1,953,092	$1,953,092
SL Liquidity Series, LLC, Money Market Series, 1.48%(d)	661,529	661,463

Total Short-Term Securities — 1.4% (Cost: $2,614,555)		2,614,555

Total Investments — 100.4% (Cost: $169,668,912)		188,265,847
Liabilities in Excess of Other Assets — (0.4)%		(728,286)

Net Assets — 100.0%		$187,537,561

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,419,707	(3,466,615)	1,953,092	$1,953,092	$22,355		$5	$—
SL Liquidity Series, LLC, Money Market Series	5,189,486	(4,527,957)	661,529	661,463	18,381	(b)	(1,865)	370

				$2,614,555	$40,736		$(1,860)	$370

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	16	03/16/18	$2,141	$9,428

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Core Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$9,428	$—	$—	$—	$9,428

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$298,357	$—	$—	$—	$298,357

Net Change In Unrealized Appreciation (Depreciation)
Futures contracts	$—	$—	$26,707	$—	$—	$—	$26,707

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,963,791

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to financial statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$185,651,292	$—	$—	$185,651,292
Short-Term Securities	1,953,092	—	—	1,953,092

Subtotal	$187,604,384	$—	$—	$187,604,384

Investments valued at NAV(b)				$661,463

Total Investments				$188,265,847

Derivative Financial Instruments(c)
Assets:
Equity contracts	$9,428	$—	$—	$9,428

(a)	See above Schedule of Investments for values in each security type.
(b)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 4.2%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, 1.68%, 05/25/37(a)	USD	53	$17,705
Ajax Mortgage Loan Trust(b)(c):
Series 2016-B, Class A, 4.00%, 09/25/65		85	84,407
Series 2017-A, Class A, 3.47%, 04/25/57		144	144,109
Allegro CLO II Ltd., Series 2014-1A, Class A1R, 2.67%, 01/21/27(a)(c)		250	251,134
ALM XI Ltd., Series 2014-11A, Class A1R, 2.49%, 10/17/26(a)(c)		250	250,949
ALM XIV Ltd.(a)(c):
Series 2014-14A, Class A1R, 2.53%, 07/28/26		250	250,058
Series 2014-14A, Class BR, 3.48%, 07/28/26		250	250,022
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 05/01/27(a)		84	84,262
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 3.03%, 05/26/28(a)(c)		100	100,649
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, 2.63%, 07/15/30(a)(c)		250	251,769
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, 2.32%, 10/15/27(a)(c)		310	310,147
Anchorage Capital CLO Ltd.(a)(c):
Series 2014-5RA, Class B, 0.00%, 01/15/30(d)		250	250,000
Series 2014-5RA, Class C, 0.00%, 01/15/30		250	250,000
Apidos CLO XII, Series 2013-12A, Class A, 2.46%, 04/15/25(a)(c)		353	353,264
APS Resecuritization Trust, Series 2016-1, Class 1MZ, 6.00%, 07/31/57(a)(c)		112	36,356
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, 2.23%, 12/15/27(a)(c)(d)		100	100,063
Arbor Realty Commercial Real Estate Notes Ltd.(a)(c):
Series 2016-FL1A, Class A, 3.18%, 09/15/26		100	101,589
Series 2017-FL2, Class A, 2.40%, 08/15/27		250	250,341
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.79%, 05/25/35(a)(d)		95	72,491
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1LR, 2.40%, 02/17/26(a)(c)		250	250,241
Atrium X, Series 10A, Class B1R, 2.81%, 07/16/25(a)(c)		250	250,116
Avery Point V CLO Ltd., Series 2014-5A, Class AR, 2.33%, 07/17/26(a)(c)		250	250,765
B2R Mortgage Trust(a)(c):
Series 2015-1, Class A1, 2.52%, 05/15/48		75	74,364
Series 2015-2, Class A, 3.34%, 11/15/48		91	92,298
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, 2.50%, 10/22/25(a)(c)		250	250,196
BCMSC Trust(a):
Series 2000-A, Class A2, 7.57%, 06/15/30		53	21,660
Series 2000-A, Class A3, 7.83%, 06/15/30		49	20,775
Series 2000-A, Class A4, 8.29%, 06/15/30		83	37,586
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2004-HE7, Class M2, 3.28%, 08/25/34		4	3,794
Series 2006-HE7, Class 1A2, 1.72%, 09/25/36		204	224,750
Series 2007-HE1, Class 21A2, 1.71%, 01/25/37		59	57,486
Series 2007-HE2, Class 22A, 1.69%, 03/25/37		30	28,733
Series 2007-HE2, Class 23A, 1.69%, 03/25/37		64	62,124
Series 2007-HE3, Class 1A3, 1.80%, 04/25/37		89	90,819
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 2.53%, 01/25/36(a)		20	19,810
Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, 1.83%, 08/25/36(a)		72	71,929
BlueMountain CLO Ltd., Series 2013-3A, Class AR, 2.27%, 10/29/25(a)(c)		250	250,052
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.83%, 06/15/27(a)(c)		100	100,343

Security		Par (000)	Value
Carlyle U.S. CLO Ltd., Series 2017-4A, Class A1, 2.67%, 01/15/30(a)(c)	USD	250	$250,161
Carrington Mortgage Loan Trust(a):
Series 2005-FRE1, Class M1, 2.02%, 12/25/35		70	69,547
Series 2006-FRE2, Class A2, 1.67%, 10/25/36		81	53,618
Series 2006-FRE2, Class A3, 1.71%, 10/25/36		67	44,808
Series 2006-NC4, Class A3, 1.71%, 10/25/36		100	89,147
Series 2006-NC5, Class A5, 1.61%, 01/25/37		42	38,634
Series 2007-HE1, Class A2, 1.70%, 06/25/37		43	42,662
C-BASS Trust:
Series 2007-CB1, Class AF4, 3.71%, 01/25/37(b)		76	37,653
Series 2007-CB5, Class A2, 1.50%, 04/25/37(a)		63	47,536
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, 2.62%, 10/17/30(a)(c)		250	251,259
CIFC Funding Ltd.(a):
Series 2013-1A, Class A2R, 3.11%, 07/16/30(c)		250	252,176
Series 2013-2A, Class A1LR, 2.56%, 10/18/30(c)		200	201,668
Series 2014-2A, Class A1LR, 2.65%, 05/24/26(c)		480	482,444
Series 2014-V, 2.75%, 01/17/27		250	250,884
Series 2015-2A, Class AR, 2.42%, 04/15/27(c)		250	249,749
Citigroup Mortgage Loan Trust(a):
Series 2006-NC1, Class A2D, 1.80%, 08/25/36		90	73,194
Series 2007-AHL2, Class A3B, 1.75%, 05/25/37		233	173,100
Series 2007-AHL2, Class A3C, 1.82%, 05/25/37		106	79,101
Conseco Finance Corp.:
Series 1998-8, Class A1, 6.28%, 09/01/30		31	32,626
Series 1998-8, Class M1, 6.98%, 09/01/30(a)		63	52,298
Series 2001-D, Class B1, 3.98%, 11/15/32(a)		108	107,110
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(a)		31	17,229
Series 2000-4, Class A5, 7.97%, 05/01/32		96	49,249
Series 2000-4, Class A6, 8.31%, 05/01/32(a)		43	23,014
Series 2000-5, Class A6, 7.96%, 05/01/31		42	27,437
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, 1.71%, 01/25/46(a)		58	57,531
Series 2006-S3, Class A4, 7.02%, 01/25/29(b)		26	28,679
Series 2006-SPS1, Class A, 1.77%, 12/25/25(a)		4	4,287
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31(a)		30	32,151
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(c)		100	102,857
CSMC Trust, Series 2017-1, 4.50%, 03/25/21(a)		329	331,767
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 4.61%, 05/25/36(b)		41	48,484
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 06/25/35		16	18,367
Series 2006-S5, Class A5, 6.16%, 06/25/35		19	20,873
Series 2007-S1, Class A3, 5.81%, 11/25/36(a)		9	9,273
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(c):
Series 2006-RES, Class 4Q1B, 1.78%, 12/15/33(d)		37	34,223
Series 2006-RES, Class 5B1A, 1.67%, 05/15/35		224	214,670
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, 1.66%, 05/15/35		28	25,745
Series 2006-H, Class 1A, 1.63%, 11/15/36		40	31,952
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(c)		285	292,950
Dryden 53 CLO Ltd., Series 2017-53A, Class A, 0.00%, 01/15/31(a)(c)		280	280,000
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, 1.95%, 01/25/36(a)		52	32,074
Flatiron CLO Ltd., Series 2015-1A, Class AR, 2.25%, 04/15/27(a)(c)		250	250,358

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
GCAT LLC, Series 2017-4, Class A1, 3.23%, 05/25/22(b)(c)	USD	45	$44,626
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, 1.70%, 08/25/36(a)		573	365,538
GSAA Home Equity Trust, Series 2007-4, Class A3B, 1.90%, 03/25/37(a)		50	6,935
GSAMP Trust(a):
Series 2007-H1, Class A1B, 1.75%, 01/25/47		32	21,698
Series 2007-HS1, Class M6, 3.80%, 02/25/47		25	25,533
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.65%, 10/28/24(a)(c)		280	280,470
Home Equity Asset Trust, Series 2007-1, Class 2A3, 1.70%, 05/25/37(a)		40	32,983
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A3, 1.75%, 07/25/37(a)		81	54,879
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(b)		183	71,470
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 2.20%, 04/15/36(a)		50	46,094
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(a)		130	135,477
Series 2002-A, Class C, 0.00%, 06/15/33		10	7,784
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 01/22/24(c)		210	209,512
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(d)		159	158,842
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 2A3, 1.74%, 03/25/46		336	171,761
Series 2006-2, Class 2A4, 1.84%, 03/25/46		107	55,535
Series 2006-3, Class 2A3, 1.73%, 05/25/46		32	15,058
Series 2006-5, Class 2A3, 1.70%, 06/25/36		32	18,713
Series 2006-7, Class 2A3, 1.71%, 08/25/36		19	11,169
Series 2006-9, Class 2A2, 1.66%, 10/25/36		24	12,112
Series 2006-10, Class 2A4, 1.77%, 11/25/36		17	8,688
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, 2.55%, 10/21/30(a)(c)		250	251,388
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 1.79%, 05/25/37(a)		27	19,035
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, 2.15%, 12/25/34		78	76,433
Series 2007-NC1, Class A1, 1.68%, 11/25/36		214	136,347
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, 1.87%, 07/25/37(a)		24	21,920
Navient Private Education Loan Trust(a)(c):
Series 2014-CTA, Class B, 3.23%, 10/17/44		250	253,840
Series 2016-AA, Class B, 3.50%, 12/16/58		100	96,671
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 09/15/31(a)		15	13,024
Octagon Investment Partners 24 Ltd.(a)(c):
Series 2015-1A, Class A1R, 2.34%, 05/21/27		250	250,121
Series 2015-1A, Class A2AR, 2.79%, 05/21/27		250	250,170
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, 2.59%, 01/20/31(a)(c)		250	250,552
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.47%, 07/17/25(a)(c)		270	270,182
OFSI Fund VI Ltd., Series 2014-6A, Class A2, 3.26%, 03/20/25(a)(c)		210	210,286
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.58%, 08/23/24(a)(c)		268	268,600
OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.31%, 09/18/24(c)		100	100,952
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, 1.76%, 03/25/37(a)		40	28,040
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(b)		211	207,805

Security		Par (000)	Value
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, 2.68%, 10/15/37(a)(c)	USD	48	$47,604
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(b)		30	27,732
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.82%, 10/30/27(a)(c)		250	250,596
OZLM Funding III Ltd., Series 2013-3A, Class BR, 4.36%, 01/22/29(a)(c)		250	254,946
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, 2.61%, 10/22/30(a)(c)		495	498,241
OZLM IX Ltd., Series 2014-9A, Class CR, 4.91%, 01/20/27(a)(c)		250	250,796
OZLM XXI, Series 2017-21A, Class B, 0.00%, 01/20/31(a)(c)		250	250,000
Palmer Square CLO Ltd., Series 2013-1A, Class A2R, 2.92%, 05/15/25(a)(c)		76	76,015
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, 2.06%, 10/15/25(a)(c)		180	180,026
Pretium Mortgage Credit Partners I LLC, Series 2017-NPL2, Class A1, 3.25%, 03/28/57(b)(c)		255	255,623
Progress Residential Trust(a)(c):
Series 2016-SFR1, Class A, 2.96%, 09/17/33		99	100,218
Series 2016-SFR1, Class E, 5.31%, 09/17/33		100	102,644
Series 2016-SFR2, Class E, 5.01%, 01/17/34		100	102,599
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(b)(c)(d)		66	66,558
RAMP Trust, Series 2006-RS6, Class A4, 1.82%, 11/25/36(a)		104	87,420
RCO Mortgage LLC, Series 2015-NQM1, Class A, 5.05%, 11/25/45(a)(c)		5	4,597
Rockford Tower CLO Ltd., Series 2017-1A, Class B, 3.16%, 04/15/29(a)(c)		250	251,509
Saxon Asset Securities Trust, Series 2007-1, Class M1, 1.84%, 01/25/47(a)		77	46,388
Scholar Funding Trust, Series 2013-A, Class A, 2.21%, 01/30/45(a)(c)		303	299,816
Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A1, 1.74%, 11/25/36(a)(c)		46	28,909
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, 1.71%, 07/25/36(a)		18	6,666
Silver Creek CLO Ltd., Series 2014-1A, Class AR, 2.60%, 07/20/30(a)(c)		250	251,697
SLM Private Credit Student Loan Trust(a):
Series 2004-B, Class A3, 1.92%, 03/15/24		187	185,931
Series 2005-A, Class A3, 1.79%, 06/15/23		101	100,615
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 3.02%, 10/20/28(a)(c)		250	252,537
Sound Point CLO XIV Ltd., Series 2016-3A, Class C, 4.01%, 01/23/29(a)(c)		250	254,415
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24(c)		320	321,057
Stanwich Mortgage Loan Co. LLC, Series 2017-NPB1, Class A1, 3.60%, 05/17/22(b)(c)(d)		232	232,723
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 3.05%, 09/25/34(a)		51	49,669
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 1.85%, 01/25/35(a)		71	69,528
Symphony CLO XII Ltd., Series 2013-12A, Class AR, 2.39%, 10/15/25(a)(c)		380	380,571
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, 2.15%, 11/17/30(a)(c)		250	251,318
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(c)		55	53,681

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Union Pacific Railroad Co. Pass-Through Trust, Series 14-1, 3.23%, 05/14/26	USD	57	$58,528
United Airlines Pass-Through Trust, Series B, Class B, 4.75%, 04/11/22		15	15,131
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFL, 3.13%, 10/25/46(a)		78	79,290
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.73%, 01/15/27(a)(c)		250	250,335
Voya CLO Ltd., Series 2013-3A, Class A1R, 2.40%, 01/18/26(a)(c)		250	250,525
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 1.68%, 07/25/37(a)(c)		79	72,413
Washington Mutural Asset-Backed Certificates WMABS Trust, Series 2007-HE2, Class 2A2, 1.77%, 02/25/37(a)		98	42,861
West CLO Ltd., Series 2013-1A, Class A1AR, 2.55%, 11/07/25(a)(c)		250	250,559
WVUE, Series 2015-1A, Class A, 4.50%, 09/25/20(b)(c)(d)		25	24,753

Total Asset-Backed Securities — 4.2% (Cost: $21,281,519)			21,476,984

		Shares
Common Stocks — 56.5%

Aerospace & Defense — 1.7%
Boeing Co. (The)		17,065	5,032,639
Curtiss-Wright Corp.		725	88,341
Orbital ATK, Inc.		652	85,738
Raytheon Co.		17,551	3,296,956
Rockwell Collins, Inc.		1,850	250,897

			8,754,571
Auto Components — 1.0%
Aptiv PLC		13,942	1,182,700
BorgWarner, Inc.		63,565	3,247,536
Delphi Technologies PLC		4,965	260,513
Lear Corp.		1,516	267,817

			4,958,566
Banks — 3.1%
Bank of America Corp.		148,204	4,374,982
Citigroup, Inc.		36,256	2,697,809
Citizens Financial Group, Inc.(e)		80,756	3,390,137
First Republic Bank		27,525	2,384,766
JPMorgan Chase & Co.		9,475	1,013,256
SunTrust Banks, Inc.		25,167	1,625,537
Synovus Financial Corp.		13,110	628,493

			16,114,980
Beverages — 0.4%
Coca-Cola European Partners PLC		21,213	845,338
Dr Pepper Snapple Group, Inc.		8,813	855,390
Molson Coors Brewing Co., Class B		4,321	354,624

			2,055,352
Biotechnology — 2.2%
AbbVie, Inc.		50,670	4,900,296
Amgen, Inc.		1,530	266,067
Celgene Corp.(f)		20,986	2,190,099
Gilead Sciences, Inc.		53,216	3,812,394

			11,168,856
Capital Markets — 2.3%
CME Group, Inc.		5,532	807,949
Evercore, Inc., Class A		11,393	1,025,370

Security	Shares	Value
Capital Markets (continued)
Intercontinental Exchange, Inc.	51,440	$3,629,606
S&P Global, Inc.	21,403	3,625,668
SEI Investments Co.	39,299	2,824,026

		11,912,619
Chemicals — 1.4%
Air Products & Chemicals, Inc.	22,028	3,614,354
Eastman Chemical Co.	31,361	2,905,283
WR Grace & Co.	6,514	456,827

		6,976,464
Commercial Services & Supplies — 0.1%
Brink’s Co. (The)	2,825	222,328
KAR Auction Services, Inc.	1,352	68,290
LSC Communications, Inc.	7,283	110,337

		400,955
Communications Equipment — 0.2%
InterDigital, Inc.	9,065	690,300
Palo Alto Networks, Inc.(f)	1,738	251,906

		942,206
Consumer Finance — 0.0%
Green Dot Corp., Class A(f)	1,181	71,167

Containers & Packaging — 0.1%
WestRock Co.	11,492	726,409

Diversified Consumer Services — 0.2%
H&R Block, Inc.(e)	35,981	943,422

Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(f)	10,243	2,030,367

Diversified Telecommunication Services — 0.1%
Zayo Group Holdings, Inc.(f)	12,018	442,262

Electric Utilities — 1.1%
Portland General Electric Co.	44,233	2,016,140
Westar Energy, Inc.	55,489	2,929,819
Xcel Energy, Inc.	15,504	745,898

		5,691,857
Electrical Equipment — 1.2%
AMETEK, Inc.	5,838	423,080
Hubbell, Inc.	17,982	2,433,684
Rockwell Automation, Inc.	16,722	3,283,364

		6,140,128
Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	4,211	292,622
Dolby Laboratories, Inc., Class A	9,353	579,886
IPG Photonics Corp.(f)	3,778	808,983
SYNNEX Corp.	2,178	296,099
TE Connectivity Ltd.	10,901	1,036,031
Zebra Technologies Corp., Class A(f)	3,673	381,258

		3,394,879
Energy Equipment & Services — 0.0%
Halliburton Co.	1,919	93,782

Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc.	2,496	325,953
Gaming and Leisure Properties, Inc.	8,516	315,092
Outfront Media, Inc.	48,896	1,134,387
Prologis, Inc.	16,262	1,049,062
Simon Property Group, Inc.	12,232	2,100,724
Ventas, Inc.	29,406	1,764,654
Weingarten Realty Investors	22,167	728,629

		7,418,501

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	5,612	$1,044,505
Performance Food Group Co.(f)	39,741	1,315,427
Wal-Mart Stores, Inc.	6,817	673,179

		3,033,111
Food Products — 1.7%
Archer-Daniels-Midland Co.	71,502	2,865,800
Bunge Ltd.	28,716	1,926,269
Hershey Co. (The)(e)	21,912	2,487,231
Kellogg Co.(e)	8,962	609,237
Tyson Foods, Inc., Class A	7,208	584,353

		8,472,890
Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	52,637	3,402,456
Danaher Corp.	15,403	1,429,707
Edwards Lifesciences Corp.(f)	15,147	1,707,218
IDEXX Laboratories, Inc.(f)	16,900	2,642,822

		9,182,203
Health Care Providers & Services — 1.5%
Aetna, Inc.	3,679	663,655
AmerisourceBergen Corp.	10,479	962,182
Humana, Inc.	13,701	3,398,807
McKesson Corp.	7,106	1,108,181
UnitedHealth Group, Inc.	8,116	1,789,253

		7,922,078
Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(e)(f)	26,278	1,452,648

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	44,616	2,961,164
Choice Hotels International, Inc.	2,013	156,209
Extended Stay America, Inc.	28,771	546,649
International Game Technology PLC	10,254	271,833
McDonald’s Corp.	27,650	4,759,118

		8,694,973
Industrial Conglomerates — 1.0%
3M Co.	18,347	4,318,333
General Electric Co.	32,780	572,011

		4,890,344
Insurance — 2.0%
Allstate Corp. (The)	5,688	595,590
Aon PLC	1,902	254,868
Athene Holding Ltd., Class A(f)	1,317	68,102
First American Financial Corp.	12,370	693,215
Hartford Financial Services Group, Inc. (The)	4,128	232,324
Lincoln National Corp.	42,131	3,238,610
Marsh & McLennan Cos., Inc.	18,945	1,541,933
Principal Financial Group, Inc.	1,430	100,901
Prudential Financial, Inc.	22,190	2,551,406
Reinsurance Group of America, Inc.	717	111,802
Unum Group	18,738	1,028,529

		10,417,280
Internet & Direct Marketing Retail — 1.1%(f)
Amazon.com, Inc.	3,788	4,429,953
Netflix, Inc.	427	81,967
Priceline Group, Inc. (The)	530	921,002

		5,432,922
Internet Software & Services — 2.7%(f)
Alphabet, Inc., Class A	2,590	2,728,306
Alphabet, Inc., Class C	3,448	3,607,987
Facebook, Inc., Class A	38,393	6,774,829

Security	Shares	Value
Internet Software & Services (continued)
VeriSign, Inc.	3,976	$455,014
Yelp, Inc.	765	32,099

		13,598,235
IT Services — 2.8%
Booz Allen Hamilton Holding Corp.	3,980	151,757
Broadridge Financial Solutions, Inc.	16,770	1,519,027
EPAM Systems, Inc.(f)	926	99,480
Euronet Worldwide, Inc.(e)(f)	6,082	512,530
Fidelity National Information Services, Inc.	2,784	261,947
International Business Machines Corp.	20,976	3,218,138
Mastercard, Inc., Class A	31,737	4,803,712
Total System Services, Inc.	10,264	811,780
Visa, Inc., Class A	27,426	3,127,112

		14,505,483
Leisure Products — 0.1%
Hasbro, Inc.	4,033	366,559

Life Sciences Tools & Services — 0.1%
Waters Corp.(f)	1,493	288,433

Machinery — 2.2%
Cummins, Inc.	1,545	272,909
Graco, Inc.	3,555	160,757
Illinois Tool Works, Inc.	18,633	3,108,916
Ingersoll-Rand PLC	12,190	1,087,226
Oshkosh Corp.	11,730	1,066,140
PACCAR, Inc.	49,493	3,517,963
Xylem, Inc.	26,642	1,816,984

		11,030,895
Media — 1.3%
Comcast Corp., Class A	26,091	1,044,944
John Wiley & Sons, Inc., Class A	23,864	1,569,058
Scripps Networks Interactive, Inc., Class A	978	83,502
Time Warner, Inc.	8,844	808,961
Walt Disney Co. (The)	31,572	3,394,306

		6,900,771
Metals & Mining — 0.7%
Newmont Mining Corp.	92,207	3,459,607

Multiline Retail — 0.7%
Kohl’s Corp.	10,328	560,087
Target Corp.	48,104	3,138,786

		3,698,873
Multi-Utilities — 0.8%
CMS Energy Corp.	67,191	3,178,134
Vectren Corp.	16,245	1,056,250

		4,234,384
Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp.	27,468	1,473,384
ConocoPhillips	71,549	3,927,325
Exxon Mobil Corp.	29,007	2,426,145
Marathon Petroleum Corp.	12,719	839,200
Occidental Petroleum Corp.	14,225	1,047,813
ONEOK, Inc.	536	28,649
Suncor Energy, Inc.	28,226	1,036,459
Valero Energy Corp.	39,669	3,645,978
Williams Cos., Inc. (The)	37,652	1,148,009

		15,572,962
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	27,458	3,493,756
Herbalife Ltd.(f)	795	53,837

		3,547,593

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals — 1.8%
Bristol-Myers Squibb Co.	50,485	$3,093,721
Catalent, Inc.(f)	22,995	944,634
Johnson & Johnson	11,861	1,657,219
Merck & Co., Inc.	21,881	1,231,244
Zoetis, Inc.	34,965	2,518,879

		9,445,697
Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A(f)	47,486	2,056,619
Jones Lang LaSalle, Inc.	1,301	193,758

		2,250,377
Road & Rail — 0.1%
Norfolk Southern Corp.	4,400	637,560

Semiconductors & Semiconductor Equipment — 2.0%
Intel Corp.	16,478	760,625
KLA-Tencor Corp.	2,698	283,479
Lam Research Corp.	1,043	191,985
Maxim Integrated Products, Inc.	50,836	2,657,706
QUALCOMM, Inc.	16,853	1,078,929
Skyworks Solutions, Inc.	7,153	679,177
Texas Instruments, Inc.	42,353	4,423,347

		10,075,248
Software — 2.6%
Activision Blizzard, Inc.	55,177	3,493,808
Adobe Systems, Inc.(f)	10,149	1,778,511
Intuit, Inc.	3,125	493,062
Microsoft Corp.	48,238	4,126,279
Oracle Corp.	65,516	3,097,596
Verint Systems, Inc.(f)	1,999	83,658

		13,072,914
Specialty Retail — 0.9%
Aaron’s, Inc.	13,308	530,324
Lowe’s Cos., Inc.	24,243	2,253,145
Penske Automotive Group, Inc.(e)	37,291	1,784,374

		4,567,843
Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.	61,275	10,369,568
HP, Inc.	36,128	759,049
Pure Storage, Inc., Class A(f)	14,658	232,476

		11,361,093
Textiles, Apparel & Luxury Goods — 0.4%
Ralph Lauren Corp.(e)	4,434	459,761
Skechers U.S.A., Inc., Class A(f)	35,928	1,359,516

		1,819,277
Thrifts & Mortgage Finance — 0.2%
Essent Group Ltd.(f)	27,234	1,182,500

Tobacco — 0.7%
Altria Group, Inc.	49,064	3,503,660

Wireless Telecommunication Services — 0.8%
Sprint Corp.	69,470	409,178
Telephone & Data Systems, Inc.	26,289	730,834
T-Mobile US, Inc.(e)(f)	42,617	2,706,606

		3,846,618

Total Common Stocks — 56.5% (Cost: $262,813,309)		288,702,374

Security		Par (000)	Value
Corporate Bonds — 8.8%

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc.(c):
2.85%, 12/15/20	USD	38	$38,171
4.75%, 10/07/44		8	8,932
Lockheed Martin Corp.:
3.55%, 01/15/26		43	44,650
3.60%, 03/01/35		60	60,483
4.50%, 05/15/36		17	19,062
4.07%, 12/15/42		9	9,475
4.09%, 09/15/52		32	33,498
Northrop Grumman Corp.:
2.93%, 01/15/25		150	149,109
3.85%, 04/15/45		43	43,340
United Technologies Corp.:
1.78%, 05/04/18(b)		166	165,746
4.15%, 05/15/45		27	28,762
4.05%, 05/04/47		115	120,368

			721,596
Air Freight & Logistics — 0.0%
FedEx Corp.:
4.90%, 01/15/34		40	45,342
3.90%, 02/01/35		80	81,271

			126,613
Airlines — 0.1%
American Airlines Group, Inc., 4.63%, 03/01/20(c)		91	92,479
Delta Air Lines, Inc., 2.88%, 03/13/20		338	339,961
Gol Finance, Inc., 7.00%, 01/31/25(c)		27	26,541

			458,981
Auto Components — 0.0%
Aptiv PLC:
4.25%, 01/15/26		62	65,796
4.40%, 10/01/46		47	48,413

			114,209
Automobiles — 0.1%
Hyundai Capital America, 2.55%, 04/03/20(c)		402	398,719

Banks — 2.0%
Bank of America Corp.:
2.25%, 04/21/20		145	145,101
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(g)		395	394,308
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(g)		740	737,914
3.30%, 01/11/23		80	81,840
3.88%, 08/01/25		201	212,021
3.50%, 04/19/26		132	134,957
3.25%, 10/21/27		70	69,462
4.18%, 11/25/27		190	198,411
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(g)		40	40,658
Barclays PLC, 4.95%, 01/10/47		200	221,933
BB&T Corp., 2.45%, 01/15/20		92	92,305
BNP Paribas SA, 2.95%, 05/23/22(c)		240	240,522
Citigroup, Inc.:
1.80%, 02/05/18		205	204,978
2.50%, 07/29/19		285	285,875
2.90%, 12/08/21		255	256,678
3.50%, 05/15/23		66	67,181
3.88%, 03/26/25		53	54,253
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(g)		32	33,123

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Citigroup, Inc. (continued):
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(g)	USD	230	$233,346
4.13%, 07/25/28		223	229,836
Citizens Bank NA:
2.25%, 03/02/20		277	275,681
2.65%, 05/26/22		250	247,714
Credit Agricole SA, 3.25%, 10/04/24(c)		250	248,318
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20		250	250,975
HSBC Holdings PLC:
2.65%, 01/05/22		277	275,161
(USD Swap Rate 5 Year + 3.75%), 6.00%(g)(h)		200	210,250
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28(g)		200	208,428
Intesa Sanpaolo SpA(c):
3.13%, 07/14/22		200	198,558
5.02%, 06/26/24		206	210,928
JPMorgan Chase & Co.:
2.97%, 01/15/23		420	423,522
3.90%, 07/15/25		104	109,028
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(g)		90	91,561
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(g)		420	431,746
Mizuho Financial Group, Inc., 2.95%, 02/28/22		472	472,462
Royal Bank of Scotland Group PLC(g):
(LIBOR USD 3 Month + 1.47%), 2.89%, 05/15/23		270	272,958
(LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23		210	210,458
Santander Holdings USA, Inc.(c):
3.70%, 03/28/22		50	50,602
3.40%, 01/18/23		165	164,357
Santander UK Group Holdings PLC, 2.88%, 08/05/21		215	214,473
Sumitomo Mitsui Trust Bank Ltd.(c):
2.05%, 03/06/19		505	503,692
1.95%, 09/19/19		235	233,123
UBS Group Funding Switzerland AG, 4.25%, 03/23/28(c)		310	326,643
US Bancorp:
2.95%, 07/15/22		135	136,821
3.15%, 04/27/27		20	20,036
Washington Mutual Bank, 1.40%, 11/06/09(d)(f)(i)		100	—
Washington Mutual, Inc., 1.40%, 09/29/17(a)(d)(f)(i)		400	—
Wells Fargo & Co.:
2.60%, 07/22/20		68	68,419
2.55%, 12/07/20		90	90,365
2.63%, 07/22/22		350	348,117

			10,229,098
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		84	84,421
3.30%, 02/01/23		140	143,261
3.65%, 02/01/26		455	469,550
4.70%, 02/01/36		20	22,363

			719,595
Biotechnology — 0.3%
AbbVie, Inc.:
2.50%, 05/14/20		100	100,308
2.90%, 11/06/22		103	103,300
4.50%, 05/14/35		490	538,187
Amgen, Inc.:
2.13%, 05/01/20		87	86,537
4.40%, 05/01/45		85	92,484

Security		Par (000)	Value
Biotechnology (continued)
Baxalta, Inc., 4.00%, 06/23/25	USD	125	$129,197
Gilead Sciences, Inc.:
2.35%, 02/01/20		25	25,117
2.50%, 09/01/23		60	59,233
4.60%, 09/01/35		29	32,676
4.00%, 09/01/36		240	253,903
4.50%, 02/01/45		39	43,346

			1,464,288
Building Products — 0.0%
Johnson Controls International PLC, 5.13%, 09/14/45		63	73,954

Capital Markets — 0.5%
Bank of New York Mellon Corp. (The), (LIBOR USD 3 Month + 3.13%), 4.62%(g)(h)		92	93,495
Blackstone Holdings Finance Co. LLC, 4.00%, 10/02/47(c)		100	99,603
Goldman Sachs Group, Inc. (The):
2.63%, 01/31/19		297	298,283
2.00%, 04/25/19		48	47,855
2.75%, 09/15/20		71	71,355
2.63%, 04/25/21		103	102,928
2.35%, 11/15/21		209	205,831
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(g)		60	61,704
Moody’s Corp., 2.75%, 12/15/21		117	117,147
Morgan Stanley:
2.80%, 06/16/20		130	131,173
2.75%, 05/19/22		490	488,201
3.75%, 02/25/23		85	88,091
3.70%, 10/23/24		119	122,966
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(g)		270	272,485
(LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/38(g)		115	119,082
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.37%, 05/08/32(g)		70	69,740
State Street Corp., 2.65%, 05/19/26		38	36,967

			2,426,906
Chemicals — 0.0%
Agrium, Inc., 4.13%, 03/15/35(j)		55	56,820
Dow Chemical Co. (The):
4.38%, 11/15/42		27	28,408
4.63%, 10/01/44		20	21,864
Eastman Chemical Co., 4.80%, 09/01/42		28	30,787
Monsanto Co., 3.60%, 07/15/42		23	21,073
Sherwin-Williams Co. (The):
4.00%, 12/15/42		26	26,070
4.50%, 06/01/47		15	16,400

			201,422
Commercial Services & Supplies — 0.1%
Catholic Health Initiatives, 4.35%, 11/01/42		30	28,961
Pitney Bowes, Inc., 4.13%, 05/15/22		144	132,300
Waste Management, Inc., 3.90%, 03/01/35		162	169,836

			331,097
Communications Equipment — 0.0%
Harris Corp., 2.70%, 04/27/20		39	39,157
Juniper Networks, Inc., 3.30%, 06/15/20		79	80,024

			119,181
Consumer Finance — 0.4%
AerCap Ireland Capital DAC:
4.63%, 10/30/20		220	230,622
3.50%, 05/26/22		190	192,823

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Finance (continued)
American Express Credit Corp.:
2.25%, 08/15/19	USD	119	$119,249
3.30%, 05/03/27		35	35,517
Discover Financial Services, 4.10%, 02/09/27		47	48,144
Ford Motor Credit Co. LLC, 3.22%, 01/09/22		425	427,619
General Motors Financial Co., Inc.:
3.10%, 01/15/19		43	43,230
3.70%, 11/24/20		117	120,110
3.20%, 07/06/21		202	203,972
3.15%, 06/30/22		175	174,864
4.00%, 01/15/25		55	56,511
(LIBOR USD 3 Month + 3.60%), 5.75%(g)(h)		15	15,447
Synchrony Financial:
2.60%, 01/15/19		90	90,170
2.70%, 02/03/20		52	52,130
4.50%, 07/23/25		30	31,350
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%, 15.00% Floor), 24.71%, 04/11/22(c)(g)		44	42,790

			1,884,548
Containers & Packaging — 0.1%
International Paper Co., 4.35%, 08/15/48		200	208,807
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		87	88,528

			297,335
Diversified Consumer Services — 0.1%
Northwestern University, 3.66%, 12/01/57		79	81,196
University of Notre Dame du Lac, 3.39%, 02/15/48		65	64,827
University of Southern California, 3.03%, 10/01/39		39	37,227
Wesleyan University, 4.78%, 07/01/2116		79	83,862

			267,112
Diversified Financial Services — 0.1%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		350	378,790
ORIX Corp., 2.90%, 07/18/22		65	64,772
Shell International Finance BV:
4.13%, 05/11/35		88	95,996
3.63%, 08/21/42		16	15,797
3.75%, 09/12/46		100	101,992
Woodside Finance Ltd., 3.65%, 03/05/25(c)		15	15,091

			672,438
Diversified Telecommunication Services — 0.4%
AT&T, Inc.:
4.25%, 03/01/27		95	96,845
3.90%, 08/14/27		130	130,869
5.25%, 03/01/37		125	132,203
5.15%, 02/14/50		330	334,113
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.00%, 05/22/20(g)		1,120	1,126,511
4.13%, 03/16/27		175	182,475
4.50%, 08/10/33		130	136,348
4.40%, 11/01/34		68	69,294

			2,208,658
Electric Utilities — 0.5%
Baltimore Gas & Electric Co., 3.50%, 08/15/46		35	34,292
Duke Energy Corp.:
4.80%, 12/15/45		90	104,012
3.75%, 09/01/46		95	93,946
Emera US Finance LP:
2.15%, 06/15/19		101	100,607
2.70%, 06/15/21		72	71,825

Security		Par (000)	Value
Electric Utilities (continued)
Enel Finance International NV(c):
2.88%, 05/25/22	USD	200	$199,456
3.63%, 05/25/27		200	198,711
3.50%, 04/06/28		300	293,438
Entergy Corp., 2.95%, 09/01/26		80	77,835
Eversource Energy, 2.90%, 10/01/24		130	129,011
Exelon Corp.:
2.85%, 06/15/20		90	90,839
2.45%, 04/15/21		28	27,873
4.95%, 06/15/35		21	23,947
4.45%, 04/15/46		190	206,478
FirstEnergy Corp., 4.85%, 07/15/47		95	106,019
Genneia SA, 8.75%, 01/20/22(c)		27	29,673
MidAmerican Energy Co., 4.40%, 10/15/44		37	42,125
Northern States Power Co., 3.40%, 08/15/42		65	64,330
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		50	57,791
Pacific Gas & Electric Co., 3.30%, 12/01/27(c)		155	153,550
Pampa Energia SA, 7.38%, 07/21/23(c)		27	29,430
Southern Co. (The), 4.40%, 07/01/46		95	101,172
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(c)		79	81,950
Virginia Electric & Power Co.:
3.50%, 03/15/27		97	100,288
4.20%, 05/15/45		28	30,415
4.00%, 11/15/46		50	53,513

			2,502,526
Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		49	49,143

Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 04/01/24		59	59,399
Tyco Electronics Group SA:
3.45%, 08/01/24		15	15,420
3.13%, 08/15/27		30	29,938

			104,757
Energy Equipment & Services — 0.1%
Halliburton Co., 3.80%, 11/15/25		305	316,976

Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.30%, 02/15/21		71	72,302
3.50%, 01/31/23		19	19,428
3.00%, 06/15/23		420	418,900
4.40%, 02/15/26		14	14,722
Boston Properties LP, 3.65%, 02/01/26		115	116,827
Crown Castle International Corp.:
3.40%, 02/15/21		33	33,701
2.25%, 09/01/21		120	117,976
3.20%, 09/01/24		175	173,185

			967,041
Food & Staples Retailing — 0.1%
CVS Health Corp.:
4.00%, 12/05/23		95	98,773
5.13%, 07/20/45		50	57,305
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		126	135,657
4.65%, 06/01/46		6	6,321

			298,056
Food Products — 0.0%
Arcor SAIC, 6.00%, 07/06/23(c)		12	12,735
Kraft Heinz Foods Co., 4.38%, 06/01/46		100	99,055
Tyson Foods, Inc., 3.95%, 08/15/24		75	78,875

			190,665

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Gas Utilities — 0.0%
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44	USD	54	$59,410

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, 3.75%, 11/30/26		420	431,284
Becton Dickinson and Co.:
2.13%, 06/06/19		255	254,427
2.68%, 12/15/19		61	61,220
2.89%, 06/06/22		185	183,843
4.69%, 12/15/44		20	21,870
Boston Scientific Corp., 2.65%, 10/01/18		101	101,399
Medtronic, Inc., 4.38%, 03/15/35		110	124,004
Stryker Corp., 4.63%, 03/15/46		23	26,119

			1,204,166
Health Care Providers & Services — 0.3%
Aetna, Inc.:
4.50%, 05/15/42		27	28,917
4.13%, 11/15/42		25	25,319
4.75%, 03/15/44		30	33,492
3.88%, 08/15/47		80	78,842
AHS Hospital Corp., 5.02%, 07/01/45		21	25,415
Anthem, Inc.:
1.88%, 01/15/18		287	286,980
2.30%, 07/15/18		194	194,423
3.70%, 08/15/21		7	7,216
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	42,876
Cigna Corp., 3.25%, 04/15/25		105	105,512
HCA, Inc., 3.75%, 03/15/19		90	90,787
Kaiser Foundation Hospitals, 4.15%, 05/01/47		123	132,907
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		85	85,224
New York and Presbyterian Hospital (The), 3.56%, 08/01/36		27	27,211
Northwell Healthcare, Inc., 4.26%, 11/01/47		25	25,566
Ochsner Clinic Foundation, 5.90%, 05/15/45		35	45,699
RWJ Barnabas Health, Inc., 3.95%, 07/01/46		15	15,291
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		35	40,305
SSM Health Care Corp., 3.82%, 06/01/27		40	41,481
Trinity Health Corp., 4.13%, 12/01/45		49	51,955
UnitedHealth Group, Inc.:
2.70%, 07/15/20		48	48,555
4.63%, 07/15/35		20	23,291
4.20%, 01/15/47		25	26,939

			1,484,203
Hotels, Restaurants & Leisure — 0.1%
Caesars Growth Properties Holdings LLC, 9.38%, 05/01/22		80	85,600
McDonald’s Corp.:
4.70%, 12/09/35		110	124,946
4.88%, 12/09/45		17	19,693

			230,239
Household Durables — 0.0%
Newell Brands, Inc.:
2.88%, 12/01/19		30	30,241
5.38%, 04/01/36		40	46,816

			77,057
Industrial Conglomerates — 0.0%
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(c)		1	1,065
General Electric Co., 4.50%, 03/11/44		81	89,729
Honeywell International, Inc., 3.81%, 11/21/47(c)		20	20,797

Security		Par (000)	Value
Industrial Conglomerates (continued)
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44	USD	16	$17,715

			129,306
Insurance — 0.1%
Allstate Corp. (The), 4.20%, 12/15/46		49	53,463
American International Group, Inc., 3.88%, 01/15/35		22	22,083
Aon PLC, 4.75%, 05/15/45		20	22,238
Marsh & McLennan Cos., Inc.:
3.75%, 03/14/26		19	19,843
4.35%, 01/30/47		7	7,754
MetLife, Inc., 4.60%, 05/13/46		65	74,143
Principal Financial Group, Inc., 4.30%, 11/15/46		100	106,960
Travelers Cos., Inc. (The):
4.60%, 08/01/43		35	40,409
4.00%, 05/30/47		75	79,863
Willis North America, Inc., 3.60%, 05/15/24		211	214,503

			641,259
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.88%, 08/22/37(c)		250	265,275

IT Services — 0.1%
DXC Technology Co., 2.88%, 03/27/20		63	63,307
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		8	8,220
4.50%, 08/15/46		20	20,847
Total System Services, Inc., 4.80%, 04/01/26		124	134,155
Visa, Inc., 4.15%, 12/14/35		81	89,931

			316,460
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
4.15%, 02/01/24		143	151,688
3.65%, 12/15/25		162	166,248

			317,936
Media — 0.4%
CBS Corp., 2.30%, 08/15/19		107	106,925
Charter Communications Operating LLC:
4.46%, 07/23/22		225	234,754
4.91%, 07/23/25		39	41,464
3.75%, 02/15/28		180	172,477
6.38%, 10/23/35		76	88,740
6.48%, 10/23/45		40	46,637
5.38%, 05/01/47		130	133,295
Comcast Corp.:
3.38%, 08/15/25		91	93,392
4.25%, 01/15/33		35	38,149
4.40%, 08/15/35		69	75,437
3.20%, 07/15/36		160	152,147
4.75%, 03/01/44		85	97,475
4.60%, 08/15/45		54	60,570
3.40%, 07/15/46		42	39,738
Cox Communications, Inc., 3.15%, 08/15/24(c)		140	137,884
CSC Holdings LLC, 7.63%, 07/15/18		80	81,800
Discovery Communications LLC, 3.80%, 03/13/24		67	67,968
Interpublic Group of Cos., Inc. (The), 4.00%, 03/15/22		72	74,418
NBCUniversal Media LLC, 4.45%, 01/15/43		55	60,017
Time Warner Cable LLC:
5.00%, 02/01/20		89	92,881
4.00%, 09/01/21		25	25,749
5.50%, 09/01/41		29	30,226
4.50%, 09/15/42		9	8,444

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Time Warner, Inc.:
2.10%, 06/01/19	USD	143	$142,723
3.60%, 07/15/25		64	64,143
4.85%, 07/15/45		47	49,361
Viacom, Inc., 2.75%, 12/15/19		31	30,954

			2,247,768
Metals & Mining — 0.1%
Barrick Gold Corp., 5.25%, 04/01/42		59	68,021
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		58	71,111
Glencore Funding LLC, 4.00%, 03/27/27(c)		173	173,695
Newmont Mining Corp.:
3.50%, 03/15/22		120	122,505
4.88%, 03/15/42		69	76,569
Nucor Corp., 5.20%, 08/01/43		21	25,442
Rio Tinto Finance USA PLC, 4.13%, 08/21/42		70	74,908
Steel Dynamics, Inc., 5.13%, 10/01/21		38	38,950

			651,201
Multi-Utilities — 0.0%
Dominion Energy, Inc., 2.58%, 07/01/20		105	105,044
NiSource Finance Corp., 3.49%, 05/15/27		80	81,427

			186,471
Oil, Gas & Consumable Fuels — 0.6%
Andeavor Logistics LP, 5.50%, 10/15/19		90	93,422
Apache Corp.:
2.63%, 01/15/23		74	72,567
4.25%, 01/15/44		225	217,974
BP Capital Markets PLC, 3.22%, 04/14/24		190	194,680
Cenovus Energy, Inc., 4.25%, 04/15/27		105	104,747
Concho Resources, Inc.:
3.75%, 10/01/27		245	248,199
4.88%, 10/01/47		30	32,623
Enbridge, Inc.:
2.90%, 07/15/22		90	89,455
3.70%, 07/15/27		70	70,295
Endeavor Energy Resources LP, 7.00%, 08/15/21(c)		90	93,213
Enterprise Products Operating LLC:
5.10%, 02/15/45		23	26,245
4.90%, 05/15/46		67	73,820
EOG Resources, Inc.:
4.15%, 01/15/26		52	55,343
3.90%, 04/01/35		10	10,207
Exxon Mobil Corp.:
1.82%, 03/15/19		84	83,866
4.11%, 03/01/46		65	72,750
Hess Corp., 5.80%, 04/01/47		165	183,611
Kinder Morgan Energy Partners LP:
4.30%, 05/01/24		118	122,857
4.25%, 09/01/24		162	167,780
Kinder Morgan, Inc., 5.05%, 02/15/46		210	217,967
Marathon Petroleum Corp., 5.85%, 12/15/45		50	57,594
MPLX LP, 5.20%, 03/01/47		35	38,410
Pioneer Natural Resources Co., 4.45%, 01/15/26		30	32,155
Resolute Energy Corp., 8.50%, 05/01/20		90	91,575
Spectra Energy Partners LP, 4.50%, 03/15/45		89	91,770
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		110	110,743
TransCanada PipeLines Ltd.:
1.88%, 01/12/18		59	58,999
2.50%, 08/01/22		70	69,555
Valero Energy Corp., 3.65%, 03/15/25		125	128,357
Williams Partners LP, 4.00%, 09/15/25		125	127,902

			3,038,681

Security		Par (000)	Value
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25	USD	67	$85,275

Pharmaceuticals — 0.1%
Allergan Funding SCS:
2.35%, 03/12/18		195	195,154
3.80%, 03/15/25		204	207,682
Merck & Co., Inc., 3.60%, 09/15/42		65	66,358
Pfizer, Inc., 4.00%, 12/15/36		220	241,006

			710,200
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC:
4.15%, 04/01/45		16	17,387
4.70%, 09/01/45		11	12,887
4.13%, 06/15/47		73	79,988
CSX Corp., 4.25%, 11/01/66		43	42,965
Norfolk Southern Corp., 4.05%, 08/15/52(c)		41	42,495
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(c)		139	137,246
Union Pacific Corp.:
3.38%, 02/01/35		34	34,437
3.60%, 09/15/37		80	82,885
3.88%, 02/01/55		37	37,592

			487,882
Semiconductors & Semiconductor Equipment — 0.3%
Analog Devices, Inc.:
3.90%, 12/15/25		19	19,862
3.50%, 12/05/26		154	155,845
5.30%, 12/15/45		13	15,450
Applied Materials, Inc.:
3.30%, 04/01/27		112	113,915
4.35%, 04/01/47		39	43,750
Broadcom Corp.(c):
2.38%, 01/15/20		545	541,314
3.00%, 01/15/22		383	379,756
3.63%, 01/15/24		126	125,293
Lam Research Corp.:
2.75%, 03/15/20		60	60,425
2.80%, 06/15/21		80	80,502
QUALCOMM, Inc.:
2.60%, 01/30/23		125	121,927
4.80%, 05/20/45		41	44,098
Xilinx, Inc., 2.95%, 06/01/24		35	34,781

			1,736,918
Software — 0.3%
Autodesk, Inc., 3.50%, 06/15/27		185	181,471
Microsoft Corp.:
3.50%, 02/12/35		69	71,792
3.45%, 08/08/36		230	237,127
4.25%, 02/06/47		210	240,087
Oracle Corp.:
3.25%, 05/15/30		66	66,718
3.90%, 05/15/35		77	81,566
4.00%, 07/15/46		74	78,737
VMware, Inc., 2.30%, 08/21/20		495	492,193

			1,449,691
Specialty Retail — 0.0%
Home Depot, Inc. (The), 5.88%, 12/16/36		45	60,895
Lowe’s Cos., Inc., 4.38%, 09/15/45		60	66,316

			127,211
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.:
3.00%, 02/09/24		138	139,752
2.85%, 05/11/24		445	446,993

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued):
3.45%, 02/09/45	USD	29	$28,302
4.65%, 02/23/46		178	208,444
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		205	205,988
2.10%, 10/04/19(c)		190	188,699
3.60%, 10/15/20		101	103,121
HP, Inc., 3.75%, 12/01/20		21	21,671
Seagate HDD Cayman, 5.75%, 12/01/34		3	2,888

			1,345,858
Tobacco — 0.1%
BAT Capital Corp., 4.39%, 08/15/37(c)		135	141,764
Reynolds American, Inc.:
2.30%, 06/12/18		70	70,082
3.25%, 06/12/20		30	30,483
4.45%, 06/12/25		240	255,899

			498,228
Trading Companies & Distributors — 0.1%
Air Lease Corp., 2.63%, 07/01/22		160	157,842
Aviation Capital Group LLC, 2.88%, 09/17/18(c)		155	155,520
GATX Corp.:
2.60%, 03/30/20		67	66,983
3.85%, 03/30/27		23	23,385

			403,730
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., 5.00%, 03/15/44		10	11,549
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(c)		263	265,084

			276,633

Total Corporate Bonds — 8.8% (Cost: $44,513,059)			45,115,972

Foreign Agency Obligations — 0.1%

Argentina — 0.0%
YPF SA:
8.88%, 12/19/18(c)		33	34,848
8.50%, 03/23/21(c)		6	6,786
8.75%, 04/04/24		64	73,504
6.95%, 07/21/27(c)		27	28,660

			143,798
Brazil — 0.1%
Petrobras Global Finance BV:
5.38%, 01/27/21		63	65,520
8.38%, 05/23/21		75	85,537
6.13%, 01/17/22		278	295,028
5.30%, 01/27/25(c)		12	12,036
7.38%, 01/17/27		14	15,414
6.00%, 01/27/28(c)		12	12,030

			485,565
Mexico — 0.0%
Petroleos Mexicanos, 6.50%, 03/13/27(c)		134	146,462

Total Foreign Agency Obligations — 0.1% (Cost: $764,137)			775,825

Foreign Government Obligations — 1.5%

Argentina — 0.1%
Republic of Argentina:
6.25%, 04/22/19		153	159,656
8.00%, 10/08/20		26	29,228
8.75%, 05/07/24		178	205,477

Security		Par (000)	Value
Argentina (continued)
Republic of Argentina (continued):
7.82%, 12/31/33	EUR	25	$34,693
6.25%, 11/09/47		100	121,566

			550,620
Brazil — 0.0%
Federative Republic of Brazil, 0.00%, 01/01/19(k)	BRL	150	42,336

Colombia — 0.1%
Republic of Colombia, 3.88%, 04/25/27	USD	340	346,120

Egypt — 0.1%
Arab Republic of Egypt:
0.00%, 10/16/18(k)	EGP	3,600	177,521
0.00%, 11/13/18(k)		2,150	104,849
0.00%, 11/27/18(k)		1,025	49,628
5.75%, 04/29/20	USD	100	104,558

			436,556
Hungary — 0.0%
Republic of Hungary, 5.38%, 03/25/24		140	158,371

Indonesia — 0.2%
Republic of Indonesia:
8.38%, 03/15/24	IDR	134,000	10,981
4.75%, 01/08/26	USD	200	217,268
8.38%, 09/15/26	IDR	1,162,000	96,768
7.00%, 05/15/27		451,000	34,837
7.50%, 08/15/32		2,937,000	228,874
8.38%, 03/15/34		1,085,000	89,167
8.25%, 05/15/36		4,270,000	350,916
7.50%, 05/15/38		1,435,000	110,791

			1,139,602
Lebanon — 0.1%
Lebanese Republic:
6.10%, 10/04/22	USD	89	86,491
6.65%, 04/22/24		30	29,298
6.25%, 11/04/24		50	48,019
6.85%, 03/23/27		102	98,462

			262,270
Mexico — 0.5%
United Mexican States:
4.75%, 06/14/18	MXN	3,600	180,678
5.00%, 12/11/19		26,400	1,278,022
4.15%, 03/28/27	USD	832	862,784

			2,321,484
Panama — 0.0%
Republic of Panama, 3.75%, 03/16/25		200	208,600

Peru — 0.0%
Republic of Peru, 7.35%, 07/21/25		150	194,325

Philippines — 0.1%
Republic of the Philippines, 5.50%, 03/30/26		200	236,098

Russia — 0.2%
Russian Federation:
6.40%, 05/27/20	RUB	4,826	82,911
7.50%, 08/18/21		8,928	157,721
7.40%, 12/07/22		1,502	26,422
7.75%, 09/16/26		3,178	56,424
8.15%, 02/03/27		9,361	171,057
4.25%, 06/23/27		200	205,900
7.05%, 01/19/28		3,850	64,954

			765,389

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
South Africa — 0.1%
Republic of South Africa:
5.50%, 03/09/20	USD	219	$229,889
6.25%, 03/31/36	ZAR	2,049	119,161
6.50%, 02/28/41		899	51,279
8.75%, 02/28/48		1,015	74,383

			474,712
Turkey — 0.0%
Republic of Turkey:
7.00%, 06/05/20	USD	112	120,828
7.38%, 02/05/25		88	101,335

			222,163
Uruguay — 0.0%
Republic of Uruguay, 4.38%, 10/27/27		140	149,919

Total Foreign Government Obligations — 1.5% (Cost: $7,614,562)			7,508,565

		Shares
Investment Companies — 2.2%(w)
iShares Edge MSCI Multifactor USA ETF		297,982	9,472,848
iShares iBoxx $ High Yield Corporate Bond ETF		18,780	1,638,743

Total Investment Companies — 2.2% (Cost: $11,239,544)			11,111,591

		Par (000)
Municipal Bonds — 2.2%
Adams & Weld Counties School District No 27J Brighton, Series 2017, GO, 5.00%, 12/01/42	USD	20	23,976
Alamo Community College District;
Series 2017, GO, 5.00%, 08/15/30		20	24,615
Series 2017, GO, 5.00%, 08/15/31		20	24,499
Series 2017, GO, 5.00%, 08/15/34		20	24,250
Series 2017, GO, 5.00%, 08/15/35		20	24,193
Series 2017, GO, 5.00%, 08/15/36		20	24,155
Series 2017, GO, 5.00%, 08/15/37		20	24,098
Series 2017, GO, 5.00%, 08/15/38		20	24,060
American Municipal Power, Inc., Series 2009B, RB, 6.45%, 02/15/44		15	20,607
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 1.71%, 01/01/37(a)		40	36,006
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40		80	115,426
Series 2010S-1, RB, 7.04%, 04/01/50		95	150,083
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		90	86,719
California Health Facilities Financing Authority (Cedars- Sinai Medical Center), Series 2016A, RB, 5.00%, 08/15/33		20	23,905
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-series G-2, RB, 8.36%, 10/01/34		40	61,261
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45		20	22,552
Series 2016, RB, 5.00%, 01/01/46		20	22,612
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41		20	23,240
Series 2016, RB, 5.00%, 07/01/51		10	11,235
Chino Valley Unified School District (San Bernardino County), Series 2017A, GO, 5.25%, 08/01/47		40	49,126

Security		Par (000)	Value
City & County of Denver Airport System;(l)
Series 2017A, RB, 5.00%, 11/15/28	USD	15	$18,231
Series 2017A, RB, 5.00%, 11/15/29		15	18,144
Series 2017A, RB, 5.00%, 11/15/30		15	18,057
Series 2017B, RB, 5.00%, 11/15/33		5	6,029
City and County of Honolulu, Hawaii, Series 2017A, GO, 5.00%, 09/01/41		10	12,001
City of Aurora, Series 2016, RB, 5.00%, 08/01/46		30	35,402
City of Houston Combined Utility System, Series 2016B, RB, 5.00%, 11/15/35		20	23,779
City of Long Beach, Series 2016, 5.00%, 05/15/47		30	36,172
City of Los Angeles Department of Airports, Series 2017A, RB, 5.00%, 05/15/47		20	23,566
City of Miami Beach Water & Sewer, Series 2017C, 5.00%, 09/01/47		20	23,627
City of Philadelphia;
Series 2017B, 5.00%, 07/01/42		30	34,711
Series 2017B, 5.00%, 07/01/47		40	46,103
City of Phoenix Civic Improvement Corp., Series 2017A, 5.00%, 07/01/47		10	11,660
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		25	38,065
Clark County School District;
Series 2016A, GO, 5.00%, 06/15/23		15	17,296
Series 2016A, GO, 5.00%, 06/15/24		30	35,182
Series 2015C, GO, 5.00%, 06/15/26		5	6,020
Series 2015C, GO, 5.00%, 06/15/27		15	17,975
Series 2015C, GO, 5.00%, 06/15/28		20	23,855
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		10	10,720
Commonwealth Financing Authority, Series 2016A, RB, 4.14%, 06/01/38		30	31,803
Commonwealth of Massachusetts (Rail Enhancement & Accelerated Bridge Programs);
Series 2017F, GO, 5.00%, 11/01/39		30	36,121
Series 2017A, RB, 5.00%, 06/01/40		20	24,170
Series 2017F, GO, 5.00%, 11/01/40		60	72,127
Series 2017A, RB, 5.00%, 06/01/41		20	24,150
Series 2017F, GO, 5.00%, 11/01/41		30	36,035
Series 2017F, GO, 5.00%, 11/01/42		30	35,977
Series 2017A, RB, 5.00%, 06/01/43		20	24,111
Series 2017F, GO, 5.00%, 11/01/44		50	59,867
Series 2017F, GO, 5.00%, 11/01/45		30	35,891
Series 2017F, GO, 5.00%, 11/01/46		40	47,779
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(f)(i)		475	112,813
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corporation);
Series 2015F, RB, 5.00%, 07/01/45		30	33,177
Series 2015L, RB, 5.00%, 07/01/45		40	45,564
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		25	32,522
County of Clark Department of Aviation, Series 2017C, RB, 5.00%, 07/01/21		30	32,885
County of Fairfax, Series 2017, RB, 5.00%, 07/15/44		10	12,081
County of Miami-Dade;
Series 2016B, RB, 2.50%, 10/01/24		50	48,302
Series 2017D, RB, 3.35%, 10/01/29		10	9,865
Series 2017D, RB, 3.45%, 10/01/30		15	15,163
Series 2017D, RB, 3.50%, 10/01/31		15	15,178
Series 2016A, GO, 5.00%, 07/01/35		20	23,621
Series 2015A, RB, 5.00%, 10/01/38		45	51,645
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41		30	35,001
Series 2016A, RB, 5.00%, 12/01/46		40	46,513

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
District of Columbia, Series 2009E, RB, 5.59%, 12/01/34	USD	50	$61,794
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		50	57,368
East Bay Municipal Utility District (Alameda and Contra Costa Counties), Series 2017A, RB, 5.00%, 06/01/45		10	12,075
Eastern Municipal Water District Financing Authority, Series 2017D, 5.00%, 07/01/47		10	12,064
Golden State Tobacco Securitization Corp., Series 2007A-1, RB, 5.13%, 06/01/47		75	74,940
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		15	15,758
Great Lakes Water Authority Michigan Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		5	6,051
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29		15	17,693
Series 2017A, RB, 3.65%, 08/15/57		40	40,654
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		10	11,024
Lexington County Health Services District, Inc., Series 2016, 5.00%, 11/01/41		30	33,756
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		95	139,747
Los Angeles County Metropolitan Transportation Authority;
Series 2017A, RB, 5.00%, 07/01/32		30	37,075
Series 2017A, RB, 5.00%, 07/01/40		50	60,836
Series 2017A, RB, 5.00%, 07/01/41		40	48,632
Series 2017A, RB, 5.00%, 07/01/42		110	133,397
Los Angeles Department of Water & Power, Series 2010A, RB, 6.60%, 07/01/50		30	46,602
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		60	82,867
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		10	11,989
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		10	11,980
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		20	23,941
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/41		10	11,970
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		20	23,922
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/42		10	11,961
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		10	11,952
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/44		10	11,943
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/45		10	11,933
Massachusetts Clean Water Trust (The);
Series 19, RB, 5.00%, 02/01/27		15	18,416
Series 19, RB, 5.00%, 02/01/28		25	30,589
Massachusetts Development Finance Agency (Partners Healthcare System Issue), Series 2016Q, RB, 5.00%, 07/01/47		20	23,110
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		20	23,701

Security		Par (000)	Value
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/46	USD	30	$34,036
Metropolitan St. Louis Sewer District, Series 2017A, 5.00%, 05/01/42		30	36,094
Metropolitan Transportation Authority;
Series 2017C-1, RB, 5.00%, 11/15/25		30	36,229
Series 2017C-1, RB, 5.00%, 11/15/26		60	73,465
Series 2010C-1, RB, 6.69%, 11/15/40		30	42,443
Series 2017A, RB, 5.00%, 11/15/42		30	35,731
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		40	47,697
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement Project);
Series 2016A, RB, 5.00%, 10/01/32		40	47,156
Series 2009B, RB, 0.00%, 10/01/39(k)		20	9,109
Series 2009D, RB, 7.46%, 10/01/46		30	46,029
Miami-Dade County Educational Facilities Authority (University of Miami Issue), Series 2015B, RB, 5.07%, 04/01/50		30	33,612
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41		20	22,627
Series 2017A-MI, RB, 5.00%, 12/01/47		80	88,176
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corporation), Series 2016A, RB, 5.00%, 09/01/46		30	33,006
Municipal Electric Authority of Georgia (General Resolution Projects);
Series 2009B, RB, 5.00%, 01/01/20		30	31,793
Series 2010A, RB, 6.64%, 04/01/57		45	57,683
New Jersey Educational Facilities Authority;
Series 2017I, 5.00%, 07/01/26		20	24,896
Series 2017I, 5.00%, 07/01/34		20	24,525
Series 2017I, 5.00%, 07/01/35		30	36,701
New Jersey Transportation Trust Fund Authority, Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		20	22,726
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		66	101,872
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		20	22,534
New York City Municipal Water Finance Authority;
Series 2010AA, RB, 5.75%, 06/15/41		35	47,781
Series 2011EE, RB, 5.38%, 06/15/43		215	236,463
Series 2011EE, RB, 5.50%, 06/15/43		255	282,530
Series 2011CC, RB, 5.88%, 06/15/44		50	69,170
Series 2017DD, RB, 5.00%, 06/15/47		145	171,483
New York City Transitional Finance Authority;
Series 2017A, RB, 2.28%, 05/01/26		25	23,453
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		70	69,042
Series 2017B, RB, 5.00%, 08/01/31		10	12,073
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		20	23,652
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		20	23,721
Series 2015S-2, RB, 5.00%, 07/15/40		20	23,655
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40		20	22,995
Series 2016A, RB, 5.00%, 11/15/46		40	46,934
New York Liberty Development Corp., Series 2005, RB, 5.25%, 10/01/35		10	13,110

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
New York State Dormitory Authority;
Series 2016D, RB, 5.00%, 02/15/27	USD	10	$12,275
Series 2016D, RB, 5.00%, 02/15/28		10	12,222
Series 2016A, RB, 5.00%, 03/15/29		40	49,143
Series 2016A, RB, 5.00%, 02/15/31		10	12,039
Series 2015B, RB, 5.00%, 03/15/32		30	35,942
Series 2017B, RB, 5.00%, 02/15/34		30	36,261
Series 2017B, RB, 5.00%, 02/15/35		30	36,175
Series 2017B, RB, 5.00%, 02/15/36		30	36,119
Series 2017B, RB, 5.00%, 02/15/37		30	36,034
Series 2017B, RB, 5.00%, 02/15/38		30	35,977
Series 2017B, RB, 5.00%, 02/15/39		30	35,949
Series 2017B, RB, 5.00%, 02/15/40		60	71,842
Series 2010H, RB, 5.39%, 03/15/40		50	63,086
Series 2017B, RB, 5.00%, 02/15/41		30	35,893
Series 2017B, RB, 5.00%, 02/15/42		50	59,775
Series 2017B, RB, 5.00%, 02/15/43		50	59,728
New York State Urban Development Corp.;
Series 2017B, RB, 2.86%, 03/15/24		80	79,430
Series 2017B, RB, 3.12%, 03/15/25		40	40,142
Series 2017D, 3.32%, 03/15/29		55	54,872
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46		20	21,960
Series 2016A, RB, 5.25%, 01/01/50		110	122,040
North Texas Tollway Authority;
Series 2017A, RB, 5.00%, 01/01/35		20	23,582
Series 2017A, RB, 5.00%, 01/01/39		10	11,839
Series 2017B, RB, 5.00%, 01/01/39		10	11,687
Series 2017A, RB, 5.00%, 01/01/43		40	47,129
Series 2017B, RB, 5.00%, 01/01/43		10	11,635
Northwest Independent School District, Series 2017, GO, 5.00%, 02/15/42		30	35,261
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	105,744
Oregon School Boards Association;
Series 2002B, GO, 5.49%, 06/30/23		105	119,810
Series 2005A, GO, 4.76%, 06/30/28		80	88,094
Oxnard School District, Series 2016A, GO, 5.00%, 08/01/45		20	23,618
Palm Beach County School District, Series 2017A, COP, 5.00%, 08/01/26		70	85,489
Pennsylvania Economic Development Financing Authority (The Pennsylvania Rapid Bridge Replacement Project), Series 2015, RB, 5.00%, 12/31/38		25	28,264
Pennsylvania Turnpike Commission;
Series 2017B, Sub-Series B-1, RB, 5.00%, 06/01/42		10	11,365
Series 2017B, Sub-Series B-1, RB, 5.25%, 06/01/47		10	11,610
Permanent University Fund, Series 2017A, RB, 3.38%, 07/01/47		55	55,244
Port Authority of New York & New Jersey;
Series 181, RB, 4.96%, 08/01/46		15	18,591
Series 180-1, RB, 5.00%, 11/15/47		10	11,734
Series 174, RB, 4.46%, 10/01/62		60	69,284
Series 192, RB, 4.81%, 10/15/65		30	36,545
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		20	23,240
Richardson Independent School District, Series 2017, GO, 5.00%, 02/15/42		20	23,444
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		20	22,310

Security		Par (000)	Value
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47	USD	35	$40,590
Series 2017B, RB, 5.00%, 07/01/47		25	29,421
Salt River Project Agricultural Improvement & Power District (Arizona Salt River Project);
Series 2017A, RB, 5.00%, 01/01/30		10	12,490
Series 2017A, RB, 5.00%, 01/01/31		10	12,389
Series 2017A, RB, 5.00%, 01/01/34		10	12,258
Series 2017A, RB, 5.00%, 01/01/35		10	12,229
Series 2017A, RB, 5.00%, 01/01/36		20	24,417
Series 2015A, RB, 5.00%, 12/01/36		20	23,570
Series 2017A, RB, 5.00%, 01/01/37		50	60,896
Series 2017A, RB, 5.00%, 01/01/38		20	24,319
Series 2017A, RB, 5.00%, 01/01/39		20	24,299
San Antonio Education Facilities Corp. (Trinity University Project), Series 2017, 5.00%, 06/01/47		30	35,318
San Antonio Electric & Gas, Series 2010A, RB, 5.81%, 02/01/41		45	59,814
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		25	29,754
San Diego Unified School District;
Series 2017I, GO, 5.00%, 07/01/41		30	36,332
Series 2012I, 5.00%, 07/01/47		20	24,128
San Francisco City & County Airport Comm-San Francisco International Airport;
Series 2016B, RB, 5.00%, 05/01/41		30	34,726
Series 2016B, RB, 5.00%, 05/01/46		10	11,535
Series 2017A, RB, 5.00%, 05/01/47		20	23,375
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		50	49,914
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23		51	48,550
Series 2015B, RB, 5.00%, 12/01/24		10	11,751
Series 2015A, RB, 5.00%, 12/01/25		20	23,600
Series 2015A, RB, 5.00%, 12/01/26		10	11,733
Series 2016A, RB, 5.00%, 12/01/27		10	11,819
Series 2016A, RB, 5.00%, 12/01/28		10	11,728
Series 2015A, RB, 5.00%, 12/01/28		20	23,275
Series 2016A, RB, 5.00%, 12/01/29		10	11,679
Series 2016B, RB, 5.00%, 12/01/31		10	11,673
Series 2016B, RB, 5.00%, 12/01/32		10	11,630
Series 2014C, RB, 5.00%, 12/01/46		10	11,246
Series 2014A, RB, 5.00%, 12/01/49		30	33,383
Series 2015A, RB, 5.00%, 12/01/50		30	33,684
State Board of Administration Finance Corp., Series 2013A, RB, 3.00%, 07/01/20(l)		55	55,720
State of California;
Series 2016, GO, 5.00%, 09/01/27		25	30,981
Series 2009, GO, 7.50%, 04/01/34		60	88,849
Series 2009, GO, 7.55%, 04/01/39		30	47,208
Series 2009, GO, 7.30%, 10/01/39		15	22,378
Series 2009, GO, 7.35%, 11/01/39		30	45,022
Series 2010, GO, 7.60%, 11/01/40		60	95,816
State of Delaware, Series 2017A, GO, 5.00%, 01/01/24		15	17,791
State of Georgia, Series 2016C-1, GO, 5.00%, 07/01/26		15	18,645
State of Illinois, Series 2003, GO, 5.10%, 06/01/33		70	69,884
State of Kansas Department of Transportation, Series 2015B, RB, 5.00%, 09/01/35		10	11,817
State of Maryland;
Series 2017B, GO, 5.00%, 08/01/24		60	71,859
Series 2017B, GO, 5.00%, 08/01/26		20	24,850
State of Ohio;
Series 2017A, GO, 5.00%, 05/01/27(m)		30	36,105
Series 2017A, GO, 5.00%, 05/01/30		20	23,965

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
State of Ohio (continued);
Series 2017A, GO, 5.00%, 03/15/32	USD	40	$46,583
Series 2017A, GO, 5.00%, 05/01/32		20	23,770
Series 2017A, GO, 5.00%, 05/01/34		20	23,651
Series 2017A, GO, 5.00%, 05/01/35		20	23,607
Series 2017A, GO, 5.00%, 05/01/36		40	47,155
Series 2017A, GO, 5.00%, 05/01/37		30	35,300
State of Texas;
Series 2017, RB, TAN, 4.00%, 08/30/18		130	132,145
Series 2015B, GO, 5.00%, 10/01/36		70	83,500
State of Washington;
Series R-2015C, GO, 5.00%, 07/01/28		25	29,819
Series R-2017A, GO, 5.00%, 08/01/28		20	24,390
Series R-2017A, GO, 5.00%, 08/01/29		20	24,303
Series R-2015C, GO, 5.00%, 07/01/30		70	82,991
Series R-2017A, GO, 5.00%, 08/01/30		20	24,182
Series 2018B, GO, 5.00%, 08/01/40		20	23,803
Series 2018A, GO, 5.00%, 08/01/40		30	35,705
Series 2016A-1, GO, 5.00%, 08/01/40		40	47,227
Series 2017D, GO, 5.00%, 02/01/41		30	35,416
Series 2018A, GO, 5.00%, 08/01/41		40	47,569
Series 2018B, GO, 5.00%, 08/01/41		20	23,785
Series 2018A, GO, 5.00%, 08/01/42		40	47,532
Series 2018B, GO, 5.00%, 08/01/42		20	23,766
State of Wisconsin;
Series 2017C, RB, 3.15%, 05/01/27		70	70,979
Series 2017-3, 5.00%, 11/01/29		40	49,359
Series 2017-3, 5.00%, 11/01/31		30	36,680
Series 2017B, GO, 5.00%, 05/01/32		10	11,848
Series 2017B, GO, 5.00%, 05/01/33		10	11,818
Series 2017-3, 5.00%, 11/01/33		20	24,285
Series 2017B, GO, 5.00%, 05/01/34		20	23,577
Series 2017B, GO, 5.00%, 05/01/36		20	23,504
Series 2017B, GO, 5.00%, 05/01/38		20	23,430
Texas A&M University;
Series 2017B, RB, 2.76%, 05/15/26		75	73,487
Series 2017B, RB, 2.84%, 05/15/27		30	29,476
Texas Municipal Gas Acquisition & Supply Corp., Series 2008D, RB, 6.25%, 12/15/26		10	12,013
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC Share 288 Toll Lanes Project), Series 2016, RB, 5.00%, 12/31/55		25	27,577
Texas Water Development Board (Master Trust);
Series 2015A, RB, 5.00%, 10/15/40		20	23,547
Series 2017A, RB, 5.00%, 10/15/42		40	48,206
Series 2015A, RB, 5.00%, 10/15/45		20	23,423
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		55	53,461
Tobacco Settlement Financing Corp., Series 20071A, RB, 5.00%, 06/01/41		60	58,225
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		20	22,473
United Independent School District, Series 2017, GO, 5.00%, 08/15/47		20	23,817
University of California;
Series 2017, RB, 3.06%, 07/01/25		25	25,272
Series 2013AJ, RB, 4.60%, 05/15/31		30	33,344
Series 2017M, RB, 5.00%, 05/15/47		30	35,868
Series 2009F, RB, 6.58%, 05/15/49		75	105,505
Series 2012AD, RB, 4.86%, 05/15/2112		50	55,812
University of Houston;
Series 2017A, RB, 5.00%, 02/15/33		20	23,555
Series 2017A, RB, 5.00%, 02/15/34		20	23,491
Series 2017A, RB, 5.00%, 02/15/35		40	46,887
Series 2017A, RB, 5.00%, 02/15/36		50	58,529

Security		Par (000)	Value
University of Massachusetts Building Authority (Project Revenue Bonds), Series 2015-1, RB, 5.00%, 11/01/31	USD	20	$23,863
University of Virginia;
Series 2017B, RB, 5.00%, 04/01/44		30	36,128
Series 2017B, RB, 5.00%, 04/01/46		30	36,073
Series 2017C, RB, 4.18%, 09/01/2117		35	36,499
Virginia Commonwealth Transportation Board;
Series 2017, RB, 5.00%, 03/15/25		30	36,118
Series 2017, RB, 5.00%, 03/15/26		30	36,698
Series 2017, RB, 5.00%, 09/15/26		40	49,286
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/56		30	33,530
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		20	24,209
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/19		20	20,887
Series 2016A, RB, 5.00%, 06/01/20		20	21,422
Series 2016A, RB, 5.00%, 06/01/21		20	21,927
Series 2016A, RB, 5.00%, 06/01/22		20	22,426
Series 2016A, RB, 5.00%, 06/01/23		20	22,847
Series 2016A, RB, 5.00%, 06/01/24		20	23,267
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44		10	11,076

Total Municipal Bonds — 2.2% (Cost: $10,906,012)			11,052,257

Non-Agency Mortgage-Backed Securities — 2.6%

Collateralized Mortgage Obligations — 1.2%
Ajax Mortgage Loan Trust:
Series 2016-A, Class A, 4.25%, 08/25/64(b)(c)		81	82,659
Series 2017-D, 3.75%, 12/01/27(d)		200	200,000
Alternative Loan Trust:
Series 2005-22T1, Class A1, 1.90%, 06/25/35(a)		73	66,580
Series 2005-72, Class A3, 1.85%, 01/25/36(a)		30	24,622
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		32	24,748
Series 2006-OA21, Class A1, 1.69%, 03/20/47(a)		1,122	956,830
Series 2006-OA9, Class 2A1B, 1.70%, 07/20/46(a)		164	114,782
Series 2006-OC10, Class 2A3, 1.78%, 11/25/36(a)		25	19,528
Series 2007-OA3, Class 1A1, 1.69%, 04/25/47(a)		46	40,425
Series 2007-OA3, Class 2A2, 1.73%, 04/25/47(a)		101	7,029
Series 2007-OA8, Class 2A1, 1.73%, 06/25/47(a)		33	26,084
Series 2007-OH2, Class A2A, 1.79%, 08/25/47(a)		20	15,076
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 2.00%, 10/25/46(a)		79	68,761
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 07/25/46(b)(c)		50	49,856
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45(b)(c)		9	8,888
APS Resecuritization Trust(a)(c)(d):
Series 2016-3, Class 3A, 4.40%, 09/27/46		141	142,484
Series 2016-3, Class 4A, 4.15%, 04/27/47		76	77,188
Banc of America Funding Trust(a)(c)(d):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		67	13,039
Series 2016-R2, Class 1A1, 4.70%, 05/01/33		176	180,229
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		447	373,894
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 2.02%, 04/25/46(a)		70	36,785
Series 2007-15, Class 2A2, 6.50%, 09/25/37		121	93,701
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(a)(c)		387	383,419

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38	USD	59	$51,141
COLT LLC, Series 2015-1, Class A1V, 4.55%, 12/26/45(a)(c)		12	11,737
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(c)		110	72,738
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 2.90%, 11/25/35(a)		23	9,531
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46(c)		90	91,562
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 1.72%, 08/25/47(a)		223	158,113
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 2.05%, 01/27/37(a)(c)		12	23,842
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2017-DNA1, Class M2, 4.80%, 07/25/29		250	267,911
Series 2017-DNA2, Class M2, 5.00%, 10/25/29		250	271,954
Series 2017-DNA3, Class M2, 4.05%, 03/25/30		250	258,924
Federal National Mortgage Association(a):
Series 2017-C01, Class 1B1, 7.30%, 07/25/29		30	34,958
Series 2017-C01, Class 1M2, 5.10%, 07/25/29		58	63,303
Series 2017-C05, Class 1B1, 5.15%, 01/25/30		160	159,391
Series 2017-C05, Class 1M2, 3.75%, 01/25/30		51	51,106
Series 2017-C07, Class 1B1, 5.55%, 05/25/30		50	51,846
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.06%, 03/25/36(a)		11	10,217
GSMPS Mortgage Loan Trust(a)(c):
Series 2005-RP2, Class 1AF, 1.90%, 03/25/35		43	39,776
Series 2006-RP1, Class 1AF1, 1.90%, 01/25/36		32	27,465
Impac Secured Assets Corp., Series 2004-3, Class 1A4, 2.35%, 11/25/34(a)		16	15,904
IndyMac IMJA Mortgage Loan Trust, Series 2007-A2, Class 3A1, 7.00%, 10/25/37		66	47,705
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.42%, 09/25/37(a)		41	29,314
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A4, 1.76%, 03/25/37(a)		68	60,928
JPMorgan Mortgage Trust(a)(c):
Series 2017-2, Class A6, 3.00%, 05/25/47		133	133,732
Series 2017-3, Class 1A6, 3.00%, 08/25/47		367	366,284
LSTAR Securities Investment Ltd., Series 2017-2, Class A1, 3.36%, 02/01/22(a)(c)		103	102,912
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.75%, 06/26/47(a)(c)(d)		84	78,616
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 1.97%, 04/25/47(a)		9	7,387
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.85%, 11/26/35(a)(c)		100	91,452
RALI Trust(a):
Series 2006-QO6, Class A2, 1.78%, 06/25/46		33	15,827
Series 2007-QH6, Class A1, 1.74%, 07/25/37		46	43,610
Seasoned Credit Risk Transfer Trust(c)(d):
Series 2017-3, Class B, 0.00%, 07/25/56(k)		40	2,674
Series 2017-3, Class M2, 4.75%, 07/25/56(a)		30	29,266
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.46%, 04/25/36(a)		19	16,654
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 1.74%, 06/25/36(a)		23	21,943
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(c)		34	29,006

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Washington Mutual Mortgage Pass-Through Certificates:
Series 2006-4, Class 1A1, 6.00%, 04/25/36	USD	94	$85,808
Series 2006-8, Class A4, 4.51%, 10/25/36(b)		30	19,624
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.53%, 10/25/35(a)		32	28,368

			5,889,136
Commercial Mortgage-Backed Securities — 1.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(c)		250	234,939
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 3.60%, 09/15/34(a)(c)		100	99,751
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class A, 2.53%, 09/15/26(a)(c)		100	100,201
Banc of America Commercial Mortgage Trust(a):
Series 2007-1, Class AMFX, 5.48%, 01/15/49		10	10,357
Series 2007-5, Class AM, 5.77%, 02/10/51		10	10,017
Bank of America NA, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		20	20,609
Bayview Commercial Asset Trust(a)(c):
Series 2005-4A, Class A1, 1.85%, 01/25/36		35	32,274
Series 2005-4A, Class M1, 2.00%, 01/25/36		26	24,168
Series 2006-1A, Class A2, 1.91%, 04/25/36		17	16,293
Series 2006-3A, Class A1, 1.80%, 10/25/36		25	23,773
Series 2006-3A, Class A2, 1.85%, 10/25/36		25	23,826
Series 2006-4A, Class A1, 1.78%, 12/25/36		321	306,991
Series 2007-1, Class A1, 1.77%, 03/25/37		178	169,530
Series 2007-4A, Class A1, 2.00%, 09/25/37		86	81,323
Series 2007-5A, Class A3, 2.55%, 10/25/37		64	61,655
Series 2008-4, Class A3, 4.30%, 07/25/38		9	9,905
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(c)		100	101,625
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.86%, 07/05/33(a)(c)		334	335,250
BWAY Mortgage Trust(c):
Series 2013-1515, Class C, 3.45%, 03/10/33		100	99,760
Series 2013-1515, Class F, 3.93%, 03/10/33(a)		100	98,083
BXP Trust(c):
Series 2017-CC, Class D, 3.55%, 08/13/37(a)(d)		25	23,907
Series 2017-CC, Class E, 3.55%, 08/13/37(a)(d)		40	35,450
Series 2017-GM, Class A, 3.38%, 06/13/39		35	35,754
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(a)(c)		10	10,046
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50(a)		42	43,193
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		207	211,203
Series 2017-CD3, Class A4, 3.63%, 02/10/50		10	10,438
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,478
CGDBB Commercial Mortgage Trust(a)(c):
Series 2017-BIOC, Class A, 2.27%, 07/15/28		100	100,124
Series 2017-BIOC, Class D, 3.08%, 07/15/28		100	100,000
Series 2017-BIOC, Class E, 3.63%, 07/15/28		100	100,000
Chicago Skyscraper Trust(a)(c):
Series 2017-SKY, Class D, 3.73%, 02/15/30		100	100,621
Series 2017-SKY, Class E, 4.78%, 02/15/30		100	100,621
Citigroup Commercial Mortgage Trust(a):
Series 2013-GC11, Class D, 4.42%, 04/10/46(c)		190	176,851
Series 2016-C1, Class C, 4.95%, 05/10/49		30	31,680
CLNS Trust, Series 2017-IKPR, Class E, 4.93%, 06/11/32(a)(c)		50	50,109

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2014-CR16, Class A4, 4.05%, 04/10/47	USD	87	$92,239
Series 2014-CR17, Class A5, 3.98%, 05/10/47		123	130,035
Series 2014-CR18, Class A4, 3.55%, 07/15/47		10	10,351
Series 2014-CR19, Class A5, 3.80%, 08/10/47		30	31,471
Series 2014-LC15, Class A4, 4.01%, 04/10/47		20	21,130
Series 2014-PAT, Class A, 2.23%, 08/13/27(a)(c)		100	100,193
Series 2014-TWC, Class B, 3.03%, 02/13/32(a)(c)		100	100,386
Series 2015-CR23, Class C, 4.25%, 05/10/48(a)		10	9,918
Series 2015-CR23, Class CMD, 3.69%, 05/10/48(a)(c)		110	108,758
Series 2015-CR25, Class A4, 3.76%, 08/10/48		40	41,905
Series 2015-CR25, Class C, 4.55%, 08/10/48(a)		60	61,495
Core Industrial Trust, Series 2015-TEXW, Class F, 3.85%, 02/10/34(a)(c)		100	98,319
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.29%, 11/12/43(a)(c)		1	977
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34(c)		100	104,060
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(a)(c)		73	60,052
DBUBS Mortgage Trust(c):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		40	40,868
Series 2017-BRBK, Class E, 3.53%, 10/10/34(a)(d)		170	161,393
Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(d)		40	36,422
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.38%, 12/15/34(a)(c)		30	29,618
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27(a)(c)		350	346,294
GS Mortgage Securities Corp. Trust(a)(c):
Series 2017-500K, Class D, 2.78%, 07/15/32		10	10,010
Series 2017-500K, Class E, 2.98%, 07/15/32		20	20,017
Series 2017-500K, Class F, 3.28%, 07/15/32		10	10,015
Series 2017-500K, Class G, 3.98%, 07/15/32		10	10,003
GS Mortgage Securities Trust:
Series 2014-GC24, Class A5, 3.93%, 09/10/47		20	21,195
Series 2017-GS7, Class A4, 3.43%, 08/10/50		10	10,186
Series 2017-GS7, Class D, 3.00%, 08/10/50(c)		10	8,621
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(c)		100	99,509
IMT Trust, Series 2017-APTS, Class AFX, 3.48%, 06/15/34(c)		100	102,053
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		30	31,418
Series 2014-C22, Class A4, 3.80%, 09/15/47		10	10,480
JPMorgan Chase Commercial Mortgage Securities Trust(a)(c):
Series 2014-CBM, Class E, 5.33%, 10/15/29		100	100,000
Series 2015-UES, Class D, 3.62%, 09/05/32		110	111,143
Series 2016-NINE, Class A, 2.85%, 10/06/38		100	97,952
Series 2017-MAUI, Class E, 4.43%, 07/15/34		100	100,032
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1.80%, 03/25/37(a)(c)		33	30,758
Lone Star Portfolio Trust(a)(c):
Series 2015-LSP, Class A1A2, 3.28%, 09/15/28		46	46,077
Series 2015-LSP, Class D, 5.48%, 09/15/28		179	181,511
MAD Mortgage Trust, Series 2017-330M, Class E, 4.03%, 08/15/34(a)(c)		100	96,077
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(a)(c)		120	121,674
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		50	52,645
Series 2015-C26, Class D, 3.06%, 10/15/48(c)		65	52,454

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust(a):
Series 2006-IQ11, Class C, 6.25%, 10/15/42	USD	100	$106,292
Series 2017-CLS, Class F, 3.85%, 11/15/34(c)		84	84,079
Morgan Stanley Capital I, Inc.:
Series 2017-HR2, Class A4, 3.59%, 12/15/50		40	41,250
Series 2017-HR2, Class D, 2.73%, 12/15/50		10	8,011
Resource Capital Corp. Ltd.(a)(c):
Series 2017-CRE5, Class A, 2.28%, 07/15/34		48	48,267
Series 2017-CRE5, Class B, 3.48%, 07/15/34		20	20,000
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44(c)(d)		22	22,143
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.83%, 06/15/29(a)(c)		100	100,154
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		27	25,490
Series 2015-C31, Class A4, 3.70%, 11/15/48		30	31,303
Series 2017-C38, Class A5, 3.45%, 07/15/50		20	20,449
Series 2017-HSDB, Class A, 2.31%, 12/13/31(a)(c)		100	100,213
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 08/15/47		30	31,239
Series 2014-C22, Class C, 3.76%, 09/15/57(a)		120	115,916
Worldwide Plaza Trust, Series 2017-WWP, Class E, 3.60%, 11/10/36(a)(c)		200	184,917

			6,850,242
Interest Only Commercial Mortgage-Backed Securities — 0.1%(a)
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.63%, 02/15/50		1,000	49,720
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(c)		1,000	67,670
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(c)		4,250	164,516
CD Mortgage Trust, Series 2017-CD3, Class XA, 1.04%, 02/10/50		299	22,045
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.75%, 05/10/58		126	13,445
Series 2016-C4, Class XB, 0.73%, 05/10/58		120	6,240
Commercial Mortgage Trust:
Series 2015-3BP, Class XA, 0.06%, 02/10/35(c)		2,522	16,091
Series 2015-CR24, Class XA, 0.81%, 08/10/48		419	20,282
Series 2016-DC2, Class XA, 1.06%, 02/10/49		228	14,294
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 02/10/34(c)		1,000	27,893
GS Mortgage Securities Trust, Series 2016-GS3, Class XA, 1.28%, 10/10/49		994	80,471
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(c)		1,800	95,688
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.23%, 03/10/50(c)		998	49,660
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.19%, 12/15/47(c)(d)		100	6,027
One Market Plaza Trust(c):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		1,000	5,620
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(d)		200	1,200
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 0.92%, 02/15/48		944	47,748
Series 2016-C33, Class XA, 1.80%, 03/15/59		394	39,734

			728,344

Total Non-Agency Mortgage-Backed Securities — 2.6% (Cost: $13,106,217)			13,467,722

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Beneficial Interest (000)		Value
Other Interests — (0.0)%(n)

Capital Markets — (0.0)%(d)(f)(i)
Lehman Brothers Holdings Capital Trust VII	USD	130	$—
Lehman Brothers Holdings, Inc.		740	—

			—

Total Other Interests — (0.0)%			—

Preferred Securities — 0.1%
	Par (000)
Capital Trusts — 0.0%

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(c)(f)(h)		80	85,000

Total Capital Trusts — 0.0% (Cost: $80,000)			85,000

	Shares
Trust Preferreds — 0.1%

Banks — 0.1%
Citigroup Capital XIII, 7.75%, 10/30/40		16,773	460,922

Total Trust Preferreds — 0.1% (Cost: $455,677)			460,922

Total Preferred Securities — 0.1% (Cost: $535,677)			545,922

	Par (000)
U.S. Government Sponsored Agency Securities — 14.6%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26	USD	20	19,765
Series K060, Class A2, 3.30%, 10/25/26		20	20,722
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series K059, Class A2, 3.12%, 09/25/26		50	51,107
Series K069, Class A2, 3.19%, 09/25/27		20	20,509
Series K061, Class A2, 3.35%, 11/25/26		20	20,796
Series K034, Class A2, 3.53%, 07/25/23		20	21,007
Series 2015-K48, Class B, 3.64%, 08/25/48(c)		10	10,109
Series 2017-K725, Class B, 3.88%, 02/25/24(c)		70	71,254
Series 2017-K64, Class B, 3.98%, 03/25/27(c)		30	30,337
Federal National Mortgage Association ACES Variable Rate Notes, Series 2017-M8, Class A2, 3.06%, 05/25/27(a)		14	14,166

			279,772
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series K045, Class X1, 0.46%, 01/25/25		198	5,444
Series K718, Class X1, 0.64%, 01/25/22		191	4,240
Series KW03, Class X1, 0.85%, 06/25/27		115	6,889
Series KIR1, Class X, 1.09%, 03/25/26		136	9,684
Series K056, Class X1, 1.27%, 05/25/26		188	16,205
Federal National Mortgage Association ACES Variable Rate Notes, Series 2014-M13, Class X2, 0.13%, 08/25/24(a)		4,745	38,406

Security	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association:
Series 2014-52, Class AI, 0.83%, 08/16/41	USD	206	$4,923
Series 2014-40, Class AI, 1.00%, 02/16/39		294	6,785
Government National Mortgage Association Variable Rate Notes(a):
Series 2012-120, 0.79%, 02/16/53		933	41,513
Series 2017-100, 0.81%, 05/16/59		129	8,877
Series 2016-87, 1.01%, 08/16/58		186	14,202
Series 2016-110, 1.04%, 05/16/58		118	9,622

			166,790
Mortgage-Backed Securities — 14.5%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 09/01/30		379	378,819
2.50%, 01/15/33(o)		356	355,388
3.00%, 01/01/30 - 12/01/46		1,969	1,984,001
3.00%, 01/15/33 - 01/15/48(o)		2,949	2,958,047
3.50%, 04/01/31 - 10/01/47		2,305	2,389,398
3.50%, 01/15/48(o)		2,542	2,610,291
4.00%, 08/01/40 - 08/01/47		1,423	1,503,089
4.00%, 01/15/48(o)		684	715,261
4.50%, 02/01/39 - 11/01/47		699	746,206
4.50%, 01/15/48(o)		20	21,260
5.00%, 10/01/41 - 11/01/41		328	358,290
5.50%, 06/01/41		134	148,162
6.00%, 01/01/34		101	113,527
Federal National Mortgage Association:
2.50%, 04/01/30 - 03/01/32		1,316	1,316,175
3.00%, 04/01/29 - 03/01/47		7,863	7,938,767
3.00%, 01/25/33 - 01/25/48(o)		14,473	14,497,812
3.50%, 04/01/29 - 11/01/47		5,678	5,879,623
3.50%, 01/25/33 - 02/25/48(o)		2,548	2,614,946
4.00%, 02/01/25 - 08/01/47		7,208	7,585,252
4.00%, 01/25/48(o)		1,775	1,856,187
4.50%, 02/01/25 - 12/01/47		1,630	1,750,878
4.50%, 01/25/48(o)		262	278,743
5.00%, 09/01/35 - 08/01/41		404	438,355
5.00%, 01/25/48(o)		203	218,181
5.50%, 02/01/35 - 04/01/41		799	884,530
6.00%, 12/01/27 - 06/01/41		480	542,905
6.50%, 05/01/40		140	156,329
Government National Mortgage Association:
3.00%, 01/15/48(o)		3,883	3,918,189
3.50%, 12/20/41 - 10/20/46		810	841,997
3.50%, 01/15/48(o)		4,480	4,630,983
4.00%, 04/20/39 - 04/20/42		569	598,734
4.00%, 01/15/48 - 02/15/48(o)		1,747	1,821,028
4.50%, 12/20/39 - 11/20/44		1,392	1,479,120
4.50%, 01/15/48(o)		30	31,467
5.00%, 12/15/38 - 07/20/42		221	240,259
5.50%, 01/15/48(o)		295	323,104
7.50%, 03/15/32		3	4,079

			74,129,382

Total U.S. Government Sponsored Agency Securities — 14.6% (Cost: $74,642,169)			74,575,944

U.S. Treasury Obligations — 10.0%
U.S. Treasury Bonds:
4.25%, 05/15/39		290	366,544
4.50%, 08/15/39		281	367,067
4.38%, 11/15/39		282	362,844
3.13%, 02/15/43		1,189	1,277,386
2.88%, 05/15/43 - 11/15/46		1,535	1,577,562

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Treasury Bonds (continued):
3.63%, 08/15/43	USD	1,135	$1,324,669
3.75%, 11/15/43(p)		1,336	1,591,875
3.00%, 02/15/47		216	227,163
U.S. Treasury Notes:
1.25%, 04/30/19 - 05/31/19(q)		7,178	7,119,858
1.75%, 11/30/19 - 09/30/22(q)		8,954	8,875,968
1.50%, 04/15/20 - 03/31/23(p)(q)		3,468	3,422,781
2.63%, 08/15/20 - 11/15/20(q)		7,446	7,578,512
1.88%, 12/15/20 - 04/30/22(q)		2,559	2,532,518
1.63%, 11/15/22 - 04/30/23		1,561	1,518,925
2.00%, 11/30/22 - 11/15/26(q)		9,753	9,585,389
2.13%, 11/30/24 - 05/15/25(q)		1,901	1,874,831
2.25%, 11/15/25 - 02/15/27(q)		1,845	1,823,420

Total U.S. Treasury Obligations — 10.0% (Cost: $51,553,608)			51,427,312

Total Long-Term Investments — 102.8% (Cost: $498,969,819)			525,760,468

Borrowed Bond Agreements — 0.2%(r)
Barclays Bank PLC, 0.20%, Open (Purchased on 06/09/17 to be repurchased at GBP 311,049, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, due at 03/22/26, par and fair value of GBP 263,000 and 418,414 respectively)(s)	GBP	311	419,771
Deutsche Bank Securities Inc., 0.60%, 01/02/18 (Purchased on 12/29/17 to be repurchased at USD 333,792, collateralized by U.S. Treasury Notes, 2.25%, due at 11/15/27, par and fair value of USD 338,000 and 333,234 respectively)	USD	334	333,775
Merrill Lynch, Pierce, Fenner & Smith Inc., 1.20%, 01/02/18 (Purchased on 12/29/17 to be repurchased at USD 273,027, collateralized by U.S. Treasury Bonds, 2.75%, due at 11/15/47, par and fair value of USD 273,000 and 273,448 respectively)		273	273,000

Total Borrowed Bond Agreements — 0.2% (Cost: $1,002,915)			1,026,546

	Shares

Money Market Funds — 9.6%(t)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(w)		41,993,401	41,993,401
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.14%		100,744	100,744
SL Liquidity Series, LLC, Money Market Series, 1.48%(u)(w)		6,750,211	6,749,536

Total Money Market Funds — 9.6% (Cost: $48,843,756)			48,843,681

Total Short-Term Securities — 9.8% (Cost: $49,846,671)			49,870,227

Total Options Purchased — 0.0% (Cost: $319,223)			108,357

Total Investments — 112.6% (Cost: $549,135,713)			575,739,052

Security	Par (000)		Value
Borrowed Bonds — (0.2)%

Foreign Government Obligations — (0.1)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26(v)	GBP	263	$(418,414)

U.S. Treasury Obligations — (0.1)%
U.S. Treasury Bonds, 2.75%, 11/15/47		273	(273,448)
U.S. Treasury Notes, 2.25%, 11/15/27		338	(333,234)

Total Borrowed Bonds — (0.2)% (Proceeds: $1,006,159)			(1,025,096)

TBA Sale Commitments — (5.7)%(o)

Mortgage-Backed Securities — (5.7)%
Federal Home Loan Mortgage Corp.:
3.00%, 01/15/48		1,275	(1,274,756)
3.50%, 01/15/33 - 01/15/48		940	(968,648)
Federal National Mortgage Association:
2.50%, 01/25/33		160	(159,850)
3.00%, 01/25/33 - 02/25/48		17,058	(17,088,215)
3.50%, 01/25/33 - 01/25/48		2,183	(2,246,105)
4.00%, 01/25/33 - 02/25/48		5,185	(5,411,688)
4.50%, 01/25/48 - 02/25/48		481	(511,411)
5.50%, 01/25/48		615	(673,878)
6.00%, 01/25/48		280	(313,152)
Government National Mortgage Association, 4.50%, 01/15/48		500	(526,015)

Total TBA Sale Commitments — (5.7)% (Proceeds: $29,204,659)			(29,173,718)

Total Investments — 106.7% (Cost: $518,924,895)			545,540,238
Liabilities in Excess of Other Assets — (6.7)%			(34,347,498)

Net Assets — 100.0%			$511,192,740

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Security, or a portion of the security, is on loan.
(f)	Non-income producing security.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Issuer is a U.S. branch of a foreign domiciled bank.
(k)	Zero-coupon bond.
(l)	When-issued security.
(m)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

(o)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	$112,060	$5,033
Barclays Capital, Inc.	(51,784)	49
BNP Paribas SA	(102,515)	10
Citigroup Global Markets Inc.	(427,296)	365
Credit Suisse Securities USA LLC	57,343	460
Daiwa Capital Markets America, Inc.	1,534,000	959
Deutsche Bank Securities, Inc.	(313,370)	(626)
Goldman Sachs & Co.	(298,350)	1,999
JP Morgan Chase Bank	(8,624,969)	10,801
Mizuho Securities USA, Inc.	(522,813)	315
Morgan Stanley & Co., Inc.	(1,565,137)	1,439
Nomura Securities International, Inc.	387,249	33
RBC Dain Rauscher, Inc.	2,827,096	88
Wells Fargo Securities LLC	50,058	150
(p)	All or a portion of security has been pledged in connection with outstanding futures contracts.
(q)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(r)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(s)	The amount to be repurchased assumes the maturity will be the day after the period end.
(t)	Annualized 7-day yield as of period end.
(u)	Security was purchased with the cash collateral from loaned securities.
(v)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(w)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased		Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Ins Class	16,049,913	25,943,488	(b)	—		41,993,401	$41,993,401	$126,443		$99	$—
SL Liquidity Series, LLC, Money Market Series	9,007,190	—		(2,256,979	)(c)	6,750,211	6,749,536	35,461	(d)	(2,020)	823
iShares Core U.S. Aggregate Bond ETF	209,199	—		(209,199)		—	—	405,760		(865,455)	979,509
iShares Edge MSCI Multifactor USA ETF	—	297,982		—		297,982	9,472,848	46,353		—	(140,051)
iShares iBoxx $ High Yield Corp Bond ETF	—	107,930		(89,150)		18,780	1,638,743	81,514		57,594	12,099

							$59,854,528	$695,531		$(809,782)	$852,380

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	1.00%	12/29/2017	01/02/18	$451,868	$451,906	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.15%	12/29/2017	01/02/18	4,243,689	4,244,096	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.92%	12/29/2017	01/02/18	2,043,600	2,043,927	U.S. Treasury Obligations	Overnight
Credit Suisse AG	1.85%	12/29/2017	01/02/18	1,317,325	1,317,528	U.S. Treasury Obligations	Overnight
Credit Suisse AG	1.85%	12/29/2017	01/02/18	3,452,908	3,453,440	U.S. Treasury Obligations	Overnight
Credit Suisse AG	1.85%	12/29/2017	01/02/18	1,461,952	1,462,178	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.75%	12/29/2017	01/02/18	1,493,379	1,493,472	U.S. Treasury Obligations	Overnight
JP Morgan Securities LLC	1.85%	12/29/2017	01/02/18	2,084,940	2,085,261	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.45%	12/29/2017	01/02/18	3,812,192	3,812,335	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.75%	12/29/2017	01/02/18	1,987,500	1,987,790	U.S. Treasury Obligations	Overnight

				$22,349,353	$22,351,933

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	51	03/08/18	$10,297	$4,485
U.S. Treasury 10 Year Note	181	03/20/18	22,452	98,355
U.S. Treasury 2 Year Note	2	03/29/18	428	(2)
U.S. Treasury 5 Year Note	39	03/29/18	4,530	(6,790)
Bank Acceptance	44	12/17/18	8,559	23

				96,071

Short Contracts
Euro-Bund	14	03/08/18	2,716	27,968
S&P 500 E-Mini Index	1	03/16/18	134	(265)
U.S. Treasury Long Bond	8	03/20/18	1,224	(3,700)
U.S. Treasury Ultra Bond	242	03/20/18	40,573	(663,374)
Long Gilt	9	03/27/18	1,521	(19,768)
90-Day Eurodollar	35	12/17/18	8,562	(1,154)
90-Day Eurodollar	8	03/18/19	1,956	1,425

				(658,868)

				$(562,797)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	53,000	BRL	173,363	Barclays Bank PLC	01/04/18	$742
USD	331,600	BRL	1,093,420	BNP Paribas SA	01/04/18	2,005
COP	213,010,650	USD	71,000	Barclays Bank PLC	01/05/18	360
USD	71,000	MXN	1,368,410	Barclays Bank PLC	01/05/18	1,431
RUB	4,411,071	EUR	63,000	Bank of America NA	01/12/18	810
RUB	11,303,571	USD	191,000	Bank of America NA	01/12/18	4,884
USD	83,000	JPY	9,326,202	BNP Paribas SA	01/12/18	191
USD	50,121	MXN	955,347	Bank of America NA	01/12/18	1,617
ZAR	226,924	USD	17,700	Barclays Bank PLC	01/12/18	615
CLP	28,821,320	USD	44,000	Credit Suisse International	01/16/18	2,833
USD	8,340,000	JPY	937,040,700	Bank of America NA	01/16/18	18,216
USD	45,750	MXN	897,304	Barclays Bank PLC	01/17/18	242
ZAR	223,985	USD	17,590	Goldman Sachs International	01/17/18	472
USD	278,190	MXN	5,329,704	Barclays Bank PLC	01/22/18	8,167
IDR	115,891,000	USD	8,518	HSBC Bank PLC	01/26/18	37
IDR	198,704,022	USD	14,642	JP Morgan Chase Bank NA	01/26/18	27
CAD	45,750	MXN	695,551	Morgan Stanley & Co., Inc.	01/29/18	1,224
IDR	3,651,137,000	USD	269,000	Deutsche Bank AG	01/29/18	487
IDR	776,112,000	USD	57,000	JP Morgan Chase Bank NA	01/29/18	284
INR	4,080,195	USD	63,000	Barclays Bank PLC	01/29/18	795
RUB	2,998,800	USD	51,000	Credit Suisse International	01/29/18	754
RUB	4,987,885	USD	83,000	Bank of America NA	01/30/18	3,062
EUR	38,235	USD	44,841	Deutsche Bank AG	02/02/18	1,122
CAD	45,597	USD	35,500	Barclays Bank PLC	02/22/18	800
NOK	593,183	USD	71,000	Bank of America NA	02/22/18	1,350
CAD	25,704	USD	20,000	BNP Paribas SA	03/21/18	469
EUR	40,000	CAD	60,223	Deutsche Bank AG	03/21/18	259
EUR	50,000	USD	59,420	HSBC Bank PLC	03/21/18	852
NOK	262,360	CAD	40,000	Bank of America NA	03/21/18	169
NOK	251,181	USD	30,000	JP Morgan Chase Bank NA	03/21/18	658
SEK	450,688	GBP	40,000	Morgan Stanley & Co., Inc.	03/21/18	1,056
USD	20,000	BRL	66,240	BNP Paribas SA	03/21/18	199
USD	855,000	MXN	16,647,850	Barclays Bank PLC	03/21/18	19,994

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	20,000	MXN	386,300	Citibank NA	03/21/18	$624
USD	10,000	MXN	192,961	Deutsche Bank AG	03/21/18	322
JPY	3,503,320	AUD	40,000	Bank of America NA	03/22/18	12
USD	30,000	ZAR	373,710	BNP Paribas SA	03/22/18	144
USD	529,035	TRY	2,054,831	BNP Paribas SA	06/25/18	14,434
USD	215,518	TRY	857,169	Citibank NA	06/25/18	853
USD	1,322	TRY	5,000	BNP Paribas SA	08/20/18	91
USD	247,005	TRY	995,497	Citibank NA	08/20/18	1,955

						94,618

BRL	148,382	USD	45,600	Bank of America NA	01/04/18	(872)
BRL	241,560	USD	73,200	Barclays Bank PLC	01/04/18	(385)
BRL	774,854	USD	237,000	BNP Paribas SA	01/04/18	(3,432)
BRL	205,506	USD	63,000	Goldman Sachs International	01/04/18	(1,053)
USD	34,200	BRL	114,132	BNP Paribas SA	01/04/18	(203)
MXN	1,360,141	USD	71,000	HSBC Bank PLC	01/05/18	(1,852)
USD	5,000	COP	15,092,500	BNP Paribas SA	01/05/18	(56)
USD	66,000	COP	199,487,250	Royal Bank of Scotland	01/05/18	(830)
USD	27,000	TRY	104,026	Goldman Sachs International	01/10/18	(386)
USD	84,269	AUD	110,000	BNP Paribas SA	01/12/18	(1,558)
USD	100,415	EUR	85,000	Royal Bank of Scotland	01/12/18	(1,628)
USD	35,000	RUB	2,071,335	Bank of America NA	01/12/18	(895)
USD	443,121	RUB	26,493,106	Credit Suisse International	01/12/18	(15,990)
USD	59,000	ZAR	804,413	Goldman Sachs International	01/12/18	(5,923)
JPY	935,335,170	USD	8,340,000	Barclays Bank PLC	01/16/18	(33,362)
MXN	149,964	USD	7,625	BNP Paribas SA	01/17/18	(19)
MXN	749,473	USD	38,125	UBS AG	01/17/18	(114)
USD	181,044	ZAR	2,629,467	BNP Paribas SA	01/17/18	(30,997)
MXN	1,616,431	USD	86,018	Citibank NA	01/22/18	(4,123)
USD	75,888	IDR	1,035,193,301	Barclays Bank PLC	01/26/18	(533)
USD	216,291	IDR	2,949,847,146	Citibank NA	01/26/18	(1,474)
USD	385,468	IDR	5,266,823,464	Deutsche Bank AG	01/26/18	(3,344)
USD	186,057	IDR	2,534,438,771	JP Morgan Chase Bank NA	01/26/18	(1,043)
USD	61,000	MXN	1,209,528	Bank of America NA	01/26/18	(228)
USD	63,000	INR	4,131,099	JP Morgan Chase Bank NA	01/29/18	(1,591)
BRL	970,759	USD	293,600	BNP Paribas SA	02/02/18	(2,028)
USD	115,844	EUR	99,333	Bank of America NA	02/02/18	(3,567)
USD	68,345	IDR	934,960,728	JP Morgan Chase Bank NA	02/08/18	(619)
USD	45,292	EUR	38,409	Barclays Bank PLC	02/09/18	(898)
USD	35,500	CAD	45,563	Bank of America NA	02/22/18	(773)
GBP	40,000	SEK	449,466	JP Morgan Chase Bank NA	03/21/18	(906)
MXN	583,860	USD	30,000	Deutsche Bank AG	03/21/18	(715)
MXN	2,424,250	USD	125,000	JP Morgan Chase Bank NA	03/21/18	(3,407)
NOK	400,000	SEK	400,351	Deutsche Bank AG	03/21/18	(213)
USD	20,000	CAD	25,421	Citibank NA	03/21/18	(244)
USD	20,000	CHF	19,482	Deutsche Bank AG	03/21/18	(105)
USD	59,509	EUR	50,000	Deutsche Bank AG	03/21/18	(763)
USD	27,753	NZD	40,000	Citibank NA	03/21/18	(568)
JPY	3,289,674	SEK	240,000	Deutsche Bank AG	03/22/18	(83)
TRY	2,912,000	USD	753,237	BNP Paribas SA	06/25/18	(23,971)
TRY	1,727,000	USD	444,227	BNP Paribas SA	08/20/18	(19,111)
USD	178,832	TRY	726,503	BNP Paribas SA	08/20/18	(4)

						(169,866)

	Net Unrealized Depreciation					$(75,248)

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	01/11/18	CLP	660.00	USD	58	$—
USD Currency	Morgan Stanley & Co. International PLC	01/25/18	ZAR	14.00	USD	44	6
USD Currency	Goldman Sachs International	02/16/18	TRY	4.20	USD	59	100
USD Currency	Royal Bank of Scotland	02/16/18	JPY	114.00	USD	71	305
USD Currency	Goldman Sachs International	03/05/18	KRW	1,303.00	USD	3,446	7
USD Currency	Goldman Sachs International	03/05/18	KRW	1,156.00	USD	3,446	4,714
USD Currency	HSBC Bank PLC	03/05/18	KRW	1,190.00	USD	3,446	1,568
USD Currency	Deutsche Bank AG	05/16/18	MXN	20.00	USD	61	2,196
USD Currency	Bank of America NA	06/13/18	CHF	1.00	USD	110	710
USD Currency	BNP Paribas SA	06/13/18	CAD	1.29	USD	205	1,818
USD Currency	Citibank NA	06/13/18	SEK	8.53	USD	105	792
USD Currency	Deutsche Bank AG	06/13/18	JPY	113.40	USD	310	4,317
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	20.00	USD	61	3,081

							19,614

Put
USD Currency	JP Morgan Chase Bank NA	01/12/18	ZAR	13.50	USD	59	5,137
USD Currency	Deutsche Bank AG	01/31/18	RUB	59.00	USD	51	1,305
USD Currency	Morgan Stanley & Co. International PLC	02/08/18	BRL	3.30	USD	73	870
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.32	EUR	76	62
USD Currency	Goldman Sachs International	02/16/18	TRY	3.86	USD	59	1,185
AUD Currency	Citibank NA	02/19/18	USD	0.76	AUD	59	77
AUD Currency	HSBC Bank PLC	06/13/18	USD	0.76	AUD	340	2,948
EUR Currency	HSBC Bank PLC	06/13/18	USD	1.17	EUR	1,295	10,022

							21,606

							$41,220

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
EUR Currency	One-Touch	Morgan Stanley & Co. International PLC	—	06/07/18	EUR	4.35	EUR	4.35	TRY	5	$587

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar Jun 19 Futures	724	06/15/18	USD	98.13	USD	177,606	$54,300
Put
U.S. Treasury 10 Year Note Mar 18 Futures	98	01/26/18	USD	123.00	USD	12,054	12,250

							$66,550

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar Jun 21 Futures	483	06/15/18	USD	97.88	USD	118,184	$(87,544)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	01/11/18	CLP	675.00	USD	58	$—
CAD Currency	JP Morgan Chase Bank NA	01/18/18	MXN	15.00	CAD	31	(1,126)
USD Currency	Bank of America NA	01/25/18	ZAR	14.12	USD	59	(5)
USD Currency	Deutsche Bank AG	01/31/18	RUB	61.00	USD	51	(58)
USD Currency	Morgan Stanley & Co. International PLC	02/08/18	BRL	3.45	USD	37	(204)
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.50	EUR	54	(2,183)
USD Currency	Goldman Sachs International	02/16/18	TRY	4.04	USD	59	(292)
AUD Currency	Citibank NA	02/19/18	USD	0.79	AUD	59	(363)
USD Currency	Goldman Sachs International	03/05/18	KRW	1,190.00	USD	3,446	(1,574)
USD Currency	Goldman Sachs International	03/05/18	KRW	1,212.00	USD	3,446	(666)
USD Currency	HSBC Bank PLC	03/05/18	KRW	1,303.00	USD	3,446	(7)
USD Currency	Bank of America NA	06/13/18	CHF	1.05	USD	110	(132)
USD Currency	BNP Paribas SA	06/13/18	CAD	1.36	USD	205	(474)
USD Currency	Citibank NA	06/13/18	SEK	8.95	USD	105	(232)
USD Currency	Deutsche Bank AG	06/13/18	JPY	119.00	USD	310	(897)
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	22.50	USD	61	(1,001)

							(9,214)

Put
USD Currency	JP Morgan Chase Bank NA	01/12/18	ZAR	13.00	USD	59	(2,748)
CAD Currency	JP Morgan Chase Bank NA	01/18/18	MXN	15.00	CAD	31	(17)
USD Currency	Credit Suisse International	01/26/18	RUB	58.50	USD	51	(924)
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.10	EUR	54	(1)
AUD Currency	HSBC Bank PLC	06/13/18	USD	0.72	AUD	340	(811)
EUR Currency	HSBC Bank PLC	06/13/18	USD	1.11	EUR	1,295	(1,917)

							(6,418)

							$(15,632)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	209	$(2,290)	$936	$(3,226)
United Mexican States	1.00	Quarterly	Bank of America NA	09/20/20	USD	209	(2,340)	1,460	(3,800)
Argentine Republic	5.00	Quarterly	Goldman Sachs International	12/20/22	USD	91	(10,882)	(7,686)	(3,196)
Argentine Republic	5.00	Quarterly	Goldman Sachs International	12/20/22	USD	162	(19,434)	(13,502)	(5,932)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/22	USD	67	1,873	2,421	(548)
Loews Corp.	1.00	Quarterly	Barclays Bank PLC	12/20/22	USD	110	(4,535)	(3,578)	(957)
Republic of South Africa	1.00	Quarterly	Bank of America NA	12/20/22	USD	16	405	606	(201)
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	28	724	1,084	(360)
Republic of the Philippines	1.00	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	277	(5,346)	(4,216)	(1,130)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/22	USD	63	168	276	(108)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	35	94	145	(51)
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	36	97	158	(61)
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	60	(112)	727	(839)
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	50	(94)	614	(708)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	40	(75)	485	(560)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	110	(207)	1,437	(1,644)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	50	(94)	606	(700)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	120	(774)	—	(774)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	100	(645)	(74)	(571)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	70	(452)	(10)	(442)
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	20	2,919	1,941	978

							$(41,000)	$(16,170)	$(24,830)

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/19	B	USD	25	$(82)	$(225)	$143
United Mexican States	1.00	Quarterly	Bank of America NA	06/20/20	BBB+	USD	209	2,289	(1,081)	3,370
United Mexican States	1.00	Quarterly	JP Morgan Chase Bank NA	09/20/20	BBB+	USD	209	2,340	(1,275)	3,615
CMBX.NA.3.AM	0.50	Monthly	Credit Suisse International	12/13/49	NR	USD	670	(261)	(5,593)	5,332
CMBX.NA.3.AM	0.50	Monthly	Goldman Sachs International	12/13/49	NR	USD	1,320	(514)	(11,159)	10,645
CMBX.NA.4.AM	0.50	Monthly	Deutsche Bank AG	02/17/51	NR	USD	120	(73)	(1,967)	1,894
CMBX.NA.8.A	2.00	Monthly	Goldman Sachs International	10/17/57	NR	USD	20	(859)	(2,005)	1,146
CMBX.NA.8.A	2.00	Monthly	Goldman Sachs International	10/17/57	NR	USD	30	(1,288)	(1,664)	376
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	NR	USD	10	(358)	(510)	152
CMBX.NA.9.A	2.00	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	10	(358)	(317)	(41)
CMBX.NA.9.A	2.00	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	20	(715)	(531)	(184)
CMBX.NA.9.A	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	25	(893)	(1,305)	412
CMBX.NA.9.A	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	100	(3,575)	(2,152)	(1,423)
CMBX.NA.9.A	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	4	(143)	(132)	(11)
CMBX.NA.9.A	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	20	(715)	(962)	247
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	23	(2,544)	(2,773)	229
CMBX.NA.10.BBB-	3.00	Monthly	JPMorgan Securities LLC	11/17/59	NR	USD	5	(503)	(436)	(67)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	NR	USD	20	(2,919)	(1,605)	(1,314)

								$(11,171)	$(35,692)	$24,521

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	A	USD	535	$12,902	$12,329	$573

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP	370	$4,442	$—	$4,442

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
9.85%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/18	BRL	1,632	$(3,543)	$—	$(3,543)
8.98%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/18	BRL	455	(164)	—	(164)
9.98%	At Termination	1 day BZDIOVER	At Termination	JP Morgan Chase Bank NA	01/02/18	BRL	1,632	(2,576)	—	(2,576)
4.55%	Monthly	28 day MXIBTIIE	Monthly	Barclays Bank PLC	03/21/18	MXN	1,273	470	—	470
4.85%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	11/01/18	MXN	959	1,285	—	1,285
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	4,102	(1,816)	—	(1,816)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	4,922	(2,202)	—	(2,202)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	7,000	(3,425)	—	(3,425)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	3,971	(1,943)	—	(1,943)
7.02%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	2,107	(966)	—	(966)
7.75%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	1,334	(3,436)	—	(3,436)
1 day BZDIOVER	At Termination	9.25%	At Termination	Citibank NA	01/02/19	BRL	1,230	9,527	—	9,527
8.00%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/19	BRL	1,306	(4,520)	—	(4,520)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	9.28%	At Termination	JP Morgan Chase Bank NA	01/02/19	BRL	1,168	$9,167	—	$9,167
1 day BZDIOVER	At Termination	8.21%	At Termination	Bank of America NA	01/02/20	BRL	1,412	1,648	—	1,648
1 day BZDIOVER	At Termination	9.14%	At Termination	Bank of America NA	01/04/21	BRL	592	1,671	—	1,671
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	550	(20,977)	—	(20,977)
1 day BZDIOVER	At Termination	9.61%	At Termination	Bank of America NA	01/02/23	BRL	306	(220)	—	(220)
1 day BZDIOVER	At Termination	9.84%	At Termination	Citibank NA	01/02/23	BRL	582	1,641	—	1,641
1 day BZDIOVER	At Termination	9.85%	At Termination	Citibank NA	01/02/23	BRL	307	902	—	902
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	940	5,704	—	5,704
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	836	(3,609)	—	(3,609)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	1,010	(4,730)	—	(4,730)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,807	18,174	—	18,174
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	116	(584)	—	(584)

								$(4,522)	$—	$(4,522)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.81%	Monthly	N/A	06/07/18	MXN	9,150	$(29)	$—	$(29)
28 day MXIBTIIE	Monthly	7.85%	Monthly	N/A	06/12/18	MXN	9,150	(3)	—	(3)
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A	01/28/19	MXN	12,895	4,856	—	4,856
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18(a)	11/19/19	USD	42,130	(73,114)	—	(73,114)
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18(a)	11/19/19	USD	21,880	(39,035)	—	(39,035)
3 month LIBOR	Quarterly	2.16%	Semi-Annual	12/06/18(a)	12/06/19	USD	21,410	(16,119)	—	(16,119)
28 day MXIBTIIE	Monthly	7.32%	Monthly	N/A	02/20/20	MXN	11,928	(8,200)	—	(8,200)
28 day MXIBTIIE	Monthly	7.16%	Monthly	N/A	04/29/20	MXN	10,190	(9,075)	—	(9,075)
3 month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19(a)	11/01/21	USD	4,435	(8,479)	—	(8,479)
2.28%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20(a)	11/19/21	USD	22,760	16,518	—	16,518
2.27%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20(a)	11/19/21	USD	43,950	35,480	—	35,480
2.34%	Semi-Annual	3 month LIBOR	Quarterly	12/07/20(a)	12/07/21	USD	22,410	5,009	—	5,009
3 month LIBOR	Quarterly	2.31%	Semi-Annual	12/09/19(a)	12/08/21	USD	8,870	(6,330)	—	(6,330)
3 month LIBOR	Quarterly	2.39%	Semi-Annual	12/19/19(a)	12/19/21	USD	4,420	3,126	—	3,126
28 day MXIBTIIE	Monthly	7.47%	Monthly	N/A	03/07/22	MXN	2,041	(1,471)	—	(1,471)
28 day MXIBTIIE	Monthly	7.45%	Monthly	N/A	03/07/22	MXN	4,082	(3,129)	—	(3,129)
28 day MXIBTIIE	Monthly	7.48%	Monthly	N/A	03/07/22	MXN	2,041	(1,432)	—	(1,432)
7.13%	Monthly	28 day MXIBTIIE	Monthly	N/A	10/07/22	MXN	1,569	2,302	—	2,302
7.14%	Monthly	28 day MXIBTIIE	Monthly	N/A	10/10/22	MXN	634	918	—	918
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A	10/14/22	MXN	2,077	3,158	—	3,158
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A	10/14/22	MXN	1,575	2,379	—	2,379
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A	07/17/25	MXN	2,027	(9,521)	—	(9,521)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A	08/25/25	USD	65	(495)	—	(495)

								$(102,686)	$—	$(102,686)

(a)	Forward Swap.

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$12,329	$—	$78,761	$(176,432)
OTC Derivatives	12,896	(64,758)	78,728	(83,559)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$4,485	$—	$127,748	$23	$132,256
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	94,618	—	—	94,618
Options purchased
Investments at value — unaffiliated(b)	—	—	—	41,807	66,550	—	108,357
Swaps — centrally cleared
Net unrealized appreciation(a)	—	573	—	—	73,746	4,442	78,761
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	41,435	—	—	50,189	—	91,624

	$—	$42,008	$4,485	$136,425	$318,233	$4,465	$505,616

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$265	$—	$694,788	$—	$695,053
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	169,866	—	—	169,866
Options written
Options written, at value	—	—	—	15,632	87,544	—	103,176
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	176,432	—	176,432
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	93,606	—	—	54,711	—	148,317

	$—	$93,606	$265	$185,498	$1,013,475	$—	$1,292,844

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$43,110	$309,939	$703,806	$—	$1,056,855
Forward Foreign currency exchange contracts	—	—	—	104,506	—	—	104,506
Options purchased(a)	—	—	—	(144,604)	(269,400)	—	(414,004)
Options written	—	—	1,442	67,968	76,357	—	145,767
Swaps	—	(22,825)	(3,662)	(26,319)	(17,568)	—	(70,374)

	$—	$(22,825)	$40,890	$311,490	$493,195	$—	$822,750

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$23	$—	$20,690	$60,482	$(487,120)	$—	$(405,925)
Forward Foreign currency exchange contracts	—	—	—	(144,078)	—	—	(144,078)
Options purchased(b)	—	—	—	(117,523)	(104,324)	—	(221,847)
Options written	—	—	—	54,262	58,684	—	112,946
Swaps	—	(115,573)	—	—	(48,080)	12,966	(150,687)

	$23	$(115,573)	$20,690	$(146,857)	$(580,840)	$12,966	$(809,591)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$42,111,094
Average notional value of contracts — short	$39,949,622
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$10,817,129
Average amounts sold — in USD	$9,560,057
Options:
Average value of option contracts purchased	$102,016
Average value of option contracts written	$41,736
Credit default swaps:
Average notional value — buy protection	$3,427,857
Average notional value — sell protection	$2,389,500
Interest rate swaps:
Average notional value — pays fixed rate	$28,518,172
Average notional value — receives fixed rate	$31,257,698
Inflation swaps:
Average notional value — receives fixed rate	$185,000
Total return swaps:
Average notional value	$1,847,348

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$134,191
Forward foreign currency exchange contracts	94,618	169,866
Options(a)	108,357	103,176
Swaps — Centrally cleared	3,280	—
Swaps — OTC(b)	91,624	148,317

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$297,879	$555,550
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(69,830)	(221,735)

Total derivative assets and liabilities subject to an MNA	$228,049	$333,815

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

56	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$46,574	$(20,369)	$—	$—	$26,205
Barclays Bank PLC	36,313	(36,313)	—	—	—
BNP Paribas SA	19,351	(19,351)	—	—	—
Citibank NA	16,371	(16,371)	—	—	—
Credit Suisse International	9,798	(9,798)	—	—	—
Deutsche Bank AG	30,752	(30,752)	—	—	—
Goldman Sachs International	18,788	(18,788)	—	—	—
HSBC Bank PLC	15,427	(4,587)	—	—	10,840
JP Morgan Chase Bank NA	22,905	(22,905)	—	—	—
JPMorgan Securities LLC	2,919	(1,576)	—	—	1,343
Morgan Stanley & Co. International PLC	8,546	(8,546)	—	—	—
Royal Bank of Scotland	305	(305)	—	—	—

	$228,049	$(189,661)	$—	$—	$38,388

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$20,369	$(20,369)	$—	$—	$—
Barclays Bank PLC	40,369	(36,313)	—	—	4,056
BNP Paribas SA	81,853	(19,351)	—	—	62,502
Citibank NA	25,202	(16,371)	—	—	8,831
Credit Suisse International	26,775	(9,798)	—	—	16,977
Deutsche Bank AG	33,885	(30,752)	—	—	3,133
Goldman Sachs International	55,263	(18,788)	—	—	36,475
HSBC Bank PLC	4,587	(4,587)	—	—	—
JP Morgan Chase Bank NA	29,026	(22,905)	—	—	6,121
JPMorgan Securities LLC	1,576	(1,576)	—	—	—
Morgan Stanley & Co. International PLC	12,338	(8,546)	—	—	3,792
Royal Bank of Scotland	2,458	(305)	—	—	2,153
UBS AG	114	—	—	—	114

	$333,815	$(189,661)	$—	$—	$144,154

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$20,537,331	$939,653	$21,476,984
Common Stocks(a)	288,702,374	—	—	288,702,374
Corporate Bonds(a)	—	45,115,972	—	45,115,972
Foreign Agency Obligations	—	775,825	—	775,825
Foreign Government Obligations	—	7,508,565	—	7,508,565
Investment Companies	11,111,591	—	—	11,111,591
Municipal Bonds	—	11,052,257	—	11,052,257
Non-Agency Mortgage-Backed Securities	—	12,457,684	1,010,038	13,467,722
Preferred Securities	460,922	85,000	—	545,922
U.S. Government Sponsored Agency Securities	—	74,575,944	—	74,575,944
U.S. Treasury Obligations	—	51,427,312	—	51,427,312
Short-Term Securities:
Borrowed Bond Agreements	—	1,026,546	—	1,026,546
Money Market Funds	42,094,145	—	—	42,094,145
Options Purchased:
Foreign currency exchange contracts	—	41,807	—	41,807
Interest rate contracts	66,550	—	—	66,550
Liabilities:
Borrowed Bonds	—	(1,025,096)	—	(1,025,096)
TBA Sale Commitments	—	(29,173,718)	—	(29,173,718)

Subtotal	$342,435,582	$194,405,429	$1,949,691	$538,790,702

Investments valued at NAV(b)				$6,749,536

Total Investments				$545,540,238

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$29,112	$—	$29,112
Equity contracts	4,485	—	—	4,485
Foreign currency exchange contracts	—	94,618	—	94,618
Interest rate contracts	127,748	123,935	—	251,683
Other contracts	23	4,442	—	4,465
Liabilities:
Credit contracts	—	(28,848)	—	(28,848)
Equity contracts	(265)	—	—	(265)
Foreign currency exchange contracts	—	(185,498)	—	(185,498)
Interest rate contracts	(782,332)	(231,143)	—	(1,013,475)

	$(650,341)	$(193,382)	$—	$(843,723)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $22,351,933 are categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

58	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Balanced Capital Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Investments:
Assets:
Opening Balance, as of December 31, 2016	$4,592,036	$1,252,877	$5,844,913
Transfers into Level 3	84,514	189,644	274,158
Transfers out of Level 3	(3,509,300)	(294,200)	(3,803,500)
Accrued discounts/premiums	1,199	2,414	3,613
Net realized gain (loss)	8,971	12,494	21,465
Net change in unrealized appreciation (depreciation)(1)(2)	(40,646)	(15,678)	(56,324)
Purchases	720,000	503,142	1,223,142
Sales	(917,121)	(640,655)	(1,557,776)

Closing Balance, as of December 31, 2017	$939,653	$1,010,038	$1,949,691

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(2)	$(32,521)	$(12,081)	$(44,602)

(1)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(2)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments December 31, 2017	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.4%

Aerospace & Defense — 1.0%
TransDigm Group, Inc.	6,457	$1,773,221

Airlines — 0.5%
Southwest Airlines Co.	13,314	871,401

Banks — 5.2%
Bank of America Corp.	158,370	4,675,082
First Republic Bank	26,959	2,335,728
Wells Fargo & Co.	31,370	1,903,218

		8,914,028
Beverages — 3.8%
Constellation Brands, Inc., Class A	20,512	4,688,428
Dr Pepper Snapple Group, Inc.(a)	18,663	1,811,431

		6,499,859
Biotechnology — 3.5%(b)
Alexion Pharmaceuticals, Inc.	20,388	2,438,201
Biogen, Inc.	6,186	1,970,674
Vertex Pharmaceuticals, Inc.	10,500	1,573,530

		5,982,405
Capital Markets — 1.0%
S&P Global, Inc.	10,024	1,698,066

Chemicals — 3.1%
DowDuPont, Inc.	40,352	2,873,869
Sherwin-Williams Co. (The)	5,776	2,368,391

		5,242,260
Construction Materials — 1.7%
Vulcan Materials Co.	23,075	2,962,138

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(b)	13,116	2,599,854

Diversified Telecommunication Services — 0.5%
Zayo Group Holdings, Inc.(b)	21,535	792,488

Energy Equipment & Services — 1.6%
Halliburton Co.	54,281	2,652,712

Equity Real Estate Investment Trusts (REITs) — 1.0%
Equinix, Inc.	2,458	1,114,015
SBA Communications Corp.(b)	3,436	561,305

		1,675,320
Health Care Equipment & Supplies — 2.9%
Becton Dickinson and Co.	13,039	2,791,129
Boston Scientific Corp.(b)	89,651	2,222,448

		5,013,577
Health Care Providers & Services — 4.8%
UnitedHealth Group, Inc.	37,260	8,214,340

Hotels, Restaurants & Leisure — 1.4%
Domino’s Pizza, Inc.(a)	12,175	2,300,588

Industrial Conglomerates — 2.3%
Honeywell International, Inc.	14,458	2,217,279
Roper Technologies, Inc.	6,562	1,699,558

		3,916,837
Internet & Direct Marketing Retail — 12.7%(b)
Amazon.com, Inc.	10,995	12,858,323
Netflix, Inc.	20,349	3,906,194
Priceline Group, Inc. (The)	2,872	4,990,789

		21,755,306
Internet Software & Services — 14.3%
Alibaba Group Holding Ltd., ADR(b)	7,281	1,255,463

Security	Shares	Value
Internet Software & Services (continued)
Alphabet, Inc., Class A(b)	8,727	$9,193,022
Facebook, Inc., Class A(b)	33,213	5,860,766
MercadoLibre, Inc.(a)	5,509	1,733,462
Tencent Holdings Ltd.	123,900	6,412,810

		24,455,523
IT Services — 6.3%
PayPal Holdings, Inc.(b)	37,961	2,794,689
Visa, Inc., Class A	70,184	8,002,380

		10,797,069
Life Sciences Tools & Services — 1.2%
Illumina, Inc.(b)	9,260	2,023,217

Machinery — 0.6%
Caterpillar, Inc.	6,842	1,078,162

Oil, Gas & Consumable Fuels — 0.5%
Pioneer Natural Resources Co.	4,357	753,107

Pharmaceuticals — 0.9%
Zoetis, Inc.	21,695	1,562,908

Professional Services — 1.7%
Equifax, Inc.(a)	24,420	2,879,606

Road & Rail — 1.9%
Union Pacific Corp.	24,639	3,304,090

Semiconductors & Semiconductor Equipment — 5.0%
ASML Holding NV, NYRS(a)	14,435	2,509,092
Broadcom Ltd.	9,732	2,500,151
NVIDIA Corp.	11,447	2,214,994
Teradyne, Inc.	29,139	1,220,050

		8,444,287
Software — 11.4%
Activision Blizzard, Inc.	21,679	1,372,714
Adobe Systems, Inc.(b)	18,509	3,243,517
Autodesk, Inc.(a)(b)	30,262	3,172,365
Electronic Arts, Inc.(b)	16,194	1,701,342
Microsoft Corp.	117,107	10,017,333

		19,507,271
Specialty Retail — 4.2%
Home Depot, Inc. (The)	20,181	3,824,905
Ulta Beauty, Inc.(b)	15,147	3,387,778

		7,212,683
Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	13,844	2,342,820

Textiles, Apparel & Luxury Goods — 1.5%
NIKE, Inc., Class B	39,330	2,460,092

Total Common Stocks — 99.4% (Cost: $121,809,963)		169,685,235

Preferred Stocks — 0.6%

Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $1,152,906)(b)(c)(d)	188,076	1,066,391

Total Preferred Stocks — 0.6% (Cost: $1,152,906)		1,066,391

Total Long-Term Investments — 100.0% (Cost: $122,962,869)		170,751,626

60	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 5.3%(e)(g)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	221,423	$221,423
SL Liquidity Series, LLC, Money Market Series, 1.48%(f)	8,905,737	8,904,846

Total Short-Term Securities — 5.3% (Cost: $9,126,591)		9,126,269

Total Investments — 105.3% (Cost: $132,089,460)		179,877,895
Liabilities in Excess of Other Assets — (5.3)%		(9,048,176)

Net Assets — 100.0%		$170,829,719

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,066,391, representing 0.60% of its net assets as of period end, and an original cost of $1,152,906.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation Depreciation
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,604,140	(1,382,717)	221,423	$221,423	$6,396		$—	$—
SL Liquidity Series, LLC, Money Market Series	588,197	8,317,540	8,905,737	8,904,846	59,170	(b)	(4,114)	(263)

				$9,126,269	$65,566		$(4,114)	$(263)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2017	BlackRock Capital Appreciation Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,773,221	$—	$—	$1,773,221
Airlines	871,401	—	—	871,401
Banks	8,914,028	—	—	8,914,028
Beverages	6,499,859	—	—	6,499,859
Biotechnology	5,982,405	—	—	5,982,405
Capital Markets	1,698,066	—	—	1,698,066
Chemicals	5,242,260	—	—	5,242,260
Construction Materials	2,962,138	—	—	2,962,138
Diversified Financial Services	2,599,854	—	—	2,599,854
Diversified Telecommunication Services	792,488	—	—	792,488
Energy Equipment & Services	2,652,712	—	—	2,652,712
Equity Real Estate Investment Trusts (REITs)	1,675,320	—	—	1,675,320
Health Care Equipment & Supplies	5,013,577	—	—	5,013,577
Health Care Providers & Services	8,214,340	—	—	8,214,340
Hotels, Restaurants & Leisure	2,300,588	—	—	2,300,588
Industrial Conglomerates	3,916,837	—	—	3,916,837
Internet & Direct Marketing Retail	21,755,306	—	—	21,755,306
Internet Software & Services	18,042,713	6,412,810	—	24,455,523
IT Services	10,797,069	—	—	10,797,069
Life Sciences Tools & Services	2,023,217	—	—	2,023,217
Machinery	1,078,162	—	—	1,078,162
Oil, Gas & Consumable Fuels	753,107	—	—	753,107
Pharmaceuticals	1,562,908	—	—	1,562,908
Professional Services	2,879,606	—	—	2,879,606
Road & Rail	3,304,090	—	—	3,304,090
Semiconductors & Semiconductor Equipment	8,444,287	—	—	8,444,287
Software	19,507,271	—	—	19,507,271
Specialty Retail	7,212,683	—	—	7,212,683
Technology Hardware, Storage & Peripherals	2,342,820	—	—	2,342,820
Textiles, Apparel & Luxury Goods	2,460,092	—	—	2,460,092
Preferred Stocks	—	—	1,066,391	1,066,391
Short-Term Securities	221,423	—	—	221,423

Subtotal	$163,493,848	$6,412,810	$1,066,391	$170,973,049

Investments valued at NAV(a)				8,904,846

Total Investments				$179,877,895

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

62	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Capital Appreciation Portfolio

Preferred Securities
Investments:
Assets:
Opening Balance, as of December 31, 2016	$1,521,535
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(455,144)
Purchases	—
Sales	—

Closing Balance, as of December 31, 2017	$1,066,391

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$(455,144)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments December 31, 2017	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 54.8%

Australia — 0.0%
AGL Energy Ltd.	37	$701
Amcor Ltd.(a)	48	575
AMP Ltd.(a)	185	747
BHP Billiton Ltd.	142	3,262
National Australia Bank Ltd.	62	1,424
Rio Tinto PLC(a)	52	2,728
Rio Tinto Ltd.	47	2,763
Stockland	423	1,475
Telstra Corp. Ltd.	207	585
Wesfarmers Ltd.	35	1,210
Woolworths Group Ltd.	169	3,591

		19,061
Belgium — 0.4%
Anheuser-Busch InBev SA	7,602	848,698
UCB SA	5	397

		849,095
Brazil — 0.2%
Azul SA, ADR(a)	17,776	423,602
Banco do Brasil SA(a)	291	2,791
JBS SA	628	1,857
Vale SA(a)	148	1,792

		430,042
Canada — 0.4%
Agrium, Inc.	16	1,840
Bank of Montreal	2	160
Bank of Nova Scotia (The)	57	3,679
Barrick Gold Corp.	65	940
Canadian National Railway Co.	40	3,298
Encana Corp.	67,571	900,721
Magna International, Inc.	97	5,498
Platinum Group Metals Ltd.(a)(b)	45,651	13,868
Royal Bank of Canada	65	5,308
Suncor Energy, Inc.(a)	3	110
Teck Resources Ltd., Class B	126	3,295
Thomson Reuters Corp.	124	5,405
Toronto-Dominion Bank (The)	23	1,348

		945,470
China — 0.3%
Agricultural Bank of China Ltd., Class H	8,000	3,718
Alibaba Group Holding Ltd., ADR(a)	2,195	378,484
Bank of China Ltd., Class H	6,000	2,938
Bank of Communications Co. Ltd., Class H	1,000	740
Brilliance China Automotive Holdings Ltd.	70,000	186,018
China Construction Bank Corp., Class H	6,000	5,523
China Mobile Ltd.	500	5,056
China Resources Power Holdings Co. Ltd.	2,000	3,720
China Telecom Corp. Ltd., Class H	2,000	949
CNOOC Ltd.	3,000	4,307
Dongfeng Motor Group Co. Ltd., Class H	2,000	2,414
Industrial & Commercial Bank of China Ltd., Class H	4,000	3,207
Longfor Properties Co. Ltd.(a)	500	1,253
New Oriental Education & Technology Group, Inc., ADR	46	4,324
Want Want China Holdings Ltd.	63,000	52,740
Wilmar International Ltd.	500	1,152

		656,543
Czech Republic — 0.0%
CEZ A/S	3,763	87,740

Denmark — 0.0%
AP Moller – Maersk A/S, Class A	1	1,666
AP Moller – Maersk A/S, Class B	1	1,743

Security	Shares	Value
Denmark (continued)
Carlsberg A/S, Class B	2	$240
Danske Bank A/S	100	3,892

		7,541
Finland — 0.2%
Nokia OYJ	107,202	500,884

France — 2.7%
AXA SA	16,511	489,274
BNP Paribas SA	46	3,422
Cie de Saint-Gobain	5,512	303,360
Cie Generale des Etablissements Michelin	2,113	302,276
Danone SA	19,445	1,629,314
Dassault Aviation SA	226	351,401
Engie SA	22	378
LVMH Moet Hennessy Louis Vuitton SE	2	587
Safran SA	4,809	496,027
Sanofi	6,510	560,459
Societe Generale SA	50	2,578
Sodexo SA	2,611	350,027
Thales SA(a)	10	1,076
TOTAL SA	8,507	469,586
TOTAL SA, ADR	345	19,072
Unibail-Rodamco SE	1,297	326,393
Vinci SA	3,212	327,918
Vivendi SA	24	644

		5,633,792
Germany — 1.9%
adidas AG	8	1,600
Allianz SE (Registered)	24	5,492
BASF SE(a)	48	5,262
Bayer AG (Registered)	10,124	1,258,041
Deutsche Post AG (Registered)	123	5,847
Deutsche Telekom AG (Registered)	16,990	300,323
E.ON SE	407	4,410
Evonik Industries AG	7,468	280,492
GEA Group AG	5,149	246,350
Innogy SE(c)	31,045	1,214,999
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1	216
SAP SE	56	6,265
Siemens AG (Registered)	1,861	257,670
Vonovia SE(a)	7,299	361,646

		3,948,613
Hong Kong — 0.7%
CK Infrastructure Holdings Ltd.	7,500	64,359
CLP Holdings Ltd.	7,500	76,749
Hang Lung Properties Ltd.	15,000	36,540
HKT Trust & HKT Ltd.(d)	41,000	52,268
Hong Kong Exchanges & Clearing Ltd.	100	3,059
Hongkong Land Holdings Ltd.	300	2,110
I-CABLE Communications Ltd.(a)	7,664	225
Jardine Matheson Holdings Ltd.	1,000	60,672
Link REIT	9,500	87,892
Power Assets Holdings Ltd.	6,500	54,788
Sino Land Co. Ltd.	28,000	49,535
Sun Hung Kai Properties Ltd.	55,666	926,786
Swire Pacific Ltd., Class A	6,000	55,514
Swire Properties Ltd.	400	1,290
WH Group Ltd.(c)	3,500	3,951
Wharf Holdings Ltd. (The)	9,000	31,036
Wharf Real Estate Investment Co. Ltd.(a)	10,000	66,557

		1,573,331

64	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
India — 1.4%
Coal India Ltd.	12,923	$53,182
GAIL India Ltd.	164	1,282
HCL Technologies Ltd.(a)	100	1,395
Hero MotoCorp Ltd.(a)	1,315	77,890
Hindustan Petroleum Corp. Ltd.	210	1,377
Hindustan Unilever Ltd.	115	2,464
Housing Development Finance Corp. Ltd.	4,044	108,293
Indian Oil Corp. Ltd.	163	991
Infosys Ltd.	44,633	725,439
Kotak Mahindra Bank Ltd.	24,236	383,191
Maruti Suzuki India Ltd.	2,175	331,186
Oil & Natural Gas Corp. Ltd.	18,981	57,861
Reliance Industries Ltd.	63,648	917,445
SBI Life Insurance Co. Ltd.(a)(c)	2,373	25,852
State Bank of India	48,768	236,243
Tata Motors Ltd.(a)	44	297
Tata Motors Ltd., Class A(a)	254	968
Tech Mahindra Ltd.	169	1,335
Vedanta Ltd.	280	1,442
Yes Bank Ltd.	24,401	120,218

		3,048,351
Indonesia — 0.1%
Siloam International Hospitals Tbk. PT(a)	302,732	213,647

Ireland — 0.0%
Experian PLC	15	331
Medtronic PLC	765	61,774

		62,105
Israel — 0.0%
Check Point Software Technologies Ltd.(a)	54	5,596

Italy — 1.0%
Atlantia SpA	23	725
Ei Towers SpA	6,239	400,494
Enel SpA	85,278	524,398
Luxottica Group SpA	6,345	389,407
RAI Way SpA(c)	42,165	256,753
Snam SpA	7,589	37,167
Telecom Italia SpA(a)	601,233	516,905

		2,125,849
Japan — 8.3%
Aisin Seiki Co. Ltd.	4,720	264,427
Ajinomoto Co., Inc.	23,600	444,016
Alfresa Holdings Corp.	2,000	46,845
Alpine Electronics, Inc.	1,400	28,916
Asahi Glass Co. Ltd.	100	4,322
Asahi Kasei Corp.	26,200	337,178
Astellas Pharma, Inc.	35,750	454,142
Bridgestone Corp.	17,000	786,798
Canon Marketing Japan, Inc.	1,700	45,887
COMSYS Holdings Corp.	2,100	60,885
Daicel Corp.	7,800	88,517
Daikin Industries Ltd.	2,400	283,591
Denso Corp.	11,130	666,785
Dowa Holdings Co. Ltd.(a)	1,000	40,613
East Japan Railway Co.	10,327	1,007,071
Exedy Corp.	1,200	36,971
Fujitsu Ltd.	1,000	7,090
GS Yuasa Corp.(a)	8,000	39,712
Hino Motors Ltd.	3,600	46,499
Hitachi Chemical Co. Ltd.	7,800	199,726
Hitachi Ltd.	1,000	7,758
Hoya Corp.	9,101	453,259
Japan Airlines Co. Ltd.	20,500	800,932
Japan Aviation Electronics Industry Ltd.	2,000	33,720

Security	Shares	Value
Japan (continued)
Kamigumi Co. Ltd.	1,900	$41,989
KDDI Corp.	2,800	69,551
Keyence Corp.	200	111,726
Kinden Corp.	6,400	104,203
Kirin Holdings Co. Ltd.(a)	100	2,520
Koito Manufacturing Co. Ltd.	2,500	175,033
Komatsu Ltd.	14,100	509,570
Kubota Corp.	14,780	289,089
Kuraray Co. Ltd.	2,600	48,953
Kyudenko Corp.	1,000	48,289
Kyushu Railway Co.	6,000	185,714
Mabuchi Motor Co. Ltd.	1,500	81,082
Maeda Road Construction Co. Ltd.	2,000	45,825
Marubeni Corp.	300	2,169
Mazda Motor Corp.	300	4,009
Medipal Holdings Corp.	2,400	46,857
Mitsubishi Electric Corp.	46,700	773,940
Mitsubishi Tanabe Pharma Corp.	100	2,061
Mitsubishi UFJ Financial Group, Inc.	300	2,183
Murata Manufacturing Co. Ltd.	3,340	447,186
Nichias Corp.(a)	3,000	39,866
Nippo Corp.	2,000	46,724
Nippon Telegraph & Telephone Corp.	1,420	66,760
Nippon Television Holdings, Inc.	4,800	82,121
Nitto Denko Corp.	4,000	353,795
Okumura Corp.	2,254	92,611
Olympus Corp.	100	3,825
Otsuka Holdings Co. Ltd.	1,100	48,243
Panasonic Corp.(a)	200	2,919
Rakuten, Inc.	100	914
Renesas Electronics Corp.(a)	14,400	167,003
Resona Holdings, Inc.	400	2,383
Rohm Co. Ltd.	5,860	645,548
Seino Holdings Co. Ltd.	2,700	42,834
Seven & i Holdings Co. Ltd.	700	28,998
Shimamura Co. Ltd.	400	43,944
Shin-Etsu Chemical Co. Ltd.	9,220	934,198
Shionogi & Co. Ltd.	100	5,403
Sony Corp.	100	4,488
Stanley Electric Co. Ltd.	1,200	48,555
Subaru Corp.	9,360	296,785
Sumitomo Electric Industries Ltd.	15,300	257,917
Sumitomo Mitsui Financial Group, Inc.	20,900	900,884
Suzuken Co. Ltd.	1,000	41,056
Suzuki Motor Corp.	18,661	1,080,167
Toagosei Co. Ltd.(a)	2,500	31,735
Toda Corp.	11,000	88,042
Toho Co. Ltd.	1,600	55,384
Tokio Marine Holdings, Inc.	9,802	445,825
Tokyo Gas Co. Ltd.	29,716	678,964
Tokyo Steel Manufacturing Co. Ltd.	7,200	64,516
Toray Industries, Inc.	28,300	266,368
Toshiba Corp.(a)	2,000	5,627
Toyota Industries Corp.	12,614	808,544
TV Asahi Holdings Corp.	3,400	68,203
Ube Industries Ltd.	7,160	209,742
Unicharm Corp.	100	2,597
West Japan Railway Co.	3,900	284,521
Yamato Kogyo Co. Ltd.	1,400	40,551

		17,466,169
Mexico — 0.0%
Cemex SAB de CV(a)	8,159	6,104
Grupo Financiero Banorte SAB de CV, Class O	100	549

		6,653

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Netherlands — 2.1%
ABN AMRO Group NV, CVA(a)(c)	15,041	$484,935
ING Groep NV	37,825	694,344
Koninklijke Ahold Delhaize NV(a)	6	132
Koninklijke Philips NV	37,934	1,432,338
Randstad Holding NV	4,169	255,806
Royal Dutch Shell PLC, Class A	19,103	636,610
Royal Dutch Shell PLC, Class B	218	7,341
Royal Dutch Shell PLC, ADR, Class A	12,311	821,267
Unilever NV, CVA(a)	82	4,617

		4,337,390
Norway — 0.0%
DNB ASA	102	1,888
Telenor ASA	53	1,135

		3,023
Peru — 0.0%
Credicorp Ltd.	3	622

Poland — 0.0%
PGE Polska Grupa Energetyczna SA(a)	887	3,065
Polski Koncern Naftowy ORLEN SA	22	669
Polskie Gornictwo Naftowe i Gazownictwo SA	607	1,097

		4,831
Portugal — 0.1%
Jeronimo Martins SGPS SA	1,499	29,128
NOS SGPS SA	27,016	177,667

		206,795
Singapore — 0.3%
CapitaLand Ltd.	151,100	397,497
ComfortDelGro Corp. Ltd.	33,700	49,792
Genting Singapore PLC	5,200	5,079
Singapore Telecommunications Ltd.	33,500	89,315

		541,683
South Africa — 0.0%
Barclays Africa Group Ltd.	128	1,875
MTN Group Ltd.	13	143
RMB Holdings Ltd.	175	1,117
Tiger Brands Ltd.	70	2,603

		5,738
South Korea — 0.6%
Amorepacific Corp.(a)	671	190,855
Coway Co. Ltd.	756	68,894
Doosan Bobcat, Inc.(a)	10,120	337,844
Hana Financial Group, Inc.	48	2,231
Hotel Shilla Co. Ltd.(a)	842	66,775
KT&G Corp.	2,554	275,547
LG Chem Ltd.	280	105,927
LG Display Co. Ltd.	30	835
LG Household & Health Care Ltd.(a)	91	101,069
Lotte Chemical Corp.(a)	3	1,030
POSCO	271	84,295
Samsung Electronics Co. Ltd.	4	9,504
SK Hynix, Inc.	37	2,628
SK Innovation Co. Ltd.	16	3,052
SK Telecom Co. Ltd.	325	81,056
Woori Bank	72	1,058

		1,332,600
Spain — 0.4%
Aena SME SA(c)	33	6,678
Amadeus IT Group SA(a)	6	432
CaixaBank SA(a)	532	2,473
Cellnex Telecom SA(c)	25,756	658,978
Gas Natural SDG SA	6,368	146,964

Security	Shares	Value
Spain (continued)
Repsol SA	27	$477
Telefonica SA	257	2,503

		818,505
Sweden — 0.2%
Nordea Bank AB	132	1,598
Sandvik AB(a)	84	1,470
Skandinaviska Enskilda Banken AB, Class A	165	1,938
SKF AB, Class B(a)	16,790	373,003
Swedbank AB, Class A(a)	7	169
Volvo AB, Class B(a)	229	4,264

		382,442
Switzerland — 1.2%
ABB Ltd. (Registered)	78	2,089
Nestle SA (Registered)	16,078	1,382,326
Novartis AG (Registered)	51	4,292
Roche Holding AG	35	8,850
SGS SA (Registered)	1	2,607
Swatch Group AG (The) (Registered)(a)	39	2,975
Swiss Re AG	8	748
UBS Group AG (Registered)(a)	64,052	1,176,812
Zurich Insurance Group AG	18	5,473

		2,586,172
Taiwan — 0.6%
Cathay Financial Holding Co. Ltd.	38,000	68,079
Cheng Shin Rubber Industry Co. Ltd.	26,341	46,471
Chunghwa Telecom Co. Ltd.	100,000	355,713
Far EasTone Telecommunications Co. Ltd.	56,000	138,313
Formosa Chemicals & Fibre Corp.	16,000	55,200
Formosa Petrochemical Corp.	11,000	42,547
Formosa Plastics Corp.	17,000	56,251
Fubon Financial Holding Co. Ltd.	39,000	66,299
Hon Hai Precision Industry Co. Ltd.	20,200	64,228
Innolux Corp.	3,000	1,245
Nan Ya Plastics Corp.	21,000	54,867
Pegatron Corp.	2,000	4,819
Taiwan Mobile Co. Ltd.(a)	49,000	177,008
Taiwan Semiconductor Manufacturing Co. Ltd.	9,000	68,914
Uni-President Enterprises Corp.	43,000	95,229

		1,295,183
Thailand — 0.2%
Advanced Info Service PCL	17,000	99,632
Intouch Holdings PCL, Class F	43,300	74,050
PTT Global Chemical PCL	36,000	93,829
Siam Cement PCL (The)	5,600	83,042
Thai Oil PCL	16,400	52,083

		402,636
Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	288	760
Tupras Turkiye Petrol Rafinerileri A/S	118	3,781

		4,541
United Arab Emirates — 0.4%
NMC Health PLC	20,130	784,100

United Kingdom — 2.7%
Anglo American PLC	18	374
Aon PLC	39	5,226
Associated British Foods PLC	48	1,828
Aviva PLC	142	969
BAE Systems PLC	36,997	285,851
Barclays PLC	1,030	2,820
Berkeley Group Holdings PLC	5,533	313,532

66	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom (continued)
BP PLC(a)	26,726	$187,491
BP PLC, ADR	16,580	696,857
Centrica PLC	900	1,668
Compass Group PLC	9	194
Diageo PLC	23	843
GlaxoSmithKline PLC	32,532	576,115
GW Pharmaceuticals PLC, ADR(a)	1,218	160,788
HSBC Holdings PLC	108,655	1,122,197
Imperial Brands PLC	89	3,796
Legal & General Group PLC	877	3,229
Liberty Global PLC, Class A(a)	5,690	203,929
Liberty Global PLC, Class C(a)	32	1,083
Lloyds Banking Group PLC	7,470	6,850
Meggitt PLC	36,257	235,430
National Grid PLC	1,956	23,058
Prudential PLC	27	692
Reckitt Benckiser Group PLC	16	1,493
Smiths Group PLC	14,862	298,273
SSE PLC(a)	151	2,684
Vodafone Group PLC	377,613	1,193,633
Vodafone Group PLC, ADR	10,055	320,754

		5,651,657
United States — 28.4%
3M Co.	122	28,715
AbbVie, Inc.	418	40,425
Acadia Healthcare Co., Inc.(a)(b)	9,064	295,758
Accenture PLC, Class A	261	39,956
Activision Blizzard, Inc.	4,994	316,220
Adobe Systems, Inc.(a)	277	48,541
Aetna, Inc.	264	47,623
Agilent Technologies, Inc.	27	1,808
Air Products & Chemicals, Inc.	7,648	1,254,884
Allergan PLC	4	654
Alliance Data Systems Corp.	80	20,278
Allstate Corp. (The)	5,287	553,602
Ally Financial, Inc.	545	15,892
Alphabet, Inc., Class A(a)	12	12,641
Alphabet, Inc., Class C(a)	2,082	2,178,605
Amazon.com, Inc.(a)	1,821	2,129,605
Amdocs Ltd.	534	34,966
American Express Co.	45	4,469
American International Group, Inc.	26	1,549
American Tower Corp.	316	45,084
Ameriprise Financial, Inc.	159	26,946
Amgen, Inc.	279	48,518
Anadarko Petroleum Corp.	17,632	945,780
Anthem, Inc.	2,798	629,578
Apple, Inc.	16,570	2,804,141
Applied Materials, Inc.	131	6,697
AT&T, Inc.	96	3,732
Autodesk, Inc.(a)	4	419
Automatic Data Processing, Inc.	9	1,055
Axalta Coating Systems Ltd.(a)	13,029	421,618
Bank of America Corp.	73,556	2,171,373
Bank of New York Mellon Corp. (The)	431	23,214
Baxter International, Inc.	1,600	103,424
Berkshire Hathaway, Inc., Class B(a)	455	90,190
Biogen, Inc.(a)	303	96,527
Boeing Co. (The)	182	53,674
Boston Scientific Corp.(a)	77	1,909
Bristol-Myers Squibb Co.	12	735
Broadcom Ltd.	1	257
Brown-Forman Corp., Class B	5	343
CA, Inc.	170	5,658

Security	Shares	Value
United States (continued)
Capital One Financial Corp.	298	$29,675
Carnival Corp.	114	7,566
Caterpillar, Inc.	129	20,328
Celgene Corp.(a)	57	5,949
CenterPoint Energy, Inc.	429	12,166
Charles Schwab Corp. (The)	14,585	749,231
Charter Communications, Inc., Class A(a)	2,189	735,416
Chevron Corp.	171	21,407
Chubb Ltd.	4,175	610,093
Cisco Systems, Inc.	67	2,566
Citigroup, Inc.	16,181	1,204,028
Cloudera, Inc.(a)	28,170	465,368
Coca-Cola Co. (The)	135	6,194
Cognizant Technology Solutions Corp., Class A	23	1,633
Colgate-Palmolive Co.	760	57,342
Comcast Corp., Class A	49,291	1,974,105
CommScope Holding Co., Inc.(a)(b)	16,790	635,166
Conagra Brands, Inc.	177	6,668
ConocoPhillips	54	2,964
Constellation Brands, Inc., Class A	182	41,600
Corning, Inc.	61	1,951
Costco Wholesale Corp.	18	3,350
Crown Holdings, Inc.(a)	411	23,119
CSX Corp.	16	880
Cummins, Inc.	106	18,724
CVS Health Corp.	9,127	661,708
Dell Technologies, Inc., Class V(a)	51	4,145
Delta Air Lines, Inc.	357	19,992
Discover Financial Services	366	28,153
DISH Network Corp., Class A(a)	4,283	204,513
Dominion Energy, Inc.	1,047	84,870
DowDuPont, Inc.	23,032	1,640,339
DXC Technology Co.	30	2,847
Eaton Corp. PLC	67	5,294
eBay, Inc.(a)	149	5,623
Edgewell Personal Care Co.(a)(b)	9,695	575,786
Electronic Arts, Inc.(a)	3,075	323,060
Emerson Electric Co.	12	836
EQT Corp.	4,865	276,916
Equity Residential	72	4,591
Expedia, Inc.	75	8,983
Express Scripts Holding Co.(a)	110	8,210
Exxon Mobil Corp.	174	14,553
Facebook, Inc., Class A(a)	7,715	1,361,389
Fifth Third Bancorp	759	23,028
FirstEnergy Corp.	6	184
FleetCor Technologies, Inc.(a)	4,756	915,197
Ford Motor Co.	120	1,499
Fortune Brands Home & Security, Inc.	5,368	367,386
Franklin Resources, Inc.	16	693
General Dynamics Corp.	162	32,959
General Electric Co.	47,002	820,185
General Motors Co.	37	1,517
Gilead Sciences, Inc.	12,405	888,694
Global Payments, Inc.	3,304	331,193
Goldman Sachs Group, Inc. (The)	2,765	704,411
Goodyear Tire & Rubber Co. (The)	382	12,342
Halliburton Co.	43	2,101
Hartford Financial Services Group, Inc. (The)	1,158	65,172
HCA Healthcare, Inc.(a)	12,387	1,088,074
HCP, Inc.	99	2,582
Helmerich & Payne, Inc.(b)	315	20,362
Hewlett Packard Enterprise Co.	217	3,116
Hilton Worldwide Holdings, Inc.	30	2,396

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Home Depot, Inc. (The)	314	$59,512
HP, Inc.	334	7,017
Huntsman Corp.	389	12,950
Illinois Tool Works, Inc.	169	28,198
Illumina, Inc.(a)	7	1,529
Ingersoll-Rand PLC	43	3,835
Intel Corp.	857	39,559
International Business Machines Corp.	3,872	594,042
International Paper Co.	570	33,026
Intuit, Inc.	295	46,545
IQVIA Holdings, Inc.(a)	7	685
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(a)(e)(f)	6,968	9,502
Johnson & Johnson	667	93,193
JPMorgan Chase & Co.	7,012	749,863
Kansas City Southern	6,336	666,674
Kimberly-Clark Corp.	19	2,293
Kinder Morgan, Inc.	106	1,915
KLA-Tencor Corp.	293	30,786
Kohl’s Corp.	222	12,039
Lam Research Corp.	23	4,234
Las Vegas Sands Corp.	109	7,574
Lear Corp.	167	29,502
Liberty Broadband Corp., Class A(a)	1,311	111,501
Liberty Broadband Corp., Class C(a)	4,158	354,095
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	4,699	186,362
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	7,875	312,323
Lookout, Inc. (Acquired 03/04/15, cost $16,643)(a)(e)(f)	1,457	306
Lowe’s Cos., Inc.	1,131	105,115
LyondellBasell Industries NV, Class A	40	4,413
ManpowerGroup, Inc.	153	19,295
Marathon Petroleum Corp.	9,891	652,608
Marsh & McLennan Cos., Inc.	5,161	420,054
Masco Corp.	972	42,710
Mastercard, Inc., Class A	2,790	422,294
McDonald’s Corp.	299	51,464
McKesson Corp.	95	14,815
Merck & Co., Inc.	45	2,532
MetLife, Inc.	12,615	637,814
MGM Resorts International	14,465	482,986
Micron Technology, Inc.(a)	83	3,413
Microsoft Corp.	43,830	3,749,218
Mohawk Industries, Inc.(a)	2,643	729,204
Mondelez International, Inc., Class A	1,533	65,612
Monsanto Co.	62	7,240
Moody’s Corp.	19	2,805
Morgan Stanley	27,168	1,425,505
Motorola Solutions, Inc.	9	813
NextEra Energy Partners LP(b)	7,027	302,934
NextEra Energy, Inc.	6,620	1,033,978
Norfolk Southern Corp.	11	1,594
Northern Trust Corp.	27	2,697
Northrop Grumman Corp.	134	41,126
NVIDIA Corp.	4	774
ONEOK, Inc.	25	1,336
Oracle Corp.	156	7,376
O’Reilly Automotive, Inc.(a)(b)	3,939	947,487
PACCAR, Inc.	63	4,478
Packaging Corp. of America	343	41,349
PepsiCo, Inc.	772	92,578
Pfizer, Inc.	39,612	1,434,747
PG&E Corp.	52	2,331
Philip Morris International, Inc.	68	7,184
Phillips 66	311	31,458
Pioneer Natural Resources Co.	4,897	846,446
Praxair, Inc.	11	1,701

Security	Shares	Value
United States (continued)
Priceline Group, Inc. (The)(a)	3	$5,213
Procter & Gamble Co. (The)	130	11,944
Progressive Corp. (The)	6	338
Prudential Financial, Inc.	255	29,320
Pure Storage, Inc., Class A(a)(b)	22,717	360,292
PVH Corp.	127	17,426
QUALCOMM, Inc.	27,200	1,741,344
Raytheon Co.	159	29,868
Reinsurance Group of America, Inc.	185	28,847
Republic Services, Inc.	14	947
Rockwell Automation, Inc.	142	27,882
Ross Stores, Inc.	163	13,081
Royal Caribbean Cruises Ltd.	163	19,443
Schlumberger Ltd.	4,625	311,679
Sempra Energy	3,469	370,905
Snap, Inc., Class A(a)(b)	19,512	285,070
St Joe Co. (The)(a)	21,570	389,339
State Street Corp.	170	16,594
Stryker Corp.	418	64,723
SunTrust Banks, Inc.	5,166	333,672
Symantec Corp.	17	477
Sysco Corp.	3	182
Target Corp.	6,397	417,404
Tenet Healthcare Corp.(a)	15,642	237,133
TESARO, Inc.(a)(b)	2,069	171,458
Texas Instruments, Inc.	68	7,102
Thermo Fisher Scientific, Inc.	364	69,116
Time Warner, Inc.	36	3,293
TJX Cos., Inc. (The)	4,280	327,249
Travelers Cos., Inc. (The)	611	82,876
TripAdvisor, Inc.(a)	8,484	292,359
Tyson Foods, Inc., Class A	264	21,402
Union Pacific Corp.	14	1,877
United Continental Holdings, Inc.(a)	14,088	949,531
United Rentals, Inc.(a)	216	37,133
United Technologies Corp.	8	1,021
UnitedHealth Group, Inc.	497	109,569
Valero Energy Corp.	678	62,315
VeriSign, Inc.(a)(b)	346	39,596
Verizon Communications, Inc.	11,491	608,219
Visa, Inc., Class A	3,552	404,999
Vistra Energy Corp.(a)(b)	5,434	99,551
VMware, Inc., Class A(a)(b)	2,703	338,740
Vornado Realty Trust	25	1,955
WABCO Holdings, Inc.(a)	177	25,400
Walgreens Boots Alliance, Inc.	76	5,519
Wal-Mart Stores, Inc.	58	5,728
Waste Management, Inc.	29	2,503
Wells Fargo & Co.	13	789
Western Digital Corp.	262	20,837
WestRock Co.	5,640	356,504
Weyerhaeuser Co.	75	2,645
Williams Cos., Inc. (The)	47,884	1,459,983
Williams-Sonoma, Inc.	5,871	303,531
Wyndham Worldwide Corp.	331	38,353
Wynn Resorts Ltd.	200	33,718
Yum China Holdings, Inc.	36	1,441
Zimmer Biomet Holdings, Inc.	6,368	768,427

		60,067,857

Total Common Stocks — 54.8% (Cost: $95,631,501)		116,006,257

68	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 3.1%

Australia — 0.2%
Quintis Ltd., 8.75%, 08/01/23(c)(g)	USD	577	$403,900

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(c)(g)		167	4,170

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(a)(f)(g)(h)(i)		300	1,500

France — 0.1%
Danone SA, 2.59%, 11/02/23(c)		200	195,041

Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19(c)(h)	EUR	300	404,521

India — (0.0)%
REI Agro Ltd.(a)(f)(g)(h):
5.50%, 11/13/14(c)	USD	220	—
5.50%, 11/13/14		152	—

			—
Italy — 0.1%
Telecom Italia SpA, 5.30%, 05/30/24(c)		200	213,500

Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 04/01/21		130	118,300
8.00%, 02/15/24(c)		45	47,362

			165,662
Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(c)(h)	SGD	250	188,325

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(c)	USD	200	209,891

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/18(c)(f)(g)(h)		800	209,520

United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17(a)(g)(i)		418	343,096

United States — 1.9%
AliphCom (Acquired 04/27/15-07/21/15, cost $945,000), 15.00%, 04/28/20(a)(e)(f)(g)(h)(j)	USD	945	13,891
AliphCom (Acquired 11/11/15, cost $48,000), 15.00%, 04/28/20(a)(e)(f)(g)(h)(j)		48	706
Allergan Funding SCS, 3.45%, 03/15/22		153	155,456
Ally Financial, Inc., 3.50%, 01/27/19		96	96,480
Apple, Inc.:
3.35%, 02/09/27		262	268,386
3.20%, 05/11/27		252	255,200
AT&T, Inc.:
3.00%, 06/30/22		238	238,423
2.85%, 02/14/23		233	233,924
4.45%, 04/01/24		38	40,197
3.40%, 08/14/24		419	421,151
Bank of America Corp.:
3.30%, 01/11/23		176	180,048
4.00%, 01/22/25		81	84,269
Becton Dickinson and Co.:
3.13%, 11/08/21		155	156,307
2.89%, 06/06/22		130	129,187
3.36%, 06/06/24		67	67,187

Security	Par (000)		Value
United States (continued)
Citigroup, Inc.:
2.70%, 03/30/21	USD	156	$156,474
2.90%, 12/08/21		72	72,474
eBay, Inc., 2.75%, 01/30/23		80	79,221
Edgewell Personal Care Co.:
4.70%, 05/19/21 - 05/24/22		161	165,670
Forest Laboratories LLC, 5.00%, 12/15/21(c)		74	79,141
General Motors Financial Co., Inc., 3.45%, 04/10/22		63	63,840
Hughes Satellite Systems Corp., 7.63%, 06/15/21		30	33,150
JPMorgan Chase & Co.:
4.35%, 08/15/21		66	70,001
(LIBOR USD 3 Month + 1.00%), 2.36%, 01/15/23(i)		176	178,368
Sherwin-Williams Co. (The), 2.75%, 06/01/22		56	55,783
Verizon Communications, Inc.:
3.13%, 03/16/22		762	772,596
2.63%, 08/15/26		75	70,642

			4,138,172

Total Corporate Bonds — 3.1% (Cost: $8,987,298)			6,477,298

Floating Rate Loan Interests — 0.4%(k)

United States — 0.4%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.13%), 8.82%, 09/30/20		127	40,586
Fieldwood Energy LLC, Term Loan:(g)
(LIBOR USD 3 Month + 7.00%), 8.69%, , 08/31/20		56	50,110
(LIBOR USD 3 Month + 7.13%), 8.82%, , 12/31/2100		75	51,613
Hilton Worldwide Finance LLC, Term Loan B-2, (LIBOR USD 3 Month + 2.00%), 3.55%, 10/25/23		267	267,831
Seadrill Operating LP, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 02/21/21		192	154,242
Sheridan Investment Partners II LP, Term Loan, (LIBOR USD 3 Month + 3.50%), 4.98%, 12/16/20		286	247,092
Sheridan Investment Partners II-A LP, Term Loan, (LIBOR USD 3 Month + 3.50%), 4.98%, 12/16/20		40	34,368
Sheridan Investment Partners II-M LP, Term Loan, (LIBOR USD 3 Month + 3.50%), 4.98%, 12/16/20		15	12,819

			858,661

Total Floating Rate Loan Interests — 0.4% (Cost: $996,868)			858,661

Foreign Agency Obligations — 0.6%

Brazil — 0.2%
Petrobras Global Finance BV:
6.13%, 01/17/22		144	152,820
7.38%, 01/17/27		168	184,968

			337,788
Mexico — 0.3%
Petroleos Mexicanos:
(LIBOR USD 3 Month + 3.65%), 5.19%, 03/11/22(c)(i)		169	185,561
4.63%, 09/21/23		380	390,925

			576,486

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
South Korea — 0.1%
Export-Import Bank of Korea, 2.63%, 12/30/20	USD	252	$249,774

Total Foreign Agency Obligations — 0.6% (Cost: $1,136,272)			1,164,048

Foreign Government Obligations — 9.3%

Argentina — 0.8%
Republic of Argentina:
6.88%, 04/22/21		218	237,402
3.88%, 01/15/22	EUR	100	126,288
5.63%, 01/26/22	USD	394	415,670
3.38%, 01/15/23	EUR	210	256,867
7.50%, 04/22/26	USD	322	364,552
6.88%, 01/26/27		254	277,495

			1,678,274
Australia — 2.0%
Commonwealth of Australia:
5.75%, 05/15/21	AUD	955	830,831
5.50%, 04/21/23		1,056	951,097
2.75%, 04/21/24		2,528	2,004,623
3.00%, 03/21/47		642	467,390

			4,253,941
Brazil — 1.6%
Federative Republic of Brazil:
6.00%, 08/15/22	BRL	1	560,475
10.00%, 01/01/23		4	1,068,080
10.00%, 01/01/27		2	746,421
4.63%, 01/13/28	USD	471	473,120
5.00%, 01/27/45		400	372,800
5.63%, 02/21/47		200	204,300

			3,425,196
Canada — 0.9%
Canadian Government Bond:
0.50%, 08/01/18	CAD	2,028	1,605,573
0.75%, 03/01/21		510	392,976

			1,998,549
Germany — 0.5%
Federal Republic of Germany, 0.00%, 08/15/26	EUR	900	1,053,673

Hungary — 0.2%
Republic of Hungary, 6.38%, 03/29/21	USD	438	486,215

Italy — 0.2%
Republic of Italy, 1.85%, 05/15/24	EUR	267	331,461

Japan — 1.1%
Government of Japan (2 Year), 0.10%, 03/15/18	JPY	124,300	1,103,702
Government of Japan (2 Year), 0.10%, 10/15/18		130,500	1,160,434

			2,264,136
Mexico — 0.7%
United Mexican States:
8.50%, 12/13/18	MXN	146	749,419
6.50%, 06/09/22		143	697,267

			1,446,686
Poland — 1.3%
Republic of Poland:
5.00%, 03/23/22	USD	70	76,650
3.25%, 07/25/25	PLN	1,862	539,405
2.50%, 07/25/26		1,873	508,908
2.50%, 07/25/27		6,191	1,663,935

			2,788,898

Total Foreign Government Obligations — 9.3% (Cost: $19,358,131)			19,727,029

Security	Shares		Value
Investment Companies — 3.8%(a)(l)
ETFS Physical Platinum Shares		1,392	$123,150
ETFS Physical Swiss Gold Shares		5,694	718,184
ETFS Physical Palladium Shares		1,600	162,480
iShares Gold Trust(q)		55,980	700,310
SPDR Gold Shares		50,636	6,261,142

Total Investment Companies — 3.8% (Cost: $8,016,900)			7,965,266

	Par (000)
Non-Agency Mortgage-Backed Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%
United Kingdom — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 4.13%, 08/20/25(c)(m)	GBP	140	189,229

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost: $214,859)			189,229

Preferred Securities — 3.0%

Capital Trusts — 0.8%
United Kingdom — 0.3%(j)
HSBC Holdings PLC, (USD Swap Rate 5 Year + 3.71%), 6.38%(i)	USD	235	250,275
Lloyds Bank PLC, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 13.40%), 13.00%(i)	GBP	155	392,073

			642,348
United States — 0.5%
American Express Co., Series C, 4.90%(j)(m)	USD	99	100,980
Citigroup, Inc., Series O, 5.87%(j)(m)		187	194,012
General Electric Co., (LIBOR USD 3 Month + 3.33%), 5.00%(i)(j)		159	163,865
Goldman Sachs Group, Inc. (The), Series M, 5.38%(j)(m)		162	166,860
Morgan Stanley, Series H, 5.45%(j)(m)		114	117,021
NBCUniversal Enterprise, Inc., 5.25%(c)(j)		100	106,250
Prudential Financial, Inc.:(m)
5.63%, 06/15/43		58	62,814
5.87%, 09/15/42		87	95,048
USB Capital IX, 3.50%(j)(m)		42	38,010

			1,044,860

Total Capital Trusts — 0.8% (Cost: $1,572,314)			1,687,208

	Shares
Preferred Stocks — 1.7%
Brazil — 0.0%
Banco Bradesco SA (Preference), 0.00%(a)		100	1,020
Itau Unibanco Holding SA (Preference), 0.00%		162	2,080
Petroleo Brasileiro SA (Preference), 0.00%(a)		194	942

			4,042
South Korea — 0.0%
Samsung Electronics Co. Ltd. (Preference), 0.00%		2	3,895

United States — 1.7%
Anthem, Inc., 5.25%(h)		8,130	455,280
Crown Castle International Corp., Series A, 6.88%(b)(h)		264	277,092
Dominion Energy, Inc., Series A, 6.75%(h)		6,427	332,019
Domo, Inc., Series D-2 (Acquired 04/01/15-04/12/17, cost $469,893), 0.00%(a)(e)(f)		55,730	349,427
Dropbox, Inc., Series C (Acquired 01/28/14, cost $695,990), 0.00%(a)(e)(f)		36,437	517,405

70	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value
United States (continued)
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $127,944), 0.00%(a)(e)(f)		46,081	$131,331
Lookout, Inc. (Acquired 09/19/14-10/22/14, cost $243,061), 0.00%(a)(e)(f)		21,278	198,524
Palantir Technologies, Inc., Series I (Acquired 03/27/14, Cost $272,246), 0.00%(a)(e)(f)		44,412	251,816
Uber Technologies, Inc., Series D (Acquired 06/06/14, cost $418,728), 0.00%(a)(e)(f)		26,992	889,926
Wells Fargo & Co., Series L, 7.50%(h)		63	82,529
Welltower, Inc., Series I, 6.50%(h)(j)		3,017	180,628

			3,665,977

Total Preferred Stocks — 1.7% (Cost: $3,422,732)			3,673,914

Trust Preferreds — 0.5%

China — 0.3%
Mandatory Exchangeable Trust, 5.75%, 06/03/19(c)(h)		3,177	618,752

United States — 0.2%
Citigroup Capital XIII, 7.75%, 10/30/40(m)		7,088	194,778
GMAC Capital Trust I, Series 2, 7.20%, 02/15/40(b)(m)		8,183	212,349

			407,127

Total Trust Preferreds — 0.5% (Cost: $717,230)			1,025,879

Total Preferred Securities — 3.0% (Cost: $5,712,276)			6,387,001

	Par (000)
U.S. Treasury Obligations — 15.9%
U.S. Treasury Notes:
1.25%, 12/15/18(l)	USD	2,500	2,486,914
1.13%, 07/31/21		437	422,496
2.00%, 10/31/22 — 11/30/22		13,766	13,643,521
2.13%, 09/30/24		5,118	5,053,823
2.25%, 10/31/24 — 11/15/27		12,262	12,139,852

Total U.S. Treasury Obligations — 15.9% (Cost: $33,932,700)			33,746,606

		Shares
Warrants — 0.0%

Australia — 0.0%
Quintis Ltd. (issued/exercisable 01/08/2011, 2 share for 1 warrant, Expires 07/15/2018, Strike Price AUD 1.28)(a)(f)		124,320	1

Total Warrants — 0.0%			1

Total Long-Term Investments — 91.0% (Cost: $173,986,805)			192,521,396

Short-Term Securities — 10.2%
Money Market Funds — 5.9%(o)(q)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	USD	8,343,679	8,343,679
SL Liquidity Series, LLC, Money Market Series, 1.48%(p)		4,119,672	4,119,259

Total Money Market Funds — 5.9% (Cost: $12,463,041)			12,462,938

Security	Par (000)		Value
U.S. Treasury Obligations — 4.3%
U.S. Treasury Bills:(n)
1.15%, 01/02/18	USD	4,000	$4,000,000
1.13%, 01/04/18		2,000	1,999,874
1.21%, 01/11/18		1,000	999,706
1.17%, 01/18/18		2,000	1,998,899

Total U.S. Treasury Obligations — 4.3% (Cost: $8,998,248)			8,998,479

Total Short-Term Securities — 10.2% (Cost: $21,461,289)			21,461,417

Total Options Purchased — 0.3% (Cost: $730,281)			853,217

Total Investments — 101.5% (Cost: $196,178,375)			214,836,030
Liabilities in Excess of Other Assets — (1.5)%			(3,280,922)

Net Assets — 100.0%			$211,555,108

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(e)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,362,834 , representing 1.20% of its net assets as of period end, and an original cost of $3,227,053.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Convertible security.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	Perpetual security with no stated maturity date.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(m)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(n)	Rates are discount rates or a range of discount rates at the time of purchase.
(o)	Annualized 7-day yield as of period end.
(p)	Security was purchased with the cash collateral from loaned securities.

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

(q)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at 12/31/16	Shares Purchased		Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,555,606	788,073	(b)	—		8,343,679	$8,343,679	$38,679		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,503,029			(383,357	)(c)	4,119,672	4,119,259	47,279	(d)	98	244
iShares Gold Trust	55,980	—		—		55,980	700,310	—		—	80,052
iShares iBoxx $ High Yield Corporate Bond ETF	2,422	—		(2,422)		—	—	1,856		7,270	(6,984)

							$13,163,248	$87,814		$7,368	$73,312

(a)	Includes capital gain distribution, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Yen Denominated Nikkei 225 Index	2	03/08/18	$201	$(1,561)
EURO STOXX 50 Index	2	03/16/18	84	1,718
NASDAQ 100 E-Mini Index	7	03/16/18	897	(3,546)
S&P 500 E-Mini Index	2	03/16/18	268	(1,417)

				$(4,806)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,111	JPY	125,000	Barclays Bank PLC	01/04/18	$1
USD	518,000	MXN	9,626,357	UBS AG	01/11/18	29,169
USD	416,000	MXN	7,943,104	Deutsche Bank AG	01/18/18	13,235
USD	1,220,674	AUD	1,559,000	Goldman Sachs International	01/25/18	4,251
GBP	401,000	USD	527,375	JP Morgan Chase Bank NA	02/08/18	14,705
GBP	401,000	USD	527,495	JP Morgan Chase Bank NA	02/16/18	14,710
NZD	667,000	USD	459,646	JP Morgan Chase Bank NA	02/22/18	12,747
USD	477,045	NZD	667,000	JP Morgan Chase Bank NA	02/22/18	4,651
GBP	400,000	USD	526,290	JP Morgan Chase Bank NA	02/23/18	14,673
EUR	826,000	USD	975,176	UBS AG	03/15/18	20,123
JPY	70,105,000	USD	620,905	Goldman Sachs International	03/15/18	3,509
EUR	636,000	USD	753,053	UBS AG	03/16/18	13,355
SEK	4,419,265	EUR	447,000	Deutsche Bank AG	03/22/18	2,439
SEK	4,420,830	EUR	447,000	BNP Paribas SA	03/29/18	2,621
EUR	828,000	USD	979,441	UBS AG	04/12/18	20,153

						170,342

USD	228,772	JPY	25,813,497	BNP Paribas SA	01/04/18	(336)
JPY	3,390,244	USD	30,127	Barclays Bank PLC	01/05/18	(35)
NOK	3,358,000	USD	420,781	Morgan Stanley & Co. International PLC	01/26/18	(11,503)
USD	441,136	EUR	372,000	UBS AG	02/26/18	(6,632)
JPY	58,505,000	USD	521,237	Barclays Bank PLC	03/08/18	(375)
EUR	444,000	PLN	1,881,983	Deutsche Bank AG	03/16/18	(5,729)
USD	194,405	AUD	250,000	Citibank NA	04/06/18	(620)
USD	538,441	AUD	708,000	Deutsche Bank AG	04/13/18	(13,865)

						(39,095)

	Net Unrealized Appreciation					$131,247

72	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call:
Tokyo Stock Price Index	Morgan Stanley & Co. International PLC	66,235	01/12/18	JPY	1,785.00	JPY	120,386	$23,166
Franklin Resources, Inc.	Goldman Sachs International	5,235	01/19/18	USD	45.00	USD	227	916
S&P 500 Index	Deutsche Bank AG	672	01/19/18	USD	2,685.00	USD	1,797	8,703
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	2,725	01/19/18	USD	125.00	USD	337	1,730
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	2,726	01/19/18	USD	126.00	USD	337	1,091
Synchrony Financial	Goldman Sachs International	5,799	01/19/18	USD	35.00	USD	224	22,326
Travelers Cos., Inc. (The)	Goldman Sachs International	2,088	01/19/18	USD	135.00	USD	283	4,646
Tokyo Stock Price Index	Citibank NA	48,122	02/09/18	JPY	1,785.00	JPY	87,465	23,055
S&P 500 Index	BNP Paribas SA	806	02/16/18	USD	2,690.00	USD	2,155	18,538
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	6,770	02/16/18	USD	130.00	USD	837	2,336
Tokyo Stock Price Index	Morgan Stanley & Co. International PLC	53,491	03/09/18	JPY	1,800.00	JPY	97,223	29,196
S&P 500 Index	Bank of America NA	457	03/16/18	USD	2,675.00	USD	1,222	20,382
S&P 500 Index	UBS AG	457	03/16/18	USD	2,670.00	USD	1,222	21,890
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	6,771	03/16/18	USD	127.00	USD	837	8,091
EUR Currency	UBS AG	—	03/27/18	USD	1.20	EUR	5,338	111,507
S&P 500 Index	Societe Generale SA	323	03/29/18	USD	2,675.00	USD	864	17,761
S&P 500 Index	Citibank NA	269	04/20/18	USD	2,700.00	USD	719	13,410
S&P 500 Index	Morgan Stanley & Co. International PLC	235	04/20/18	USD	2,695.00	USD	628	12,427
EUR Currency	Barclays Bank PLC	—	05/18/18	USD	1.19	EUR	2,690	90,633
EURO STOXX 50 Index	Deutsche Bank AG	77	09/21/18	EUR	3,426.55	EUR	270	15,192
BP PLC	UBS AG	16,997	01/18/19	USD	40.00	USD	714	60,339
Chevron Corp.	UBS AG	5,390	01/18/19	USD	125.00	USD	675	48,375
ConocoPhillips	UBS AG	8,960	01/18/19	USD	52.50	USD	492	53,088
Exxon Mobil Corp.	UBS AG	3,664	01/18/19	USD	95.00	USD	306	4,177
Occidental Petroleum Corp.	UBS AG	7,875	01/18/19	USD	75.00	USD	580	41,934
Royal Dutch Shell PLC	UBS AG	9,702	01/18/19	USD	60.00	USD	647	74,220
Schlumberger Ltd.	UBS AG	5,304	01/18/19	USD	90.00	USD	357	2,838
Schneider Electric SE	UBS AG	11,444	01/18/19	USD	35.00	USD	420	47,207
TOTAL SA	UBS AG	11,687	01/18/19	USD	60.00	USD	646	19,576

								798,750

Put:
USD Currency	BNP Paribas SA	—	01/12/18	JPY	111.75	USD	2,682	5,322
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	5,451	01/19/18	USD	117.00	USD	674	352

								5,674

								$804,424

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
5-Year Interest Rate Swap, 04/24/2018	3 month LIBOR	Quarterly	2.15%	Semi Annual	Goldman Sachs International	04/26/23	2.15%	USD	13,535	$37,221

Put
10-Year Interest Rate Swap, 01/04/2018	2.46%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	01/08/28	2.46%	USD	2,720	1,080
5-Year Interest Rate Swap, 04/04/2018	1.07%	Semi Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/04/18	1.07%	JPY	64,546	2
30-Year Interest Rate Swap, 05/02/2018	2.75%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/04/48	2.75%	USD	637	8,087

										9,169

Total										$46,390

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Cap	0.60%	Goldman Sachs International	11/06/18	USD	4,212	$2,403	$12,917	$(10,514)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price/Range	Notional Amount (000)		Value
Put
EURO STOXX 50 Index	Down-and-In	Deutsche Bank AG	77	09/21/18	EUR 2,586.07	EUR 2,165.83	EUR	270	$(1,765)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	BNP Paribas SA	—	01/12/18	JPY	115.00	USD	2,682	$(510)
Synchrony Financial	Bank of America NA	5,799	01/19/18	USD	35.00	USD	224	(22,326)
USD Currency	BNP Paribas SA	—	01/26/18	ZAR	15.25	USD	671	—
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	6,771	03/16/18	USD	140.00	USD	837	(813)
Flight Centre Travel Group Ltd.	Barclays Bank PLC	665	01/18/19	USD	180.00	USD	128	(19,684)
Pioneer Natural Resources Co.	UBS AG	1,417	01/18/19	USD	165.00	USD	245	(40,313)
United Continental Holdings, Inc.	Deutsche Bank AG	1,754	01/18/19	USD	75.00	USD	118	(11,313)

								(94,959)

Put
USD Currency	BNP Paribas SA	—	01/12/18	JPY	108.00	USD	2,682	(26)
S&P 500 Index	Deutsche Bank AG	336	01/19/18	USD	2,500.00	USD	898	(949)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	5,451	01/19/18	USD	120.00	USD	674	(868)
Tokyo Stock Price Index	Citibank NA	48,122	02/09/18	JPY	1,675.00	JPY	87,465	(1,902)
S&P 500 Index	BNP Paribas SA	403	02/16/18	USD	2,450.00	USD	1,077	(2,297)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	4,726	02/16/18	USD	115.00	USD	584	(490)
Tokyo Stock Price Index	Morgan Stanley & Co. International PLC	53,491	03/09/18	JPY	1,650.00	JPY	97,223	(2,564)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	2,838	03/16/18	USD	115.00	USD	351	(204)
BP PLC	UBS AG	16,997	01/18/19	USD	25.00	USD	714	(3,399)
Chevron Corp.	UBS AG	5,390	01/18/19	USD	80.00	USD	675	(4,016)
ConocoPhillips	UBS AG	8,960	01/18/19	USD	35.00	USD	492	(6,093)
Exxon Mobil Corp.	UBS AG	3,664	01/18/19	USD	60.00	USD	306	(2,510)
Occidental Petroleum Corp.	UBS AG	7,875	01/18/19	USD	45.00	USD	580	(4,961)
Royal Dutch Shell PLC	UBS AG	9,702	01/18/19	USD	40.00	USD	647	(1,698)
Schlumberger Ltd.	UBS AG	5,304	01/18/19	USD	60.00	USD	357	(17,901)
Schneider Electric SE	UBS AG	11,444	01/18/19	USD	25.00	USD	420	(6,008)
TOTAL SA	UBS AG	11,687	01/18/19	USD	40.00	USD	646	(5,551)

								(61,437)

								$(156,396)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

74	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency	Counterparty
Call
5-Year Interest Rate Swap, 04/24/2018	3 month LIBOR	Quarterly	1.90%	Semi Annual	Goldman Sachs International	04/26/23	1.90%	USD	13,535	$(9,125)

Put
10-Year Interest Rate Swap, 01/04/2018	2.61%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	01/08/28	2.61%	USD	2,720	(1)
5-Year Interest Rate Swap, 04/24/2018	2.40%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	04/26/23	2.40%	USD	6,767	(22,041)
5-Year Interest Rate Swap, 05/02/2018	2.50%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/04/23	2.50%	USD	2,912	(6,329)

										(28,371)

Total										$(37,496)

OTC Currency Swaps

Paid by the Fund		Received by the Fund		Notional Amount (000)				Counterparty	Termination Date(a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Delivered		Received
0.10 JPY	Semi-Annual	1.96%	Semi-Annual	JPY	74,550	USD	657	Bank of America NA	03/15/18	$(823)	$—	$(823)
0.10 JPY	Semi-Annual	1.84%	Semi-Annual	JPY	49,750	USD	442	Bank of America NA	03/15/18	2,378	—	2,378
0.10 JPY	Semi-Annual	2.01%	Semi-Annual	JPY	130,500	USD	1,261	Bank of America NA	10/15/18	105,554	—	105,554

										$107,109	$—	$107,109

(a)	At termination date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Nikkei Dividend Future December 2017	JPY	6,675,000	BNP Paribas SA	04/02/18	JPY	6,675	$6,488	$—	$6,488
Nikkei Dividend Future December 2017	JPY	13,220,400	BNP Paribas SA	04/02/18	JPY	13,220	14,126	—	14,126
S&P 500 Index Annual Dividend Future December 2018	USD	140,250	BNP Paribas SA	12/21/18	USD	140	16,650	—	16,650
Nikkei Dividend Future December 2018	JPY	6,875,000	BNP Paribas SA	04/01/19	JPY	6,875	15,238	—	15,238
Nikkei Dividend Future December 2018	JPY	13,676,000	BNP Paribas SA	04/01/19	JPY	13,676	31,134	—	31,134
Euro Stoxx 50 Index Dividend Future December 2019	EUR	70,770	BNP Paribas SA	12/20/19	EUR	71	22,425	—	22,425
Euro Stoxx 50 Index Dividend Future December 2019	EUR	30,150	BNP Paribas SA	12/20/19	EUR	30	9,827	—	9,827
Euro Stoxx 50 Index Dividend Future December 2019	EUR	51,350	BNP Paribas SA	12/20/19	EUR	51	15,058	—	15,058
Euro Stoxx 50 Index Dividend Future December 2019	EUR	61,020	BNP Paribas SA	12/20/19	EUR	61	18,790	—	18,790
Nikkei Dividend Future December 2019	JPY	6,992,000	BNP Paribas SA	04/01/20	JPY	6,992	20,963	—	20,963
Nikkei Dividend Future December 2019	JPY	10,200,000	BNP Paribas SA	04/01/20	JPY	10,200	34,000	—	34,000
Nikkei Dividend Future December 2019	JPY	6,980,000	BNP Paribas SA	04/01/20	JPY	6,980	21,069	—	21,069
Euro Stoxx 50 Index Dividend Future December 2020	EUR	9,600	BNP Paribas SA	12/18/20	EUR	10	3,672	—	3,672
Euro Stoxx 50 Index Dividend Future December 2020	EUR	19,400	BNP Paribas SA	12/18/20	EUR	19	7,103	—	7,103
Euro Stoxx 50 Index Dividend Future December 2020	EUR	38,520	BNP Paribas SA	12/18/20	EUR	39	14,542	—	14,542
Euro Stoxx 50 Index Dividend Future December 2020	EUR	53,450	BNP Paribas SA	12/18/20	EUR	53	11,818	—	11,818
Euro Stoxx 50 Index Dividend Future December 2020	EUR	19,280	BNP Paribas SA	12/18/20	EUR	19	7,247	—	7,247
Euro Stoxx 50 Index Dividend Future December 2020	EUR	19,240	BNP Paribas SA	12/18/20	EUR	19	7,295	—	7,295
Euro Stoxx 50 Index Dividend Future December 2020	EUR	58,200	BNP Paribas SA	12/18/20	EUR	58	21,309	—	21,309
S&P 500 Index Annual Dividend Future December 2020	USD	59,969	Goldman Sachs International	12/18/20	USD	60	12,781	—	12,781
Nikkei Dividend Future December 2020	JPY	3,827,500	BNP Paribas SA	04/01/21	JPY	3,828	8,942	—	8,942
Nikkei Dividend Future December 2020	JPY	3,855,000	BNP Paribas SA	04/01/21	JPY	3,855	8,698	—	8,698
Nikkei Dividend Future December 2020	JPY	4,215,000	BNP Paribas SA	04/01/21	JPY	4,215	5,503	—	5,503
Nikkei Dividend Future December 2020	JPY	7,760,000	BNP Paribas SA	04/01/21	JPY	7,760	16,951	—	16,951
Euro Stoxx 50 Index Dividend Future December 2021	EUR	33,870	BNP Paribas SA	12/17/21	EUR	34	3,743	—	3,743

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index Dividend Future December 2021	EUR	30,990	BNP Paribas SA	12/17/21	EUR	31	$7,199	$—	$7,199
Euro Stoxx 50 Index Dividend Future December 2021	EUR	35,850	BNP Paribas SA	12/17/21	EUR	36	1,368	—	1,368
Euro Stoxx 50 Index Dividend Future December 2021	EUR	12,080	BNP Paribas SA	12/17/21	EUR	12	300	—	300
Euro Stoxx 50 Index Dividend Future December 2021	EUR	21,360	BNP Paribas SA	12/17/21	EUR	21	3,959	—	3,959
S&P 500 Index Annual Dividend Future December 2021	USD	72,825	BNP Paribas SA	12/17/21	USD	73	18,300	—	18,300
Nikkei Dividend Future December 2021	JPY	4,260,000	BNP Paribas SA	04/01/22	JPY	4,260	5,787	—	5,787
Nikkei Dividend Future December 2021	JPY	3,975,000	BNP Paribas SA	04/01/22	JPY	3,975	8,316	—	8,316
Nikkei Dividend Future December 2021	JPY	3,985,000	BNP Paribas SA	04/01/22	JPY	3,985	8,227	—	8,227
Nikkei Dividend Future December 2021	JPY	7,860,000	BNP Paribas SA	04/01/22	JPY	7,860	17,431	—	17,431
Euro Stoxx 50 Index Dividend Future December 2022	EUR	10,950	BNP Paribas SA	12/16/22	EUR	11	1,200	—	1,200
Euro Stoxx 50 Index Dividend Future December 2022	EUR	57,550	BNP Paribas SA	12/16/22	EUR	58	2,640	—	2,640
Euro Stoxx 50 Index Dividend Future December 2022	EUR	32,670	BNP Paribas SA	12/16/22	EUR	33	3,815	—	3,815
Euro Stoxx 50 Index Dividend Future December 2022	EUR	33,240	BNP Paribas SA	12/16/22	EUR	33	3,132	—	3,132
Nikkei Dividend Future December 2022	JPY	4,230,000	BNP Paribas SA	04/03/23	JPY	4,230	6,701	—	6,701
Nikkei Dividend Future December 2022	JPY	4,280,000	JP Morgan Chase Bank NA	04/03/23	JPY	4,280	6,257	—	6,257
Euro Stoxx 50 Index Dividend Future December 2023	EUR	45,440	BNP Paribas SA	12/15/23	EUR	45	624	—	624

							$450,628	$—	$450,628

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Airbus SE	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	$(5,360)	$(4,558)	$(802)
Airbus SE	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	68	(2,677)	(2,429)	(248)
Akzo Nobel NV	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	(3,986)	(3,105)	(881)
BASF SE	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	(5,670)	(4,925)	(745)
Bayer AG	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	(5,047)	(4,412)	(635)
BP PLC	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	(4,525)	(3,107)	(1,418)
Compagnie de Saint-Gobain SA	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	(4,770)	(3,829)	(941)
Royal Dutch Shell PLC	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	(5,430)	(3,974)	(1,456)
Royal Dutch Shell PLC	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	68	(2,711)	(2,169)	(542)
Statoil ASA	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	(6,463)	(4,999)	(1,464)
Volkswagen AG	1.00%	Quarterly	Barclays Bank PLC	06/20/22	EUR	137	(4,062)	(2,674)	(1,388)

							$(50,701)	$(40,181)	$(10,520)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD	241	$(20,297)	$—	$(20,297)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.42%	Annual	6 month EURIBOR	Semi-Annual	03/07/18	(a)	03/07/23	EUR	2,368	$(7,548)	$—	$(7,548)
3 month LIBOR	Quarterly	2.40%	Semi-Annual	03/07/18	(a)	03/07/23	USD	2,675	16,892	—	16,892
0.34%	Annual	6 month EURIBOR	Semi-Annual	06/14/18	(a)	06/14/23	EUR	2,316	12,783	—	12,783
3 month LIBOR	Quarterly	2.33%	Semi-Annual	06/14/18	(a)	06/14/23	USD	2,888	3,294	—	3,294
0.37%	Annual	6 month EURIBOR	Semi-Annual	N/A		08/15/26	EUR	900	31,594	—	31,594

									$57,015	$—	$57,015

(a)	Forward swap.

76	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

As of year end, the value of portfolio holdings subject to covered call options written was $1,328,348.

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$64,563	$(27,845)
OTC Derivatives	—	(40,181)	557,737	(21,034)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$1,718	$—	$—	$—	$1,718
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	170,342	—	—	170,342
Options purchased
Investments at value — unaffiliated(b)	—	—	599,365	207,462	46,390	—	853,217
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	64,563	—	64,563
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	450,628	—	107,932	—	558,560

Total	$—	$—	$1,051,711	$377,804	$218,885	$—	$1,648,400

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$6,524	$—	$—	$—	$6,524
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	39,095	—	—	39,095
Options written
Options written, at value	—	—	157,625	536	37,496	—	195,657
Swaps — centrally cleared
Net unrealized depreciation(a)	—	20,297	—	—	7,548	—	27,845
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	50,701	—	—	823	—	51,524

	$—	$70,998	$164,149	$39,631	$45,867	$—	$320,645

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Consolidated Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,022,378)	$—	$—	$—	$(1,022,378)
Forward foreign currency exchange contracts	—	—	—	610,843	—	—	610,843
Options purchased(a)	—	—	591,405	(140,682)	(34,172)	—	416,551
Options written	—	—	136,928	334,492	(70,300)	—	401,120
Swaps	—	36,878	81,848	16,257	(113,894)	—	21,089

	$—	$36,878	$(212,197)	$820,910	$(218,366)	$—	$427,225

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$14,225	$—	$—	$—	$14,225
Forward Foreign currency exchange contracts	—	—	—	(1,237,869)	—	—	(1,237,869)
Options purchased(b)	—	—	(1,097,188)	(56,838)	(233,106)	—	(1,387,132)
Options written	—	—	63,406	73,946	253,508	—	390,860
Swaps	—	(67,116)	272,102	—	169,655	—	374,641

Total	$—	$(67,116)	$(747,455)	$(1,220,761)	$190,057	$—	$(1,845,275)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$168,449
Average notional value of contracts — short	$3,383,886
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,182,902
Average amounts sold — in USD	$5,072,242
Options:
Average value of option contracts purchased	$964,367
Average value of option contracts written	$214,521
Average notional value of swaption contracts purchased	$21,272,299
Average notional value of swaption contracts written	$27,244,821
Credit default swaps:
Average notional value — buy protection	$1,392,832
Interest rate swaps:
Average notional value — pays fixed rate	$7,467,735
Average notional value — receives fixed rate	$6,383,500
Currency swaps:
Average notional value — pays	$1,180,000
Average notional value — receives	$2,318,521
Total return swaps:
Average notional value	$2,222,141

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$8,244	$—
Forward foreign currency exchange contracts	170,342	39,095
Options(a)	853,217	195,657
Swaps — Centrally cleared	17,794	—
Swaps — OTC(b)	558,560	51,524

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$1,608,157	$286,276
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(26,038)	—

Total derivative assets and liabilities subject to an MNA	$1,582,119	$286,276

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statements of Assets and Liabilities.

78	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$128,314	$(23,150)	$—	$—	$105,164
Barclays Bank PLC	90,634	(70,795)	—	—	19,839
BNP Paribas SA	458,071	(3,169)	—	(410,000)	44,902
Citibank NA	36,465	(2,522)	—	—	33,943
Deutsche Bank AG	39,571	(33,621)	—	—	5,950
Goldman Sachs International	97,220	(37,495)	—	—	59,725
JP Morgan Chase Bank NA	67,743	—	—	—	67,743
Morgan Stanley & Co. International PLC (e)	78,389	(16,442)	—	—	61,947
Societe Generale SA	17,761	—	—	—	17,761
UBS AG	567,951	(99,082)	—	—	468,869

	$1,582,119	$(286,276)	$—	$(410,000)	$885,843

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$23,150	$(23,150)	$—	$—	$—
Barclays Bank PLC	70,795	(70,795)	—	—	—
BNP Paribas SA	3,169	(3,169)	—	—	—
Citibank NA	2,522	(2,522)	—	—	—
Deutsche Bank AG	33,621	(33,621)	—	—	—
Goldman Sachs International	37,495	(37,495)	—	—	—
Morgan Stanley & Co. International PLC (e)	16,442	(16,442)	—	—	—
UBS AG	99,082	(99,082)	—	—	—

	$286,276	$(286,276)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Includes derivatives owned by the BlackRock Cayman Global Allocation Portfolio I, Ltd., a wholly owned subsidiary of the Fund. See Note 1.

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$19,061	$—	$19,061
Belgium	—	849,095	—	849,095
Brazil	430,042	—	—	430,042
Canada	945,470	—	—	945,470
China	384,061	272,482	—	656,543
Czech Republic	87,740	—	—	87,740
Denmark	—	7,541	—	7,541
Finland	—	500,884	—	500,884
France	19,072	5,614,720	—	5,633,792
Germany	—	3,948,613	—	3,948,613
Hong Kong	201,040	1,372,291	—	1,573,331
India	31,046	3,017,305	—	3,048,351
Indonesia	213,647	—	—	213,647
Ireland	61,774	331	—	62,105
Israel	5,596	—	—	5,596
Italy	1,046,654	1,079,195	—	2,125,849
Japan	5,627	17,460,542	—	17,466,169
Mexico	6,653	—	—	6,653
Netherlands	821,267	3,516,123	—	4,337,390
Norway	—	3,023	—	3,023
Peru	622	—	—	622
Poland	1,097	3,734	—	4,831
Portugal	206,795	—	—	206,795
Singapore	—	541,683	—	541,683
South Africa	2,603	3,135	—	5,738
South Korea	821,229	511,371	—	1,332,600
Spain	—	818,505	—	818,505
Sweden	—	382,442	—	382,442
Switzerland	—	2,586,172	—	2,586,172
Taiwan	361,792	933,391	—	1,295,183
Thailand	151,715	250,921	—	402,636
Turkey	—	4,541	—	4,541
United Arab Emirates	784,100	—	—	784,100
United Kingdom	1,705,665	3,945,992	—	5,651,657
United States	60,058,049	—	9,808	60,067,857
Corporate Bonds:
Australia	—	403,900	—	403,900
Chile	—	4,170	—	4,170
China	—	—	1,500	1,500
France	—	195,041	—	195,041
Germany	—	404,521	—	404,521
Italy	—	213,500	—	213,500
Luxembourg	—	165,662	—	165,662
Singapore	—	188,325	—	188,325
Switzerland	—	209,891	—	209,891
Turkey	—	—	209,520	209,520
United Arab Emirates	—	343,096	—	343,096
United States	—	4,123,575	14,597	4,138,172
Floating Rate Loan Interests	—	858,661	—	858,661
Foreign Agency Obligations	—	1,164,048	—	1,164,048
Foreign Government Obligations	—	19,727,029	—	19,727,029
Investment Companies	7,965,266	—	—	7,965,266
Non-Agency Mortgage-Backed Securities	—	189,229	—	189,229
Preferred Securities	1,738,717	2,309,855	2,338,429	6,387,001
U.S. Treasury Obligations	—	33,746,606	—	33,746,606
Warrants	—	—	1	1

80	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Short-Term Securities:
Money Market Funds	$8,343,679	$—	$—	$8,343,679
U.S. Treasury Obligations	—	8,998,479	—	8,998,479
Options Purchased:
Equity contracts	—	599,365	—	599,365
Foreign currency exchange contracts	—	207,462	—	207,462
Interest rate contracts	—	46,390	—	46,390

Subtotal	$86,401,018	$121,741,898	$2,573,855	$210,716,771

Investments valued at NAV(a)				$4,119,259

Total Investments				$214,836,030

Derivative Financial Instruments(b)
Assets:
Equity contracts	$1,718	$450,628	$—	$452,346
Foreign currency exchange contracts	—	170,342	—	170,342
Interest rate contracts	—	172,495	—	172,495
Liabilities:
Credit contracts	—	(30,817)	—	(30,817)
Equity contracts	(6,524)	(157,625)	—	(164,149)
Foreign currency exchange contracts	—	(39,631)	—	(39,631)
Interest rate contracts	—	(45,867)	—	(45,867)

	$(4,806)	$519,525	$—	$514,719

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Warrants	Total
Investments:
Assets:
Opening Balance, as of December 31, 2016	$26,557	$730,297	$361,469	$2,787,601	$—	$3,905,924
Transfers into Level 3	—	—	—	—	1	1
Transfers out of Level 3	—	—	(88,552)	—	—	(88,552)
Accrued discounts/premiums	—	—	29	—	—	29
Net realized gain (loss)	(152,150)	(255,057)	1,307	—	—	(405,900)
Net change in unrealized appreciation (depreciation)(a)(b)	211,249	59,811	636	(449,172)	—	(177,476)
Purchases	—	1,020,034	—	—	—	1,020,034
Sales	(75,848)	(1,329,468)	(274,889)	—	—	(1,680,205)

Closing Balance, as of December 31, 2017	$9,808	$225,617	$—	$2,338,429	$1	$2,573,855

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(a)	$1,722	$(103,494)	$—	$(449,172)	$—	$(550,944)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation Portfolio

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $1,501. A significant change in such third party pricing information could result in significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Avgerage of Unobservable Inputs
Common Stocks(c)	$9,808	Market	Revenue Multiple(a)	5.75x	—
			Time to Exit(a)	1 year	—
			Volatility(a)	24%	—
			Estimated Recovery Value(a)	—	—
Corporate Bonds	224,117	Income	Discount Rate(b)	19%	—
		Market	Estimated Recovery Value(a)	—	—
Preferred Stocks(c)	2,338,429	Market	Discount Rate(b)	20%	—

			Revenue Multiple(a)	5.75x -12.25x	9.08x
			Time to Exit(a)(b)	1 — 2 years	—
			Volatility(a)(b)	24% — 43%	29.73%
			Recent Transactions(a)	—	—
	$2,572,354

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)	For the year ended December 31, 2017, the valuation technique changed for certain investments in common stocks and preferred stocks with a total value of $198,830 from a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”) to using only OPM. The change was due to consideration of liquidation preferences and exit strategy.

See notes to financial statements.

82	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Government Sponsored Agency Obligations — 38.1%
Federal Farm Credit Bank:
1.00%, 01/19/18	USD	500	$499,960
0.75%, 02/16/18		500	499,729
0.75%, 04/18/18		1,500	1,497,966
Federal Farm Credit Bank Discount Notes(a):
1.23%, 02/14/18		1,000	998,423
1.55%, 08/10/18		85	84,207
Federal Farm Credit Bank Variable Rate Notes, (LIBOR USD 3 Month - 0.08%), 1.28%, 01/23/18(b)		430	430,000
Federal Home Loan Bank:
Series 1, 0.88%, 03/19/18		3,000	2,998,144
1.25%, 06/08/18		1,000	999,628
Federal Home Loan Bank Discount Notes(a):
0.78%, 01/08/18		500	499,897
1.06%, 01/19/18		1,500	1,499,150
1.11%, 01/24/18		3,760	3,757,099
1.14%, 01/29/18		395	394,665
1.15%, 01/31/18		1,265	1,263,795
1.19%, 02/02/18		1,500	1,498,400
1.21%, 02/07/18		1,000	998,751
1.29%, 03/07/18		1,065	1,062,493
1.46%, 06/06/18		500	496,817
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.15%), 1.35%, 04/17/18		1,070	1,070,000
(LIBOR USD 1 Month - 0.14%), 1.35%, 04/17/18		1,800	1,800,000
(LIBOR USD 3 Month - 0.35%), 1.05%, 05/09/18		1,000	1,000,000
(LIBOR USD 1 Month - 0.14%), 1.24%, 06/05/18		750	750,000
(LIBOR USD 3 Month - 0.16%), 1.36%, 06/08/18		500	500,000
(LIBOR USD 1 Month - 0.12%), 1.26%, 10/03/18		1,000	1,000,000
(LIBOR USD 1 Month - 0.10%), 1.47%, 11/01/18		2,500	2,500,000
(LIBOR USD 1 Month - 0.10%), 1.47%, 11/02/18		2,500	2,500,000
(LIBOR USD 1 Month - 0.13%), 1.36%, 11/16/18		1,700	1,700,000
(LIBOR USD 1 Month - 0.09%), 1.46%, 01/25/19		845	845,000
(LIBOR USD 3 Month - 0.16%), 1.39%, 06/12/19		340	339,872
(LIBOR USD 3 Month - 0.16%), 1.46%, 06/20/19		855	855,000
(LIBOR USD 3 Month - 0.14%), 1.47%, 12/19/19		430	430,000
Federal Home Loan Mortgage Corp. Discount Notes, 1.23%, 02/16/18(a)		245	244,659
Federal Home Loan Mortgage Corp. Notes:
0.75%, 04/09/18		500	499,370
4.88%, 06/13/18		1,000	1,015,692
1.33%, 06/27/18		500	499,988
0.88%, 10/12/18		685	681,036
Federal National Mortgage Association Notes:
0.88%, 02/08/18		646	645,786
0.88%, 03/28/18		1,800	1,799,032
0.88%, 05/21/18		680	679,061

Total U.S. Government Sponsored Agency Obligations — 38.1% (Cost: $40,833,620)			40,833,620

U.S. Treasury Obligations — 20.5%
U.S. Treasury Bills(a):
1.31%, 03/22/18		570	568,508
1.33%, 03/29/18		8,625	8,599,209
1.36%, 04/05/18		2,195	2,188,185
1.38%, 05/03/18		1,200	1,194,876
1.44%, 05/31/18		1,055	1,048,692
1.46%, 06/07/18		1,575	1,565,040
1.45%, 06/14/18		240	238,409
1.50%, 06/21/18		100	99,295
1.51%, 06/28/18		3,000	2,977,305

Security	Par (000)		Value
U.S. Treasury Notes:
1.38%, 07/31/18	USD	505	$504,828
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 1.59%, 01/31/19(b)		3,000	3,000,000

Total U.S. Treasury Obligations — 20.5% (Cost: $21,984,347)			21,984,347

Total Repurchase Agreements — 38.3% (Cost: $41,050,000)			41,050,000

Total Investments — 96.9% (Cost: $103,867,967)(c)			103,867,967
Other Assets Less Liabilities — 3.1%			3,431,444

Net Assets — 100.0%			$107,299,411

(a)	Rates are discount rates or a range of discount rates at the time of purchase.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) December 31, 2017	BlackRock Government Money Market Portfolio

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Montreal	1.36%		12/29/17	01/02/18	$6,000	$6,000	$6,000,907	U.S. Government Sponsored Agency Obligations, 2.50% to 5.50%, due 03/01/24 to 08/01/41	$56,828,142	$6,180,000
BNP Paribas SA	1.25	(a)	12/29/17	01/05/18	450	450	450,109	U.S. Treasury Obligations, 1.51%, due 08/15/18 to 11/15/30	462,175	459,051
	1.40		12/29/17	01/02/18	8,600	8,600	8,601,338	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.63% to 4.00%, due 03/31/19 to 06/20/47	12,653,289	8,772,041

Total BNP Paribas SA						$9,050				$9,231,092
Goldman Sachs & Co. LLC	1.45		12/27/17	01/03/18	2,000	2,000	2,000,564	U.S. Government Sponsored Agency Obligations, 3.50%, due 10/20/45 to 06/20/46	2,970,139	2,040,001
JP Morgan Securities LLC	1.41		12/29/17	01/02/18	7,000	7,000	7,001,097	U.S. Treasury Obligation, 1.50%, due 03/31/19	7,150,000	7,144,701
	1.73	(a)	12/29/17	02/02/18	2,500	2,500	2,504,215	U.S. Treasury Obligation, 0.75%, due 07/31/18	2,555,000	2,550,138

Total JP Morgan Securities LLC						$9,500				$9,694,839
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.42		12/29/17	01/02/18	5,000	5,000	5,000,789	U.S. Government Sponsored Agency Obligation, 3.39%, due 11/29/32	5,116,000	5,100,349
	1.50		12/27/17	01/03/18	500	500	500,146	U.S. Government Sponsored Agency Obligation, 2.89%, due 04/01/47	519,992	515,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$5,500				$5,615,349
Mizuho Securities USA LLC	1.37		12/29/17	01/02/18	7,000	7,000	7,001,065	U.S. Treasury Obligation, 2.00%, due 12/31/21	7,111,900	7,140,019
Wells Fargo Securities LLC	1.35		12/27/17	01/03/18	1,000	1,000	1,000,262	U.S. Government Sponsored Agency Obligations, 4.00%, due 06/01/47 to 07/01/47	986,864	1,030,001
	1.42		12/29/17	01/05/18	1,000	1,000	1,000,276	U.S. Government Sponsored Agency Obligation, 4.00%, due 11/01/47	984,169	1,030,000

Total Wells Fargo Securities LLC						$2,000				$ 2,060,001

						$41,050				$41,961,301

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$103,867,967	$—	$103,867,967

	$—	$103,867,967	$—	$103,867,967

(a)	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

84	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 0.5%
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 04/29/18	USD	120	$121,260
Virgin Australia Pass-Through Trust, Series 2013-1C, 7.13%, 10/23/18(a)		30	30,475

Total Asset-Backed Securities — 0.5% (Cost: $149,960)			151,735

		Shares
Common Stocks — 1.7%

Chemicals — 0.2%
Advanced Emissions Solutions, Inc.	660		6,376
Platform Speciality Products Corp.(b)	4,661		46,237

			52,613
Construction & Engineering — 1.1%
Star Group, Inc. (The)(b)	15,371		357,678

Media — 0.1%
Altice USA, Inc., Class A(b)	1,650		35,029

Metals & Mining — 0.1%
Constellium NV, Class A(b)	2,400		26,760

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(b)	1,150		73,037

Total Common Stocks — 1.7% (Cost: $554,540)			545,117

		Par (000)
Corporate Bonds — 88.2%

Aerospace & Defense — 2.0%
Arconic, Inc.:
5.13%, 10/01/24	USD	90	96,060
5.90%, 02/01/27		17	19,094
6.75%, 01/15/28		19	22,388
5.95%, 02/01/37		13	14,138
Bombardier, Inc.(a):
8.75%, 12/01/21		80	87,800
5.75%, 03/15/22		6	5,880
6.00%, 10/15/22		2	1,965
6.13%, 01/15/23		52	50,960
7.50%, 12/01/24		49	49,735
7.50%, 03/15/25		63	63,491
KLX, Inc., 5.88%, 12/01/22(a)		80	83,776
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		16	16,640
Pioneer Holdings LLC, 9.00%, 11/01/22(a)		19	19,641
TransDigm, Inc.:
5.50%, 10/15/20		17	17,213
6.00%, 07/15/22		31	31,620
6.50%, 07/15/24		50	51,250
6.50%, 05/15/25		14	14,315
6.38%, 06/15/26		8	8,080

			654,046
Air Freight & Logistics — 0.4%
XPO Logistics, Inc., 6.50%, 06/15/22(a)		131	136,731

Auto Components — 0.5%
Icahn Enterprises LP:
4.88%, 03/15/19		52	52,010
6.00%, 08/01/20		3	3,085

Security	Par (000)		Value
Auto Components (continued)
Icahn Enterprises LP (continued):
6.25%, 02/01/22	USD	35	$35,788
6.75%, 02/01/24		38	39,045
6.38%, 12/15/25(a)		21	21,002
Lear Corp.(b)(c)(d):
0.00%, 12/01/13		150	—
5.75%, 08/01/14		100	—

			150,930
Automobiles — 0.2%
Tesla, Inc., 5.30%, 08/15/25(a)		50	47,750

Banks — 2.3%
Banco Espirito Santo SA, 4.75%, 01/15/18(c)	EUR	100	35,096
Bank of America Corp.(e)(f):
(LIBOR USD 3 Month + 3.71%), 6.25%, 09/05/24	USD	66	72,933
(LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/24		33	37,496
(LIBOR USD 3 Month + 3.90%), 6.10%, 03/17/25		60	65,850
CIT Group, Inc.:
(LIBOR USD 3 Month + 3.97%), 5.80%, 06/15/22(e)(f)		56	57,680
5.00%, 08/01/23		60	63,900
Citigroup, Inc.(e)(f):
(LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/19		40	41,450
(LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/20		23	24,466
(LIBOR USD 3 Month + 4.07%), 5.95%, 01/30/23		36	38,295
JPMorgan Chase & Co.(e)(f):
(LIBOR USD 3 Month + 3.32%), 5.00%, 07/01/19		65	66,130
(LIBOR USD 3 Month + 3.25%), 5.15%, 05/01/23		20	20,676
(LIBOR USD 3 Month + 3.33%), 6.12%, 04/30/24		7	7,665
(LIBOR USD 3 Month + 3.33%), 6.10%, 10/01/24		78	85,706
Wells Fargo & Co.(e)(f):
(LIBOR USD 3 Month + 3.11%), 5.90%, 06/15/24		50	53,485
(LIBOR USD 3 Month + 3.99%), 5.88%, 06/15/25		54	59,808

			730,636
Building Products — 0.6%
CPG Merger Sub LLC, 8.00%, 10/01/21(a)		37	38,202
Jeld-Wen, Inc.(a):
4.63%, 12/15/25		10	10,075
4.88%, 12/15/27		2	2,020
Masonite International Corp., 5.63%, 03/15/23(a)		34	35,540
Ply Gem Industries, Inc., 6.50%, 02/01/22		25	25,813
Standard Industries, Inc.(a):
5.38%, 11/15/24		13	13,589
6.00%, 10/15/25		36	38,430
USG Corp., 4.88%, 06/01/27(a)		18	18,658

			182,327
Capital Markets — 0.4%
Eagle Holding Co. II LLC, 7.63% ( 7.63% Cash or 8.38% PIK), 05/15/22(a)(g)		30	30,300
Goldman Sachs Group, Inc. (The), (LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/22(e)(f)		85	83,640
Lehman Brothers Holdings, Inc.(c):
9.00%, 03/01/15		30	1,380
5.75%, 05/17/49		110	5,060

			120,380
Chemicals — 3.1%
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		38	44,840
10.00%, 10/15/25		28	33,600
CF Industries, Inc.:
7.13%, 05/01/20		5	5,451
5.15%, 03/15/34		15	15,300
4.95%, 06/01/43		19	17,955

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Chemicals (continued)
Chemours Co. (The):
6.63%, 05/15/23	USD	23	$24,322
7.00%, 05/15/25		15	16,275
5.38%, 05/15/27		31	32,085
Gates Global LLC, 6.00%, 07/15/22(a)		62	63,395
Hexion, Inc., 10.38%, 02/01/22(a)		26	24,196
Huntsman International LLC:
4.88%, 11/15/20		43	44,720
5.13%, 11/15/22		20	21,325
Koppers, Inc., 6.00%, 02/15/25(a)		27	28,620
Momentive Performance Materials USA, Inc., Escrow, 8.88%, 10/15/20(c)(d)		82	—
Momentive Performance Materials, Inc., 3.88%, 10/24/21		126	131,670
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		31	30,923
Platform Specialty Products Corp.(a):
6.50%, 02/01/22		191	197,446
5.88%, 12/01/25		65	64,513
PQ Corp.(a):
6.75%, 11/15/22		41	43,767
5.75%, 12/15/25		41	41,718
Tronox Finance PLC, 5.75%, 10/01/25(a)		21	21,578
Venator Finance Sarl, 5.75%, 07/15/25(a)		16	16,880
W.R. Grace & Co.-Conn., 5.13%, 10/01/21(a)		54	56,768

			977,347
Commercial Services & Supplies — 2.4%
ACCO Brands Corp., 5.25%, 12/15/24(a)		10	10,275
ADT Corp. (The):
6.25%, 10/15/21		40	43,800
3.50%, 07/15/22		32	31,520
4.13%, 06/15/23		22	22,000
4.88%, 07/15/32(a)		50	47,250
Advanced Disposal Services, Inc., 5.63%, 11/15/24(a)		27	27,607
APX Group, Inc.:
6.38%, 12/01/19		4	4,060
8.75%, 12/01/20		31	31,620
7.88%, 12/01/22		28	29,995
Aramark Services, Inc.:
5.13%, 01/15/24		26	27,287
5.00%, 04/01/25(a)		3	3,169
GW Honos Security Corp., 8.75%, 05/15/25(a)		11	11,825
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)		14	14,538
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		29	29,725
Matthews International Corp., 5.25%, 12/01/25(a)		6	6,060
Mobile Mini, Inc., 5.88%, 07/01/24		77	80,850
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(a)		33	34,238
Prime Security Services Borrower LLC, 9.25%, 05/15/23(a)		211	234,210
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		20	20,650
Tervita Escrow Corp., 7.63%, 12/01/21(a)		45	45,113
Wrangler Buyer Corp., 6.00%, 10/01/25(a)		13	13,390

			769,182
Communications Equipment — 0.5%
CB Escrow Corp., 8.00%, 10/15/25(a)		15	15,225
CommScope Technologies LLC, 5.00%, 03/15/27(a)		38	38,000
CommScope, Inc., 5.50%, 06/15/24(a)		3	3,120
Nokia OYJ:
5.38%, 05/15/19		3	3,098
3.38%, 06/12/22		13	12,919
6.63%, 05/15/39		60	66,300
Riverbed Technology, Inc., 8.88%, 03/01/23(a)		18	16,987

			155,649

Security	Par (000)		Value
Construction & Engineering — 0.5%
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(a)	USD	60	$63,000
Engility Corp., 8.88%, 09/01/24		26	27,787
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(a)		19	20,520
Tutor Perini Corp., 6.88%, 05/01/25(a)		22	23,650
Weekley Homes LLC, 6.63%, 08/15/25(a)		8	7,960

			142,917
Consumer Finance — 1.5%
Ally Financial, Inc.:
5.13%, 09/30/24		40	43,250
8.00%, 11/01/31		129	167,700
General Motors Financial Co., Inc., (LIBOR USD 3 Month + 3.60%), 5.75%, 09/30/27(e)(f)		47	48,402
Navient Corp.:
6.63%, 07/26/21		36	37,980
6.50%, 06/15/22		18	18,891
5.50%, 01/25/23		20	19,950
7.25%, 09/25/23		17	18,105
6.13%, 03/25/24		7	7,088
5.88%, 10/25/24		13	12,902
6.75%, 06/25/25		22	22,605
5.63%, 08/01/33		24	20,940
OneMain Financial Holdings LLC(a):
6.75%, 12/15/19		28	28,929
7.25%, 12/15/21		15	15,588
Springleaf Finance Corp., 5.63%, 03/15/23		24	24,053

			486,383
Containers & Packaging — 2.9%
Ardagh Packaging Finance PLC(a):
6.00%, 06/30/21		200	205,250
4.63%, 05/15/23		200	204,060
Ball Corp.:
5.00%, 03/15/22		21	22,417
4.00%, 11/15/23		6	6,120
BWAY Holding Co., 5.50%, 04/15/24(a)		77	80,080
Crown Americas LLC, 4.25%, 09/30/26		22	21,670
OI European Group BV, 4.00%, 03/15/23(a)		24	24,032
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		41	41,313
6.88%, 02/15/21		65	65,705
(LIBOR USD 3 Month + 3.50%), 4.86%, 07/15/21(a)(f)		8	8,120
5.13%, 07/15/23(a)		24	24,840
7.00%, 07/15/24(a)		205	219,350
Sealed Air Corp., 6.88%, 07/15/33(a)		9	10,463

			933,420
Distributors — 0.1%(a)
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23		4	4,210
American Tire Distributors, Inc., 10.25%, 03/01/22		39	40,170

			44,380
Diversified Consumer Services — 0.3%
Laureate Education, Inc., 8.25%, 05/01/25(a)		29	30,740
Service Corp. International:
4.50%, 11/15/20		20	20,175
4.63%, 12/15/27		3	3,044
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(a)		14	14,175
Sotheby’s, 5.25%, 10/01/22(a)		30	30,795

			98,929

86	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Financial Services — 0.9%(a)
FBM Finance, Inc., 8.25%, 08/15/21	USD	20	$21,250
Infinity Acquisition LLC, 7.25%, 08/01/22		5	5,038
Jefferies Finance LLC, 7.38%, 04/01/20		200	205,750
Tempo Acquisition LLC, 6.75%, 06/01/25		54	54,540

			286,578
Diversified Telecommunication Services — 5.6%
CCO Holdings LLC(a):
4.00%, 03/01/23		22	21,780
5.13%, 05/01/23		22	22,440
5.13%, 05/01/27		252	248,220
5.00%, 02/01/28		36	35,010
CenturyLink, Inc.:
6.45%, 06/15/21		64	64,640
5.80%, 03/15/22		32	31,341
7.60%, 09/15/39		2	1,720
7.65%, 03/15/42		39	34,369
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)		44	43,670
Frontier Communications Corp.:
7.13%, 03/15/19		5	4,800
7.13%, 01/15/23		40	26,600
7.63%, 04/15/24		14	9,275
6.88%, 01/15/25		124	80,290
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		38	35,720
5.50%, 08/01/23		41	33,517
9.75%, 07/15/25(a)		46	44,275
Level 3 Financing, Inc.:
5.38%, 08/15/22		31	31,397
5.63%, 02/01/23		40	40,300
5.13%, 05/01/23		13	13,033
5.38%, 01/15/24		41	40,949
5.38%, 05/01/25		17	16,978
5.25%, 03/15/26		106	104,044
Qwest Corp., 6.75%, 12/01/21		10	10,769
SFR Group SA, 7.38%, 05/01/26(a)		248	254,510
Sprint Capital Corp.:
6.90%, 05/01/19		25	26,156
8.75%, 03/15/32		100	113,500
Telecom Italia Capital SA:
6.38%, 11/15/33		36	41,850
6.00%, 09/30/34		85	95,413
7.20%, 07/18/36		20	24,850
Telesat Canada, 8.88%, 11/15/24(a)		27	30,240
Virgin Media Finance PLC, 5.75%, 01/15/25(a)		200	204,000

			1,785,656
Electric Utilities — 0.1%
DPL, Inc., 7.25%, 10/15/21		3	3,330
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(a)		22	22,385

			25,715
Electrical Equipment — 0.5%
GrafTech International Ltd., 6.38%, 11/15/20		17	16,958
Sensata Technologies BV(a):
5.63%, 11/01/24		7	7,691
5.00%, 10/01/25		50	52,875
Vertiv Group Corp., 9.25%, 10/15/24(a)		67	71,522

			149,046
Electronic Equipment, Instruments & Components — 0.3%
Anixter, Inc., 5.63%, 05/01/19		5	5,156
CDW LLC:
5.00%, 09/01/23		31	32,046
5.50%, 12/01/24		55	59,813

Security	Par (000)		Value
Electronic Equipment, Instruments & Components (continued)
CDW LLC (continued):
5.00%, 09/01/25	USD	13	$13,455

			110,470
Energy Equipment & Services — 1.8%
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		10	10,462
Ensco PLC, 5.20%, 03/15/25		5	4,250
Noble Holding International Ltd.:
4.63%, 03/01/21		2	1,870
7.75%, 01/15/24		18	15,480
7.70%, 04/01/25		8	6,700
Noble Holding US LLC, 7.50%, 03/15/19		15	15,356
Parker Drilling Co., 7.50%, 08/01/20		13	11,830
Pioneer Energy Services Corp., 6.13%, 03/15/22		41	33,608
Precision Drilling Corp.:
6.50%, 12/15/21		4	4,075
7.75%, 12/15/23		15	15,750
5.25%, 11/15/24		13	12,253
7.13%, 01/15/26(a)		13	13,260
Rowan Cos., Inc.:
4.88%, 06/01/22		10	9,425
4.75%, 01/15/24		19	16,720
7.38%, 06/15/25		74	75,295
SESI LLC:
7.13%, 12/15/21		10	10,250
7.75%, 09/15/24(a)		24	25,500
Transocean, Inc.:
5.80%, 10/15/22		15	14,775
9.00%, 07/15/23(a)		90	97,312
7.50%, 01/15/26(a)		30	30,722
6.80%, 03/15/38		12	9,630
Trinidad Drilling Ltd., 6.63%, 02/15/25(a)		35	33,250
Weatherford International LLC, 6.80%, 06/15/37		12	9,960
Weatherford International Ltd.:
7.75%, 06/15/21		31	31,601
8.25%, 06/15/23		5	5,050
9.88%, 02/15/24		5	5,312
6.50%, 08/01/36		26	21,385
7.00%, 03/15/38		31	26,040
5.95%, 04/15/42		18	14,040

			581,161
Equity Real Estate Investment Trusts (REITs) — 2.2%
CoreCivic, Inc., 4.75%, 10/15/27		14	13,825
CyrusOne LP:
5.00%, 03/15/24		54	56,025
5.38%, 03/15/27(a)		6	6,300
Equinix, Inc., 5.88%, 01/15/26		50	53,687
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		11	11,110
GEO Group, Inc. (The):
5.13%, 04/01/23		17	17,000
5.88%, 10/15/24		50	51,375
6.00%, 04/15/26		2	2,055
iStar, Inc.:
4.63%, 09/15/20		13	13,195
6.00%, 04/01/22		11	11,385
5.25%, 09/15/22		14	14,088
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		180	191,700
4.50%, 09/01/26		82	81,590
4.50%, 01/15/28(a)		36	35,280
SBA Communications Corp.:
4.00%, 10/01/22(a)		44	44,055
4.88%, 09/01/24		23	23,633
Uniti Group LP, 8.25%, 10/15/23		35	33,644

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Equity Real Estate Investment Trusts (REITs) (continued)
VICI Properties 1 LLC, 8.00%, 10/15/23	USD	32	$35,808

			695,755
Food & Staples Retailing — 0.2%
Albertsons Cos. LLC, 5.75%, 03/15/25		28	25,256
Rite Aid Corp., 6.13%, 04/01/23(a)		29	26,172

			51,428
Food Products — 0.9%
B&G Foods, Inc., 5.25%, 04/01/25		15	15,257
Chobani LLC, 7.50%, 04/15/25(a)		36	38,160
JBS USA LUX SA(a):
5.88%, 07/15/24		16	15,460
5.75%, 06/15/25		65	62,563
Lamb Weston Holdings, Inc., 4.63%, 11/01/24(a)		2	2,060
Pilgrim’s Pride Corp.(a):
5.75%, 03/15/25		17	17,574
5.88%, 09/30/27		17	17,510
Post Holdings, Inc.(a):
5.50%, 03/01/25		28	28,980
5.00%, 08/15/26		32	31,480
5.75%, 03/01/27		42	42,735
5.63%, 01/15/28		18	18,095
TreeHouse Foods, Inc., 6.00%, 02/15/24(a)		8	8,320

			298,194
Health Care Equipment & Supplies — 1.6%
Avantor, Inc.(a):
6.00%, 10/01/24		171	170,359
9.00%, 10/01/25		43	42,355
DJO Finco, Inc., 8.13%, 06/15/21(a)		86	80,410
Mallinckrodt International Finance SA(a):
4.88%, 04/15/20		9	8,640
5.75%, 08/01/22		7	6,352
5.63%, 10/15/23		8	6,800
5.50%, 04/15/25		61	49,715
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(a)		121	121,605
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(a)		12	12,510
Teleflex, Inc., 4.88%, 06/01/26		12	12,390

			511,136
Health Care Providers & Services — 4.6%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		9	9,022
5.63%, 02/15/23		11	11,165
6.50%, 03/01/24		26	27,040
Centene Corp.:
5.63%, 02/15/21		45	46,237
4.75%, 05/15/22		37	38,387
6.13%, 02/15/24		5	5,288
4.75%, 01/15/25		36	36,630
Community Health Systems, Inc.:
8.00%, 11/15/19		31	26,195
6.25%, 03/31/23		25	22,500
DaVita, Inc., 5.00%, 05/01/25		28	27,992
Envision Healthcare Corp.:
5.13%, 07/01/22(a)		23	22,310
5.63%, 07/15/22		83	83,830
6.25%, 12/01/24(a)		7	7,210
HCA, Inc.:
5.88%, 03/15/22		23	24,610
4.75%, 05/01/23		8	8,240
5.88%, 05/01/23		17	18,148
5.00%, 03/15/24		70	72,800
5.38%, 02/01/25		69	71,415

Security	Par (000)		Value
Health Care Providers & Services (continued)
HCA, Inc. (continued):
5.25%, 04/15/25	USD	57	$60,277
5.88%, 02/15/26		53	56,047
5.25%, 06/15/26		104	110,240
4.50%, 02/15/27		11	11,055
5.50%, 06/15/47		107	106,733
HealthSouth Corp., 5.75%, 11/01/24		3	3,071
MEDNAX, Inc., 5.25%, 12/01/23(a)		12	12,210
Molina Healthcare, Inc., 4.88%, 06/15/25(a)		12	11,970
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		53	56,445
Polaris Intermediate Corp., 8.50% ( 8.50% Cash or 9.25% PIK), 12/01/22(a)(g)		64	66,400
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		15	15,825
Surgery Center Holdings, Inc.(a):
8.88%, 04/15/21		14	14,490
6.75%, 07/01/25		35	33,075
Team Health Holdings, Inc., 6.38%, 02/01/25(a)		31	27,668
Tenet Healthcare Corp.:
6.00%, 10/01/20		40	42,292
7.50%, 01/01/22(a)		16	16,800
8.13%, 04/01/22		78	79,365
6.75%, 06/15/23		86	83,420
4.63%, 07/15/24(a)		30	29,250
5.13%, 05/01/25(a)		18	17,550
7.00%, 08/01/25(a)		39	36,660
Vizient, Inc., 10.38%, 03/01/24(a)		22	24,695
WellCare Health Plans, Inc., 5.25%, 04/01/25		11	11,605

			1,486,162
Hotels, Restaurants & Leisure — 3.5%
1011778 BC ULC(a):
4.25%, 05/15/24		29	28,928
5.00%, 10/15/25		164	165,230
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		93	95,092
CRC Escrow Issuer LLC, 5.25%, 10/15/25(a)		67	67,502
Eldorado Resorts, Inc., 6.00%, 04/01/25		10	10,450
GLP Capital LP:
5.38%, 11/01/23		6	6,405
5.38%, 04/15/26		9	9,652
Golden Nugget, Inc., 6.75%, 10/15/24(a)		5	5,087
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		17	17,170
Jacobs Entertainment, Inc., 7.88%, 02/01/24(a)		6	6,420
KFC Holding Co.(a):
5.00%, 06/01/24		10	10,312
5.25%, 06/01/26		28	29,470
MGM Resorts International:
5.25%, 03/31/20		22	22,770
6.75%, 10/01/20		47	50,760
6.63%, 12/15/21		99	108,623
7.75%, 03/15/22		18	20,520
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		11	11,330
5.25%, 11/15/23		16	16,365
Scientific Games International, Inc.:
7.00%, 01/01/22(a)		119	125,396
10.00%, 12/01/22		111	121,823
5.00%, 10/15/25(a)		22	22,055
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)		98	99,470
Station Casinos LLC, 5.00%, 10/01/25(a)		27	27,135
Viking Cruises Ltd.(a):
6.25%, 05/15/25		13	13,390
5.88%, 09/15/27		25	25,438
Wyndham Worldwide Corp., 4.15%, 04/01/24		12	12,056

88	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Yum Brands, Inc., 3.88%, 11/01/23	USD	2	$2,013

			1,130,862
Household Durables — 1.3%
CalAtlantic Group, Inc.:
6.63%, 05/01/20		6	6,451
8.38%, 01/15/21		44	50,710
5.38%, 10/01/22		2	2,145
5.25%, 06/01/26		14	14,805
K. Hovnanian Enterprises, Inc.(a):
10.00%, 07/15/22		7	7,700
10.50%, 07/15/24		13	14,917
Lennar Corp.:
2.95%, 11/29/20(a)		7	6,947
4.75%, 04/01/21		4	4,160
4.13%, 01/15/22		28	28,560
4.75%, 11/15/22		28	29,400
4.75%, 11/29/27(a)		40	41,192
Mattamy Group Corp.(a):
6.88%, 12/15/23		18	19,035
6.50%, 10/01/25		4	4,230
MDC Holdings, Inc., 6.00%, 01/15/43		24	23,400
Meritage Homes Corp., 5.13%, 06/06/27		12	12,210
PulteGroup, Inc.:
5.50%, 03/01/26		24	26,100
6.38%, 05/15/33		22	24,640
6.00%, 02/15/35		6	6,450
Springs Industries, Inc., 6.25%, 06/01/21		4	4,080
Tempur Sealy International, Inc., 5.50%, 06/15/26		18	18,454
TRI Pointe Group, Inc.:
4.38%, 06/15/19		10	10,200
4.88%, 07/01/21		15	15,562
5.88%, 06/15/24		15	16,013
5.25%, 06/01/27		8	8,206
William Lyon Homes, Inc., 5.88%, 01/31/25		10	10,213
Williams Scotsman International, Inc., 7.88%, 12/15/22(a)		13	13,390

			419,170
Household Products — 0.2%
HRG Group, Inc., 7.88%, 07/15/19		26	26,052
Spectrum Brands, Inc.:
6.63%, 11/15/22		15	15,525
5.75%, 07/15/25		11	11,578

			53,155
Independent Power and Renewable Electricity Producers — 1.5%
AES Corp.:
4.88%, 05/15/23		4	4,075
5.50%, 03/15/24		28	29,120
5.50%, 04/15/25		6	6,300
6.00%, 05/15/26		13	14,040
5.13%, 09/01/27		14	14,700
Calpine Corp.:
5.88%, 01/15/24(a)		40	40,700
5.50%, 02/01/24		6	5,715
5.25%, 06/01/26(a)		72	70,561
Dynegy, Inc.:
7.38%, 11/01/22		35	36,925
8.00%, 01/15/25(a)		25	27,062
8.13%, 01/30/26(a)		19	20,758
NRG Energy, Inc.:
6.25%, 05/01/24		10	10,475
6.63%, 01/15/27		74	78,255
5.75%, 01/15/28(a)		51	51,510
NRG Yield Operating LLC, 5.38%, 08/15/24		25	25,875

Security	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)	USD	16	$16,800
Talen Energy Supply LLC, 6.50%, 06/01/25		19	15,342

			468,213
Insurance — 0.8%(a)
Acrisure LLC, 7.00%, 11/15/25		23	22,166
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23		100	105,000
AssuredPartners, Inc., 7.00%, 08/15/25		6	5,970
HUB International Ltd., 7.88%, 10/01/21		107	111,414
NFP Corp., 6.88%, 07/15/25		10	10,075
USIS Merger Sub, Inc., 6.88%, 05/01/25		6	6,060

			260,685
Internet & Direct Marketing Retail — 0.4%
Netflix, Inc.:
5.50%, 02/15/22		42	44,153
4.38%, 11/15/26		42	41,055
4.88%, 04/15/28(a)		48	47,040

			132,248
Internet Software & Services — 0.8%
GTT Communications, Inc., 7.88%, 12/31/24(a)		26	27,430
Match Group, Inc., 5.00%, 12/15/27(a)		11	11,165
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		23	24,552
Zayo Group LLC:
6.00%, 04/01/23		68	70,825
6.38%, 05/15/25		35	37,013
5.75%, 01/15/27(a)		77	78,540

			249,525
IT Services — 1.8%(a)
Alliance Data Systems Corp.:
5.88%, 11/01/21		49	50,225
5.38%, 08/01/22		65	65,487
First Data Corp.:
7.00%, 12/01/23		123	130,073
5.75%, 01/15/24		231	239,085
Gartner, Inc., 5.13%, 04/01/25		36	37,620
WEX, Inc., 4.75%, 02/01/23		60	61,275

			583,765
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(a)		31	31,417
6.20%, 10/01/40		7	6,291
5.45%, 11/01/41		4	3,310

			41,018
Machinery — 1.8%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(a)		124	132,370
Cleaver-Brooks, Inc., 7.88%, 03/01/23(a)		10	10,250
EnPro Industries, Inc., 5.88%, 09/15/22		13	13,536
Grinding Media, Inc., 7.38%, 12/15/23(a)		26	27,916
Navistar International Corp., 6.63%, 11/01/25(a)		29	30,258
Novelis Corp.(a):
6.25%, 08/15/24		182	190,645
5.88%, 09/30/26		79	80,580
RBS Global, Inc., 4.88%, 12/15/25(a)		23	23,230
SPX FLOW, Inc., 5.63%, 08/15/24(a)		16	16,840
Terex Corp., 5.63%, 02/01/25(a)		35	36,575
Wabash National Corp., 5.50%, 10/01/25(a)		23	23,173

			585,373
Media — 9.1%
Acosta, Inc., 7.75%, 10/01/22(a)		23	16,790
Altice Financing SA, 7.50%, 05/15/26(a)		200	213,000
Altice US Finance I Corp., 5.38%, 07/15/23(a)		200	204,500

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
AMC Networks, Inc.:
5.00%, 04/01/24	USD	12	$12,150
4.75%, 08/01/25		34	33,702
Cablevision Systems Corp.:
7.75%, 04/15/18		45	45,562
8.00%, 04/15/20		15	16,013
CBS Radio, Inc., 7.25%, 11/01/24(a)		7	7,381
Cequel Communications Holdings I LLC:
6.38%, 09/15/20(a)		45	45,675
5.13%, 12/15/21		178	178,445
Clear Channel International BV, 8.75%, 12/15/20(a)		96	99,120
Clear Channel Worldwide Holdings, Inc.:
7.63%, 03/15/20		75	73,500
6.50%, 11/15/22		328	332,793
CSC Holdings LLC:
10.13%, 01/15/23(a)		400	450,500
5.25%, 06/01/24		35	34,475
DISH DBS Corp.:
5.88%, 07/15/22		82	82,410
5.00%, 03/15/23		23	21,735
5.88%, 11/15/24		17	16,554
7.75%, 07/01/26		129	135,611
DISH Network Corp., 3.38%, 08/15/26(h)		43	46,789
iHeartCommunications, Inc.:
9.00%, 12/15/19		19	14,107
9.00%, 03/01/21		31	22,165
9.00%, 09/15/22		24	17,220
Lions Gate Entertainment Corp., 5.88%, 11/01/24(a)		10	10,563
Live Nation Entertainment, Inc., 4.88%, 11/01/24(a)		3	3,075
McGraw-Hill Global Education Holdings LLC, 7.88%, 05/15/24(a)		12	11,850
MDC Partners, Inc., 6.50%, 05/01/24(a)		38	38,190
Midcontinent Communications, 6.88%, 08/15/23(a)		28	29,715
Outfront Media Capital LLC:
5.25%, 02/15/22		10	10,250
5.63%, 02/15/24		4	4,230
5.88%, 03/15/25		5	5,287
Radiate Holdco LLC, 6.63%, 02/15/25(a)		24	22,680
Sirius XM Radio, Inc.(a):
5.38%, 04/15/25		15	15,619
5.00%, 08/01/27		18	18,045
Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19(a)(d)		150	148,500
TEGNA, Inc., 5.50%, 09/15/24(a)		8	8,390
Townsquare Media, Inc., 6.50%, 04/01/23(a)		24	23,460
Tribune Media Co., 5.88%, 07/15/22		17	17,468
Unitymedia GmbH, 6.13%, 01/15/25(a)		200	211,000
Univision Communications, Inc.(a):
6.75%, 09/15/22		1	1,039
5.13%, 05/15/23		40	39,900
5.13%, 02/15/25		19	18,501
Urban One, Inc., 7.38%, 04/15/22(a)		10	9,975
Videotron Ltd., 5.13%, 04/15/27(a)		46	48,070
WaveDivision Escrow LLC, 8.13%, 09/01/20(a)		97	98,940

			2,914,944
Metals & Mining — 4.8%
Big River Steel LLC, 7.25%, 09/01/25(a)		21	22,207
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(a)		20	19,950
Constellium NV, 5.88%, 02/15/26(a)		250	254,687
First Quantum Minerals Ltd., 7.00%, 02/15/21(a)		112	116,200
FMG Resources August 2006 Pty. Ltd., 9.75%, 03/01/22(a)		15	16,597

Security	Par (000)		Value
Metals & Mining (continued)
Freeport-McMoRan, Inc.:
3.10%, 03/15/20	USD	53	$52,669
4.00%, 11/14/21		22	22,000
3.55%, 03/01/22		78	77,122
3.88%, 03/15/23		123	122,385
5.40%, 11/14/34		17	17,298
5.45%, 03/15/43		129	128,839
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)		22	24,613
Kaiser Aluminum Corp., 5.88%, 05/15/24		14	14,875
Kinross Gold Corp.:
4.50%, 07/15/27(a)		13	13,081
6.88%, 09/01/41		12	13,575
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(a)		10	9,888
Signode Industrial Group Lux SA, 6.38%, 05/01/22(a)		47	49,115
Steel Dynamics, Inc.:
5.13%, 10/01/21		35	35,875
5.25%, 04/15/23		52	53,560
5.50%, 10/01/24		38	40,375
4.13%, 09/15/25(a)		22	22,165
SunCoke Energy Partners LP, 7.50%, 06/15/25(a)		31	32,395
Teck Resources Ltd.:
4.50%, 01/15/21		8	8,250
3.75%, 02/01/23		81	81,203
8.50%, 06/01/24(a)		93	105,090
6.00%, 08/15/40		17	18,912
5.20%, 03/01/42		73	72,270
5.40%, 02/01/43		22	22,110
United States Steel Corp.:
8.38%, 07/01/21(a)		32	34,736
6.88%, 08/15/25		19	19,832

			1,521,874
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc.:
5.00%, 12/15/21		27	28,013
4.75%, 03/15/25(a)		10	9,925

			37,938
Multiline Retail — 0.2%
Dollar Tree, Inc., 5.75%, 03/01/23		34	35,615
JC Penney Corp., Inc.:
8.13%, 10/01/19		5	5,100
6.38%, 10/15/36		8	4,760
7.40%, 04/01/37		2	1,290
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(a)		29	16,681

			63,446
Oil, Gas & Consumable Fuels — 11.3%
Alta Mesa Holdings LP, 7.88%, 12/15/24		14	15,347
Andeavor Logistics LP, (LIBOR USD 3 Month + 4.65%), 6.87%, 02/15/23(e)(f)		34	34,517
Antero Midstream Partners LP, 5.38%, 09/15/24		5	5,150
Antero Resources Corp.:
5.13%, 12/01/22		12	12,240
5.63%, 06/01/23		5	5,200
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(a)		25	26,812
California Resources Corp., 8.00%, 12/15/22(a)		29	23,925
Callon Petroleum Co., 6.13%, 10/01/24		44	45,320
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		16	16,600
8.25%, 07/15/25		14	15,382
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		100	113,813
5.88%, 03/31/25		35	37,931
5.13%, 06/30/27		61	63,098

90	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Partners LP, 5.25%, 10/01/25(a)	USD	43	$43,752
Chesapeake Energy Corp., 8.00%, 06/15/27(a)		86	82,560
CNX Resources Corp., 5.88%, 04/15/22		324	330,885
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		36	37,800
Continental Resources, Inc.:
3.80%, 06/01/24		19	18,786
4.38%, 01/15/28(a)		10	9,872
4.90%, 06/01/44		26	24,830
Covey Park Energy LLC, 7.50%, 05/15/25(a)		45	46,899
Crestwood Midstream Partners LP, 6.25%, 04/01/23		5	5,196
CrownRock LP, 5.63%, 10/15/25(a)		72	72,360
DCP Midstream Operating LP(a):
4.75%, 09/30/21		35	36,137
6.45%, 11/03/36		17	18,233
6.75%, 09/15/37		29	31,610
Denbury Resources, Inc., 9.25%, 03/31/22(a)		50	50,625
Diamondback Energy, Inc., 5.38%, 05/31/25		25	25,719
Eclipse Resources Corp., 8.88%, 07/15/23		5	5,131
Endeavor Energy Resources LP(a):
5.50%, 01/30/26		14	14,245
5.75%, 01/30/28		24	24,648
Energy Transfer Equity LP:
7.50%, 10/15/20		23	25,300
4.25%, 03/15/23		20	19,850
5.88%, 01/15/24		24	25,260
5.50%, 06/01/27		67	68,340
EP Energy LLC:
9.38%, 05/01/20		48	40,560
8.00%, 11/29/24(a)		42	43,365
Extraction Oil & Gas, Inc.(a):
7.88%, 07/15/21		60	63,450
7.38%, 05/15/24		21	22,418
Genesis Energy LP:
6.50%, 10/01/25		17	17,255
6.25%, 05/15/26		16	15,940
Great Western Petroleum LLC, 9.00%, 09/30/21(a)		56	58,240
Gulfport Energy Corp.:
6.63%, 05/01/23		22	22,440
6.00%, 10/15/24		16	16,000
6.38%, 05/15/25		2	2,010
6.38%, 01/15/26(a)		26	26,065
Halcon Resources Corp., 6.75%, 02/15/25(a)		42	43,680
Hess Infrastructure Partners LP, 5.63%, 02/15/26(a)		45	46,463
Matador Resources Co., 6.88%, 04/15/23		81	85,253
MEG Energy Corp.(a):
6.38%, 01/30/23		53	45,050
7.00%, 03/31/24		32	27,000
6.50%, 01/15/25		87	85,913
Murphy Oil Corp.:
4.45%, 12/01/22		11	11,041
5.88%, 12/01/42		8	7,815
Newfield Exploration Co., 5.63%, 07/01/24		14	15,050
NGL Energy Partners LP:
5.13%, 07/15/19		12	12,210
6.88%, 10/15/21		60	61,200
NGPL PipeCo LLC(a):
4.38%, 08/15/22		21	21,354
7.77%, 12/15/37		52	64,090
Oasis Petroleum, Inc.:
6.50%, 11/01/21		16	16,340
6.88%, 03/15/22		12	12,315
6.88%, 01/15/23		6	6,135

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Parsley Energy LLC(a):
6.25%, 06/01/24	USD	9	$9,472
5.38%, 01/15/25		42	42,420
5.25%, 08/15/25		9	9,023
5.63%, 10/15/27		28	28,630
PBF Holding Co. LLC, 7.25%, 06/15/25		24	25,200
PDC Energy, Inc., 5.75%, 05/15/26(a)		20	20,500
QEP Resources, Inc.:
5.38%, 10/01/22		8	8,180
5.25%, 05/01/23		4	4,047
Range Resources Corp.:
5.88%, 07/01/22		17	17,340
5.00%, 03/15/23		49	48,755
4.88%, 05/15/25		6	5,790
Resolute Energy Corp., 8.50%, 05/01/20		44	44,770
Rockies Express Pipeline LLC(a):
6.85%, 07/15/18		5	5,087
6.00%, 01/15/19		17	17,468
5.63%, 04/15/20		15	15,713
6.88%, 04/15/40		72	81,000
RSP Permian, Inc.:
6.63%, 10/01/22		40	41,950
5.25%, 01/15/25		18	18,450
Sanchez Energy Corp.:
7.75%, 06/15/21		53	49,820
6.13%, 01/15/23		106	89,570
Seven Generations Energy Ltd.(a):
6.88%, 06/30/23		14	14,875
5.38%, 09/30/25		38	38,380
SM Energy Co.:
6.50%, 11/15/21		20	20,250
6.13%, 11/15/22		9	9,169
6.50%, 01/01/23		10	10,200
5.63%, 06/01/25		2	1,940
6.75%, 09/15/26		12	12,360
Southern Star Central Corp., 5.13%, 07/15/22(a)		3	3,113
Southwestern Energy Co.:
6.70%, 01/23/25		15	15,581
7.50%, 04/01/26		37	39,312
7.75%, 10/01/27		13	13,878
Tallgrass Energy Partners LP(a):
5.50%, 09/15/24		34	34,893
5.50%, 01/15/28		41	41,500
Targa Resources Partners LP:
5.25%, 05/01/23		2	2,045
5.13%, 02/01/25		24	24,570
5.38%, 02/01/27		9	9,236
5.00%, 01/15/28(a)		38	37,905
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		19	18,858
5.00%, 01/31/28		20	19,800
Whiting Petroleum Corp.:
5.00%, 03/15/19		85	87,168
6.63%, 01/15/26(a)		58	59,160
WildHorse Resource Development Corp., 6.88%, 02/01/25		16	16,360
Williams Cos., Inc. (The):
4.55%, 06/24/24		4	4,150
5.75%, 06/24/44		108	115,290
WPX Energy, Inc.:
7.50%, 08/01/20		7	7,577
6.00%, 01/15/22		27	28,215
5.25%, 09/15/24		14	13,952

			3,604,947

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Paper & Forest Products — 0.2%
Mercer International, Inc.:
6.50%, 02/01/24	USD	15	$15,938
5.50%, 01/15/26(a)		13	13,195
Norbord, Inc., 6.25%, 04/15/23(a)		24	26,190
PH Glatfelter Co., 5.38%, 10/15/20		8	8,100

			63,423
Personal Products — 0.1%
Prestige Brands, Inc., 6.38%, 03/01/24(a)		27	27,979

Pharmaceuticals — 1.9%(a)
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26		35	35,131
Endo Finance LLC:
7.25%, 01/15/22		5	4,325
5.38%, 01/15/23		60	46,800
inVentiv Group Holdings, Inc., 7.50%, 10/01/24		25	27,000
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21		71	72,243
6.75%, 08/15/21		46	46,345
5.63%, 12/01/21		18	17,595
6.50%, 03/15/22		36	37,800
7.25%, 07/15/22		3	3,034
5.50%, 03/01/23		12	10,980
5.88%, 05/15/23		91	84,402
7.00%, 03/15/24		56	59,920
6.13%, 04/15/25		72	65,880
5.50%, 11/01/25		64	65,120
9.00%, 12/15/25		31	32,308

			608,883
Professional Services — 0.8%(a)
Booz Allen Hamilton, Inc., 5.13%, 05/01/25		79	79,197
Ceridian HCM Holding, Inc., 11.00%, 03/15/21		39	40,755
IHS Markit Ltd.:
4.75%, 02/15/25		25	26,375
4.00%, 03/01/26		13	12,984
Jaguar Holding Co. II, 6.38%, 08/01/23		98	98,980
Michael Baker International LLC, 8.75%, 03/01/23		5	4,838

			263,129
Real Estate Management & Development — 0.5%(a)
Five Point Operating Co. LP, 7.88%, 11/15/25		16	16,280
Greystar Real Estate Partners LLC, 5.75%, 12/01/25		18	18,540
Howard Hughes Corp. (The), 5.38%, 03/15/25		37	37,925
Realogy Group LLC:
4.50%, 04/15/19		5	5,069
5.25%, 12/01/21		27	28,012
4.88%, 06/01/23		33	32,588
Rialto Holdings LLC, 7.00%, 12/01/18		30	30,075

			168,489
Road & Rail — 0.7%(a)
Avis Budget Car Rental LLC, 5.13%, 06/01/22		64	64,800
Herc Rentals, Inc.:
7.50%, 06/01/22		7	7,543
7.75%, 06/01/24		20	21,950
Hertz Corp. (The), 7.63%, 06/01/22		40	41,900
Park Aerospace Holdings Ltd.:
3.63%, 03/15/21		26	24,895
5.25%, 08/15/22		27	26,831
Watco Cos. LLC, 6.38%, 04/01/23		34	35,190

			223,109
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		10	10,975
Entegris, Inc., 4.63%, 02/10/26(a)		20	20,300

Security	Par (000)		Value
Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc.:
5.25%, 01/15/24(a)	USD	4	$4,155
5.50%, 02/01/25		2	2,093
3.00%, 11/15/43(h)		20	28,837
Microsemi Corp., 9.13%, 04/15/23(a)		3	3,375
NXP BV, 4.13%, 06/01/21(a)		200	204,000
Versum Materials, Inc., 5.50%, 09/30/24(a)		13	13,910

			287,645
Software — 4.0%
Ascend Learning LLC, 6.88%, 08/01/25(a)		32	33,040
BMC Software Finance, Inc., 8.13%, 07/15/21(a)		47	47,294
CDK Global, Inc., 4.88%, 06/01/27(a)		33	33,412
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(a)		43	46,977
Infor Software Parent LLC, 7.13% ( 7.13% Cash or 7.88% PIK), 05/01/21(a)(g)		42	42,945
Infor US, Inc., 6.50%, 05/15/22		260	269,100
Informatica LLC, 7.13%, 07/15/23(a)		74	75,665
Nuance Communications, Inc.:
5.38%, 08/15/20(a)		1	1,014
6.00%, 07/01/24		27	28,958
5.63%, 12/15/26		25	26,031
PTC, Inc., 6.00%, 05/15/24		22	23,320
RP Crown Parent LLC, 7.38%, 10/15/24(a)		35	36,663
Solera LLC, 10.50%, 03/01/24(a)		163	183,372
Sophia LP, 9.00%, 09/30/23(a)		31	32,782
SS&C Technologies Holdings, Inc., 5.88%, 07/15/23		82	86,510
Symantec Corp., 5.00%, 04/15/25(a)		22	22,880
TIBCO Software, Inc., 11.38%, 12/01/21(a)		84	91,508
Veritas US, Inc., 7.50%, 02/01/23(a)		200	209,500

			1,290,971
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		36	37,483
Beacon Escrow Corp., 4.88%, 11/01/25(a)		57	57,214
Group 1 Automotive, Inc.:
5.00%, 06/01/22		10	10,300
5.25%, 12/15/23(a)		4	4,130
L Brands, Inc., 6.88%, 11/01/35		40	40,400
Penske Automotive Group, Inc.:
5.75%, 10/01/22		21	21,656
5.50%, 05/15/26		8	8,118
PetSmart, Inc., 5.88%, 06/01/25(a)		11	8,442
Staples, Inc., 8.50%, 09/15/25(a)		18	16,650

			204,393
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC, 7.13%, 06/15/24(a)		78	85,399
Western Digital Corp.:
7.38%, 04/01/23(a)		56	60,410
10.50%, 04/01/24		25	28,969

			174,778
Thrifts & Mortgage Finance — 0.3%
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25(a)		18	17,910
MGIC Investment Corp., 5.75%, 08/15/23		19	20,781
Radian Group, Inc.:
5.25%, 06/15/20		5	5,269
4.50%, 10/01/24		34	34,833

			78,793
Trading Companies & Distributors — 1.0%
Aircastle Ltd.:
6.25%, 12/01/19		5	5,275
7.63%, 04/15/20		4	4,370

92	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Trading Companies & Distributors (continued)
Aircastle Ltd. (continued):
5.13%, 03/15/21	USD	11	$11,564
5.50%, 02/15/22		34	36,422
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(a)		5	5,175
HD Supply, Inc., 5.75%, 04/15/24(a)		154	163,625
United Rentals North America, Inc.:
5.75%, 11/15/24		10	10,525
4.63%, 10/15/25		42	42,315
5.88%, 09/15/26		23	24,610
4.88%, 01/15/28		21	21,105

			324,986
Water Utilities — 0.1%
Core & Main LP, 6.13%, 08/15/25(a)		19	19,285

Wireless Telecommunication Services — 2.5%
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		10	11,050
5.25%, 08/01/26		65	66,300
6.63%, 08/01/26		3	3,142
Sprint Communications, Inc.:
9.00%, 11/15/18(a)		47	49,472
7.00%, 03/01/20(a)		71	75,970
6.00%, 11/15/22		18	18,000
Sprint Corp.:
7.88%, 09/15/23		59	62,835
7.13%, 06/15/24		250	254,375
7.63%, 02/15/25		59	61,803
T-Mobile USA, Inc.:
4.00%, 04/15/22		24	24,615
6.00%, 03/01/23		33	34,551
6.63%, 04/01/23		24	25,020
6.84%, 04/28/23		10	10,475
6.50%, 01/15/24		55	58,300
5.13%, 04/15/25		24	24,930
5.38%, 04/15/27		14	14,928
Xplornet Communications, Inc., 9.63% ( 9.63% Cash or 10.63% PIK), 06/01/22(a)(g)		12	12,031

			807,797

Total Corporate Bonds — 88.2% (Cost: $27,794,441)			28,223,131

Floating Rate Loan Interests — 8.7%(i)

Aerospace & Defense — 0.3%
Accudyne Industries LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 5.32%, 08/18/24		56	56,218
Sequa Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.55%, 11/28/21		20	20,012
Sequa Mezzanine Holdings LLC, Term Loan, (LIBOR USD 3 Month + 9.00%), 10.37%, 04/28/22		8	8,070

			84,300
Air Freight & Logistics — 0.1%
Ceva Group PLC, Term Loan, (LIBOR USD 3 Month + 1.23%), 1.23%, 03/19/21(d)		16	14,747
Ceva Logistics Canada ULC, Canadian Term Loan, (LIBOR USD 3 Month + 5.50%), 6.88%, 03/19/21		3	2,433
Ceva Logistics US Holdings, Inc., US Term Loan, (LIBOR USD 3 Month + 5.50%), 6.88%, 03/19/21		23	22,003

			39,183
Airlines — 0.0%(d)
Northwest Airlines, Inc., Term Loan, (LIBOR USD 6 Month + 1.23%), 2.68%, 09/10/18		3	3,140

Security	Par (000)		Value
Airlines (continued)
Northwest Airlines, Inc., Term Loan 2, (LIBOR USD 6 Month + 1.23%), 2.68%, 09/10/18	USD	3	$2,974
Northwest Airlines, Inc., Term Loan 5, (LIBOR USD 6 Month + 1.23%), 2.68%, 09/10/18		3	2,960

			9,074
Chemicals — 0.8%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 01/31/24		15	15,006
Ascend Performance Materials Operations LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.94%, 08/23/22(d)		164	164,525
Gates Global LLC, Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.69%, 04/01/24		23	23,501
HB Fuller Co., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.25%), 3.75%, 10/20/24		30	30,004
Tronox Blocked Borrower LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 09/23/24		4	3,649
Tronox Finance LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 09/23/24		8	8,420

			245,105
Commercial Services & Supplies — 0.4%
Sedgwick Claims Management Services, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.32%, 03/01/21(j)		50	49,824
Sedgwick Claims Management Services, 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.32%, 02/28/22		15	15,056
West Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.35%, 10/03/24		54	54,285

			119,165
Construction & Engineering — 0.5%
Brand Industrial Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.61% - 5.63%, 06/21/24		172	172,782

Diversified Consumer Services — 0.1%
Belron Finance Ltd., Term Loan B, (LIBOR USD 3 Month + 2.50%), 3.89%, 10/25/24		13	13,122
Laureate Education, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 6.07%, 04/26/24		15	14,999

			28,121
Diversified Financial Services — 0.0%
TCW Group, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 3.50%, 12/13/24(j)		9	9,008

Diversified Telecommunication Services — 1.1%
Centurylink, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.32%, 01/31/25		85	81,892
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.31%, 05/27/24		49	49,061
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 3 Month + 3.25%), 3.25%, 01/15/24(j)		25	25,276
Intelsat Jackson Holdings SA, Term Loan B5, (LIBOR 6M + 6.63%), 6.63%, 01/14/24(j)		157	158,439
Ligado Networks LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 12.50%), 14.02%, 12/07/20		64	38,906
Lumos Networks Operators, Term Loan, (LIBOR USD 3 Month + 3.25%), 4.82%, 11/15/24		7	7,207
Sprint Communication, Term Loan, (LIBOR USD 3 Month + 3.25), 4.94%, 10/27/24(j)		7	7,022

			367,803
Electrical Equipment — 0.3%
Generac Power Systems, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.41%, 05/31/23(j)		35	35,061

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Electrical Equipment (continued)
Vertiv Group Corp., Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.35%, 11/30/23	USD	50	$50,139

			85,200
Energy Equipment & Services — 0.4%
ExGen Renewables I LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.47%, 11/28/24(d)		9	9,090
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 3 Month + 1.41%), 9.16%, 11/17/22(d)		65	66,138
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 2.30%), 3.87%, 07/13/20		44	42,910

			118,138
Food Products — 0.0%
Chobani LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.07%, 10/07/23		8	7,996

Health Care Equipment & Supplies — 0.4%
DJO Finance LLC, Term Loan, (LIBOR USD 3 Month + 3.25%), 4.59% - 4.82%, 06/08/20		57	56,155
Immucor, Inc., Term Loan, (LIBOR USD 3 Month + 5.00%), 6.57%, 06/15/21		78	79,221

			135,376
Health Care Providers & Services — 0.0%
Superior Vision, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.49%, 12/02/24(j)		10	10,044
Team Health Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.32%, 02/06/24		5	4,829

			14,873
Hotels, Restaurants & Leisure — 0.3%
Aristocrat International, Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.36%, 10/19/24(j)		33	33,041
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.34%, 09/30/24		58	58,228
Four Seaons Holding, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.07%, 11/30/23		5	4,976

			96,245
Household Products — 0.0%
Diamond BC BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.42%, 09/06/24		13	13,008

Insurance — 0.1%
Alliant Holdings Intermediate LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.80%, 08/12/22		17	16,770
Asurion LLC, 2nd Lien Term Loan B-2, (LIBOR USD 3 Month + 6.00%), 7.57%, 08/04/25		15	15,399
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.69%, 05/16/24		10	9,954

			42,123
IT Services — 0.3%
CCC Information Services, Inc., Term Loan:
(LIBOR USD 3 Month + 3.00%), 4.57%, 04/29/24		15	14,710
(LIBOR USD 3 Month + 6.75%), 8.32%, 04/28/25		4	4,077
Information Resources, Inc., 1st Lien Term B, (LIBOR USD 3 Month + 4.25%), 5.62%, 01/18/24		9	8,970
Peak 10, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.63%, 08/01/25		7	7,026
Peak 10, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.19%, 08/01/24		17	16,931
Tempo Acquisition LLC, Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.57%, 05/01/24		30	29,733

			81,447
Leisure Products — 0.0%
Hayward Industries, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.07%, 08/05/24		7	6,991

Security	Par (000)		Value
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.82%, 08/30/24	USD	17	$16,661
Albany Molecular Research, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 8.57%, 08/30/25		3	2,929

			19,590
Media — 0.4%
Cablevision CSC Holdings, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.74%, 07/17/25		6	6,297
Charter Communications Operating LLC, Term Loan, (LIBOR USD 3 Month + 2.00%), 3.57%, 04/13/25(j)		42	41,731
iHeartCommunications, Inc., Term Loan, (LIBOR USD 3 Month + 6.75%), 8.44%, 01/30/19		53	39,567
Sinclair Television Group, Inc., Term Loan B, (LIBOR USD 3 Month + 2.50%), 3.91%, 12/12/24(j)		30	29,944

			117,539
Oil, Gas & Consumable Fuels — 1.0%
California Resources Corp., Term Loan, (LIBOR USD 3 Month + 4.75%), 6.24%, 12/31/22(j)		60	59,700
Chesapeake Energy Corp., Term Loan, (LIBOR USD 3 Month + 7.50%), 8.95%, 08/23/21		126	133,586
CITGO Holding, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 8.50%), 9.84%, 05/12/18		22	22,109
CONSOL Energy, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 7.47%, 10/30/22		3	3,033
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 6.00%), 7.46%, 03/01/24		29	28,686
Medallian Midland Acquisition LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.82%, 10/30/24(d)(j)		20	20,025
Rover BCP Renaissance, Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.38%, 10/31/24		28	28,322
Vine Oil & Gas LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 6.88%), 8.44%, 11/26/21(d)		29	28,565

			324,026
Professional Services — 0.1%
CPA Global Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.63%, 10/15/24		11	10,986
Greenrock Element Materials, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.19%, 06/28/24		6	6,018

			17,004
Real Estate Management & Development — 0.2%
VICI Properties, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.78%, 12/13/24(j)		49	49,000

Road & Rail — 0.0%
Ceva Intercompany BV, Term Loan, (LIBOR USD 3 Month + 5.50%), 6.88%, 03/19/21		16	15,506

Software — 0.9%
Applied Systems, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.94%, 09/19/24(j)		14	14,101
Applied Systems, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 8.69%, 12/19/18		3	3,101
Ascend Learning LLC, Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.57%, 07/12/24		7	7,017
BMC Software Finance, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.82%, 09/10/22(j)		59	59,183
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 9.63%, 11/01/24		63	64,781
McAfee Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 4.50%), 6.07%, 09/27/24(j)		30	29,807
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.94%, 11/20/24		26	25,666

94	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software (continued)
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.94%, 12/01/25	USD	15	$15,098
Veritas US, Inc., Term Loan, (LIBOR USD 3 Month + 4.50%), 6.19%, 01/27/23		77	77,384

			296,138
Specialty Retail — 0.1%
Neiman Marcus Group, Inc., Other Term Loan, (LIBOR USD 3 Month + 3.25%), 4.64%, 10/25/20		29	23,390

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.94%, 01/02/25(d)(j)		14	14,029

Transportation Infrastructure — 0.0%
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 3 Month + 6.50%), 6.50%, 06/15/23(j)		5	5,075

Water Utilities — 0.0%
HD Supply Waterworks Ltd., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.69%, 08/01/24		15	15,103

Wireless Telecommunication Services — 0.8%
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 8.75%), 10.29%, 12/07/20		259	239,739

Total Floating Rate Loan Interests — 8.7% (Cost: $2,818,051)			2,812,077

	Shares
Investment Companies — 0.1%
iShares iBoxx $ High Yield Corporate Bond ETF(m)	472		41,187

Total Investment Companies — 0.1% (Cost: $41,457)			41,187

Preferred Securities — 0.8%
	Par (000)
Capital Trusts — 0.1%

Capital Markets — 0.1%
Morgan Stanley, Series H, 5.45%, 07/15/19(b)(e)	USD	27	27,716

Total Capital Trusts — 0.1% (Cost: $27,649)			27,716

	Shares
Preferred Stocks — 0.0%

Machinery — 0.0%
Rexnord Corp., Series A, 5.75%(h)	183		10,665

Total Preferred Stocks — 0.0% (Cost: $10,838)			10,665

Trust Preferreds — 0.7%
GMAC Capital Trust I, Series 2, 7.20%, 02/15/40(k)	8,676		225,142

Total Trust Preferreds — 0.7% (Cost: $227,891)			225,142

Total Preferred Securities — 0.8% (Cost: $266,378)			263,523

Total Long-Term Investments — 100.0% (Cost: $31,624,827)			32,036,770

Security	Shares	Value
Short-Term Securities — 0.8%(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(m)	228,778	$228,778
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.14%	11,368	11,368

Total Short-Term Securities — 0.8% (Cost: $240,146)		240,146

Total Investments — 100.8% (Cost: $31,864,973)		32,276,916
Liabilities in Excess of Other Assets — (0.8)%		(271,740)

Net Assets — 100.0%		$32,005,176

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Non-income producing security.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Perpetual security with no stated maturity date.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Convertible security.
(i)	Variable rate security. Rate shown is the rate in effect as of period end.
(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(l)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio

(m)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased	Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	637,350	—	(408,572	)(b)	228,778	$228,778	$3,622	$—	$—
iShares iBoxx $ High Yield Corporate Bond ETF	2,461	948	(2,937)		472	41,187	1,390	2,331	(1,408)

						$269,965	$5,012	$2,331	$(1,408)

(a)	Includes net capital gains distributions.
(b)	Represents net shares sold.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury 10 Year Note	4	03/20/18	$496	$901

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	168,756	USD	200,000	National Australia Bank Ltd.	01/04/18	$2,494
EUR	215,000	USD	253,740	Nomura International PLC	01/04/18	4,243

						6,737

USD	338,588	CAD	436,000	Westpac Banking Corp.	01/04/18	(8,278)

Net Unrealized Depreciation						$(1,541)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD 20	$(768)	$(656)	$(112)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(656)	$—	$(112)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

96	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$901	$—	$901
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,737	—	—	6,737

Total	$—	$—	$—	$6,737	$901	$—	$7,638

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$8,278	$—	$—	$8,278
Swaps — centrally cleared
Net unrealized depreciation(a)	—	112	—	—	—	—	112

	$—	$112	$—	$8,278	$—	$—	$8,390

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(34,125)	$—	$282	$—	$(33,843)
Forward Foreign currency exchange contracts	—	—	—	17,157	—	—	17,157
Options purchased(a)	—	—	(44,846)	—	(4,614)	—	(49,460)
Options written	—	—	19,879	—	—	—	19,879
Swaps	—	50,801	—	—	(248)	—	50,553

	$—	$50,801	$(59,092)	$17,157	$(4,580)	$—	$4,286

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,595)	$—	$901	$—	$(694)
Forward Foreign currency exchange contracts	—	—	—	4,345	—	—	4,345
Options purchased(b)	—	—	3,948	—	1,386	—	5,334
Options written	—	—	(7,021)	—	—	—	(7,021)
Swaps	—	(18,277)	—	—	—	—	(18,277)

	$—	$(18,277)	$(4,668)	$4,345	$2,287	$—	$(16,313)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$337,443
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$517,840
Average amounts sold — in USD	$496,824
Options:
Average value of option contracts purchased	$1,099
Average value of option contracts written	$188
Average notional value of swaption contracts purchased	$130,000
Credit default swaps:
Average notional value — sell protection	$181,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$813
Forward foreign currency exchange contracts	6,737	8,278
Swaps — Centrally cleared	30	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,767	$9,091
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(30)	(813)

Total derivative assets and liabilities subject to an MNA	$6,737	$8,278

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Nomura International PLC	$4,243	$—	$—	$—	$4,243
National Australia Bank Ltd.	2,494	—	—	—	2,494

	$6,737	$—	$—	$—	$6,737

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Westpac Banking Corp.	$8,278	$—	$—	$—	$8,278

	$8,278	$—	$—	$—	$8,278

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$151,735	$—	$151,735
Common Stocks(a)	545,117	—	—	545,117
Corporate Bonds:
Aerospace & Defense	—	654,046	—	654,046
Air Freight & Logistics	—	136,731	—	136,731
Auto Components	—	150,930	—	150,930
Automobiles	—	47,750	—	47,750
Banks	—	730,636	—	730,636
Building Products	—	182,327	—	182,327
Capital Markets	—	120,380	—	120,380
Chemicals	—	977,347	—	977,347
Commercial Services & Supplies	—	769,182	—	769,182
Communications Equipment	—	155,649	—	155,649
Construction & Engineering	—	142,917	—	142,917
Consumer Finance	—	486,383	—	486,383
Containers & Packaging	—	933,420	—	933,420
Distributors	—	44,380	—	44,380
Diversified Consumer Services	—	98,929	—	98,929

98	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio

	Level 1	Level 2	Level 3	Total
Diversified Financial Services	$—	$286,578	$—	$286,578
Diversified Telecommunication Services	—	1,785,656	—	1,785,656
Electric Utilities	—	25,715	—	25,715
Electrical Equipment	—	149,046	—	149,046
Electronic Equipment, Instruments & Components	—	110,470	—	110,470
Energy Equipment & Services	—	581,161	—	581,161
Equity Real Estate Investment Trusts (REITs)	—	695,755	—	695,755
Food & Staples Retailing	—	51,428	—	51,428
Food Products	—	298,194	—	298,194
Health Care Equipment & Supplies	—	511,136	—	511,136
Health Care Providers & Services	—	1,486,162	—	1,486,162
Hotels, Restaurants & Leisure	—	1,130,862	—	1,130,862
Household Durables	—	419,170	—	419,170
Household Products	—	53,155	—	53,155
Independent Power and Renewable Electricity Producers	—	468,213	—	468,213
Insurance	—	260,685	—	260,685
Internet & Direct Marketing Retail	—	132,248	—	132,248
Internet Software & Services	—	249,525	—	249,525
IT Services	—	583,765	—	583,765
Leisure Products	—	41,018	—	41,018
Machinery	—	585,373	—	585,373
Media	—	2,766,444	148,500	2,914,944
Metals & Mining	—	1,521,874	—	1,521,874
Mortgage Real Estate Investment Trusts (REITs)	—	37,938	—	37,938
Multiline Retail	—	63,446	—	63,446
Oil, Gas & Consumable Fuels	—	3,604,947	—	3,604,947
Paper & Forest Products	—	63,423	—	63,423
Personal Products	—	27,979	—	27,979
Pharmaceuticals	—	608,883	—	608,883
Professional Services	—	263,129	—	263,129
Real Estate Management & Development	—	168,489	—	168,489
Road & Rail	—	223,109	—	223,109
Semiconductors & Semiconductor Equipment	—	287,645	—	287,645
Software	—	1,290,971	—	1,290,971
Specialty Retail	—	204,393	—	204,393
Technology Hardware, Storage & Peripherals	—	174,778	—	174,778
Thrifts & Mortgage Finance	—	78,793	—	78,793
Trading Companies & Distributors	—	324,986	—	324,986
Water Utilities	—	19,285	—	19,285
Wireless Telecommunication Services	—	807,797	—	807,797
Floating Rate Loan Interests(a)	—	2,494,838	317,239	2,812,077
Investment Companies	41,187	—	—	41,187
Preferred Securities(a)	235,807	27,716	—	263,523
Short-Term Securities	240,146	—	—	240,146
Unfunded Floating Rate Loan Interests(b)	—	—	6	6

	$1,062,257	$30,748,920	$465,745	$32,276,922

Derivative Financial Instruments(c)
Assets:
Foreign currency exchange contracts	$—	$6,737	$—	$6,737
Interest rate contracts	901	—	—	901
Liabilities:
Credit contracts	—	(112)	—	(112)
Foreign currency exchange contracts	—	(8,278)	—	(8,278)

	$901	$(1,653)	$—	$(752)

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Derivative financial instruments are swaps, futures contracts, and forward foreign currency exchange contracts. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of December 31, 2016	$195	$190,308	$125,524	$100,393	$—	$416,420
Transfers into Level 3	—	—	179,273	—	—	179,273
Transfers out of Level 3	—	—	—	—	—	—
Accrued discounts/premiums	—	(2)	(31)	—	—	(33)
Net realized gain (loss)	258	49	3,426	69,424	—	73,157
Net change in unrealized appreciation (depreciation)(a)(b)	—	17	(11,302)	(72,681)	6	(83,960)
Purchases	—	—	126,415	—	—	126,415
Sales	(453)	(41,872)	(106,066)	(97,136)	—	(245,527)

Closing Balance, as of December 31, 2017	$—	$148,500	$317,239	$—	$6	$465,745

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$—	$(18)	$2,495	$—	$6	$2,483

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments

See notes to financial statements.

100	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 12.4%
ACE Securities Corp. Home Equity Loan Trust(a):
Series 2003-OP1, Class A2, 2.27%, 12/25/33	USD	23	$21,841
Series 2007-HE4, Class A2A, 1.68%, 05/25/37		20	6,504
ACE Securities Manufactured Housing Loan Trust, Series 2003-MH1, Class B2, 0.00%, 08/15/30(a)(b)(c)		20	15,287
Ajax Mortgage Loan Trust, Series 2016-C, Class A, 4.00%, 10/25/57(c)(d)		86	86,791
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 05/01/27(a)		51	50,908
B2R Mortgage Trust(a)(c):
Series 2015-1, Class A1, 2.52%, 05/15/48		75	74,364
Series 2015-2, Class A, 3.34%, 11/15/48		91	92,298
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25(a)		20	14,543
BCMSC Trust(a):
Series 2000-A, Class A2, 7.57%, 06/15/30		19	8,000
Series 2000-A, Class A3, 7.83%, 06/15/30		18	7,665
Series 2000-A, Class A4, 8.29%, 06/15/30		31	14,095
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2007-HE2, Class 23A, 1.69%, 03/25/37		31	29,583
Series 2007-HE3, Class 1A4, 1.90%, 04/25/37		89	70,328
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 2.53%, 01/25/36(a)		20	19,810
Carlyle U.S. CLO Ltd., Series 2017-4A, Class A1, 2.67%, 01/15/30(a)(c)		250	250,161
Carrington Mortgage Loan Trust(a):
Series 2006-FRE2, Class A2, 1.67%, 10/25/36		81	53,618
Series 2006-NC4, Class A3, 1.71%, 10/25/36		100	89,147
CIFC Funding Ltd.(a):
Series 2013-2A, Class A1LR, 2.56%, 10/18/30(c)		200	201,668
Series 2014-2A, Class A1LR, 2.65%, 05/24/26(c)		250	251,273
Series 2014-V, 2.75%, 01/17/27		250	250,884
Citigroup Mortgage Loan Trust(a):
Series 2006-NC1, Class A2D, 1.80%, 08/25/36		30	24,398
Series 2007-AHL2, Class A3B, 1.75%, 05/25/37		41	30,695
Series 2007-AHL2, Class A3C, 1.82%, 05/25/37		19	14,198
Conseco Finance Corp.:
Series 1998-8, Class A1, 6.28%, 09/01/30		10	10,098
Series 1998-8, Class M1, 6.98%, 09/01/30(a)		24	19,612
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 2.17%, 09/25/33(a)		27	26,144
Series 2006-8, Class 2A3, 1.71%, 01/25/46(a)		18	18,242
Series 2006-S3, Class A4, 7.02%, 01/25/29(d)		19	21,509
Series 2006-S10, Class A3, 1.87%, 10/25/36(a)		24	22,984
Series 2006-SPS1, Class A, 1.77%, 12/25/25(a)		2	1,715
CSMC Trust, Series 2017-1, 4.50%, 03/25/21(a)		107	108,185
CWABS Asset-Backed Certificates Trust, Series 2005-16, Class 1AF, 5.07%, 05/25/36(a)		22	27,206
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class A, 2.45%, 10/25/34(a)		31	30,876
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 06/25/35		8	9,184
Series 2006-S5, Class A5, 6.16%, 06/25/35		16	17,393
Series 2007-S1, Class A3, 5.81%, 11/25/36(a)		10	10,304
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 4Q1B, 1.78%, 12/15/33(a)(b)(c)		27	24,445
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, 1.66%, 05/15/35		9	7,938
Series 2006-H, Class 1A, 1.63%, 11/15/36		13	10,225
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(c)		107	110,102
First Franklin Mortgage Loan Trust(a):
Series 2006-FF5, Class 2A3, 1.71%, 04/25/36		8	7,857
Series 2006-FF17, Class A5, 1.70%, 12/25/36		50	41,059

Security		Par (000)	Value
Fremont Home Loan Trust, Series 2006-3, Class 1A1, 1.69%, 02/25/37(a)	USD	39	$31,472
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, 1.70%, 08/25/36(a)		107	68,353
GSAMP Trust(a):
Series 2006-FM2, Class A2B, 1.67%, 09/25/36		22	10,579
Series 2007-H1, Class A1B, 1.75%, 01/25/47		16	10,849
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A3, 1.75%, 07/25/37(a)		81	54,879
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(d)		13	5,105
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 2.20%, 04/15/36(a)		18	16,462
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 07/25/36(d)		56	30,742
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(a)		40	41,685
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(b)		79	79,048
Long Beach Mortgage Loan Trust(a):
Series 2006-1, Class 1A, 1.77%, 02/25/36		38	36,601
Series 2006-2, Class 2A3, 1.74%, 03/25/46		22	11,451
Series 2006-2, Class 2A4, 1.84%, 03/25/46		30	15,867
Series 2006-4, Class 2A4, 1.81%, 05/25/36		21	11,024
Series 2006-5, Class 2A3, 1.70%, 06/25/36		16	9,357
Series 2006-7, Class 2A3, 1.71%, 08/25/36		26	14,893
Series 2006-8, Class 2A3, 1.71%, 09/25/36		19	8,901
Series 2006-9, Class 2A3, 1.71%, 10/25/36		28	13,822
Series 2006-10, Class 2A4, 1.77%, 11/25/36		17	8,688
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, 2.48%, 07/20/26(a)(c)		250	250,902
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, 2.15%, 12/25/34		35	33,831
Series 2007-NC1, Class A1, 1.68%, 11/25/36		72	46,148
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.54%, 01/20/24(a)(c)		250	252,974
Navient Private Education Loan Trust, Series 2014-CTA, Class B, 3.23%, 10/17/44(a)(c)		100	101,536
OCP CLO Ltd., Series 2016-12A, Class A1, 2.92%, 10/18/28(a)(c)		180	182,026
OFSI Fund VI Ltd., Series 2014-6A, Class A2, 3.26%, 03/20/25(a)(c)		150	150,205
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.58%, 08/23/24(a)(c)		188	188,491
Option One Mortgage Accep Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 2.19%, 07/25/33(a)		43	43,027
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(d)		69	67,936
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.82%, 10/30/27(a)(c)		250	250,595
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, 2.61%, 10/22/30(a)(c)		250	251,637
OZLM Funding V Ltd., Series 2013-5A, Class BR, 3.70%, 01/17/26(a)(c)		250	250,388
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, 2.06%, 10/15/25(a)(c)		250	250,036
Progress Residential Trust, Series 2016-SFR1, Class E, 5.31%, 09/17/33(a)(c)		100	102,644
RCO Mortgage LLC, Series 2015-NQM1, Class A, 5.05%, 11/25/45(a)(c)		3	2,873
Rockford Tower CLO Ltd., Series 2017-1A, Class B, 3.16%, 04/15/29(a)(c)		250	251,508
Scholar Funding Trust, Series 2013-A, Class A, 2.21%, 01/30/45(a)(c)		119	118,012

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, 1.92%, 03/15/24(a)	USD	21	$20,659
SLM Private Education Loan Trust, Series 2013-C, Class A2B, 2.88%, 10/15/31(a)(c)		65	66,028
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 2.35%, 01/25/35(a)		4	3,974
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29(c)		67	67,911
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 1.85%, 01/25/35(a)		32	31,288
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, 2.15%, 11/17/30(a)(c)		250	251,318
TICP CLO III Ltd., Series 2014-3A, Class AR, 2.54%, 01/20/27(a)(c)		250	251,104
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(c)		18	17,894
Union Pacific Railroad Co. Pass-Through Trust, Series 14-1, 3.23%, 05/14/26		18	18,290
United Airlines Pass-Through Trust, Series B, Class B, 4.75%, 04/11/22		5	5,575
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFL, 3.13%, 10/25/46(a)		78	79,290
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.73%, 01/15/27(a)(c)		250	250,335
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 1.68%, 07/25/37(a)(c)		27	24,970
Washington Mutural Asset-Backed Certificates WMABS Trust, Series 2006-HE5, Class 1A, 1.71%, 10/25/36(a)		15	12,420

Total Asset-Backed Securities — 12.4% (Cost: $6,485,721)			6,578,740

Corporate Bonds — 27.9%

Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc., 4.75%, 10/07/44(c)		3	3,350
Lockheed Martin Corp.:
3.55%, 01/15/26		14	14,537
3.60%, 03/01/35		19	19,153
4.50%, 05/15/36		5	5,607
4.07%, 12/15/42		10	10,527
4.09%, 09/15/52		6	6,281
Northrop Grumman Corp.:
2.93%, 01/15/25		50	49,703
3.85%, 04/15/45		12	12,095
United Technologies Corp.:
1.78%, 05/04/18(d)		58	57,911
4.15%, 05/15/45		19	20,240
4.05%, 05/04/47		25	26,167

			225,571
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 01/15/34		12	13,603
3.90%, 02/01/35		26	26,413

			40,016
Airlines — 0.3%
American Airlines Group, Inc., 4.63%, 03/01/20(c)		34	34,553
Delta Air Lines, Inc., 2.88%, 03/13/20		125	125,725

			160,278
Auto Components — 0.1%
Aptiv PLC:
4.25%, 01/15/26		20	21,224
4.40%, 10/01/46		21	21,632

			42,856

Security		Par (000)	Value
Automobiles — 0.2%
Hyundai Capital America, 2.55%, 04/03/20(c)	USD	110	$109,102

Banks — 6.2%
Bank of America Corp.:
2.25%, 04/21/20		107	107,075
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(e)		150	149,737
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(e)		255	254,281
3.30%, 01/11/23		50	51,150
3.88%, 08/01/25		38	40,083
3.50%, 04/19/26		53	54,187
3.25%, 10/21/27		25	24,808
4.18%, 11/25/27		70	73,099
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(e)		15	15,247
BB&T Corp., 2.45%, 01/15/20		40	40,132
Citigroup, Inc.:
1.80%, 02/05/18		58	57,994
2.50%, 07/29/19		78	78,239
2.90%, 12/08/21		81	81,533
3.50%, 05/15/23		25	25,447
3.88%, 03/26/25		25	25,591
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(e)		20	20,702
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(e)		80	81,164
4.13%, 07/25/28		90	92,759
HSBC Holdings PLC, 2.65%, 01/05/22		200	198,673
Intesa Sanpaolo SpA, 5.02%, 06/26/24(c)		200	204,785
JPMorgan Chase & Co.:
2.97%, 01/15/23		168	169,409
3.90%, 07/15/25		64	67,094
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(e)		30	30,520
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(e)		110	113,077
Mizuho Financial Group, Inc., 2.95%, 02/28/22		224	224,219
Royal Bank of Scotland Group PLC, (LIBOR USD 3 Month + 1.47%), 2.89%, 05/15/23(e)		230	232,519
Santander Holdings USA, Inc.(c):
3.70%, 03/28/22		20	20,240
3.40%, 01/18/23		55	54,786
Sumitomo Mitsui Trust Bank Ltd., 2.05%, 03/06/19(c)		271	270,298
UBS Group Funding Switzerland AG, 2.65%, 02/01/22(c)		200	197,735
US Bancorp:
2.95%, 07/15/22		50	50,674
3.15%, 04/27/27		20	20,037
Wells Fargo & Co.:
2.60%, 07/22/20		34	34,210
2.55%, 12/07/20		27	27,109
2.63%, 07/22/22		130	129,301

			3,317,914
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		48	48,241
3.30%, 02/01/23		40	40,932
3.65%, 02/01/26		145	149,637
4.70%, 02/01/36		15	16,772

			255,582
Biotechnology — 0.9%
AbbVie, Inc.:
2.50%, 05/14/20		56	56,173
2.90%, 11/06/22		20	20,058
4.50%, 05/14/35		159	174,636
Amgen, Inc.:
2.13%, 05/01/20		40	39,787
4.40%, 05/01/45		19	20,673
Baxalta, Inc., 4.00%, 06/23/25		40	41,343

102	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Biotechnology (continued)
Gilead Sciences, Inc.:
2.35%, 02/01/20	USD	10	$10,047
2.50%, 09/01/23		23	22,706
4.60%, 09/01/35		9	10,141
4.00%, 09/01/36		80	84,634
4.50%, 02/01/45		13	14,449

			494,647
Building Products — 0.1%
Johnson Controls International PLC, 5.13%, 09/14/45		30	35,216

Capital Markets — 2.2%
Bank of New York Mellon Corp. (The), (LIBOR USD 3 Month + 3.13%), 4.62%(e)(f)		35	35,569
Blackstone Holdings Finance Co. LLC, 4.00%, 10/02/47(c)		30	29,881
Credit Suisse AG, 3.00%, 10/29/21		250	252,565
Goldman Sachs Group, Inc. (The):
2.63%, 01/31/19		63	63,272
2.00%, 04/25/19		16	15,952
2.60%, 04/23/20		46	46,062
2.75%, 09/15/20		20	20,100
2.63%, 04/25/21		34	33,976
2.35%, 11/15/21		94	92,575
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(e)		20	20,568
Lehman Brothers Holdings, Inc., 0.00%, 07/19/17(b)(g)(h)		150	–
Moody’s Corp., 2.75%, 12/15/21		38	38,048
Morgan Stanley:
2.80%, 06/16/20		76	76,686
2.75%, 05/19/22		160	159,413
3.75%, 02/25/23		58	60,109
3.70%, 10/23/24		56	57,866
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(e)		90	90,828
(LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/38(e)		40	41,420
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.37%, 05/08/32(e)		35	34,870
State Street Corp., 2.65%, 05/19/26		17	16,538

			1,186,298
Chemicals — 0.2%
Agrium, Inc., 4.13%, 03/15/35(i)		14	14,463
Dow Chemical Co. (The), 4.63%, 10/01/44		11	12,025
Eastman Chemical Co., 4.80%, 09/01/42		10	10,995
EI du Pont de Nemours & Co., 2.20%, 05/01/20		20	19,983
Monsanto Co., 3.60%, 07/15/42		14	12,827
Sherwin-Williams Co. (The), 4.50%, 06/01/47		15	16,400

			86,693
Commercial Services & Supplies — 0.2%
Catholic Health Initiatives, 4.35%, 11/01/42		10	9,654
Pitney Bowes, Inc., 4.13%, 05/15/22		43	39,506
Waste Management, Inc., 3.90%, 03/01/35		46	48,225

			97,385
Communications Equipment — 0.0%
Juniper Networks, Inc., 3.30%, 06/15/20		21	21,272

Consumer Finance — 1.0%
American Express Credit Corp.:
2.25%, 08/15/19		28	28,058
3.30%, 05/03/27		15	15,222
Discover Financial Services, 4.10%, 02/09/27		13	13,316
Ford Motor Credit Co. LLC, 3.22%, 01/09/22		200	201,232
General Motors Financial Co., Inc.:
3.10%, 01/15/19		13	13,070
3.70%, 11/24/20		23	23,611

Security		Par (000)	Value
Consumer Finance (continued)
General Motors Financial Co., Inc. (continued):
3.20%, 07/06/21	USD	41	$41,400
3.15%, 06/30/22		85	84,934
4.00%, 01/15/25		29	29,797
Synchrony Financial:
2.60%, 01/15/19		36	36,068
2.70%, 02/03/20		19	19,048
4.50%, 07/23/25		19	19,855
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%, 15.00% Floor), 24.71%, 04/11/22(c)(e)		14	13,615

			539,226
Containers & Packaging — 0.2%
International Paper Co., 4.35%, 08/15/48		60	62,642
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		34	34,428

			97,070
Diversified Consumer Services — 0.1%
Northwestern University, 3.66%, 12/01/57		26	26,723
University of Notre Dame du Lac, 3.39%, 02/15/48		20	19,947
University of Southern California, 3.03%, 10/01/39		12	11,454

			58,124
Diversified Financial Services — 0.2%
ORIX Corp., 2.90%, 07/18/22		25	24,912
Shell International Finance BV:
4.13%, 05/11/35		36	39,271
3.63%, 08/21/42		10	9,873
3.75%, 09/12/46		30	30,598
Woodside Finance Ltd., 3.65%, 03/05/25(c)		4	4,024

			108,678
Diversified Telecommunication Services — 1.3%
AT&T, Inc.:
4.25%, 03/01/27		10	10,194
3.90%, 08/14/27		65	65,434
5.25%, 03/01/37		29	30,671
5.15%, 02/14/50		100	101,247
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.00%, 05/22/20(e)		355	357,064
4.13%, 03/16/27		65	67,776
4.50%, 08/10/33		50	52,442

			684,828
Electric Utilities — 1.5%
Baltimore Gas & Electric Co., 3.50%, 08/15/46		13	12,737
Duke Energy Corp.:
4.80%, 12/15/45		30	34,671
3.75%, 09/01/46		30	29,667
Emera US Finance LP:
2.15%, 06/15/19		32	31,875
2.70%, 06/15/21		39	38,905
Enel Finance International NV, 3.50%, 04/06/28(c)		200	195,625
Entergy Corp., 2.95%, 09/01/26		20	19,459
Eversource Energy, 2.90%, 10/01/24		50	49,620
Exelon Corp.:
2.85%, 06/15/20		51	51,476
2.45%, 04/15/21		9	8,959
4.95%, 06/15/35		7	7,983
4.45%, 04/15/46		60	65,203
FirstEnergy Corp., 4.85%, 07/15/47		30	33,480
Genneia SA, 8.75%, 01/20/22(c)		9	9,891
MidAmerican Energy Co., 4.40%, 10/15/44		10	11,385
Northern States Power Co., 3.40%, 08/15/42		20	19,794
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		15	17,337
Pampa Energia SA, 7.38%, 07/21/23(c)		10	10,900

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electric Utilities (continued)
Southern Co. (The), 4.40%, 07/01/46	USD	30	$31,949
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(c)		35	36,307
Virginia Electric & Power Co.:
3.50%, 03/15/27		49	50,661
4.45%, 02/15/44		7	7,898
4.20%, 05/15/45		5	5,431
4.00%, 11/15/46		5	5,351

			786,564
Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		23	23,067

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 3.20%, 04/01/24		19	19,128
Tyco Electronics Group SA:
3.45%, 08/01/24		5	5,140
3.13%, 08/15/27		10	9,980

			34,248
Energy Equipment & Services — 0.3%
Halliburton Co., 3.80%, 11/15/25		105	109,123
Nabors Industries, Inc., 5.50%, 01/15/23		2	1,940
Schlumberger Holdings Corp., 3.00%, 12/21/20(c)		30	30,389

			141,452
Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.:
3.45%, 09/15/21		22	22,486
3.50%, 01/31/23		8	8,180
3.00%, 06/15/23		135	134,646
5.00%, 02/15/24		8	8,763
4.40%, 02/15/26		5	5,258
Boston Properties LP, 3.65%, 02/01/26		35	35,556
Crown Castle International Corp.:
3.40%, 02/15/21		11	11,234
2.25%, 09/01/21		39	38,342
3.20%, 09/01/24		65	64,326

			328,791
Food & Staples Retailing — 0.2%
CVS Health Corp.:
4.00%, 12/05/23		30	31,192
5.13%, 07/20/45		15	17,191
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		50	53,832
4.65%, 06/01/46		2	2,107

			104,322
Food Products — 0.1%
Arcor SAIC, 6.00%, 07/06/23(c)		4	4,245
Kraft Heinz Foods Co., 4.38%, 06/01/46		35	34,669
Tyson Foods, Inc., 3.95%, 08/15/24		25	26,292

			65,206
Gas Utilities — 0.0%
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44		22	24,204

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories:
3.88%, 09/15/25		9	9,309
3.75%, 11/30/26		135	138,627
Becton Dickinson and Co.:
2.13%, 06/06/19		100	99,775
2.68%, 12/15/19		34	34,123
2.89%, 06/06/22		20	19,875
4.69%, 12/15/44		8	8,748
Medtronic, Inc., 4.38%, 03/15/35		40	45,092

Security		Par (000)	Value
Health Care Equipment & Supplies (continued)
Stryker Corp., 4.63%, 03/15/46	USD	16	$18,170

			373,719
Health Care Providers & Services — 0.9%
Aetna, Inc.:
4.50%, 05/15/42		18	19,278
4.13%, 11/15/42		10	10,127
4.75%, 03/15/44		10	11,164
3.88%, 08/15/47		15	14,783
AHS Hospital Corp., 5.02%, 07/01/45		7	8,472
Anthem, Inc.:
1.88%, 01/15/18		70	69,995
2.30%, 07/15/18		86	86,188
Baylor Scott & White Holdings, 4.19%, 11/15/45		15	16,078
Cigna Corp., 3.25%, 04/15/25		44	44,215
HCA, Inc., 3.75%, 03/15/19		35	35,306
Kaiser Foundation Hospitals, 4.15%, 05/01/47		44	47,544
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		20	20,053
New York and Presbyterian Hospital (The), 3.56%, 08/01/36		9	9,070
Northwell Healthcare, Inc., 4.26%, 11/01/47		8	8,181
Ochsner Clinic Foundation, 5.90%, 05/15/45		10	13,057
RWJ Barnabas Health, Inc., 3.95%, 07/01/46		5	5,097
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		10	11,516
SSM Health Care Corp., 3.82%, 06/01/27		16	16,592
Trinity Health Corp., 4.13%, 12/01/45		16	16,965
UnitedHealth Group, Inc.:
2.70%, 07/15/20		15	15,174
4.63%, 07/15/35		7	8,152
4.20%, 01/15/47		13	14,008

			501,015
Hotels, Restaurants & Leisure — 0.2%
Caesars Growth Properties Holdings LLC, 9.38%, 05/01/22		35	37,450
McDonald’s Corp., 4.70%, 12/09/35		40	45,435

			82,885
Household Durables — 0.1%
Newell Brands, Inc.:
2.88%, 12/01/19		51	51,410
5.38%, 04/01/36		5	5,852

			57,262
Industrial Conglomerates — 0.0%
Honeywell International, Inc., 3.81%, 11/21/47(c)		5	5,199
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		5	5,536

			10,735
Insurance — 0.4%
Allstate Corp. (The), 4.20%, 12/15/46		14	15,275
American International Group, Inc., 3.88%, 01/15/35		22	22,083
Aon PLC, 4.75%, 05/15/45		7	7,783
Marsh & McLennan Cos., Inc., 3.75%, 03/14/26		6	6,266
MetLife, Inc., 4.60%, 05/13/46		22	25,094
Travelers Cos., Inc. (The):
4.60%, 08/01/43		8	9,237
4.00%, 05/30/47		30	31,945
Willis North America, Inc., 3.60%, 05/15/24		69	70,146

			187,829
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.88%, 08/22/37(c)		70	74,277

IT Services — 0.2%
DXC Technology Co., 2.88%, 03/27/20		21	21,102

104	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
IT Services (continued)
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	USD	3	$3,082
4.50%, 08/15/46		10	10,424
Total System Services, Inc., 4.80%, 04/01/26		35	37,866
Visa, Inc., 4.15%, 12/14/35		26	28,867

			101,341
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
4.15%, 02/01/24		46	48,795
3.65%, 12/15/25		52	53,363

			102,158
Media — 1.3%
Charter Communications Operating LLC:
4.46%, 07/23/22		52	54,254
4.91%, 07/23/25		14	14,885
3.75%, 02/15/28		70	67,074
6.38%, 10/23/35		16	18,682
6.48%, 10/23/45		15	17,489
5.38%, 05/01/47		45	46,141
Comcast Corp.:
3.38%, 08/15/25		12	12,315
4.25%, 01/15/33		10	10,900
4.40%, 08/15/35		25	27,332
3.20%, 07/15/36		53	50,399
4.75%, 03/01/44		36	41,284
4.60%, 08/15/45		17	19,068
Cox Communications, Inc., 3.15%, 08/15/24(c)		55	54,169
CSC Holdings LLC, 7.63%, 07/15/18		35	35,788
Discovery Communications LLC, 3.80%, 03/13/24		23	23,332
Interpublic Group of Cos., Inc. (The), 4.00%, 03/15/22		22	22,739
NBCUniversal Media LLC, 4.45%, 01/15/43		25	27,280
Time Warner Cable LLC:
5.00%, 02/01/20		15	15,654
4.13%, 02/15/21		31	31,923
4.00%, 09/01/21		8	8,240
5.50%, 09/01/41		12	12,507
4.50%, 09/15/42		3	2,815
Time Warner, Inc.:
2.10%, 06/01/19		41	40,921
3.60%, 07/15/25		19	19,042
4.85%, 07/15/45		21	22,055
Viacom, Inc., 2.75%, 12/15/19		6	5,991

			702,279
Metals & Mining — 0.5%
Barrick Gold Corp., 5.25%, 04/01/42		25	28,823
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		30	36,781
Glencore Funding LLC, 4.00%, 03/27/27(c)		55	55,221
Newmont Mining Corp.:
3.50%, 03/15/22		40	40,835
4.88%, 03/15/42		25	27,743
Nucor Corp., 5.20%, 08/01/43		12	14,538
Rio Tinto Finance USA PLC, 4.13%, 08/21/42		20	21,402
Steel Dynamics, Inc., 5.13%, 10/01/21		14	14,350

			239,693
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 07/01/20		40	40,017
NiSource Finance Corp., 3.49%, 05/15/27		35	35,624

			75,641
Oil, Gas & Consumable Fuels — 1.9%
Andeavor Logistics LP, 5.50%, 10/15/19		35	36,331

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Apache Corp.:
2.63%, 01/15/23	USD	24	$23,535
4.25%, 01/15/44		75	72,658
BP Capital Markets PLC, 3.22%, 04/14/24		70	71,724
Cenovus Energy, Inc., 4.25%, 04/15/27		35	34,916
Concho Resources, Inc.:
3.75%, 10/01/27		75	75,979
4.88%, 10/01/47		10	10,875
Enbridge, Inc.:
2.90%, 07/15/22		35	34,788
3.70%, 07/15/27		25	25,106
Endeavor Energy Resources LP, 7.00%, 08/15/21(c)		35	36,249
Enterprise Products Operating LLC:
5.10%, 02/15/45		8	9,128
4.90%, 05/15/46		25	27,545
EOG Resources, Inc., 4.15%, 01/15/26		14	14,900
Exxon Mobil Corp.:
1.82%, 03/15/19		57	56,909
4.11%, 03/01/46		15	16,789
Hess Corp., 5.80%, 04/01/47		55	61,204
Kinder Morgan Energy Partners LP:
4.30%, 05/01/24		38	39,564
4.25%, 09/01/24		52	53,855
Kinder Morgan, Inc., 5.05%, 02/15/46		70	72,656
Marathon Petroleum Corp., 5.85%, 12/15/45		15	17,278
MPLX LP, 5.20%, 03/01/47		12	13,169
Pioneer Natural Resources Co., 4.45%, 01/15/26		10	10,718
Resolute Energy Corp., 8.50%, 05/01/20		35	35,612
Spectra Energy Partners LP, 4.50%, 03/15/45		30	30,934
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		35	35,236
TransCanada PipeLines Ltd., 1.88%, 01/12/18		18	18,000
Valero Energy Corp., 3.65%, 03/15/25		40	41,074
Williams Partners LP, 4.00%, 09/15/25		40	40,929

			1,017,661
Paper & Forest Products — 0.1%
Georgia-Pacific LLC, 7.38%, 12/01/25		23	29,273

Pharmaceuticals — 0.6%
Allergan Funding SCS:
2.35%, 03/12/18		132	132,104
3.80%, 03/15/25		67	68,209
Merck & Co., Inc., 3.60%, 09/15/42		20	20,418
Pfizer, Inc., 4.00%, 12/15/36		70	76,684

			297,415
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
4.15%, 04/01/45		4	4,347
4.70%, 09/01/45		5	5,858
4.13%, 06/15/47		20	21,914
CSX Corp., 4.25%, 11/01/66		13	12,989
Norfolk Southern Corp., 4.05%, 08/15/52(c)		14	14,511
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(c)		40	39,495
Union Pacific Corp.:
3.60%, 09/15/37		30	31,082
3.88%, 02/01/55		20	20,320

			150,516
Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc.:
3.90%, 12/15/25		7	7,318
3.50%, 12/05/26		50	50,599
Applied Materials, Inc.:
3.30%, 04/01/27		37	37,633
4.35%, 04/01/47		10	11,218

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom Corp.(c):
2.38%, 01/15/20	USD	188	$186,728
3.00%, 01/15/22		179	177,484
3.63%, 01/15/24		34	33,809
Lam Research Corp.:
2.75%, 03/15/20		19	19,135
2.80%, 06/15/21		27	27,169
QUALCOMM, Inc.:
2.60%, 01/30/23		30	29,263
4.80%, 05/20/45		13	13,982
Xilinx, Inc., 2.95%, 06/01/24		15	14,906

			609,244
Software — 0.9%
Autodesk, Inc., 3.50%, 06/15/27		65	63,760
Microsoft Corp.:
3.50%, 02/12/35		27	28,093
3.45%, 08/08/36		60	61,859
4.25%, 02/06/47		65	74,313
Oracle Corp.:
3.25%, 05/15/30		14	14,152
3.90%, 05/15/35		26	27,542
4.00%, 07/15/46		20	21,280
VMware, Inc., 2.30%, 08/21/20		180	178,979

			469,978
Specialty Retail — 0.1%
Home Depot, Inc. (The), 5.88%, 12/16/36		15	20,298
Lowe’s Cos., Inc., 4.38%, 09/15/45		20	22,106

			42,404
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.:
2.85%, 05/11/24		175	175,784
3.45%, 02/09/45		2	1,952
4.65%, 02/23/46		56	65,578
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		55	55,265
2.10%, 10/04/19(c)		65	64,555
3.60%, 10/15/20		28	28,588
HP, Inc., 3.75%, 12/01/20		6	6,191

			397,913
Tobacco — 0.2%
BAT Capital Corp., 4.39%, 08/15/37(c)		30	31,503
Reynolds American, Inc., 4.45%, 06/12/25		75	79,968

			111,471
Trading Companies & Distributors — 0.3%
Air Lease Corp., 2.63%, 07/01/22		50	49,326
Aviation Capital Group LLC, 2.88%, 09/17/18(c)		55	55,184
GATX Corp.:
2.60%, 03/30/20		26	25,994
3.85%, 03/30/27		16	16,267

			146,771

Total Corporate Bonds — 27.9% (Cost: $14,665,025)			14,850,090

Floating Rate Loan Interests — 0.5%(j)

Capital Markets — 0.5%(b)
LSTAR Securities Financing Vehicle I, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 3.86%, 04/07/20		177	175,495
LSTAR Securities Financing Vehicle II LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 3.36%, 06/01/20		75	74,546

			250,041

Total Floating Rate Loan Interests — 0.5% (Cost: $250,524)			250,041

Security		Par (000)	Value
Foreign Agency Obligations — 0.5%

Argentina — 0.1%
YPF SA(c):
8.88%, 12/19/18	USD	13	$13,728
8.50%, 03/23/21		2	2,262
6.95%, 07/21/27		10	10,615

			26,605
Brazil — 0.3%
Petrobras Global Finance BV:
5.38%, 01/27/21		20	20,800
8.38%, 05/23/21		26	29,653
6.13%, 01/17/22		96	101,880
5.30%, 01/27/25(c)		4	4,012
7.38%, 01/17/27		5	5,505
6.00%, 01/27/28(c)		4	4,010

			165,860

Mexico — 0.1%
Petroleos Mexicanos, 6.50%, 03/13/27(c)		47	51,371

Total Foreign Agency Obligations — 0.5% (Cost: $239,456)			243,836

Foreign Government Obligations — 4.1%

Argentina — 0.1%
Republic of Argentina:
8.75%, 05/07/24		19	21,952
7.82%, 12/31/33	EUR	9	12,612

			34,564
Colombia — 0.4%
Republic of Colombia, 3.88%, 04/25/27	USD	200	203,600

Egypt — 0.2%
Arab Republic of Egypt(k):
0.00%, 10/16/18	EGP	1,700	83,829
0.00%, 11/13/18		325	15,849
0.00%, 11/27/18		150	7,263

			106,941
Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	50	56,561

Indonesia — 0.6%
Republic of Indonesia:
8.38%, 03/15/24	IDR	49,000	4,016
8.38%, 09/15/26		372,000	30,979
7.00%, 05/15/27		165,000	12,745
7.50%, 08/15/32		941,000	73,330
8.38%, 03/15/34		348,000	28,599
8.25%, 05/15/36		1,368,000	112,424
7.50%, 05/15/38		460,000	35,515

			297,608
Lebanon — 0.1%
Lebanese Republic:
6.10%, 10/04/22	USD	28	27,211
6.65%, 04/22/24		10	9,766
6.25%, 11/04/24		15	14,406
6.85%, 03/23/27		33	31,855

			83,238
Mexico — 1.7%
United Mexican States:
4.75%, 06/14/18	MXN	1,200	60,226
5.00%, 12/11/19		9,900	479,258
4.15%, 03/28/27	USD	343	355,691

			895,175

106	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Russia — 0.4%
Russian Federation:
6.40%, 05/27/20	RUB	1,546	$26,560
7.50%, 08/18/21		2,935	51,850
7.40%, 12/07/22		624	10,977
7.75%, 09/16/26		1,155	20,507
8.15%, 02/03/27		3,168	57,890
7.05%, 01/19/28		1,317	22,219

			190,003
South Africa — 0.3%
Republic of South Africa:
5.50%, 03/09/20	USD	100	104,972
6.25%, 03/31/36	ZAR	666	38,732
6.50%, 02/28/41		290	16,557
8.75%, 02/28/48		330	24,183

			184,444
Turkey — 0.1%
Republic of Turkey:
7.00%, 06/05/20	USD	36	38,837
7.38%, 02/05/25		33	38,001

			76,838
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		50	53,543

Total Foreign Government Obligations — 4.1% (Cost: $2,227,538)			2,182,515

		Shares
Investment Companies — 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF(v)		6,280	547,993

Total Investment Companies — 1.0% (Cost $544,321)			547,993

		Par (000)
Municipal Bonds — 9.0%
Adams & Weld Counties School District No 27J Brighton, Series 2017, GO, 5.00%, 12/01/42	USD	10	11,988
Alamo Community College District;
Series 2017, GO, 5.00%, 08/15/30		10	12,308
Series 2017, GO, 5.00%, 08/15/31		10	12,250
Series 2017, GO, 5.00%, 08/15/34		10	12,125
Series 2017, GO, 5.00%, 08/15/35		10	12,096
Series 2017, GO, 5.00%, 08/15/36		10	12,077
Series 2017, GO, 5.00%, 08/15/37		10	12,049
Series 2017, GO, 5.00%, 08/15/38		10	12,030
American Municipal Power, Inc., Series 2009B, RB, 6.45%, 02/15/44		5	6,869
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 1.71%, 01/01/37(a)		10	9,001
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40		25	36,070
Series 2010S-1, RB, 7.04%, 04/01/50		15	23,697
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		40	38,542
California Health Facilities Financing Authority (Cedars- Sinai Medical Center), Series 2016A, RB, 5.00%, 08/15/33		10	11,953
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-series G-2, RB, 8.36%, 10/01/34		10	15,315
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45		10	11,276
Series 2016, RB, 5.00%, 01/01/46		10	11,306

Security		Par (000)	Value
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41	USD	10	$11,620
Series 2016, RB, 5.00%, 07/01/51		10	11,235
Chino Valley Unified School District (San Bernardino County), Series 2017A, GO, 5.25%, 08/01/47		10	12,281
City & County of Denver Airport System;(l)
Series 2017A, RB, 5.00%, 11/15/28		5	6,077
Series 2017A, RB, 5.00%, 11/15/29		5	6,048
Series 2017A, RB, 5.00%, 11/15/30		5	6,019
City and County of Honolulu, Hawaii, Series 2017A, GO, 5.00%, 09/01/41		10	12,001
City of Aurora, Series 2016, RB, 5.00%, 08/01/46		10	11,801
City of Houston Combined Utility System, Series 2016B, RB, 5.00%, 11/15/35		10	11,889
City of Long Beach, Series 2016, 5.00%, 05/15/47		10	12,057
City of Los Angeles Department of Airports, Series 2017A, RB, 5.00%, 05/15/47		10	11,783
City of Miami Beach Water & Sewer, Series 2017C, 5.00%, 09/01/47		10	11,813
City of Philadelphia;
Series 2017B, 5.00%, 07/01/42		20	23,140
Series 2017B, 5.00%, 07/01/47		20	23,051
City of Phoenix Civic Improvement Corp., Series 2017A, 5.00%, 07/01/47		10	11,660
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		10	15,226
Clark County School District;
Series 2016A, GO, 5.00%, 06/15/23		5	5,765
Series 2016A, GO, 5.00%, 06/15/24		5	5,864
Series 2015C, GO, 5.00%, 06/15/27		10	11,983
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		5	5,360
Commonwealth Financing Authority, Series 2016A, RB, 4.14%, 06/01/38		10	10,601
Commonwealth of Massachusetts (Rail Enhancement & Accelerated Bridge Programs);
Series 2017F, GO, 5.00%, 11/01/39		10	12,040
Series 2017A, RB, 5.00%, 06/01/40		10	12,085
Series 2017F, GO, 5.00%, 11/01/40		20	24,042
Series 2017A, RB, 5.00%, 06/01/41		10	12,075
Series 2017F, GO, 5.00%, 11/01/41		10	12,012
Series 2017F, GO, 5.00%, 11/01/42		10	11,993
Series 2017A, RB, 5.00%, 06/01/43		10	12,056
Series 2017F, GO, 5.00%, 11/01/44		30	35,920
Series 2017F, GO, 5.00%, 11/01/45		10	11,964
Series 2017F, GO, 5.00%, 11/01/46		140	167,227
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(g)		140	33,250
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corporation);
Series 2015F, RB, 5.00%, 07/01/45		10	11,059
Series 2015L, RB, 5.00%, 07/01/45		10	11,391
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		5	6,504
County of Clark Department of Aviation, Series 2017C, RB, 5.00%, 07/01/21		10	10,962
County of Fairfax, Series 2017, RB, 5.00%, 07/15/44		10	12,081
County of Miami-Dade;
Series 2016B, RB, 2.50%, 10/01/24		15	14,491
Series 2017D, RB, 3.35%, 10/01/29		5	4,933
Series 2017D, RB, 3.45%, 10/01/30		5	5,054
Series 2017D, RB, 3.50%, 10/01/31		5	5,059
Series 2016A, GO, 5.00%, 07/01/35		5	5,905
Series 2015A, RB, 5.00%, 10/01/38		15	17,215

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41	USD	10	$11,667
Series 2016A, RB, 5.00%, 12/01/46		10	11,628
District of Columbia, Series 2009E, RB, 5.59%, 12/01/34		15	18,538
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		25	28,684
East Bay Municipal Utility District (Alameda and Contra Costa Counties), Series 2017A, RB, 5.00%, 06/01/45		10	12,075
Eastern Municipal Water District Financing Authority, Series 2017D, 5.00%, 07/01/47		10	12,064
Golden State Tobacco Securitization Corp., Series 2007A-1, RB, 5.13%, 06/01/47		45	44,964
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		5	5,253
Great Lakes Water Authority Michigan Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		15	18,152
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29		5	5,898
Series 2017A, RB, 3.65%, 08/15/57		15	15,245
Lexington County Health Services District, Inc., Series 2016, 5.00%, 11/01/41		10	11,252
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		30	44,131
Los Angeles County Metropolitan Transportation Authority;
Series 2017A, RB, 5.00%, 07/01/32		10	12,358
Series 2017A, RB, 5.00%, 07/01/40		20	24,335
Series 2017A, RB, 5.00%, 07/01/41		20	24,316
Series 2017A, RB, 5.00%, 07/01/42		40	48,499
Los Angeles Department of Water & Power, Series 2010A, RB, 6.60%, 07/01/50		10	15,534
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		10	11,989
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		10	11,980
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		10	11,970
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/41		10	11,970
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		10	11,961
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/42		10	11,961
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		10	11,952
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/44		10	11,943
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/45		10	11,933
Massachusetts Clean Water Trust (The);
Series 19, RB, 5.00%, 02/01/27		10	12,278
Series 19, RB, 5.00%, 02/01/28		10	12,236
Massachusetts Development Finance Agency (Partners Healthcare System Issue), Series 2016Q, RB, 5.00%, 07/01/47		10	11,555
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		10	11,850
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/46		10	11,346
Metropolitan St. Louis Sewer District, Series 2017A, 5.00%, 05/01/42		10	12,031
Metropolitan Transportation Authority;
Series 2017C-1, RB, 5.00%, 11/15/25		10	12,076
Series 2017C-1, RB, 5.00%, 11/15/26		20	24,488
Series 2010C-1, RB, 6.69%, 11/15/40		10	14,148
Series 2010E, RB, 6.81%, 11/15/40		20	28,584
Series 2017A, RB, 5.00%, 11/15/42		10	11,910
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		10	11,924

Security		Par (000)	Value
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement Project);
Series 2016A, RB, 5.00%, 10/01/32	USD	10	$11,789
Series 2009B, RB, 0.00%, 10/01/39(k)		10	4,554
Series 2009D, RB, 7.46%, 10/01/46		10	15,343
Miami-Dade County Educational Facilities Authority (University of Miami Issue), Series 2015B, RB, 5.07%, 04/01/50		15	16,806
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41		25	28,284
Series 2017A-MI, RB, 5.00%, 12/01/47		30	33,066
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corporation), Series 2016A, RB, 5.00%, 09/01/46		10	11,002
Municipal Electric Authority of Georgia (General Resolution Projects);
Series 2009B, RB, 5.00%, 01/01/20		10	10,598
Series 2010A, RB, 6.64%, 04/01/57		15	19,228
New Jersey Educational Facilities Authority;
Series 2017I, 5.00%, 07/01/26		10	12,448
Series 2017I, 5.00%, 07/01/34		10	12,262
Series 2017I, 5.00%, 07/01/35		10	12,234
New Jersey Transportation Trust Fund Authority, Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		10	11,363
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		23	35,501
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		10	11,267
New York City Municipal Water Finance Authority;
Series 2010AA, RB, 5.75%, 06/15/41		10	13,652
Series 2011EE, RB, 5.38%, 06/15/43		95	104,484
Series 2011EE, RB, 5.50%, 06/15/43		115	127,415
Series 2011CC, RB, 5.88%, 06/15/44		20	27,668
Series 2017DD, RB, 5.00%, 06/15/47		70	82,785
New York City Transitional Finance Authority;
Series 2017A, RB, 2.28%, 05/01/26		10	9,381
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		25	24,658
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		10	11,826
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		10	11,860
Series 2015S-2, RB, 5.00%, 07/15/40		10	11,827
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40		10	11,498
Series 2016A, RB, 5.00%, 11/15/46		10	11,734
New York Liberty Development Corp., Series 2005, RB, 5.25%, 10/01/35		10	13,110
New York State Dormitory Authority;
Series 2016A, RB, 5.00%, 03/15/29		10	12,286
Series 2015B, RB, 5.00%, 03/15/32		10	11,981
Series 2017B, RB, 5.00%, 02/15/34		10	12,087
Series 2017B, RB, 5.00%, 02/15/35		10	12,059
Series 2017B, RB, 5.00%, 02/15/36		10	12,040
Series 2017B, RB, 5.00%, 02/15/37		10	12,011
Series 2017B, RB, 5.00%, 02/15/38		10	11,993
Series 2017B, RB, 5.00%, 02/15/39		10	11,983
Series 2017B, RB, 5.00%, 02/15/40		20	23,947
Series 2010H, RB, 5.39%, 03/15/40		15	18,926
Series 2017B, RB, 5.00%, 02/15/41		10	11,964
Series 2017B, RB, 5.00%, 02/15/42		20	23,910
Series 2017B, RB, 5.00%, 02/15/43		20	23,891
New York State Urban Development Corp.;
Series 2017B, RB, 2.86%, 03/15/24		30	29,786
Series 2017B, RB, 3.12%, 03/15/25		15	15,053
Series 2017D, 3.32%, 03/15/29		20	19,954

108	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46	USD	10	$10,980
Series 2016A, RB, 5.25%, 01/01/50		60	66,567
North Texas Tollway Authority;
Series 2017A, RB, 5.00%, 01/01/35		10	11,791
Series 2017A, RB, 5.00%, 01/01/39		10	11,839
Series 2017B, RB, 5.00%, 01/01/39		10	11,687
Series 2017A, RB, 5.00%, 01/01/43		20	23,564
Series 2017B, RB, 5.00%, 01/01/43		10	11,635
Northwest Independent School District, Series 2017, GO, 5.00%, 02/15/42		10	11,754
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		25	35,248
Oregon School Boards Association;
Series 2002B, GO, 5.49%, 06/30/23		30	34,232
Series 2005A, GO, 4.76%, 06/30/28		25	27,530
Oxnard School District, Series 2016A, GO, 5.00%, 08/01/45		10	11,809
Palm Beach County School District, Series 2017A, COP, 5.00%, 08/01/26		20	24,425
Pennsylvania Economic Development Financing Authority (The Pennsylvania Rapid Bridge Replacement Project), Series 2015, RB, 5.00%, 12/31/38		10	11,305
Pennsylvania Turnpike Commission;
Series 2017B, Sub-Series B-1, RB, 5.00%, 06/01/42		10	11,365
Series 2017B, Sub-Series B-1, RB, 5.25%, 06/01/47		10	11,610
Permanent University Fund, Series 2017A, RB, 3.38%, 07/01/47		20	20,089
Port Authority of New York & New Jersey;
Series 181, RB, 4.96%, 08/01/46		30	37,181
Series 180-1, RB, 5.00%, 11/15/47		10	11,734
Series 174, RB, 4.46%, 10/01/62		20	23,095
Series 192, RB, 4.81%, 10/15/65		10	12,182
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		10	11,620
Richardson Independent School District, Series 2017, GO, 5.00%, 02/15/42		10	11,722
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		10	11,155
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47		35	40,590
Series 2017B, RB, 5.00%, 07/01/47		25	29,421
Salt River Project Agricultural Improvement & Power District (Arizona Salt River Project);
Series 2017A, RB, 5.00%, 01/01/30		10	12,490
Series 2017A, RB, 5.00%, 01/01/31		10	12,389
Series 2017A, RB, 5.00%, 01/01/34		10	12,258
Series 2017A, RB, 5.00%, 01/01/35		10	12,229
Series 2017A, RB, 5.00%, 01/01/36		10	12,209
Series 2015A, RB, 5.00%, 12/01/36		10	11,785
Series 2017A, RB, 5.00%, 01/01/37		30	36,537
Series 2017A, RB, 5.00%, 01/01/38		20	24,319
Series 2017A, RB, 5.00%, 01/01/39		20	24,299
San Antonio Education Facilities Corp. (Trinity University Project), Series 2017, 5.00%, 06/01/47		10	11,773
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		25	29,754
San Diego Unified School District;
Series 2017I, GO, 5.00%, 07/01/41		10	12,111
Series 2012I, 5.00%, 07/01/47		10	12,064

Security		Par (000)	Value
San Francisco City & County Airport Comm-San Francisco International Airport;
Series 2016B, RB, 5.00%, 05/01/41	USD	10	$11,575
Series 2016B, RB, 5.00%, 05/01/46		10	11,535
Series 2017A, RB, 5.00%, 05/01/47		10	11,687
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		15	14,974
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23		19	18,087
Series 2015B, RB, 5.00%, 12/01/24		10	11,751
Series 2015A, RB, 5.00%, 12/01/25		10	11,800
Series 2015A, RB, 5.00%, 12/01/26		10	11,733
Series 2016A, RB, 5.00%, 12/01/27		10	11,819
Series 2016A, RB, 5.00%, 12/01/28		10	11,728
Series 2015A, RB, 5.00%, 12/01/28		10	11,637
Series 2016A, RB, 5.00%, 12/01/29		10	11,679
Series 2016B, RB, 5.00%, 12/01/31		10	11,673
Series 2016B, RB, 5.00%, 12/01/32		10	11,630
Series 2014C, RB, 5.00%, 12/01/46		10	11,246
Series 2014A, RB, 5.00%, 12/01/49		10	11,128
Series 2015A, RB, 5.00%, 12/01/50		10	11,228
State Board of Administration Finance Corp., Series 2013A, RB, 3.00%, 07/01/20(l)		20	20,262
State of California;
Series 2016, GO, 5.00%, 09/01/27		5	6,196
Series 2009, GO, 7.50%, 04/01/34		20	29,616
Series 2009, GO, 7.55%, 04/01/39		10	15,736
Series 2009, GO, 7.30%, 10/01/39		5	7,459
Series 2009, GO, 7.35%, 11/01/39		10	15,007
Series 2010, GO, 7.60%, 11/01/40		85	135,739
State of Delaware, Series 2017A, GO, 5.00%, 01/01/24		5	5,930
State of Georgia, Series 2016C-1, GO, 5.00%, 07/01/26		5	6,215
State of Illinois, Series 2003, GO, 5.10%, 06/01/33		80	79,867
State of Kansas Department of Transportation, Series 2015B, RB, 5.00%, 09/01/35		10	11,817
State of Maryland;
Series 2017B, GO, 5.00%, 08/01/24		20	23,953
Series 2017B, GO, 5.00%, 08/01/26		10	12,425
State of Ohio;
Series 2017A, GO, 5.00%, 05/01/27(m)		10	12,035
Series 2017A, GO, 5.00%, 05/01/30		10	11,982
Series 2017A, GO, 5.00%, 03/15/32		10	11,646
Series 2017A, GO, 5.00%, 05/01/32		10	11,885
Series 2017A, GO, 5.00%, 05/01/34		10	11,826
Series 2017A, GO, 5.00%, 05/01/35		10	11,804
Series 2017A, GO, 5.00%, 05/01/36		10	11,789
Series 2017A, GO, 5.00%, 05/01/37		10	11,767
State of Texas;
Series 2017, RB, TAN, 4.00%, 08/30/18		40	40,660
Series 2015B, GO, 5.00%, 10/01/36		20	23,857
State of Washington;
Series R-2015C, GO, 5.00%, 07/01/28		10	11,928
Series R-2017A, GO, 5.00%, 08/01/28		5	6,098
Series R-2017A, GO, 5.00%, 08/01/29		5	6,076
Series R-2015C, GO, 5.00%, 07/01/30		20	23,712
Series R-2017A, GO, 5.00%, 08/01/30		5	6,045
Series 2018B, GO, 5.00%, 08/01/40		10	11,902
Series 2018A, GO, 5.00%, 08/01/40		10	11,902
Series 2016A-1, GO, 5.00%, 08/01/40		10	11,807
Series 2017D, GO, 5.00%, 02/01/41		10	11,805
Series 2018A, GO, 5.00%, 08/01/41		10	11,892
Series 2018B, GO, 5.00%, 08/01/41		10	11,892
Series 2018A, GO, 5.00%, 08/01/42		10	11,883
Series 2018B, GO, 5.00%, 08/01/42		10	11,883

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
State of Wisconsin;
Series 2017C, RB, 3.15%, 05/01/27	USD	25	$25,350
Series 2017-3, 5.00%, 11/01/29		10	12,340
Series 2017-3, 5.00%, 11/01/31		20	24,453
Series 2017B, GO, 5.00%, 05/01/32		10	11,848
Series 2017B, GO, 5.00%, 05/01/33		10	11,818
Series 2017-3, 5.00%, 11/01/33		10	12,142
Series 2017B, GO, 5.00%, 05/01/34		10	11,789
Series 2017B, GO, 5.00%, 05/01/36		10	11,752
Series 2017B, GO, 5.00%, 05/01/38		10	11,715
Texas A&M University;
Series 2017B, RB, 2.76%, 05/15/26		25	24,496
Series 2017B, RB, 2.84%, 05/15/27		10	9,825
Texas Municipal Gas Acquisition & Supply Corp., Series 2008D, RB, 6.25%, 12/15/26		10	12,013
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC Share 288 Toll Lanes Project), Series 2016, RB, 5.00%, 12/31/55		5	5,515
Texas Water Development Board (Master Trust);
Series 2015A, RB, 5.00%, 10/15/40		10	11,773
Series 2017A, RB, 5.00%, 10/15/42		20	24,103
Series 2015A, RB, 5.00%, 10/15/45		10	11,712
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		15	14,580
Tobacco Settlement Financing Corp., Series 20071A, RB, 5.00%, 06/01/41		20	19,408
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		20	22,473
United Independent School District, Series 2017, GO, 5.00%, 08/15/47		10	11,908
University of California;
Series 2017, RB, 3.06%, 07/01/25		10	10,109
Series 2013AJ, RB, 4.60%, 05/15/31		10	11,115
Series 2017M, RB, 5.00%, 05/15/47		10	11,956
Series 2009F, RB, 6.58%, 05/15/49		25	35,168
Series 2012AD, RB, 4.86%, 05/15/2112		15	16,744
University of Houston;
Series 2017A, RB, 5.00%, 02/15/33		10	11,778
Series 2017A, RB, 5.00%, 02/15/35		10	11,722
Series 2017A, RB, 5.00%, 02/15/36		20	23,412
University of Massachusetts Building Authority (Project Revenue Bonds), Series 2015-1, RB, 5.00%, 11/01/31		10	11,932
University of Virginia;
Series 2017B, RB, 5.00%, 04/01/44		10	12,043
Series 2017B, RB, 5.00%, 04/01/46		10	12,024
Series 2017C, RB, 4.18%, 09/01/2117		10	10,428
Virginia Commonwealth Transportation Board;
Series 2017, RB, 5.00%, 03/15/25		10	12,039
Series 2017, RB, 5.00%, 03/15/26		10	12,233
Series 2017, RB, 5.00%, 09/15/26		10	12,322
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/56		10	11,177
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		10	12,104
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/19		5	5,222
Series 2016A, RB, 5.00%, 06/01/20		5	5,355
Series 2016A, RB, 5.00%, 06/01/21		5	5,482
Series 2016A, RB, 5.00%, 06/01/22		5	5,607
Series 2016A, RB, 5.00%, 06/01/23		5	5,712
Series 2016A, RB, 5.00%, 06/01/24		5	5,817

Total Municipal Bonds — 9.0% (Cost: $4,686,910)			4,783,805

Security		Par (000)	Value
Non-Agency Mortgage-Backed Securities — 7.6%

Collateralized Mortgage Obligations — 3.5%
Ajax Mortgage Loan Trust, Series 2017-D, 3.75%, 12/01/27(b)	USD	100	$100,000
Alternative Loan Trust:
Series 2005-22T1, Class A1, 1.90%, 06/25/35(a)		24	21,441
Series 2005-72, Class A3, 1.85%, 01/25/36(a)		11	9,045
Series 2006-15CB, Class A1, 6.50%, 06/25/36		5	4,217
Series 2006-OA14, Class 1A1, 2.79%, 11/25/46(a)		59	50,967
Series 2006-OA6, Class 1A2, 1.76%, 07/25/46(a)		26	24,147
Series 2006-OA8, Class 1A1, 1.74%, 07/25/46(a)		9	8,469
Series 2007-OA3, Class 1A1, 1.69%, 04/25/47(a)		14	11,889
American Home Mortgage Assets Trust(a):
Series 2006-3, Class 2A11, 2.00%, 10/25/46		39	34,380
Series 2006-5, Class A1, 1.98%, 11/25/46		41	23,285
APS Resecuritization Trust(a)(b)(c):
Series 2016-3, Class 3A, 4.40%, 09/27/46		83	83,814
Series 2016-3, Class 4A, 4.15%, 04/27/47		76	77,188
Banc of America Funding Trust(a)(b)(c):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		25	4,890
Series 2016-R2, Class 1A1, 4.70%, 05/01/33		93	94,857
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.42%, 09/25/47(a)		30	24,591
Bear Stearns Mortgage Funding Trust(a):
Series 2007-AR2, Class A1, 1.72%, 03/25/37		8	7,473
Series 2007-AR4, Class 1A1, 1.75%, 09/25/47		28	26,158
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		146	121,594
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 2.02%, 04/25/46(a)		85	44,854
Series 2007-15, Class 2A2, 6.50%, 09/25/37		39	30,226
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(a)(c)		94	93,517
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38		19	15,981
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(c)		39	25,978
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 2.90%, 11/25/35(a)		8	3,404
CSMC Trust(a)(c):
Series 2013-5R, Class 1A6, 1.63%, 02/27/36		25	23,094
Series 2014-11R, Class 16A1, 3.17%, 09/27/47		36	36,342
Series 2014-9R, Class 3A1, 1.83%, 11/27/37		29	28,968
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 1.70%, 12/25/36(a)		75	68,973
Federal National Mortgage Association(a):
Series 2016-C06, Class 1M2, 5.80%, 04/25/29		20	22,751
Series 2017-C01, Class 1B1, 7.30%, 07/25/29		20	23,305
Series 2017-C01, Class 1M2, 5.10%, 07/25/29		20	21,735
Series 2017-C03, Class 1B1, 6.40%, 10/25/29		50	54,669
Series 2017-C04, Class 2M2, 4.40%, 11/25/29		10	10,396
Series 2017-C05, Class 1B1, 5.15%, 01/25/30		20	19,924
Series 2017-C05, Class 1M2, 3.75%, 01/25/30		20	20,205
Series 2017-C07, Class 1B1, 5.55%, 05/25/30		20	20,738
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.06%, 03/25/36(a)		7	6,386
GSMPS Mortgage Loan Trust(a)(c):
Series 2005-RP1, Class 1AF, 1.90%, 01/25/35		11	10,167
Series 2005-RP2, Class 1AF, 1.90%, 03/25/35		13	12,239
Series 2006-RP1, Class 1AF1, 1.90%, 01/25/36		10	8,451
Impac Secured Assets Corp., Series 2004-3, Class 1A4, 2.35%, 11/25/34(a)		7	7,130
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 3.00%, 05/25/47(a)(c)		89	89,155

110	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
LSTAR Securities Investment Ltd.(a)(c):
Series 2017-2, Class A1, 3.36%, 02/01/22	USD	46	$46,025
Series 2017-3, Class A1, 3.36%, 04/01/22(b)		61	60,943
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 1.97%, 04/25/47(a)		11	8,865
RALI Trust(a):
Series 2006-QO6, Class A2, 1.78%, 06/25/46		33	15,827
Series 2007-QH6, Class A1, 1.74%, 07/25/37		13	12,460
Series 2007-QH9, Class A1, 2.39%, 11/25/37		28	24,626
Seasoned Credit Risk Transfer Trust(b)(c):
Series 2017-3, Class B, 0.00%, 07/25/56(k)		25	1,672
Series 2017-3, Class M2, 4.75%, 07/25/56(a)		25	24,388
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 3.69%, 04/25/47(a)		132	99,611
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 1.74%, 06/25/36(a)		27	25,705
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(c)		34	29,006
WaMu Mortgage Pass-Through Certificates Trust(a):
Series 2005-AR2, Class B1, 2.08%, 01/25/45		26	18,299
Series 2006-AR15, Class 2A, 2.24%, 11/25/46		8	7,496
Washington Mutual Mortgage Pass-Through Certificates:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		15	13,651
Series 2006-8, Class A4, 4.51%, 10/25/36(d)		15	9,812
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.53%, 10/25/35(a)		32	28,368

			1,853,747
Commercial Mortgage-Backed Securities — 3.7%
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class B, 3.19%, 01/15/28(a)(c)		100	100,211
Banc of America Commercial Mortgage Trust(a):
Series 2007-1, Class AMFX, 5.48%, 01/15/49		5	5,179
Series 2007-5, Class AM, 5.77%, 02/10/51		3	3,082
Bank of America NA, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		10	10,305
Bayview Commercial Asset Trust(a)(c):
Series 2005-4A, Class A1, 1.85%, 01/25/36		17	16,137
Series 2006-3A, Class A2, 1.85%, 10/25/36		25	23,827
Series 2007-4A, Class A1, 2.00%, 09/25/37		43	40,661
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.86%, 07/05/33(a)(c)		102	101,971
BWAY Mortgage Trust(c):
Series 2013-1515, Class A2, 3.45%, 03/10/33		230	235,120
Series 2013-1515, Class C, 3.45%, 03/10/33		100	99,760
BXP Trust, Series 2017-GM, Class D, 3.42%, 06/13/39(a)(c)		50	47,956
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.63%, 02/10/50		10	10,438
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,478
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 3.63%, 07/15/28(a)(c)		100	100,000
Chicago Skyscraper Trust, Series 2017-SKY, Class E, 4.78%, 02/15/30(a)(c)		100	100,621
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class C, 4.84%, 04/15/49(a)		10	10,579
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, 4.24%, 02/10/47(a)		10	10,695
Commercial Mortgage Trust:
Series 2014-CR16, Class A4, 4.05%, 04/10/47		29	30,746
Series 2014-CR17, Class A5, 3.98%, 05/10/47		47	49,688
Series 2014-CR18, Class A4, 3.55%, 07/15/47		10	10,351
Series 2014-CR19, Class A5, 3.80%, 08/10/47		10	10,491

Security		Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust (continued):
Series 2015-CR23, Class CMD, 3.69%, 05/10/48(a)(c)	USD	100		$98,871
Series 2015-CR25, Class C, 4.55%, 08/10/48(a)		10		10,249
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.29%, 11/12/43(a)(c)		—	(n)	365
CSMC Trust, Series 2015-DEAL, Class A, 2.80%, 04/15/29(a)(c)		72		71,972
DBUBS Mortgage Trust(a)(b)(c):
Series 2017-BRBK, Class E, 3.53%, 10/10/34		60		56,962
Series 2017-BRBK, Class F, 3.53%, 10/10/34		10		9,106
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27(a)(c)		180		178,094
GS Mortgage Securities Trust:
Series 2014-GC24, Class A5, 3.93%, 09/10/47		10		10,597
Series 2015-GC32, Class C, 4.41%, 07/10/48(a)(b)		10		10,163
Series 2017-GS7, Class A4, 3.43%, 08/10/50		10		10,186
Series 2017-GS7, Class D, 3.00%, 08/10/50(c)		10		8,621
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A5, 3.77%, 08/15/47		10		10,473
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class B, 4.05%, 09/15/50		10		10,228
JPMorgan Chase Commercial Mortgage Securities Trust(a):
Series 2015-JP1, Class C, 4.74%, 01/15/49		20		21,017
Series 2015-JP1, Class D, 4.24%, 01/15/49		10		9,415
Series 2015-SGP, Class A, 3.18%, 07/15/36(c)		32		31,908
Series 2016-NINE, Class A, 2.85%, 10/06/38(c)		100		97,951
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		20		21,058
Series 2015-C25, Class D, 3.07%, 10/15/48		10		8,119
Series 2015-C26, Class D, 3.06%, 10/15/48(c)		140		112,979
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4, 3.59%, 12/15/50		10		10,312
Resource Capital Corp. Ltd.(a)(c):
Series 2017-CRE5, Class A, 2.28%, 07/15/34		10		9,645
Series 2017-CRE5, Class B, 3.48%, 07/15/34		10		10,000
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44(b)(c)		20		20,130
VNDO Trust, Series 2016-350P, Class E, 3.90%, 01/10/35(a)(c)		100		96,122
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A5, 3.45%, 07/15/50		10		10,225
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 08/15/47		10		10,413
Series 2014-C22, Class C, 3.76%, 09/15/57(a)		20		19,319

				2,002,796
Interest Only Commercial Mortgage-Backed Securities — 0.4%(a)
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(c)		1,760		68,129
Commercial Mortgage Trust:
Series 2015-3BP, Class XA, 0.06%, 02/10/35(c)		939		5,991
Series 2016-DC2, Class XA, 1.06%, 02/10/49		158		9,901
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(c)		1,800		95,688
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.19%, 12/15/47(b)(c)		100		6,026
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.20%, 06/15/50(c)		100		15,362
One Market Plaza Trust(c):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		1,000		5,620
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(b)		200		1,200

				207,917

Total Non-Agency Mortgage-Backed Securities — 7.6% (Cost: $3,965,828)				4,064,460

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Beneficial Interest (000)		Value
Other Interests — (0.0)%(o)

Capital Markets — (0.0)%(b)(g)(h)(n)
Lehman Brothers Holdings Capital Trust VII	USD	55	$—
Lehman Brothers Holdings, Inc.		325	—

			—

Total Other Interests — (0.0)%			—

	Shares
Trust Preferreds — 0.4%

Banks — 0.4%
Citigroup Capital XIII, 7.75%, 10/30/40	6,917		190,079

Total Trust Preferreds — 0.4% (Cost: $188,332)			190,079

	Par (000)
U.S. Government Sponsored Agency Securities — 43.1%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26	USD	10	9,882
Series K060, Class A2, 3.30%, 10/25/26		10	10,361
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series K059, Class A2, 3.12%, 09/25/26		20	20,443
Series 2015-K48, Class B, 3.64%, 08/25/48(c)		10	10,110
Series 2017-K725, Class B, 3.88%, 02/25/24(c)		20	20,358
Series 2017-K64, Class B, 3.98%, 03/25/27(c)		10	10,112

			81,266
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series K045, Class X1, 0.46%, 01/25/25		99	2,722
Series K064, Class X1, 0.61%, 03/25/27		160	7,597
Series K065, Class X1, 0.68%, 04/25/27		130	6,887
Series KW03, Class X1, 0.85%, 06/25/27		110	6,589
Federal National Mortgage Association ACES Variable Rate Notes(a):
Series 2014-M13, Class X2, 0.13%, 08/25/24		1,770	14,331
Series 2013-M5, Class X2, 2.18%, 01/25/22		232	11,533
Series 2016-M4, Class X2, 2.70%, 01/25/39		92	10,396
Government National Mortgage Association Variable Rate Notes:
Series 2012-120, Class IO, 0.79%, 02/16/53(a)		384	17,102
Series 2017-69, Class IO, (LIBOR USD 1 Month + 0.00%), 0.80%, 07/16/59(e)		99	7,022
Series 2017-100, Class IO, 0.81%, 05/16/59(a)		99	6,829
Series 2016-110, Class IO, 1.04%, 05/16/58(a)		95	7,697

			98,705
Mortgage-Backed Securities — 42.8%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 09/01/30		155	154,500
2.50%, 01/15/33(p)		46	45,921
3.00%, 01/01/30 - 12/01/46		636	641,290
3.00%, 01/15/33 - 01/15/48(p)		553	555,907
3.50%, 04/01/31 - 03/01/47		878	910,969
3.50%, 01/15/48(p)		719	738,055
4.00%, 08/01/40 - 08/01/47		401	423,372
4.00%, 01/15/48(p)		258	269,792

Security	Par (000)		Value
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (continued):
4.50%, 02/01/39 - 11/01/47	USD	211	$224,573
4.50%, 01/15/48(p)		31	32,952
5.00%, 11/01/41		95	103,924
5.50%, 05/01/40 - 06/01/41		74	81,292
6.00%, 06/01/35		33	36,346
Federal National Mortgage Association:
2.50%, 04/01/30 - 03/01/32		454	454,088
3.00%, 04/01/29 - 03/01/47		2,487	2,511,590
3.00%, 01/25/48(p)		3,744	3,744,121
3.50%, 04/01/29 - 05/01/47		1,700	1,758,939
3.50%, 01/25/48 - 02/25/48(p)		707	725,634
4.00%, 02/01/25 - 08/01/47		2,579	2,714,538
4.00%, 01/25/48(p)		693	724,697
4.50%, 02/01/25 - 10/01/47		489	523,031
4.50%, 01/25/48(p)		42	44,684
5.00%, 02/01/35 - 12/01/43		187	202,872
5.00%, 01/25/48(p)		34	36,543
5.50%, 02/01/35 - 09/01/39		314	347,199
6.00%, 04/01/35 - 09/01/40		201	226,979
6.50%, 05/01/40		92	103,065
Government National Mortgage Association:
3.00%, 01/15/48(p)		1,229	1,240,139
3.50%, 12/20/41 - 10/20/46		259	269,222
3.50%, 01/15/48(p)		1,379	1,426,057
4.00%, 07/20/39 - 10/20/44		182	190,964
4.00%, 01/15/48 - 02/15/48(p)		554	577,486
4.50%, 12/20/39 - 02/15/42		589	626,278
5.00%, 07/15/39 - 07/20/42		67	72,966
5.50%, 05/20/36		4	4,610

			22,744,595

Total U.S. Government Sponsored Agency Securities — 43.1% (Cost: $22,944,464)			22,924,566

U.S. Treasury Obligations — 31.7%
U.S. Treasury Bonds:
4.25%, 05/15/39		109	137,770
4.50%, 08/15/39		105	137,160
4.38%, 11/15/39		106	136,388
3.13%, 02/15/43		407	437,255
2.88%, 05/15/43 - 11/15/46		525	539,556
3.63%, 08/15/43(q)		388	452,839
3.75%, 11/15/43(q)		457	544,526
3.00%, 02/15/47(q)		74	77,824
2.75%, 11/15/47(r)		425	425,697
U.S. Treasury Notes:
1.25%, 04/30/19 - 05/31/19(r)		2,453	2,433,131
1.75%, 11/30/19 - 09/30/22(r)		2,939	2,913,494
1.50%, 04/15/20 - 03/31/23(r)		1,187	1,171,511
2.63%, 08/15/20 - 11/15/20(r)		2,546	2,591,309
1.88%, 12/15/20 - 04/30/22(r)		797	788,171
1.63%, 11/15/22 - 04/30/23		534	519,608
2.00%, 11/30/22 - 11/15/26(r)		2,682	2,630,661
2.13%, 11/30/24 - 05/15/25(r)		296	291,698
2.25%, 11/15/25 - 02/15/27(r)		631	623,620

Total U.S. Treasury Obligations — 31.7% (Cost: $16,889,806)			16,852,218

Total Long-Term Investments — 138.2% (Cost: $73,087,925)			73,468,343

112	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Borrowed Bond Agreements — 1.2%(s)
Barclays Bank PLC, 0.20%, Open (Purchased on 06/09/17 to be repurchased at GBP 106,992, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, due at 03/22/26, par and fair value of GBP 91,000 and 143,989 respectively)(t)	GBP	107	$144,455
Deutsche Bank Securities Inc., 0.60%, 01/02/18 (Purchased on 12/29/17 to be repurchased at USD 522,414, collateralized by U.S. Treasury Notes, 2.25%, due at 11/15/27, par and fair value of USD 529,000 and 521,540 respectively)	USD	522	522,388

Total Borrowed Bond Agreements — 1.2% (Cost: $658,711)			666,843

	shares
Money Market Funds — 1.3%(u)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(v)	658,502		658,502
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.14%	29,310		29,310

Total Money Market Funds — 1.3% (Cost: $687,812)			687,812

Total Short-Term Securities — 2.5% (Cost: $1,346,523)			1,354,655

Total Options Purchased — 0.0% (Cost: $103,380)			34,990

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 140.7% (Cost: $74,537,828)			74,857,988

	Par (000)
Borrowed Bonds — (1.3)%

Foreign Government Obligations — (0.3)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26	GBP	91	(143,989)

U.S. Treasury Obligation — (1.0)%
U.S. Treasury Notes, 2.25%, 11/15/27	USD	529	(521,540)

Total Borrowed Bonds — (1.3)% (Proceeds: $656,971)			(665,529)

TBA Sale Commitments — (16.1)%(p)

Mortgage-Backed Securities — (16.1)%
Federal Home Loan Mortgage Corp.:
3.00%, 01/15/48	12		(11,998)
3.50%, 01/15/33 - 01/15/48	382		(394,029)
Federal National Mortgage Association:
2.50%, 01/25/33	61		(61,304)
3.00%, 01/25/33 - 02/25/48	4,568		(4,569,283)
3.50%, 01/25/33 - 01/25/48	523		(537,938)
4.00%, 01/25/33 - 02/25/48	2,099		(2,190,428)
4.50%, 01/25/48 - 02/25/48	84		(89,316)
5.50%, 01/25/48	182		(199,424)
6.00%, 01/25/48	181		(202,430)

Security	Par (000)		Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association:
3.00%, 01/15/48	USD	25	$(25,227)
4.50%, 01/15/48		295	(310,052)

Total TBA Sale Commitments — (16.1)% (Proceeds: $8,601,323)			(8,591,429)

Total Investments Net of Borrowed Bonds and TBA Sale Commitments — 123.3% (Cost: $65,279,534)			65,601,030
Liabilities in Excess of Other Assets — (23.3)%			(12,411,442)

Net Assets — 100.0%			$53,189,588

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Issuer is a U.S. branch of a foreign domiciled bank.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Zero-coupon bond.
(l)	When-issued security.
(m)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(n)	Amount is less than $500.
(o)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(p)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	$88,903	$(260)
Barclays Capital, Inc.	56,342	(225)
BNP Paribas SA	318,056	(456)
Citigroup Global Markets Inc.	403,490	121
Credit Suisse Securities USA LLC	602,157	209
Daiwa Capital Markets America, Inc.	178,000	111
Deutsche Bank Securities, Inc.	(104,437)	(255)
Goldman Sachs International	335,437	873
JP Morgan Chase Bank	(2,557,795)	3,329
Mizuho Securities USA, Inc.	(167,379)	1,818
Morgan Stanley & Co., Inc.	1,032,622	(973)
Nomura Securities International, Inc.	167,665	(17)
RBC Dain Rauscher, Inc.	912,554	(9)
Wells Fargo Securities LLC	304,952	(191)

(q)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(r)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(s)	The amount to be repurchased assumes the maturity will be the day after the period end.
(t)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(u)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

(v)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased		Shares Sold	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	419,007	239,495	(a)	—	658,502	$658,502	$3,504	$—	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	37,570		(31,290)	6,280	547,993	28,009	20,823	3,676

						$1,206,495	$31,513	$20,823	$3,676

(a)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	1.61%	8/3/2017	Open	(a)	$594,220	$596,962	U.S. Treasury Obligations	Open(a)
BNP Paribas SA	1.77%	8/3/2017	Open	(a)	585,731	588,433	U.S. Treasury Obligations	Open(a)
Barclays Capital, Inc.	1.00%	12/29/2017	01/02/18		76,808	76,814	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.15%	12/29/2017	01/02/18		1,595,004	1,595,157	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.92%	12/29/2017	01/02/18		698,558	698,670	U.S. Treasury Obligations	Overnight
Credit Suisse AG	1.85%	12/29/2017	01/02/18		1,180,082	1,180,264	U.S. Treasury Obligations	Overnight
Credit Suisse AG	1.85%	12/29/2017	01/02/18		500,220	500,297	U.S. Treasury Obligations	Overnight
Credit Suisse AG	1.85%	12/29/2017	01/02/18		100,725	100,741	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.75%	12/29/2017	01/02/18		245,077	245,092	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.50%	12/29/2017	01/02/18		425,000	425,053	U.S. Treasury Obligations	Overnight
JP Morgan Securities LLC	1.85%	12/29/2017	01/02/18		712,800	712,910	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.45%	12/29/2017	01/02/18		657,035	657,060	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.75%	12/29/2017	01/02/18		1,256,100	1,256,283	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.85%	12/29/2017	01/02/18		1,487,962	1,488,192	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.85%	12/29/2017	01/02/18		1,117,586	1,117,758	U.S. Treasury Obligations	Overnight

					$11,232,908	$11,239,686

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Ultra Bond	3	03/20/18	$503	$6,340
U.S. Treasury 5 Year Note	11	03/29/18	1,278	(2,529)
Bank Acceptance	14	12/17/18	2,723	15

				3,826

Short Contracts
Euro-Bund	5	03/08/18	970	10,001
U.S. Treasury 10 Year Note	44	03/20/18	5,458	(2,130)
U.S. Treasury Long Bond	6	03/20/18	918	(532)
Long Gilt British	3	03/27/18	507	(6,579)
U.S. Treasury 2 Year Note	2	03/29/18	428	294
90-Day Eurodollar	11	12/17/18	2,691	(359)
90-Day Eurodollar	3	03/18/19	733	400

				1,095

				$4,921

114	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,000	BRL	55,607	Barclays Bank PLC	01/04/18	$238
USD	107,540	BRL	354,605	BNP Paribas SA	01/04/18	649
COP	69,003,450	USD	23,000	Barclays Bank PLC	01/05/18	117
USD	23,000	MXN	443,288	Barclays Bank PLC	01/05/18	463
RUB	1,470,357	EUR	21,000	Bank of America NA	01/12/18	270
RUB	3,550,860	USD	60,000	Bank of America NA	01/12/18	1,535
USD	27,000	JPY	3,033,824	BNP Paribas SA	01/12/18	62
USD	16,236	MXN	309,487	Bank of America NA	01/12/18	524
ZAR	73,077	USD	5,700	Barclays Bank PLC	01/12/18	198
CLP	9,170,420	USD	14,000	Credit Suisse International	01/16/18	902
JPY	302,932,460	USD	2,680,000	Goldman Sachs International	01/16/18	10,319
USD	2,680,000	JPY	301,111,400	Bank of America NA	01/16/18	5,853
USD	15,000	MXN	294,198	Barclays Bank PLC	01/17/18	79
ZAR	72,253	USD	5,674	Goldman Sachs International	01/17/18	152
USD	92,844	MXN	1,778,752	Barclays Bank PLC	01/22/18	2,725
IDR	192,262,000	USD	14,132	HSBC Bank PLC	01/26/18	62
IDR	109,042,343	USD	8,035	JP Morgan Chase Bank NA	01/26/18	15
CAD	15,000	MXN	228,049	Morgan Stanley & Co., Inc.	01/29/18	401
IDR	1,167,278,000	USD	86,000	Deutsche Bank AG	01/29/18	156
IDR	245,088,000	USD	18,000	JP Morgan Chase Bank NA	01/29/18	90
INR	1,295,300	USD	20,000	Barclays Bank PLC	01/29/18	252
RUB	999,600	USD	17,000	Credit Suisse International	01/29/18	251
RUB	1,682,660	USD	28,000	Bank of America NA	01/30/18	1,033
EUR	12,504	USD	14,664	Deutsche Bank AG	02/02/18	367
CAD	14,771	USD	11,500	Barclays Bank PLC	02/22/18	259
NOK	192,158	USD	23,000	Bank of America NA	02/22/18	437
USD	294,000	MXN	5,724,524	Barclays Bank PLC	03/21/18	6,875
USD	182,664	TRY	709,557	BNP Paribas SA	06/25/18	4,966
USD	87,609	TRY	348,443	Citibank NA	06/25/18	347
USD	83,626	TRY	337,035	Citibank NA	08/20/18	662

						40,259

BRL	47,834	USD	14,700	Bank of America NA	01/04/18	(281)
BRL	79,200	USD	24,000	Barclays Bank PLC	01/04/18	(126)
BRL	251,733	USD	77,000	BNP Paribas SA	01/04/18	(1,119)
BRL	65,240	USD	20,000	Goldman Sachs International	01/04/18	(334)
USD	11,160	BRL	37,243	BNP Paribas SA	01/04/18	(66)
MXN	440,609	USD	23,000	HSBC Bank PLC	01/05/18	(600)
USD	23,000	COP	69,511,750	Royal Bank of Scotland	01/05/18	(287)
USD	9,000	TRY	34,675	Goldman Sachs International	01/10/18	(129)
USD	26,813	AUD	35,000	BNP Paribas SA	01/12/18	(496)
USD	31,896	EUR	27,000	Royal Bank of Scotland	01/12/18	(517)
USD	10,000	RUB	591,810	Bank of America NA	01/12/18	(256)
USD	152,228	RUB	9,101,313	Credit Suisse International	01/12/18	(5,493)
USD	19,000	ZAR	259,048	Goldman Sachs International	01/12/18	(1,907)
MXN	49,169	USD	2,500	BNP Paribas SA	01/17/18	(6)
MXN	245,729	USD	12,500	UBS AG	01/17/18	(37)
USD	58,925	ZAR	855,827	BNP Paribas SA	01/17/18	(10,089)
MXN	540,995	USD	28,789	Citibank NA	01/22/18	(1,380)
USD	25,889	IDR	353,147,952	Barclays Bank PLC	01/26/18	(182)
USD	72,327	IDR	986,443,977	Citibank NA	01/26/18	(494)
USD	131,499	IDR	1,796,734,890	Deutsche Bank AG	01/26/18	(1,140)
USD	63,472	IDR	864,603,607	JP Morgan Chase Bank NA	01/26/18	(356)
USD	20,000	MXN	396,566	Bank of America NA	01/26/18	(75)
USD	20,000	INR	1,311,460	JP Morgan Chase Bank NA	01/29/18	(505)
BRL	314,571	USD	95,140	BNP Paribas SA	02/02/18	(657)
USD	22,187	IDR	303,513,084	JP Morgan Chase Bank NA	02/08/18	(201)
USD	15,690	EUR	13,305	Barclays Bank PLC	02/09/18	(311)
USD	11,500	CAD	14,760	Bank of America NA	02/22/18	(250)
MXN	736,972	USD	38,000	JP Morgan Chase Bank NA	03/21/18	(1,036)
TRY	1,058,000	USD	274,136	BNP Paribas SA	06/25/18	(9,176)
TRY	583,000	USD	150,011	BNP Paribas SA	08/20/18	(6,501)

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	60,545	TRY	245,965	BNP Paribas SA	08/20/18	$(1)

						(44,008)

	Net Unrealized Depreciation					$(3,749)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar Jun 19 Futures	232	06/15/18	USD	98.13	USD	56,913	$17,400
Put
U.S. Treasury 10 Year Note	32	01/26/18	USD	123.00	USD	3,936	4,000

							$21,400

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
EUR Currency	One-Touch	Morgan Stanley & Co. International PLC	06/07/18	EUR	4.35	EUR	4.35	EUR	2	$235

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call:
USD Currency	Morgan Stanley & Co. International PLC	01/11/18	CLP	660.00	USD	19	$—
USD Currency	Morgan Stanley & Co. International PLC	01/25/18	ZAR	14.00	USD	14	2
USD Currency	Goldman Sachs International	02/16/18	TRY	4.20	USD	19	33
USD Currency	Royal Bank of Scotland	02/16/18	JPY	114.00	USD	23	99
USD Currency	Goldman Sachs International	03/05/18	KRW	1,303.00	USD	1,130	2
USD Currency	Goldman Sachs International	03/05/18	KRW	1,156.00	USD	1,130	1,546
USD Currency	HSBC Bank PLC	03/05/18	KRW	1,190.00	USD	1,130	514
USD Currency	Deutsche Bank AG	05/16/18	MXN	20.00	USD	20	720
USD Currency	Bank of America NA	06/13/18	CHF	1.00	USD	35	226
USD Currency	BNP Paribas SA	06/13/18	CAD	1.29	USD	65	576
USD Currency	Citibank NA	06/13/18	SEK	8.53	USD	35	264
USD Currency	Deutsche Bank AG	06/13/18	JPY	113.40	USD	100	1,393
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	20.00	USD	20	1,010

							6,385

Put:
USD Currency	JP Morgan Chase Bank NA	01/12/18	ZAR	13.50	USD	19	1,654
USD Currency	Deutsche Bank AG	01/31/18	RUB	59.00	USD	17	435
USD Currency	Morgan Stanley & Co. International PLC	02/08/18	BRL	3.30	USD	24	286
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.32	EUR	25	20
USD Currency	Goldman Sachs International	02/16/18	TRY	3.86	USD	19	384
AUD Currency	Citibank NA	02/19/18	USD	0.76	AUD	19	25
AUD Currency	HSBC Bank PLC	06/13/18	USD	0.76	AUD	110	954
EUR Currency	HSBC Bank PLC	06/13/18	USD	1.17	EUR	415	3,212

							6,970

							$13,355

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	01/11/18	CLP	675.00	USD	19	$—
CAD Currency	JP Morgan Chase Bank NA	01/18/18	MXN	15.00	CAD	10	(369)

116	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Bank of America NA	01/25/18	ZAR	14.12	USD	19	$(2)
USD Currency	Deutsche Bank AG	01/31/18	RUB	61.00	USD	17	(19)
USD Currency	Morgan Stanley & Co. International PLC	02/08/18	BRL	3.45	USD	12	(66)
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.50	EUR	18	(728)
USD Currency	Goldman Sachs International	02/16/18	TRY	4.04	USD	19	(95)
AUD Currency	Citibank NA	02/19/18	USD	0.79	AUD	19	(117)
USD Currency	Goldman Sachs International	03/05/18	KRW	1,212.00	USD	1,130	(218)
USD Currency	Goldman Sachs International	03/05/18	KRW	1,190.00	USD	1,130	(516)
USD Currency	HSBC Bank PLC	03/05/18	KRW	1,303.00	USD	1,130	(2)
USD Currency	Bank of America NA	06/13/18	CHF	1.05	USD	35	(42)
USD Currency	BNP Paribas SA	06/13/18	CAD	1.36	USD	65	(150)
USD Currency	Citibank NA	06/13/18	SEK	8.95	USD	35	(78)
USD Currency	Deutsche Bank AG	06/13/18	JPY	119.00	USD	100	(289)
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	22.50	USD	20	(328)

							(3,019)

Put
USD Currency	JP Morgan Chase Bank NA	01/12/18	ZAR	13.00	USD	19	(885)
CAD Currency	JP Morgan Chase Bank NA	01/18/18	MXN	15.00	CAD	10	(6)
USD Currency	Credit Suisse International	01/26/18	RUB	58.50	USD	17	(308)
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.10	EUR	18	—
AUD Currency	HSBC Bank PLC	06/13/18	USD	0.72	AUD	110	(262)
EUR Currency	HSBC Bank PLC	06/13/18	USD	1.11	EUR	415	(615)

							(2,076)

							$(5,095)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar Jun 21 Futures	155	06/15/18	USD	97.88	USD	37,927	$(28,094)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	A	USD	163	$3,930	$3,756	$174

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP	137	$1,642	$—	$1,642

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	66	$(719)	$294	$(1,013)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	66	(735)	460	(1,195)

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Argentine Republic	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	56	$(6,718)	$(4,667)	$(2,051)
Argentine Republic	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	31	(3,707)	(2,618)	(1,089)
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	22	615	795	(180)
Loews Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	35	(1,443)	(1,138)	(305)
Republic of South Africa	1.00%	Quarterly	Bank of America NA	12/20/22	USD	24	628	940	(312)
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	40	1,042	1,559	(517)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	104	(2,011)	(1,586)	(425)
United Mexican States	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	20	53	88	(35)
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	11	30	48	(18)
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	12	33	50	(17)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	20	(37)	242	(279)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	20	(37)	245	(282)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	10	(18)	121	(139)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	70	(132)	1,016	(1,148)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	10	(18)	121	(139)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	40	(258)	—	(258)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	30	(194)	(4)	(190)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	40	(258)	(30)	(228)

							$(13,884)	$(4,064)	$(9,820)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/19	B	USD	10	$(33)	$(90)	$57
Transocean, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/19	B	USD	50	(164)	(451)	287
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	66	720	(340)	1,060
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/20	BBB+	USD	66	735	(401)	1,136
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	200	(78)	(1,670)	1,592
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	50	(30)	(819)	789
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	10	(430)	(554)	124
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	10	(358)	(511)	153
CMBX.NA.9.A	2.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	10	(358)	(266)	(92)
CMBX.NA.9.A	2.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	30	(1,072)	(1,539)	467
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	10	(358)	(481)	123
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	10	(358)	(496)	138
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	10	(358)	(216)	(142)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	10	(358)	(521)	163
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	8	(884)	(819)	(65)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	7	(775)	(844)	69
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5	(553)	(521)	(32)
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	10	(306)	(446)	140
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	20	(612)	(876)	264
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	NR	USD	10	(1,006)	(873)	(133)

								$(6,636)	$(12,734)	$6,098

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.98%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	05/16/17	(a)	01/02/18	BRL	166	$(60)	$—	$(60)
9.99%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	03/23/17	(a)	01/02/18	BRL	530	(1,150)	—	(1,150)
9.98%	At Termination	1 day BZDIOVER	At Termination	JP Morgan Chase Bank NA	03/23/17	(a)	01/02/18	BRL	530	(836)	—	(836)
4.55%	Monthly	28 day MXIBTIIE	Monthly	Barclays Bank PLC	03/25/15	(a)	03/21/18	MXN	408	150	—	150

118	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.85%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	06/11/14	(a)	11/01/18	MXN	358	$480	$—	$480
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/23/16	(a)	11/21/18	MXN	1,406	(622)	—	(622)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/23/16	(a)	11/21/18	MXN	1,688	(755)	—	(755)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/30/16	(a)	11/28/18	MXN	2,400	(1,175)	93	(1,268)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/30/16	(a)	11/28/18	MXN	1,361	(666)	—	(666)
7.02%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	N/A		01/02/19	BRL	678	(311)	—	(311)
7.75%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	08/30/17	(a)	01/02/19	BRL	436	(1,123)	—	(1,123)
1 day BZDIOVER	At Termination	9.25%	At Termination	Citibank NA	03/05/17	(a)	01/02/19	BRL	453	3,507	—	3,507
8.00%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	08/22/17	(a)	01/02/19	BRL	436	(1,508)	—	(1,508)
1 day BZDIOVER	At Termination	9.28%	At Termination	JP Morgan Chase Bank NA	02/05/17	(a)	01/02/19	BRL	430	3,374	—	3,374
1 day BZDIOVER	At Termination	8.21%	At Termination	Bank of America NA	N/A		01/02/20	BRL	454	530	—	530
1 day BZDIOVER	At Termination	9.14%	At Termination	Bank of America NA	08/30/17	(a)	01/04/21	BRL	194	547	—	547
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/11	(a)	05/16/21	USD	210	(8,010)	—	(8,010)
1 day BZDIOVER	At Termination	9.61%	At Termination	Bank of America NA	08/31/17	(a)	01/02/23	BRL	102	(73)	—	(73)
1 day BZDIOVER	At Termination	9.84%	At Termination	Citibank NA	08/17/17	(a)	01/02/23	BRL	194	546	—	546
1 day BZDIOVER	At Termination	9.85%	At Termination	Citibank NA	08/22/17	(a)	01/02/23	BRL	102	300	—	300
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/16/15	(a)	01/03/25	MXN	336	2,039	—	2,039
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/19/15	(a)	06/06/25	MXN	262	(1,131)	—	(1,131)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/22/15	(a)	06/09/25	MXN	131	(607)	—	(607)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/30/15	(a)	07/17/25	MXN	316	(1,477)	—	(1,477)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/24/15	(a)	08/11/25	MXN	1,180	5,631	—	5,631
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/18/15	(a)	12/05/25	MXN	36	(182)	—	(182)

										$(2,582)	$93	$(2,675)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.81%	Monthly	N/A		06/07/18	MXN	3,000	$(9)	$—	$(9)
28 day MXIBTIIE	Monthly	7.85%	Monthly	N/A		06/12/18	MXN	3,000	(1)	—	(1)
7.36%	Monthly	28 day MXIBTIIE	Monthly	01/30/17	(a)	01/28/19	MXN	4,421	1,666	—	1,666
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18	(a)	11/19/19	USD	13,490	(23,412)	—	(23,412)
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18	(a)	11/19/19	USD	7,010	(12,506)	—	(12,506)
3 month LIBOR	Quarterly	2.16%	Semi-Annual	12/06/18	(a)	12/06/19	USD	6,900	(5,195)	—	(5,195)
28 day MXIBTIIE	Monthly	7.32%	Monthly	02/23/17	(a)	02/20/20	MXN	3,960	(2,723)	—	(2,723)
28 day MXIBTIIE	Monthly	7.16%	Monthly	03/05/17	(a)	04/29/20	MXN	3,760	(3,349)	—	(3,349)
3 month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19	(a)	11/01/21	USD	1,435	(2,744)	—	(2,744)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20	(a)	11/19/21	USD	14,080	11,366	—	11,366
2.28%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20	(a)	11/19/21	USD	7,290	5,291	—	5,291
2.34%	Semi-Annual	3 month LIBOR	Quarterly	12/07/20	(a)	12/07/21	USD	7,230	1,616	—	1,616
3 month LIBOR	Quarterly	2.31%	Semi-Annual	12/09/19	(a)	12/08/21	USD	2,860	(2,041)	—	(2,041)
3 month LIBOR	Quarterly	2.39%	Semi-Annual	12/19/19	(a)	12/19/21	USD	1,420	1,004	—	1,004
28 day MXIBTIIE	Monthly	7.48%	Monthly	03/13/17	(a)	03/07/22	MXN	671	(471)	—	(471)
28 day MXIBTIIE	Monthly	7.47%	Monthly	03/13/17	(a)	03/07/22	MXN	671	(483)	—	(483)
28 day MXIBTIIE	Monthly	7.45%	Monthly	03/13/17	(a)	03/07/22	MXN	1,343	(1,029)	—	(1,029)
7.13%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/07/22	MXN	510	749	—	749
7.14%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/10/22	MXN	206	298	—	298
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	512	773	—	773
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	675	1,026	—	1,026
28 day MXIBTIIE	Monthly	6.32%	Monthly	07/30/15	(a)	07/17/25	MXN	633	(2,973)	—	(2,973)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	08/25/15	(a)	08/25/25	USD	20	(152)	—	(152)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	11/09/15	(a)	09/11/25	USD	31	(66)	—	(66)

									$(33,365)	$—	$(33,365)

(a)	Forward Swap.

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$3,756	$—	$25,605	$(57,154)
OTC Derivatives	6,072	(22,777)	23,666	(30,063)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$17,035	$15	$17,050
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	40,259	—	—	40,259
Options purchased
Investments at value — unaffiliated(b)	—	—	—	13,590	21,400	—	34,990
Swaps — centrally cleared
Net unrealized appreciation(a)	—	174	—	—	23,789	1,642	25,605
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	12,541	—	—	17,197	—	29,738

Total	$—	$12,715	$—	$53,849	$79,421	$1,657	$147,642

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$12,129	$—	$12,129
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	44,008	—	—	44,008
Options written
Options written, at value	—	—	—	5,095	28,094	—	33,189
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	57,154	—	57,154
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	33,061	—	—	19,779	—	52,840

	$—	$33,061	$—	$49,103	$117,156	$—	$199,320

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

120	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$142,609	$—	$142,609
Forward Foreign currency exchange contracts	—	—	—	(8,471)	—	—	(8,471)
Options purchased(a)	—	—	—	(50,390)	(90,601)	—	(140,991)
Options written	—	—	489	25,791	25,965	—	52,245
Swaps	—	(26,496)	—	(8,649)	(18,408)	—	(53,553)

	$—	$(26,496)	$489	$(41,719)	$59,565	$—	$(8,161)

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$12,718	$15	$12,733
Forward Foreign currency exchange contracts	—	—	—	(27,251)	—	—	(27,251)
Options purchased(b)	—	—	—	(39,095)	(33,485)	—	(72,580)
Options written	—	—	—	17,186	18,778	—	35,964
Swaps	—	(28,253)	—	—	4,024	4,806	(19,423)

	$—	$(28,253)	$—	$(49,160)	$2,035	$4,821	$(70,557)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,615,643
Average notional value of contracts — short	$5,933,488
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,555,512
Average amounts sold — in USD	$2,733,145
Options:
Average value of option contracts purchased	$29,478
Average value of option contracts written	$13,623
Credit default swaps:
Average notional value — buy protection	$1,318,442
Average notional value — sell protection	$772,750
Interest rate swaps:
Average notional value — pays fixed rate	$9,316,798
Average notional value — receives fixed rate	$12,209,016
Inflation swaps:
Average notional value — receives fixed rate	$80,200
Total return swaps:
Average notional value	$457,392

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$9,122
Forward foreign currency exchange contracts	40,259	44,008
Options(a)	34,990	33,189
Swaps — Centrally cleared	83	—
Swaps — OTC(b)	29,738	52,840

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$105,070	$139,159
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(21,483)	(37,216)

Total derivative assets and liabilities subject to an MNA	$83,587	$101,943

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$15,934	$(5,573)	$—	$—	$10,361
Barclays Bank PLC	12,239	(2,277)	—	—	9,962
BNP Paribas SA	6,253	(6,253)	—	—	—
Citibank NA	5,744	(5,744)	—	—	—
Credit Suisse International	3,140	(3,140)	—	—	—
Deutsche Bank AG	10,160	(10,160)	—	—	—
Goldman Sachs International	12,904	(12,904)	—	—	—
HSBC Bank PLC	4,742	(1,479)	—	—	3,263
JP Morgan Chase Bank NA	7,573	(7,573)	—	—	—
JPMorgan Securities LLC	467	(467)	—	—	—
Morgan Stanley & Co. International PLC	4,332	(4,332)	—	—	—
Royal Bank of Scotland	99	(99)	—	—	—

	$83,587	$(60,001)	—	—	$23,586

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$5,573	$(5,573)	$—	$—	$—
Barclays Bank PLC	2,277	(2,277)	—	—	—
BNP Paribas SA	28,261	(6,253)	—	—	22,008
Citibank NA	8,761	(5,744)	—	—	3,017
Credit Suisse International	9,145	(3,140)	—	—	6,005
Deutsche Bank AG	13,319	(10,160)	—	—	3,159
Goldman Sachs International	14,719	(12,904)	—	—	1,815
HSBC Bank PLC	1,479	(1,479)	—	—	—
JP Morgan Chase Bank NA	9,368	(7,573)	—	—	1,795
JPMorgan Securities LLC	2,903	(467)	—	—	2,436
Morgan Stanley & Co. International PLC	5,297	(4,332)	—	—	965
Royal Bank of Scotland	804	(99)	—	—	705
UBS AG	37	—	—	—	37

	$101,943	$(60,001)	$—	$—	$41,942

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

122	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long — Term Investments:
Asset — Backed Securities	$—	$6,459,960	$118,780	$6,578,740
Corporate Bonds(a)	—	14,850,090	—	14,850,090
Floating Rate Loan Interests	—	—	250,041	250,041
Foreign Agency Obligations	—	243,836	—	243,836
Foreign Government Obligations	—	2,182,515	—	2,182,515
Investment Companies	547,993	—	—	547,993
Municipal Bonds	—	4,783,805	—	4,783,805
Non — Agency Mortgage — Backed Securities	—	3,513,121	551,339	4,064,460
Other Interests	—	—	—	—
Trust Preferreds	190,079	—	—	190,079
U.S. Government Sponsored Agency Securities	—	22,924,566	—	22,924,566
U.S. Treasury Obligations	—	16,852,218	—	16,852,218
Short — Term Securities:
Borrowed Bond Agreements	—	666,843	—	666,843
Money Market Funds	687,812	—	—	687,812
Options Purchased:
Foreign currency exchange contracts	—	13,590	—	13,590
Interest rate contracts	21,400	—	—	21,400
Liabilities:
Investments:
Borrowed Bonds	—	(665,529)	—	(665,529)
TBA Sale Commitments	—	(8,591,429)	—	(8,591,429)

	$1,447,284	$63,233,586	$920,160	$65,601,030

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$6,736	$—	$6,736
Foreign currency exchange contracts	—	40,259	—	40,259
Interest rate contracts	17,035	40,893	—	57,928
Other contracts	15	1,642	—	1,657
Liabilities:
Credit contracts	—	(10,284)	—	(10,284)
Foreign currency exchange contracts	—	(49,103)	—	(49,103)
Interest rate contracts	(40,223)	(76,933)	—	(117,156)

Total	$(23,173)	$(46,790)	$—	$(69,963)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $11,239,686 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Options Purchased	Options Written	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of December 31, 2016	$1,579,936	$—	$566,628	$—	$—	$—	$2,146,564
Transfers into Level 3	—	—	94,857	—	—	—	94,857
Transfers out of Level 3	(1,179,620)	—	(118,460)	—	—	(23,770)	(1,321,850)
Accrued discounts/premiums	219	369	775	—	—	(27)	1,336
Net realized gain (loss)	1,756	350	8,326	—	—	25	10,457
Net change in unrealized appreciation (depreciation)(a)(b)	(2,949)	(5,830)	(20,567)	(756)	(1,384)	—	(31,486)
Purchases	—	381,497	307,065	756	1,384	33,896	724,598
Sales	(280,562)	(126,345)	(287,285)	—	—	(10,124)	(704,316)

Closing Balance, as of December 31, 2017	$118,780	$250,041	$551,339	$—	$—	$—	$920,160

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$(2,214)	$(5,830)	$(19,826)	$—	$—	$—	$(27,870)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

124	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 3.6%(a)
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 3.18%, 09/15/26(b)	USD	170	$172,702
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.83%, 06/15/27(b)		170	170,584
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 2.62%, 08/15/30(b)		500	503,817
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.85%, 11/22/25(b)		600	604,102
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	99,058
Washington Mill CLO Ltd., Series 2014-1A, Class A1R, 2.58%, 04/20/26(b)		400	400,833

Total Asset-Backed Securities — 3.6% (Cost: $1,939,828)			1,951,096

Foreign Government Obligations — 0.8%

Mexico — 0.8%
United Mexican States, 5.00%, 12/11/19	MXN	9,650	467,156

Total Foreign Government Obligations — 0.8% (Cost: $516,413)			467,156

Non-Agency Mortgage-Backed Securities — 3.9%

Commercial Mortgage-Backed Securities — 3.2%(a)
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.86%, 07/05/33(b)	USD	600	602,787
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29		350	353,161
CSMC Trust:
Series 2016-MFF, Class A, 3.08%, 11/15/33(b)		100	100,616
Series 2017-CALI, Class A, 3.43%, 11/10/32		100	102,362
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34		150	153,253
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 2.78%, 12/15/34(b)		115	114,720
LMREC, Inc., Series 2016-CRE2, Class A, 3.24%, 11/24/31(b)		100	101,000
RAIT Trust, Series 2017-FL7, Class A, 2.43%, 06/15/37(b)		250	250,129

			1,778,028

Interest Only Commercial Mortgage-Backed Securities — 0.7%(b)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.75%, 05/10/58		627	66,621
Commercial Mortgage Trust, Series 2015-CR24, Class XA, 0.81%, 08/10/48		1,142	55,316
Core Industrial Trust(a):
Series 2015-CALW, Class XA, 0.81%, 02/10/34		3,120	91,095
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		2,600	72,522
Series 2015-WEST, Class XA, 0.93%, 02/10/37		1,300	76,260

			361,814

Total Non-Agency Mortgage-Backed Securities — 3.9% (Cost: $2,140,796)			2,139,842

U.S. Government Sponsored Agency Securities — 69.7%

Agency Obligations — 0.8%
Federal Home Loan Bank, 4.00%, 04/10/28		400	442,473

Security	Par (000)		Value
Collateralized Mortgage Obligations — 1.9%
Federal National Mortgage Association:
Series 2017-69, Class HA, 3.00%, 06/25/46	USD	584	$589,527
Series 2011-8, Class ZA, 4.00%, 02/25/41		264	276,456
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.78%, 07/20/39(b)		152	172,770

			1,038,753

Interest Only Commercial Mortgage-Backed Securities — 1.8%(b)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2015-K718, Class X2A, 0.10%, 02/25/22(a)		18,487	60,696
Series K064, Class X1, 0.61%, 03/25/27		1,198	56,983
Series K718, Class X1, 0.64%, 01/25/22		328	7,284
Federal National Mortgage Association ACES Variable Rate Notes:
Series 2015-M1, Class X2, 0.55%, 09/25/24		4,235	132,577
Series 2016-M4, Class X2, 2.70%, 01/25/39		522	59,259
Government National Mortgage Association, Series 2016-22, 0.81%, 11/16/55		2,227	129,019
Government National Mortgage Association Variable Rate Notes:
Series 2003-17, Class IO, 0.00%, 03/16/43		944	—
Series 2003-109, Class IO, 0.00%, 11/16/43		1,017	193
Series 2002-83, Class IO, 0.00%, 10/16/42		465	1
Series 2017-168, Class IO, 0.66%, 12/16/59		614	41,492
Series 2017-72, Class IO, 0.68%, 04/16/57		1,114	74,988
Series 2017-54, Class IO, 0.68%, 12/16/58		159	10,636
Series 2017-53, Class IO, 0.69%, 11/16/56		3,954	249,844
Series 2017-44, Class IO, 0.70%, 04/17/51		632	39,369
Series 2017-64, Class IO, 0.72%, 11/16/57		302	20,930
Series 2017-30, Class IO, 0.76%, 08/16/58		631	41,704
Series 2017-61, Class IO, 0.77%, 05/16/59		427	34,820

			959,795

Mortgage-Backed Securities — 65.2%
Federal Home Loan Mortgage Corp.:
2.50%, 09/01/27 - 02/01/32		452	452,723
2.50%, 01/15/33(c)		66	65,887
3.00%, 01/01/30 - 04/01/47		652	658,328
3.00%, 01/15/33 - 01/15/48(c)		1,177	1,180,953
3.50%, 04/01/31 - 03/01/47		1,363	1,413,030
3.50%, 01/15/48(c)		1,159	1,190,650
4.00%, 08/01/40 - 08/01/47		640	676,240
4.00%, 01/15/48(c)		366	382,727
4.50%, 02/01/39 - 11/01/47		382	407,476
5.00%, 11/01/41		143	155,886
5.50%, 06/01/41		134	148,162
8.00%, 03/01/30 - 06/01/31		14	14,768
Federal National Mortgage Association:
2.50%, 09/01/27 - 09/01/32		968	968,490
2.50%, 01/25/33 - 02/25/33(c)		1,404	1,401,918
3.00%, 04/01/29 - 03/01/47		4,138	4,174,766
3.00%, 01/25/33 - 01/25/48(c)		3,648	3,648,704
3.50%, 04/01/29 - 05/01/47		3,103	3,212,353
4.00%, 02/01/25 - 08/01/47		3,842	4,045,467
4.00%, 01/25/48(c)		1,392	1,455,668
4.50%, 06/01/26 - 12/01/47		1,662	1,781,618
4.50%, 01/25/48(c)		174	185,119
5.00%, 02/01/35 - 12/01/43		307	332,348
5.50%, 11/01/21 - 09/01/39		414	453,592
6.00%, 04/01/35 - 09/01/40		274	310,161
6.50%, 05/01/40		60	67,121
Government National Mortgage Association:
3.00%, 01/15/48(c)		277	279,510
3.50%, 12/20/41 - 10/20/46		337	350,279
3.50%, 01/15/48(c)		2,194	2,268,248
4.00%, 10/20/40 - 02/20/47		279	293,338

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (continued) :
4.00%, 01/15/48 - 02/15/48(c)	USD	1,965	$2,048,234
4.50%, 12/20/39 - 02/15/42		1,379	1,463,356
5.00%, 07/15/39 - 07/20/44		106	114,971

			35,602,091

Total U.S. Government Sponsored Agency Securities — 69.7% (Cost: $38,104,763)			38,043,112

U.S. Treasury Obligations — 56.2%

U.S. Treasury Bonds:
4.25%, 05/15/39		181	228,774
4.50%, 08/15/39		176	229,907
4.38%, 11/15/39		176	226,455
3.13%, 02/15/43		640	687,575
2.88%, 05/15/43 - 11/15/46		824	846,847
3.63%, 08/15/43		611	713,104
3.75%, 11/15/43		718	855,514
3.00%, 02/15/47		116	121,995
2.75%, 11/15/47(d)		841	842,380
U.S. Treasury Notes:
1.25%, 04/30/19 - 05/31/19(d)		3,858	3,826,750
1.75%, 11/30/19 - 09/30/22(d)		5,901	5,854,070
1.50%, 04/15/20 - 03/31/23(d)		2,861	2,826,639
2.63%, 08/15/20 - 11/15/20(d)		2,933	2,985,556
1.88%, 12/15/20 - 04/30/22(d)		1,607	1,592,096
1.63%, 11/15/22 - 04/30/23		839	816,388
2.00%, 11/30/22 - 11/15/26(d)		5,467	5,374,887
2.13%, 11/30/24 - 05/15/25(d)		1,461	1,441,170
2.25%, 11/15/25 - 11/15/27(d)		1,198	1,183,492

Total U.S. Treasury Obligations — 56.2% (Cost: $30,740,248)			30,653,599

Total Long-Term Investments — 134.2% (Cost: $73,442,048)			73,254,805

	Shares
Money Market Funds — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(e)(f)		1,681,021	1,681,021

Total Money Market Funds — 3.1% (Cost: $1,681,021)			1,681,021

Total Options Purchased — 0.1% (Cost: $119,231)			76,077

Total Investments Before TBA Sale Commitments — 137.4% (Cost: $75,242,300)			75,011,903

Security	Par (000)		Value
TBA Sale Commitments — (21.8)%(c)

Mortgage-Backed Securities — (21.8)%
Federal Home Loan Mortgage Corp.:
3.00%, 01/15/48	USD	54	$(53,991)
3.50%, 01/15/33 - 01/15/48		620	(639,908)
4.50%, 01/15/48		38	(40,393)
Federal National Mortgage Association:
2.50%, 01/25/33		50	(49,922)
3.00%, 01/25/33 - 02/25/48		4,952	(4,978,624)
3.50%, 01/25/33 - 01/25/48		1,265	(1,299,689)
4.00%, 01/25/33 - 02/25/48		3,456	(3,610,439)
4.50%, 01/25/48 - 02/25/48		348	(370,022)
5.00%, 01/25/48		135	(145,096)
5.50%, 01/25/48		74	(81,085)
6.00%, 01/25/48		69	(77,169)
Government National Mortgage Association:
3.00%, 01/15/48		210	(211,903)
4.50%, 01/15/48		358	(375,508)

Total TBA Sale Commitments — (21.8)% (Proceeds: $11,934,717)			(11,933,749)

Total Investments Net of TBA Sale Commitments — 115.6% (Cost: $63,307,583)			63,078,154
Liabilities in Excess of Other Assets — (15.6)%			(8,497,917)

Net Assets — 100.0%			$54,580,237

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	$(1,066,456)	$459
Barclays Capital, Inc.	(77,052)	51
BNP Paribas SA	33,740	485
Citigroup Global Markets Inc.	(228,595)	(57)
Credit Suisse Securities USA LLC	(47,295)	568
Daiwa Capital Markets America, Inc.	280,000	175
Deutsche Bank Securities, Inc.	(208,965)	(293)
Goldman Sachs & Co.	(946,372)	(3,761)
JP Morgan Chase Bank	(1,296,742)	1,596
Mizuho Securities USA, Inc.	(606,491)	382
Morgan Stanley & Co., Inc.	(713,006)	980
Nomura Securities International, Inc.	(332,855)	(476)
RBC Dain Rauscher, Inc.	1,294,505	(225)
Wells Fargo Securities LLC	(5,053)	120

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Annualized 7-day yield as of period end.

126	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio

(f)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,681,021	1,681,021	$1,681,021	$13,583	$9	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.75%	12/29/2017	01/02/18	$204,413	$204,426	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.15%	12/29/2017	01/02/18	2,668,660	2,668,916	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.75%	12/29/2017	01/02/18	1,500,352	1,500,446	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.45%	12/29/2017	01/02/18	2,273,818	2,273,903	U.S. Treasury Obligations	Overnight

				$6,647,243	$6,647,691

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	4	03/20/18	$612	$322
90-Day Eurodollar	12	12/17/18	2,936	(485)
Bank Acceptance	14	12/17/18	2,723	15
90-Day Eurodollar	10	03/16/20	2,442	(4,575)

				(4,723)

Short Contracts
Euro-Bund	5	03/08/18	970	10,001
U.S. Treasury 10 Year Note	56	03/20/18	6,947	(3,352)
Long Gilt	4	03/27/18	676	(8,948)
U.S. Treasury 2 Year Note	2	03/29/18	428	295
U.S. Treasury 5 Year Note	1	03/29/18	116	(219)
90-Day Eurodollar	1	03/18/19	244	424
90-Day Eurodollar	23	12/16/19	5,616	871

				(928)

				$(5,651)

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,000	BRL	29,439	Barclays Bank PLC	01/04/18	$126
USD	42,740	BRL	140,963	BNP Paribas SA	01/04/18	249
USD	107	MXN	2,000	BNP Paribas SA	01/04/18	5
COP	36,001,800	USD	12,000	Barclays Bank PLC	01/05/18	61
USD	12,000	MXN	231,281	Barclays Bank PLC	01/05/18	242
RUB	1,479,525	USD	25,000	Bank of America NA	01/12/18	639
USD	14,000	JPY	1,573,094	BNP Paribas SA	01/12/18	32
USD	15,224	MXN	290,176	Bank of America NA	01/12/18	492
JPY	313,105,565	USD	2,770,000	Goldman Sachs International	01/16/18	10,666
USD	2,770,000	JPY	311,223,350	Bank of America NA	01/16/18	6,050
USD	14,207	MXN	272,189	Barclays Bank PLC	01/22/18	417
IDR	610,785,000	USD	45,000	Deutsche Bank AG	01/29/18	81
IDR	136,160,000	USD	10,000	JP Morgan Chase Bank NA	01/29/18	50
INR	712,415	USD	11,000	Barclays Bank PLC	01/29/18	139
RUB	841,330	USD	14,000	Bank of America NA	01/30/18	517
CAD	7,707	USD	6,000	Barclays Bank PLC	02/22/18	135
NOK	100,256	USD	12,000	Bank of America NA	02/22/18	228
USD	310,000	MXN	6,036,063	Barclays Bank PLC	03/21/18	7,249
USD	96,406	TRY	374,488	BNP Paribas SA	06/25/18	2,621
USD	47,146	TRY	187,512	Citibank NA	06/25/18	187
USD	43,893	TRY	176,900	Citibank NA	08/20/18	347

						30,533

BRL	24,405	USD	7,500	Bank of America NA	01/04/18	(143)
BRL	127,504	USD	39,000	BNP Paribas SA	01/04/18	(566)
BRL	35,882	USD	11,000	Goldman Sachs International	01/04/18	(184)
USD	5,760	BRL	19,222	BNP Paribas SA	01/04/18	(34)
MXN	229,883	USD	12,000	HSBC Bank PLC	01/05/18	(313)
USD	12,000	COP	36,267,000	Royal Bank of Scotland	01/05/18	(149)
USD	13,789	AUD	18,000	BNP Paribas SA	01/12/18	(255)
USD	16,539	EUR	14,000	Royal Bank of Scotland	01/12/18	(268)
MXN	272,189	USD	14,484	Citibank NA	01/22/18	(694)
USD	11,000	INR	721,303	JP Morgan Chase Bank NA	01/29/18	(278)
BRL	120,155	USD	36,340	BNP Paribas SA	02/02/18	(251)
USD	6,000	CAD	7,701	Bank of America NA	02/22/18	(131)
MXN	969,700	USD	50,000	JP Morgan Chase Bank NA	03/21/18	(1,363)
TRY	562,000	USD	145,650	BNP Paribas SA	06/25/18	(4,906)
TRY	306,000	USD	78,739	BNP Paribas SA	08/20/18	(3,415)
USD	31,778	TRY	129,100	BNP Paribas SA	08/20/18	(1)

						(12,951)

	Net Unrealized Appreciation					$17,582

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar Jun 19 Futures	244	06/15/18	USD	98.13	USD	59,856	$18,300
Put
U.S. Treasury 10 Year Note Mar 18 Futures	47	01/26/18	USD	123.00	USD	5,781	5,875
90-day Eurodollar Mar 20 Futures	42	03/16/18	USD	97.75	USD	10,264	16,275

							22,150

							$40,450

128	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
EUR Currency	One-Touch	Morgan Stanley & Co. International PLC	—	06/07/18	EUR	4.35	EUR	4.35	EUR	1	$117

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Royal Bank of Scotland	02/16/18	JPY	114.00	USD	12	$51
USD Currency	Deutsche Bank AG	03/05/18	KRW	1,156.00	USD	587	803
USD Currency	Bank of America NA	06/13/18	CHF	1.00	USD	28	181
USD Currency	BNP Paribas SA	06/13/18	CAD	1.29	USD	56	496
USD Currency	Citibank NA	06/13/18	SEK	8.53	USD	28	211
USD Currency	Deutsche Bank AG	06/13/18	JPY	113.40	USD	84	1,170

							2,912

Put
AUD Currency	JP Morgan Chase Bank NA	06/13/18	USD	0.76	AUD	84	728
EUR Currency	Bank of America NA	06/13/18	USD	1.17	EUR	351	2,717

							3,445

							$6,357

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap, 10/16/2018	2.50%	Semi Annual	3 month LIBOR	Quarterly	Citibank NA	10/18/23	2.50%	USD 4,700	$29,153

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar Jun 21 Futures	163	06/15/18	USD	97.88	USD	39,884	$(29,544)
Put
90-day Eurodollar Mar 20 Futures	42	03/16/18	USD	97.50	USD	10,238	(4,200)

							$(33,744)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	USD	328	$(7,910)	$(6,499)	$(1,411)

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	2,579	$971	$—	$971
1.47%	At Termination	1 day Fed Funds	At Termination	12/19/18	(a)	03/20/19	USD	23,511	26,504	—	26,504
1 day Fed Funds	At Termination	1.47%	At Termination	12/19/18	(a)	03/20/19	USD	23,511	(26,504)	(7,608)	(18,896)
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18	(a)	11/19/19	USD	14,150	(24,557)	—	(24,557)
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18	(a)	11/19/19	USD	7,350	(13,113)	—	(13,113)
3 month LIBOR	Quarterly	2.16%	Semi-Annual	12/06/18	(a)	12/06/19	USD	7,150	(5,383)	—	(5,383)
28 day MXIBTIIE	Monthly	7.32%	Monthly	N/A		02/20/20	MXN	2,083	(1,432)	—	(1,432)
28 day MXIBTIIE	Monthly	7.16%	Monthly	N/A		04/29/20	MXN	1,970	(1,754)	—	(1,754)
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	470	(10,295)	(4,350)	(5,945)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	1,400	30,667	—	30,667
3 month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19	(a)	11/01/21	USD	1,490	(2,849)	—	(2,849)
2.28%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20	(a)	11/19/21	USD	7,640	5,545	—	5,545
2.27%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20	(a)	11/19/21	USD	14,770	11,924	—	11,924
2.34%	Semi-Annual	3 month LIBOR	Quarterly	12/07/20	(a)	12/07/21	USD	7,490	1,674	—	1,674
3 month LIBOR	Quarterly	2.31%	Semi-Annual	12/09/19	(a)	12/08/21	USD	2,960	(2,112)	—	(2,112)
3 month LIBOR	Quarterly	2.39%	Semi-Annual	12/19/19	(a)	12/19/21	USD	1,460	1,032	—	1,032
28 day MXIBTIIE	Monthly	7.45%	Monthly	N/A		03/07/22	MXN	711	(545)	—	(545)
28 day MXIBTIIE	Monthly	7.47%	Monthly	N/A		03/07/22	MXN	355	(256)	—	(256)
28 day MXIBTIIE	Monthly	7.48%	Monthly	N/A		03/07/22	MXN	355	(250)	—	(250)
3 month LIBOR	Quarterly	1.84%	Semi-Annual	N/A		08/23/22	USD	400	(4,826)	—	(4,826)
3 month LIBOR	Quarterly	1.88%	Semi-Annual	N/A		09/18/22	USD	300	(3,261)	—	(3,261)
3 month LIBOR	Quarterly	1.98%	Semi-Annual	N/A		09/22/22	USD	650	(4,260)	—	(4,260)
7.13%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/07/22	MXN	266	390	—	390
7.14%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/10/22	MXN	107	156	—	156
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	350	531	—	531
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	265	401	—	401
3 month LIBOR	Quarterly	2.23%	Semi-Annual	N/A		12/20/22	USD	500	(91)	—	(91)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	10	(77)	—	(77)

									$(21,770)	$(11,958)	$(9,812)

(a)	Forward swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP	146	$1,751	$—	$1,751

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	231	$(4,453)	$(3,511)	$(942)
United Mexican States	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	23	61	101	(40)

							$(4,392)	$(3,410)	$(982)

130	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
9.99%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/18	BRL	280	$(606)	$—	$(606)
8.98%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/18	BRL	86	(31)	—	(31)
9.98%	At Termination	1 day BZDIOVER	At Termination	JP Morgan Chase Bank NA	01/02/18	BRL	280	(442)	—	(442)
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	820	(363)	—	(363)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	984	(441)	—	(441)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	1,400	(685)	—	(685)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	794	(388)	—	(388)
7.75%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	229	(590)	—	(590)
7.02%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	352	(162)	—	(162)
1 day BZDIOVER	At Termination	9.25%	At Termination	Citibank NA	01/02/19	BRL	238	1,845	—	1,845
8.00%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/19	BRL	228	(790)	—	(790)
1 day BZDIOVER	At Termination	9.28%	At Termination	JP Morgan Chase Bank NA	01/02/19	BRL	226	1,775	—	1,775
1 day BZDIOVER	At Termination	8.21%	At Termination	Bank of America NA	01/02/20	BRL	237	276	—	276
1 day BZDIOVER	At Termination	9.14%	At Termination	Bank of America NA	01/04/21	BRL	102	287	—	287
1 day BZDIOVER	At Termination	9.61%	At Termination	Bank of America NA	01/02/23	BRL	53	(38)	—	(38)
1 day BZDIOVER	At Termination	9.85%	At Termination	Citibank NA	01/02/23	BRL	53	157	—	157
1 day BZDIOVER	At Termination	9.84%	At Termination	Citibank NA	01/02/23	BRL	102	287	—	287
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	511	(2,419)	—	(2,419)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	640	3,054	—	3,054

								$726	$—	$726

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(18,457)	$81,546	$(91,018)
OTC Derivatives	101	(3,511)	7,681	(7,937)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$11,913	$15	$11,928
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	30,533		—	30,533
Options purchased
Investments at value — unaffiliated(b)	—	—	—	6,474	69,603	—	76,077
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	79,795	1,751	81,546
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	101	—	—	7,681	—	7,782

Total	$—	$101	$—	$37,007	$168,992	$1,766	$207,866

Liabilities — Derivative Financial Instruments
Future contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$17,579	$—	$17,579
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	12,951	—	—	12,951

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written
Options written, at value	$—	$—	$—	$—	$33,744	$—	$33,744
Swaps — centrally cleared
Net unrealized depreciation(a)	—	1,411	—	—	89,607	—	91,018
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,493	—	—	6,955	—	11,448

	$—	$5,904	$—	$12,951	$147,885	$—	$166,740

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(8,952)	$—	$(8,952)
Forward Foreign currency exchange contracts	—	—	—	15,826	—	—	15,826
Options purchased(a)	—	—	—	(34,378)	(95,403)	—	(129,781)
Options written	—	—	—	(7,688)	58,895	—	51,207
Swaps	—	(32,544)	—	(9,159)	(35,728)	—	(77,431)

	$—	$(32,544)	—	$(35,399)	(81,188)	—	(149,131)

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$60,219	$15	$60,234
Forward Foreign currency exchange contracts	—	—	—	13,395	—	—	13,395
Options purchased(b)	—	—	—	(16,129)	(34,836)	—	(50,965)
Options written	—	—	—	—	12,570	—	12,570
Swaps	—	(382)	—	—	27,608	5,116	32,342

	$—	$(382)	$—	$(2,734)	$65,561	$5,131	$67,576

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,934,811
Average notional value of contracts — short	$16,094,152
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,069,054
Average amounts sold — in USD	$1,887,417
Options:
Average value of option contracts purchased	$36,533
Average value of option contracts written	$10,066
Average notional value of swaption contracts purchased	$1,925,000
Average notional value of swaption contracts written	$6,040,000
Credit default swaps:
Average notional value — buy protection	$714,750
Interest rate swaps:
Average notional value — pays fixed rate	$23,241,677
Average notional value — receives fixed rate	$26,661,161
Inflation swaps:
Average notional value — receives fixed rate	$98,346
Total return swaps:
Average notional value	$484,062

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

132	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$10,431
Forward foreign currency exchange contracts	30,533	12,951
Options(a)	76,077	33,744
Swaps — Centrally cleared	2,788	—
Swaps — OTC(b)	7,782	11,448

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$117,180	$68,574
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(43,238)	(44,175)

Total derivative assets and liabilities subject to an MNA	$73,942	$24,399

(a)	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$11,387	$(1,064)	$—	$—	$10,323
Barclays Bank PLC	8,470	(40)	—	—	8,430
BNP Paribas SA	3,403	(3,403)	—	—	—
Citibank NA	32,187	(3,169)	—	—	29,018
Deutsche Bank AG	5,108	—	—	—	5,108
Goldman Sachs International	10,666	(2,603)	—	—	8,063
JP Morgan Chase Bank NA	2,553	(2,553)	—	—	—
Morgan Stanley & Co. International PLC	117	—	—	—	117
Royal Bank of Scotland	51	(51)	—	—	—

	$73,942	$(12,883)	$—	$—	$61,059

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$1,064	$(1,064)	$—	$—	$—
Barclays Bank PLC	40	(40)	—	—	—
BNP Paribas SA	9,428	(3,403)	—	—	6,025
Citibank NA	3,169	(3,169)	—	—	—
Goldman Sachs International	2,603	(2,603)	—	—	—
HSBC Bank PLC	313	—	—	—	313
JP Morgan Chase Bank NA	7,365	(2,553)	—	—	4,812
Royal Bank of Scotland	417	(51)	—	—	366

	$24,399	$(12,883)	$—	$—	$11,516

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$73,254,805	$—	$73,254,805
Money Market Funds	1,681,021	—	—	1,681,021
Options Purchased:
Foreign currency exchange contracts	—	6,474	—	6,474
Interest rate contracts	40,450	29,153	—	69,603
Liabilities:
TBA Sale Commitments	—	(11,933,749)	—	(11,933,749)

	$1,721,471	$61,356,683	$—	$63,078,154

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$30,533	$—	$30,533
Interest rate contracts	11,913	87,476	—	99,389
Other contracts	15	1,751	—	1,766
Liabilities:
Credit contracts	—	(2,393)	—	(2,393)
Foreign currency exchange contracts	—	(12,951)	—	(12,951)
Interest rate contracts	(51,323)	(96,562)	—	(147,885)

	$(39,395)	$7,854	$—	$(31,541)

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $6,647,691 are categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

134	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2017

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

ASSETS
Investments at value — unaffiliated(b)(c)	$185,651,292	$515,884,524	$170,751,626	$201,672,782
Investments at value — affiliated(d)	2,614,555	59,854,528	9,126,269	13,163,248
Cash	5,859	15,601	—	25,929
Cash pledged:
Futures contracts	82,000	1,301,000	—	50,000
Centrally cleared swaps	—	351,182	—	100,000
Foreign currency at value(e)	—	1,943,446	37	84,450
Receivables:
Investments sold	1,993,964	5,994,394	—	435,734
Securities lending income — affiliated	222	549	1,210	1,554
TBA sale commitments(f)	—	29,204,659	—	—
Dividends — affiliated	1,602	23,878	489	7,185
Dividends — unaffiliated	234,968	389,907	19,836	168,047
Interest — unaffiliated	—	1,092,143	—	460,386
From custodian	—	28,521	—	—
From the Manager	26,000	—	1,608	22,429
Variation margin on futures contracts	—	—	—	8,244
Variation margin on centrally cleared swaps	—	3,280	—	17,794
Swap premiums paid	—	12,896	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	94,618	—	170,342
OTC swaps	—	78,728	—	558,560
Prepaid expenses	867	2,355	798	960
Other assets	—	13,171	—	—

Total assets	190,611,329	616,289,380	179,901,873	216,947,644

LIABILITIES
Cash received:
Collateral — OTC derivatives	—	—	—	410,000
Borrowed bonds at value(g)	—	1,025,096	—	—
Cash collateral on securities loaned at value	661,965	6,749,263	8,907,893	4,117,928
Options written at value(h)	—	103,176	—	195,657
TBA sale commitments at value	—	29,173,718	—	—
Reverse repurchase agreements at value	—	22,351,933	—	—
Payables:
Investments purchased	1,988,875	44,816,978	—	198,332
Accounting fees	20,342	45,551	19,662	39,754
Capital shares redeemed	214,874	5,309	2,962	49,645
Custodian fees	12,301	51,635	8,087	58,243
Printing fees	11,660	14,595	13,993	13,500
Professional fees	26,080	47,504	29,176	78,924
Transfer agent fees	23,854	88,996	30,022	2,502
Interest expense	—	3,100	—	—
Investment advisory fees	56,552	57,234	53,196	43,970
Officer’s and Director’s fees	3,377	5,048	3,801	3,353
Other affiliates	786	2,546	789	1,215
Other accrued expenses	43,842	102,584	2,573	88,894
Variation margin on futures contracts	9,260	134,191	—	—
Swap premiums received	—	64,758	—	40,181
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	169,866	—	39,095
OTC swaps	—	83,559	—	11,343

Total liabilities	3,073,768	105,096,640	9,072,154	5,392,536

NET ASSETS	$187,537,561	$511,192,740	$170,829,719	$211,555,108

See notes to financial statements.

FINANCIAL STATEMENTS	135

Statements of Assets and Liabilities  (continued)

December 31, 2017

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio (a)

NET ASSETS CONSIST OF
Paid-in capital	$166,154,116	$478,947,139	$120,120,579	$190,165,447
Undistributed (distributions in excess of) net investment income	32,209	305,034	32,372	(556,143)
Accumulated net realized gain	2,744,873	5,904,854	2,888,333	2,357,060
Net unrealized appreciation (depreciation)	18,606,363	26,035,713	47,788,435	19,588,744

NET ASSETS	$187,537,561	$511,192,740	$170,829,719	$211,555,108

Share outstanding, $0.10 par value(i)	7,715,126	32,327,703	4,211,264	12,884,327

Net asset value, offering and redemption price per share	$24.31	$15.81	$40.56	$16.42

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$167,054,357	$489,153,157	$122,962,869	$182,941,380
(c) Securities loaned at value	$643,000	$6,549,595	$8,704,323	$3,949,582
(d) Investments at cost — affiliated	$2,614,555	$59,982,556	$9,126,591	$13,236,995
(e) Foreign currency at cost	$—	$1,926,117	$37	$84,445
(f) Proceeds from TBA sale commitments	$—	$29,204,659	$—	$—
(g) Proceeds received from borrowed bonds	$—	$1,006,159	$—	$—
(h) Premiums received	$—	$231,569	$—	$431,183
(i) Authorized shares	100 million	300 million	100 million	100 million

See notes to financial statements.

136	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2017

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated(a)	$62,817,967	$32,006,951	$73,651,493	$73,330,882
Investments at value — affiliated(b)	—	269,965	1,206,495	1,681,021
Cash	3,379,819	5,342	—	—
Due from broker	—	—	—	23,568
Cash pledged:
Futures contracts	—	5,000	—	110,540
Centrally cleared swaps	—	20,000	113,500	138,000
Foreign currency at value(c)	—	22,823	195,982	100,305
Repurchase agreements at value(d)	41,050,000	—	—	—
Receivables:
Investments sold	—	106	941,742	4,239,836
TBA sale commitments	—	—	8,601,323	11,934,717
Capital shares sold	108,546	—	—	—
Dividends — affiliated	—	335	441	1,957
Dividends — unaffiliated	—	—	59	16,487
Interest — unaffiliated	56,212	483,170	366,914	226,364
From the Manager	583	15,625	117,399	61,632
Variation margin on centrally cleared swaps	—	30	83	2,788
Swap premiums paid	—	—	6,072	101
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	6,737	40,259	30,533
OTC swaps	—	—	23,666	7,681
Unfunded floating rate loan interests	—	6	—	—
Prepaid expenses	3,182	149	239	247
Other assets	—	—	1,211	33,262

Total assets	107,416,309	32,836,239	85,266,878	91,939,921

LIABILITIES
Bank overdraft	—	—	11,132	82
Borrowed bonds at value(e)	—	—	665,529	—
Options written at value(f)	—	—	33,189	33,744
TBA sale commitments at value(g)	—	—	8,591,429	11,933,749
Reverse repurchase agreements at value	—	—	11,239,686	6,647,691
Payables:
Investments purchased	—	592,712	11,089,328	18,336,335
Capital shares redeemed	43,135	577	940	102,026
Accounting fees	9,138	28,229	24,036	18,618
Custodian fees	11,526	13,815	49,595	32,837
Income dividends	—	134,737	110,677	89,716
Printing fees	10,788	10,799	13,129	13,106
Professional fees	26,046	31,190	52,667	45,265
Interest expense	—	—	1,687	—
Investment advisory fees	12,009	—	—	—
Officer’s and Director’s fees	3,632	3,402	3,486	3,502
Other affiliates	624	190	365	404
Other accrued expenses	—	6,321	84,445	67,779
Variation margin on futures contracts	—	813	9,122	10,431
Swap premiums received	—	—	22,777	3,511
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	8,278	44,008	12,951
OTC swaps	—	—	30,063	7,937

Total liabilities	116,898	831,063	32,077,290	37,359,684

NET ASSETS	$107,299,411	$32,005,176	$53,189,588	$54,580,237

See notes to financial statements.

FINANCIAL STATEMENTS	137

Statements of Assets and Liabilities  (continued)

December 31, 2017

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
NET ASSETS CONSIST OF
Paid-in capital	$107,299,244	$33,494,723	$53,485,261	$57,157,596
Undistributed (distributions in excess of) net investment income	—	(126,702)	(86,802)	126,329
Accumulated net realized gain (loss)	167	(1,774,055)	(538,397)	(2,529,351)
Net unrealized appreciation (depreciation)	—	411,210	329,526	(174,337)

NET ASSETS	$107,299,411	$32,005,176	$53,189,588	$54,580,237

Share outstanding, $0.10 par value(h)	107,299,250	5,900,563	4,557,868	5,052,676

Net asset value, offering and redemption price per share	$1.00	$5.42	$11.67	$10.80

(a) Investments at cost — unaffiliated	$62,817,967	$31,594,738	$73,335,009	$73,561,279
(b) Investments at cost — affiliated	$—	$270,235	$1,202,819	$1,681,021
(c) Foreign currency at cost	$—	$22,811	$194,332	$100,205
(d) Repurchase agreements at cost — unaffiliated	$41,050,000	$—	$—	$—
(e) Proceeds received from borrowed bonds	$—	$—	$656,971	$—
(f) Premiums received	$—	$—	$74,812	$53,007
(g) Proceeds from TBA sale commitments	$—	$—	$8,601,323	$11,934,717
(h) Authorized shares	2 billion	100 million	100 million	100 million

See notes to financial statements.

138	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

December 31, 2017

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio(a)

INVESTMENT INCOME
Dividend — affiliated	$22,355	$660,070	$6,396	$40,535
Dividend — unaffiliated	3,262,300	5,678,783	1,203,602 (b)	2,638,538
Interest — unaffiliated	—	5,249,015	—	1,928,227
Securities lending income — affiliated — net	18,381	35,461	59,170	47,279
Other income	—	—	—	437
Foreign taxes withheld	(15,605)	(29,745)	(4,121)	(147,025)

Total investment income	3,287,431	11,593,584	1,265,047	4,507,991

EXPENSES
Investment advisory	653,705	1,844,216	579,203	771,569
Transfer agent	237,108	691,640	212,148	298,218
Printing	78,054	45,970	21,755	23,042
Professional	52,049	55,238	44,424	122,688
Accounting services	45,970	114,497	42,108	79,108
Custodian	20,927	139,737	17,146	186,524
Directors and Officer	20,738	25,867	20,878	20,693
Pricing	4,206	194,056	3,911	101,801
Miscellaneous	6,780	15,066	6,626	21,116

Total expenses excluding dividend expense and interest expense	1,119,537	3,126,287	948,199	1,624,759
Dividend expense — unaffiliated	—	—	—	45,186
Interest expense	—	213,058	—	—

Total expenses	1,119,537	3,339,345	948,199	1,669,945
Less:
Transfer agent fees reimbursed	(195,182)	(486,511)	(145,605)	(290,837)
Fees waived and/or reimbursed by the Manager	(34,687)	(175,569)	(2,134)	(162,753)

Total expenses after fees waived and/or reimbursed	889,668	2,677,265	800,460	1,216,355

Net investment income	2,397,763	8,916,319	464,587	3,291,636

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,865)	(809,881)	(4,114)	7,368
Investments — unaffiliated	47,180,519	84,664,359 (c)	15,187,680	8,198,348
Borrowed bonds	—	(12,547)	—	—
Capital gain distributions from underlying funds — affiliated	5	99	—	—
Forward foreign currency exchange contracts	—	104,506	—	610,843
Foreign currency transactions	—	(229,835)	81	109,840
Futures contracts	298,357	1,056,855	—	(1,022,378)
Options written	—	145,767	—	401,120
Short sales — unaffiliated	—	—	—	(252,593)
Swaps	—	(70,374)	—	21,089

	47,477,016	84,848,949	15,183,647	8,073,637

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	370	852,380	(263)	73,312
Investments — unaffiliated	(14,179,015)	(25,631,915)	29,407,320	16,636,264 (c)
Borrowed bonds	—	(27,982)	—	—
Forward foreign currency exchange contracts	—	(144,078)	—	(1,237,869)
Foreign currency transactions	—	7,892	—	15,822
Futures contracts	26,707	(405,925)	—	14,225
Options written	—	112,946	—	390,860
Short sales — unaffiliated	—	(4,832)	—	60,218
Swaps	—	(150,687)	—	374,641

	(14,151,938)	(25,392,201)	29,407,057	16,327,473

Net realized and unrealized gain	33,325,078	59,456,748	44,590,704	24,401,110

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,722,841	$68,373,067	$45,055,291	$27,692,746

(a)	Consolidated Statement of Operations
(b)	Includes non-recurring dividends in the amount of $148,984.

(c) Net of foreign capital gain tax	—	$(818)	—	$(17,553)

See notes to financial statements.

FINANCIAL STATEMENTS	139

Statements of Operations

December 31, 2017

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividend — affiliated	$—	$5,012	$31,513		$13,583
Dividend — unaffiliated	—	27,999	22,489		—
Interest — unaffiliated	1,067,210	1,986,855	1,791,786		1,447,881
Foreign taxes withheld	—	(14)	(372)		—

Total investment income	1,067,210	2,019,852	1,845,416		1,461,464

EXPENSES
Investment advisory	417,712	122,793	203,017		212,869
Transfer agent	222,924	50,331	79,982		84,845
Custodian	42,911	23,306	121,190		73,236
Professional	36,299	54,312	72,027		67,838
Printing	24,491	19,608	20,384		19,709
Directors and Officer	20,316	19,196	19,499		19,539
Accounting services	16,160	36,649	35,583		30,135
Pricing	9,205	97,893	191,259		79,053
Miscellaneous	3,308	18,985	4,996		4,828

Total expenses excluding interest expense	793,326	443,073	747,937		592,052
Interest expense	—	—	87,657		73,314

Total expenses	793,326	443,073	835,594		665,366
Less:
Transfer agent fees reimbursed	(202,874)	(45,241)	(74,906)		(79,454)
Fees waived and/or reimbursed by the Manager	(21,686)	(229,903)	(396,386)		(222,053)

Total expenses after fees waived and/or reimbursed	568,766	167,929	364,302		363,859

Net investment income	498,444	1,851,923	1,481,114		1,097,605

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—	2,331	20,823		—
Investments — unaffiliated	533	842,856	(225,450	)(a)	(892,860)
Borrowed bonds	—	—	55,885		(171)
Capital gain distributions from underlying funds — affiliated	—	—	—		9
Forward foreign currency exchange contracts	—	17,157	(8,471)		15,826
Foreign currency transactions	—	21,317	953		(11,568)
Futures contracts	—	(33,843)	142,609		(8,952)
Options written	—	19,879	52,245		51,207
Short sales — unaffiliated	—	306	—		—
Swaps	—	50,553	(53,553)		(77,431)

	533	920,556	(14,959)		(923,940)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	(1,408)	3,676		—
Investments — unaffiliated	—	(168,707)	675,394		757,974
Borrowed bonds	—	—	(9,870)		(51)
Forward foreign currency exchange contracts	—	4,345	(27,251)		13,395
Foreign currency transactions	—	5,117	2,387		(41)
Futures contracts	—	(694)	12,733		60,234
Options written	—	(7,021)	35,964		12,570
Swaps	—	(18,277)	(19,423)		32,342
Unfunded loan commitments	—	6	—		—

	—	(186,639)	673,610		876,423

Net realized and unrealized gain (loss)	533	733,917	658,651		(47,517)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$498,977	$2,585,840	$2,139,765		$1,050,088

(a) Net of foreign capital gain tax	—	—	$(36)		—

See notes to financial statements.

140	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Portfolio		BlackRock Balanced Capital Portfolio
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,397,763	$2,175,951	$8,916,319	$8,292,344
Net realized gain	47,477,016	13,875,708	84,848,949	33,164,356
Net change in unrealized appreciation (depreciation)	(14,151,938)	93,987	(25,392,201)	(1,754,877)

Net increase in net assets resulting from operations	35,722,841	16,145,646	68,373,067	39,701,823

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(2,382,955)	(2,163,153)	(9,065,930)	(8,250,008)
From net realized gain	(49,031,244)	(10,752,453)	(85,584,523)	(27,748,529)

Decrease in net assets resulting from distributions to shareholders	(51,414,199)	(12,915,606)	(94,650,453)	(35,998,537)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	35,241,835	(4,416,028)	47,028,541	(12,700,405)

NET ASSETS
Total increase (decrease) in net assets	19,550,477	(1,185,988)	20,751,155	(8,997,119)
Beginning of year	167,987,084	169,173,072	490,441,585	499,438,704

End of year	$187,537,561	$167,987,084	$511,192,740	$490,441,585

Undistributed net investment income, end of year	$32,209	$17,401	$305,034	$548,437

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	141

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio(a)
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$464,587	$308,556	$3,291,636	$3,479,951
Net realized gain (loss)	15,183,647	5,410,955	8,073,637	(4,100,832)
Net change in unrealized appreciation (depreciation)	29,407,057	(5,505,546)	16,327,473	9,211,000

Net increase in net assets resulting from operations	45,055,291	213,965	27,692,746	8,590,119

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(450,001)	(329,224)	(2,964,477)	(3,425,008)
From net realized gain	(16,267,730)	(3,243,851)	—	—

Decrease in net assets resulting from distributions to shareholders	(16,717,731)	(3,573,075)	(2,964,477)	(3,425,008)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,473,022	(14,343,991)	(19,698,247)	(28,288,889)

NET ASSETS
Total increase (decrease) in net assets	31,810,582	(17,703,101)	5,030,022	(23,123,778)
Beginning of year	139,019,137	156,722,238	206,525,086	229,648,864

End of year	$170,829,719	$139,019,137	$211,555,108	$206,525,086

Undistributed (Distributions in excess of) net investment income, end of year	$32,372	$8,156	$(556,143)	$(1,307,081)

(a)	Consolidated Statement of Changes in Net Assets
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

142	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Government Money Market Portfolio		BlackRock High Yield Portfolio
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$498,444	$3,280	$1,851,923	$1,870,604
Net realized gain (loss)	533	216	920,556	(1,067,419)
Net change in unrealized appreciation (depreciation)	—	—	(186,639)	3,677,847

Net increase in net assets resulting from operations	498,977	3,496	2,585,840	4,481,032

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(498,444)	(3,280)	(1,883,102)	(1,884,996)
From net realized gain	(366)	(706)	—	—

Decrease in net assets resulting from distributions to shareholders	(498,810)	(3,986)	(1,883,102)	(1,884,996)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(14,758,053)	(3,582,913)	(2,491,823)	(589,632)

NET ASSETS
Total increase (decrease) in net assets	(14,757,886)	(3,583,403)	(1,789,085)	2,006,404
Beginning of year	122,057,297	125,640,700	33,794,261	31,787,857

End of year	$107,299,411	$122,057,297	$32,005,176	$33,794,261

Distributions in excess of net investment income, end of year	$—	$—	$(126,702)	$(154,103)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	143

Statements of Changes in Net Assets

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,481,114	$1,380,272	$1,097,605	$980,610
Net realized gain (loss)	(14,959)	(27,831)	(923,940)	830,361
Net change in unrealized appreciation (depreciation)	673,610	478,593	876,423	(730,707)

Net increase in net assets resulting from operations	2,139,765	1,831,034	1,050,088	1,080,264

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(1,539,505)	(1,496,303)	(1,311,639)	(1,238,736)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(4,808,325)	(4,939,015)	(5,663,932)	(5,598,780)

NET ASSETS
Total decrease in net assets	(4,208,065)	(4,604,284)	(5,925,483)	(5,757,252)
Beginning of year	57,397,653	62,001,937	60,505,720	66,262,972

End of year	$53,189,588	$57,397,653	$54,580,237	$60,505,720

Undistributed (Distributions in excess of) net investment income, end of year	$(86,802)	$(46,992)	$126,329	$206,201

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

144	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Portfolio
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$27.15	$26.53	$28.11	$27.50	$20.70

Net investment income(a)	0.40	0.36	0.32	0.29	0.27
Net realized and unrealized gain (loss)	5.58	2.47	(0.15)	3.23	6.82

Net increase from investment operations	5.98	2.83	0.17	3.52	7.09

Distributions:(b)
From net investment income	(0.41)	(0.37)	(0.33)	(0.32)	(0.29)
From net realized gain	(8.41)	(1.84)	(1.42)	(2.59)	—

Total distributions	(8.82)	(2.21)	(1.75)	(2.91)	(0.29)

Net asset value, end of year	$24.31	$27.15	$26.53	$28.11	$27.50

Total Return:(c)
Based on net asset value	22.24%	10.69%	0.60%	12.79%	34.29%

Ratios to Average Net Assets:
Total expenses	0.63%	0.60%	0.60%	0.59%	0.60%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.49%	0.49%

Net investment income	1.35%	1.36%	1.14%	1.03%	1.12%

Supplemental Data:
Net assets, end of year (000)	$187,538	$167,987	$169,173	$184,854	$179,261

Portfolio turnover rate	154%	48%	31%	47%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	145

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Portfolio
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.87	$16.74	$17.81	$18.26	$15.51

Net investment income(a)	0.31	0.29	0.28	0.33	0.31
Net realized and unrealized gain (loss)	2.14	1.16	(0.19)	1.67	2.83

Net increase from investment operations	2.45	1.45	0.09	2.00	3.14

Distributions:(b)
From net investment income	(0.34)	(0.30)	(0.30)	(0.36)	(0.35)
From net realized gain	(3.17)	(1.02)	(0.86)	(2.09)	(0.04)

Total distributions	(3.51)	(1.32)	(1.16)	(2.45)	(0.39)

Net asset value, end of year	$15.81	$16.87	$16.74	$17.81	$18.26

Total Return:(c)
Based on net asset value	14.59%	8.65%	0.52%	11.07%	20.29%

Ratios to Average Net Assets:(d)
Total expenses	0.66%	0.62%	0.61%	0.57%	0.61%

Total expenses after fees waived and/or reimbursed	0.53%	0.52%	0.50%	0.48%	0.51%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%	0.49%	0.49%	0.47%	0.49%

Net investment income	1.75%	1.72%	1.54%	1.72%	1.83%

Supplemental Data:
Net assets, end of year (000)	$511,193	$490,442	$499,439	$546,054	$537,641

Portfolio turnover rate(e)	332%	264%	340%	345%	349%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—%	—%	—%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	248%	188%	240%	259%	252%

See notes to financial statements.

146	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Portfolio
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$33.61		$34.32		$34.75	$38.16	$28.43

Net investment income(a)	0.12	(b)	0.07	(c)	0.05	0.07	0.08
Net realized and unrealized gain	11.11		0.07		2.45	3.33	9.74

Net increase from investment operations	11.23		0.14		2.50	3.40	9.82

Distributions:(d)
From net investment income	(0.12)		(0.08)		(0.05)	(0.07)	(0.09)
From net realized gain	(4.16)		(0.77)		(2.88)	(6.74)	—

Total distributions	(4.28)		(0.85)		(2.93)	(6.81)	(0.09)

Net asset value, end of year	$40.56		$33.61		$34.32	$34.75	$38.16

Total Return:(e)
Based on net asset value	33.62%		0.40%		7.09%	9.12%	34.53%

Ratios to Average Net Assets:
Total expenses	0.60%		0.62%		0.61%	0.60%	0.62%

Total expenses after fees waived and/or reimbursed	0.51%		0.53%		0.51%	0.51%	0.53%

Net investment income	0.29	%(b)	0.21	%(c)	0.14%	0.19%	0.26%

Supplemental Data:
Net assets, end of year (000)	$170,830		$139,019		$156,722	$157,387	$158,051

Portfolio turnover rate	48%		86%		71%	99%	151%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.09%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	147

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Portfolio
	Year Ended December 31,(a)
	2017		2016	2015		2014	2013
Net asset value, beginning of year	$14.60		$14.25	$15.55		$16.97	$15.03

Net investment income(b)	0.25		0.23	0.24		0.31	0.24
Net realized and unrealized gain (loss)	1.80		0.37	(0.35)		0.12	2.00

Net increase (decrease) from investment operations	2.05		0.60	(0.11)		0.43	2.24

Distributions:(c)
From net investment income	(0.23)		(0.25)	(0.30)		(0.43)	(0.30)
From net realized gain	—		—	(0.89)		(1.42)	—
From return of capital	—		—	—	(d)	—	—

Total distributions	(0.23)		(0.25)	(1.19)		(1.85)	(0.30)

Net asset value, end of year	$16.42		$14.60	$14.25		$15.55	$16.97

Total Return:(e)
Based on net asset value	14.05%		4.17%	(0.74)%		2.52%	14.94%

Ratios to Average Net Assets:
Total expenses	0.79	%(f)	0.83%	0.77%		0.72%	0.69%

Total expenses after fees waived and/or reimbursed	0.58	%(f)	0.58%	0.58%		0.57%	0.56%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, broker fees and expenses on short sales, interest expense and stock loan fees	0.57	%(f)	0.57%	0.57%		0.57%	0.56%

Net investment income	1.56	%(f)	1.62%	1.52%		1.81%	1.49%

Supplemental Data:
Net assets, end of year (000)	$211,555		$206,525	$229,649		$257,696	$276,622

Portfolio turnover rate	129%		134%	89	%(g)	70%	56%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio rate would have been 87%.

See notes to financial statements.

148	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market Portfolio
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0044		0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0000	(a)	0.0001		0.0001		0.0000	(a)

Net increase from investment operations	0.0044		0.0000		0.0001		0.0001		0.0000

Distributions:(b)
From net investment income	(0.0044)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)		(0.0000	)(c)

Total distributions	(0.0044)		(0.0000)		(0.0001)		(0.0001)		(0.0000)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return:(d)
Based on net asset value	0.45%		0.00%		0.01%		0.01%		0.00%

Ratios to Average Net Assets:
Total expenses	0.70%		0.54%		0.54%		0.49%		0.55%

Total expenses after fees waived and/or reimbursed	0.50%		0.42%		0.22%		0.23%		0.25%

Net investment income	0.44%		0.00%		0.00%		0.00%		0.00%

Supplemental Data:
Net assets, end of year (000)	$107,299		$122,057		$125,641		$138,033		$148,485

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	149

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$5.31	$4.91		$5.44	$5.69	$5.50

Net investment income(a)	0.30	0.29		0.28	0.32	0.34
Net realized and unrealized gain (loss)	0.12	0.40		(0.52)	(0.21)	0.21

Net increase (decrease) from investment operations	0.42	0.69		(0.24)	0.11	0.55

Distributions:(b)
From net investment income	(0.31)	(0.29)		(0.29)	(0.36)	(0.36)

Net asset value, end of year	$5.42	$5.31		$4.91	$5.44	$5.69

Total Return:(c)
Based on net asset value	7.95%	14.43%		(4.65)%	1.88%	10.28%

Ratios to Average Net Assets:
Total expenses	1.34%	0.99	%(d)	0.91%	0.84%	0.89%

Total expenses after fees waived and/or reimbursed	0.50%	0.50	%(d)	0.50%	0.51%	0.52%

Total expenses after fees waived and/or reimbursed excluding interest expense	0.50%	0.50	%(d)	0.50%	0.50%	0.50%

Net investment income	5.53%	5.64	%(d)	5.30%	5.54%	6.01%

Supplemental Data:
Net assets, end of year (000)	$32,005	$33,794		$31,788	$39,081	$48,523

Portfolio turnover rate	73%	101%		84%	78%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

150	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return Portfolio
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$11.55		$11.50		$11.76	$11.34	$11.83

Net investment income(a)	0.31		0.27		0.27	0.33	0.33
Net realized and unrealized gain (loss)	0.14		0.07		(0.23)	0.45	(0.45)

Net increase (decrease) from investment operations	0.45		0.34		0.04	0.78	(0.12)

Distributions:(b)
From net investment income	(0.33)		(0.29)		(0.30)	(0.36)	(0.37)

Net asset value, end of year	$11.67		$11.55		$11.50	$11.76	$11.34

Total Return:(c)
Based on net asset value	3.89%		2.95%		0.29%	6.90%	(1.05)%

Ratios to Average Net Assets:
Total expenses	1.51	%(d)	1.04	%(d)	0.94%	0.84%	0.85%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66	%(d)	0.62	%(d)	0.54%	0.57%	0.53%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50	%(d)	0.50	%(d)	0.50%	0.50%	0.50%

Net investment income	2.68	%(d)	2.28	%(d)	2.33%	2.86%	2.85%

Supplemental Data:
Net assets, end of year (000)	$53,190		$57,398		$62,002	$68,069	$72,505

Portfolio turnover rate(e)	616%		595%		783%	762%	806%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	400%	400%	548%	556%	582%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	151

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.86	$10.90	$11.07	$10.67	$11.27

Net investment income(a)	0.21	0.17	0.17	0.20	0.16
Net realized and unrealized gain (loss)	(0.02)	0.00 (b)	(0.11)	0.43	(0.49)

Net increase (decrease) from investment operations	0.19	0.17	0.06	0.63	(0.33)

Distributions:(c)
From net investment income	(0.25)	(0.21)	(0.23)	(0.23)	(0.25)
From return of capital	—	—	—	—	(0.02)

Total distributions	(0.25)	(0.21)	(0.23)	(0.23)	(0.27)

Net asset value, end of year	$10.80	$10.86	$10.90	$11.07	$10.67

Total Return:(d)
Based on net asset value	1.72%	1.54%	0.54%	5.95%	(2.99)%

Ratios to Average Net Assets:(e)
Total expenses	1.15%	0.94%	0.81%	0.76%	0.78%

Total expenses after fees waived and/or reimbursed	0.63%	0.59%	0.53%	0.53%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	1.89%	1.50%	1.58%	1.79%	1.44%

Supplemental Data:
Net assets, end of year (000)	$54,580	$60,506	$66,263	$74,925	$80,302

Portfolio turnover rate(f)	1,058%	1,004%	1,421%	1,374%	2,125%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	—%	0.01%	—%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	694%	631%	891%	723%	1,614%

See notes to financial statements.

152	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is a series of the Company. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Portfolio	Advantage Large Cap Core	Diversified
BlackRock Balanced Capital Portfolio	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Government Money Market	Diversified
BlackRock High Yield Portfolio	High Yield	Diversified
BlackRock Total Return Portfolio	Total Return	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Effective June 12, 2017, the BlackRock Large Cap Core Portfolio changed its name to BlackRock Advantage Large Cap Core Portfolio.

The Company is organized as a Maryland corporation that is comprised of eight separate portfolios. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Government Money Market operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

On November 15, 2017, the Board of Directors of the Company approved a proposal to close the Total Return Portfolio to new investors and thereafter to liquidate the Fund. Effective December 19, 2017, the Fund will no longer accept purchase orders from new investors. The liquidation is expected to occur on or about March 29, 2018.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Global Allocation and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $10,464,865, which is 5% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of

NOTES TO FINANCIAL STATEMENTS	153

Notes to Financial Statements  (continued)

its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For Government Money Market, distributions from net investment income are declared daily and paid monthly. Distributions are declared from the total of net investment income. For Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, distributions from net investment income are declared and paid at least annually. For High Yield, Total Return and U.S. Government Bond, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates and made at least annually.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Global Allocation’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round

154	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Service
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

NOTES TO FINANCIAL STATEMENTS	155

Notes to Financial Statements  (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of

156	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed- income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the

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Notes to Financial Statements  (continued)

extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, High Yield may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Mitchell International, Inc.	$1,484	$1,476	$1,482	$6

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains

158	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2017, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	Total Return	U.S. Government Bond
Average Borrowings	$15,559,807	$7,832,197	$8,783,339
Daily Weighted Average Interest Rate	0.97%	0.86%	0.78%

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

NOTES TO FINANCIAL STATEMENTS	159

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged (c)	Net Exposure Due (to) / from Counterparty (d)
Balanced Capital
Barclays Bank PLC	$419,771	$—	$(419,964)	$(193)	$—	$—	$—	$—	$—	$(193)
Barclays Capital, Inc.	—	(451,906)	—	(451,906)	—	—	451,906	—	451,906	—
BNP Paribas SA	—	(6,288,023)	—	(6,288,023)	—	—	6,288,023	—	6,288,023	—
Credit Suisse AG	—	(6,233,146)	—	(6,233,146)	—	—	6,233,146	—	6,233,146	—
Deutsche Bank Securities, Inc.	333,775	(1,493,472)	(333,792)	(1,493,489)	—	—	1,493,489	—	1,493,489	—
JP Morgan Securities LLC	—	(2,085,261)	—	(2,085,261)	—	—	2,085,261	—	2,085,261	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	273,000	(5,800,125)	(273,027)	(5,800,152)	—	—	5,800,152	—	5,800,152	—

	$1,026,546	$(22,351,933)	$(1,026,783)	$(22,352,170)	$—	$—	$22,351,977	$—	22,351,977	$(193)

(a)	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $237 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)	Net collateral with a value of $22,361,337 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged (c)	Net Exposure Due (to) / from Counterparty (d)
Total Return
Barclays Bank PLC	$144,455	$—	$(144,455)	$—	$—	$—	$—	$—	$—	$—
Barclays Capital, Inc.	—	(76,814)	—	(76,814)	—	—	76,814	—	76,814	—
BNP Paribas SA	—	(3,479,222)	—	(3,479,222)	—	—	3,453,621	—	3,453,621	(25,601)
Credit Suisse AG	—	(1,781,302)	—	(1,781,302)	—	—	1,781,302	—	1,781,302	—
Deutsche Bank Securities, Inc.	522,388	(670,145)	(522,414)	(670,171)	—	—	670,171	—	670,171	—
JP Morgan Securities LLC	—	(712,910)	—	(712,910)	—	—	712,910	—	712,910	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(4,519,293)	—	(4,519,293)	—	—	4,519,293	—	4,519,293	—

	$666,843	$(11,239,686)	$(666,869)	$(11,239,712)	—	$—	$11,214,111	$—	$11,214,111	$(25,601)

(a)	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $26 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)	Net collateral with a value $11,218,897 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

160	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Counterparty	Borrowed Bond Agreements	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged	Net Collateral (Received) / Pledged (a)	Net Exposure Due (to) / from Counterparty (b)
U.S. Government Bond
Barclays Capital, Inc.	$—	$(204,426)	$—	$(204,426)	$—	$—	$204,426	$—	$204,426	$—
BNP Paribas SA	—	(2,668,916)	—	(2,668,916)	—	—	2,668,916	—	2,668,916	—
Deutsche Bank Securities, Inc.	—	(1,500,446)	—	(1,500,446)	—	—	1,500,446	—	1,500,446	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(2,273,903)	—	(2,273,903)	—	—	2,273,903	—	2,273,903	—

	$—	$(6,647,691)	$—	$(6,647,691)	$—	$—	$6,647,691	$—	$6,647,691	$—

(a)	Net collateral with a value of $6,649,067 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Equities): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks/investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party.

NOTES TO FINANCIAL STATEMENTS	161

Notes to Financial Statements  (continued)

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Advantage Large Cap Core
Citigroup Global Markets, Inc.	$212,697	$(212,697)	$—
Morgan Stanley	430,303	(430,303)	—

Total	$643,000	$(643,000)	$—

Balanced Capital
Citigroup Global Markets, Inc.	$4,773,115	$(4,773,115)	$—
Deutsche Bank Securities Inc.	392,370	(392,370)	—
JP Morgan Securities LLC	378,541	(378,541)	—
Morgan Stanley	1,002,307	(1,002,307)	—
State Street Bank & Trust Co.	3,262	(3,262)	—

	$6,549,595	$(6,549,595)	$—

Capital Appreciation
Citigroup Global Markets, Inc.	$1,248,481	$(1,248,481)	$—
JP Morgan Securities LLC	1,715,841	(1,715,841)	—
Morgan Stanley	4,089,981	(4,089,981)	—
UBS Securities LLC	1,650,020	(1,650,020)	—

	$8,704,323	$(8,704,323)	$—

Global Allocation
BNP Paribas S.A.	$937,866	$(937,866)	$—
Citigroup Global Markets, Inc.	778,593	(778,593)	—
Credit Suisse Securities (USA) LLC	7,241	(7,241)	—
Deutsche Bank Securities Inc.	538,272	(538,272)	—
Goldman Sachs & Co.	92,737	(92,737)	—
JP Morgan Securities LLC	283,876	(283,876)	—
Morgan Stanley	1,271,860	(1,271,860)	—
State Street Bank & Trust Co.	39,138	(39,138)

	$3,949,582	$(3,949,582)	$—

(a)	Collateral with a value of $661,965, $6,749,263, $8,907,893 and $4,117,928 has been received by Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable

162	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities they anticipate purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.”

•	Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

•	The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options — Certain Funds invest in structured options to increase or decrease their exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Funds will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements  (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•	Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

164	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on the percentage of the eight combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million. . .	0.50%
$250 Million — $300 Million	0.45
$300 Million — $400 Million	0.40
$400 Million — $800 Million	0.35
Greater than $800 Million . . . . .	0.30

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets, plus the proceeds of any outstanding borrowings used for leverage, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Funds, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2017, the Funds did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation, as applicable, will be reduced by the amount of the affiliated

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements  (continued)

money market fund waiver. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Government Money Market Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2017, the amounts waived were as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
$ 2,340	$11,482	$526	$3,117	$1,963	$2,531	$3,334

The Manager has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (other than the Government Money Market) invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018 (for Advantage Large Cap Core through April 30, 2019). The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2017, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Balanced Capital	Global Allocation	High Yield	Total Return
$ 20,231	$2,090	$75	$1,067

For the year ended December 31, 2017, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
$ 1,799	$5,406	$1,651	$2,395	$1,300	$381	$677	$732

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
0.04%	0.04%	0.04%	0.04%	0.02%	0.05%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2018 for each Fund except Advantage Large Cap Core. The contractual expense limitation for Advantage Large Cap Core is in effect through April 30, 2019. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of a Fund.

For the year ended December 31, 2017, the following amounts are included in transfer agent fees reimbursed in the Statements of Operations:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
$195,182	$486,511	$145,605	$290,837	$202,874	$45,241	$74,906	$79,454

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Advantage Large Cap Core	0.50%
Balanced Capital	0.50
Capital Appreciation	0.57
Global Allocation	0.57
Government Money Market	0.50
High Yield	0.50
Total Return	0.50
U.S. Government Bond	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018 for each Fund except Advantage Large Cap Core. The contractual expense limitation for Advantage Large Cap Core is in effect through April 30, 2019. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2017, the following amounts are included in fees waived by the Manager in the Statements of Operations:

	Advantage Large Cap Core	Balance Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
Fees Waived by Manager	$32,347	$143,856	$1,608	$157,546	$21,686	$227,865	$392,788	$218,719

166	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Advantage Large Cap Core, Balanced Capital and Capital Appreciation retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Core, Balanced Capital and Capital Appreciation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global Allocation retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2017, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation
$6,636	$12,291	$21,896	$10,094

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Advantage Large Cap Core	$6,321,602	$18,438,663	$5,642,506
Balanced Capital	15,613,680	38,357,159	8,944,703
Capital Appreciation	—	255,455	56,974
Global Allocation	76,454	1,348	231
High Yield	225,823	—	—
Total Return	1,079,689	912,861	10,149
U.S. Government Bond	4,180,974	4,284,094	(12,019)

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
Non-U.S. Government Securities	$268,832,322	$1,474,294,294	$75,500,671	$80,250,322	$23,819,331	$312,091,536	$513,096,090
U.S. Government Securities	—	158,909,503	—	147,821,869	—	67,935,902	145,174,801

Total Purchases	$268,832,322	$1,633,203,797	$75,500,671	$228,072,191	$23,819,331	$380,027,438	$658,270,891

Sales	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
Non-U.S. Government Securities Securities (includes paydowns)	$278,502,044	$1,529,229,562	$87,964,936	$105,172,439	$25,371,044	$311,036,065	$515,435,045
U.S. Government Securities	—	137,186,817	—	127,933,265	—	66,430,114	144,399,259

Total Sales	$278,502,044	$1,666,416,379	$87,964,936	$233,105,704	$25,371,044	$377,466,179	$659,834,304

Purchases and Sales — MDRs					Balanced Capital	Total Return	U.S. Government Bond
Purchases					$415,061,295	$132,652,949	$226,688,556
Sales					$415,014,350	$132,637,877	$226,669,302

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2017 the following permanent differences attributable to the accounting for swap agreements, the classification of investments, amortization and accretion methods on fixed income securities, foreign currency transactions, net paydown losses, the classification of settlement proceeds, the expiration of capital loss carryforwards, fees paid on trade settlements, investment in wholly owned subsidiaries and the reclassification of distributions were reclassified to the following accounts:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
Paid-in capital	$—	$—	(139,918)	$(3,081,614)	$(2,918,439)	$—
Undistributed (distributions in excess of ) net investment income	$(93,792)	$9,630	423,779	$58,580	$18,581	$134,162
Accumulated net realized gain (loss)	$93,792	$(9,630)	(283,861)	$3,023,034	$2,899,858	$(134,162)

The tax character of distributions paid was as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
Ordinary income
12/31/2017	$6,679,027	$20,664,975	$3,691,980	$2,964,477	$498,459	$1,883,102	$1,539,505	$1,311,639
12/31/2016	2,163,153	8,332,057	341,026	3,425,008	3,665	1,884,996	1,496,303	1,238,736
Long-term capital gains
12/31/2017	44,735,172	73,985,478	13,025,751	—	351	—	—	—
12/31/2016	10,752,453	27,666,480	3,232,049	—	321	—	—	—
Tax return of capital
12/31/2017				—		—	—	—
12/31/2016	—	—	—	—	—	—	—	—

Total
12/31/2017	$51,414,199	$94,650,453	$16,717,731	$2,964,477	$498,810	$1,883,102	$1,539,505	$1,311,639

12/31/2016	$12,915,606	$35,998,537	$3,573,075	$3,425,008	$3,986	$1,884,996	$1,496,303	$1,238,736

168	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Total Return	U.S. Government Bond
Undistributed ordinary income	$1,760,744	$4,896,574	$821,996	$3,455,567	$167	$—	$—	$143,780
Undistributed long-term capital gains	1,585,457	1,955,867	2,120,815	274,150	—	—	—	—
Capital loss carryforwards			—	—	—	(1,711,000)	(513,484)	(2,526,398)
Net unrealized gains (losses)(a)	18,037,244	25,393,160	47,766,329	17,659,944	—	221,453	217,811	(194,741)

Total	$21,383,445	$32,245,601	$50,709,140	$21,389,661	$167	$(1,489,547)	$(295,673)	$(2,577,359)

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, and the classification of investments.

As of December 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains with no expiration as follows:

	High Yield	Total Return	U.S. Government Bond
No expiration date	$1,711,000	$513,484	$2,526,398

During the year ended December 31, 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Global Allocation	$4,147,012
High Yield	$815,746

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Total Return	U.S. Government Bond
Tax cost	$170,228,603	$550,400,315	$132,111,566	$197,367,653	$31,929,084	$74,566,836	$75,255,989

Gross unrealized appreciation	20,178,440	31,543,895	48,588,049	24,834,329	796,044	935,728	461,312
Gross unrealized depreciation	(2,141,196)	(6,131,002)	(821,720)	(6,593,692)	(447,368)	(632,328)	(689,161)

Net unrealized appreciation (depreciation)	$18,037,244	$25,412,893	$47,766,329	$18,240,637	$348,676	$303,400	$(227,849)

9.	BANK BORROWINGS

The Company, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that

NOTES TO FINANCIAL STATEMENTS	169

Notes to Financial Statements  (continued)

income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Government Money Market monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with their counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Advantage Large Cap Core and Capital Appreciation invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on a Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

170	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Advantage Large Cap Core
Shares sold	67,459	$1,993,192	62,426	$1,687,050
Shares issued in reinvestment of distributions	2,075,146	51,414,199	470,523	12,915,606
Shares redeemed	(615,362)	(18,165,556)	(721,835)	(19,018,684)

Net increase (decrease)	1,527,243	$35,241,835	(188,886)	$(4,416,028)

Balanced Capital
Shares sold	127,486	$2,301,988	176,003	$2,945,318
Shares issued in reinvestment of distributions	5,916,860	94,650,453	2,118,248	35,998,538
Shares redeemed	(2,783,339)	(49,923,900)	(3,056,344)	(51,644,261)

Net increase (decrease)	3,261,007	$47,028,541	(762,093)	$(12,700,405)

Capital Appreciation
Shares sold	73,811	$2,839,338	72,552	$2,401,843
Shares issued in reinvestment of distributions	411,735	16,717,731	105,814	3,573,075
Shares redeemed	(410,434)	(16,084,047)	(608,686)	(20,318,909)

Net increase (decrease)	75,112	$3,473,022	(430,320)	$(14,343,991)

Global Allocation
Shares sold	217,883	$3,422,483	148,875	$2,143,612
Shares issued in reinvestment of distributions	182,085	2,964,477	233,630	3,425,008
Shares redeemed	(1,660,211)	(26,105,207)	(2,354,671)	(33,857,509)

Net decrease	(1,260,243)	$(19,698,247)	(1,972,166)	$(28,288,889)

Government Money Market
Shares sold	58,382,126	$58,382,126	77,420,244	$77,420,244
Shares issued in reinvestment of distributions	500,974	500,974	4,438	4,438
Shares redeemed	(73,641,153)	(73,641,153)	(81,007,595)	(81,007,595)

Net decrease	(14,758,053)	$(14,758,053)	(3,582,913)	$(3,582,913)

High Yield
Shares sold	320,121	$1,725,112	1,010,801	$5,165,372
Shares issued in reinvestment of distributions	352,197	1,906,199	369,169	1,880,450
Shares redeemed	(1,134,478)	(6,123,134)	(1,489,676)	(7,635,454)

Net decrease	(462,160)	$(2,491,823)	(109,706)	$(589,632)

Total Return
Shares sold	165,927	$1,938,348	299,460	$3,523,264
Shares issued in reinvestment of distributions	133,626	1,559,621	127,400	1,497,549
Shares redeemed	(711,196)	(8,306,294)	(849,198)	(9,959,828)

Net decrease	(411,643)	$(4,808,325)	(422,338)	$(4,939,015)

U.S. Government Bond
Shares sold	150,584	$1,637,179	285,061	$3,170,627
Shares issued in reinvestment of distributions	121,674	1,323,617	113,486	1,259,212
Shares redeemed	(792,757)	(8,624,728)	(906,785)	(10,028,619)

Net decrease	(520,499)	$(5,663,932)	(508,238)	$(5,598,780)

NOTES TO FINANCIAL STATEMENTS	171

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

172	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of the BlackRock Advantage Large Cap Core Portfolio, BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Government Money Market Portfolio, BlackRock High Yield Portfolio, BlackRock Total Return Portfolio, BlackRock U.S. Government Bond Portfolio, and BlackRock Global Allocation Portfolio and the Board of Directors of BlackRock Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Advantage Large Cap Core Portfolio (formerly, BlackRock Large Cap Core Portfolio), BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Government Money Market Portfolio, BlackRock High Yield Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (collectively, the “Portfolios”) of BlackRock Series Fund, Inc., as of December 31, 2017, the related statements of operations, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc., (collectively, with the Portfolios, the “Funds”), including the consolidated schedule of investments as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, these financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, on November 15, 2017, the Board of Directors approved a proposal to close the BlackRock Total Return Portfolio (the “Portfolio”) to new investors and thereafter liquidate the Portfolio on or about March 29, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	173

Director and Officer Information

Independent Directors (a)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1940	Director (Since 2007)

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc.

(computer equipment) from 2003 to 2007.

			27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burton Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (Metals)
Henry Gabbay 1947	Director (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

174	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F O’Brien 1947	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artst or (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	175

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Corporation’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

176	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name (b) Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Company serve at the pleasure of the Board.

Further information about the Company’s Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Directors of the Company.

Investment Adviser	Custodians
BlackRock Advisors, LLC Wilmington, DE 19809	JPMorgan Chase Bank, N.A.(a) New York, NY 10179

Brown Brothers Harriman & Co.(b) Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Accounting Agent
JP Morgan Chase Bank, N.A. New York, NY 10179

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Boston, MA 02116

Distributor
BlackRock Investments, LLC New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Funds
100 Bellevue Parkway Wilmington, DE 19809

(a)	For all Funds except BlackRock Global Allocation Portfolio.
(b)	For BlackRock Global Allocation Portfolio.

TRUSTEE AND OFFICER INFORMATION	177

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

178	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security
ADR	American Depositary Receipts
BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligation
CVA	Certification Van Aandelon (Dutch Certificate)
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation Bonds
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexican Equilibrium Interbank Interest Rate
OTC	Over-the-counter
PCL	Public Company Limited
PR	Pre-refunded
RB	Revenue Bonds
S&P	Standard & Poor’s
SF	Single-Family

Portfolio Abbreviations (continued)

SPDR	Standard & Poor’s Depositary Receipts
TBA	To-be-announced
VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	179

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R.Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Portfolio	$23.044	$24,264	$0	$0	$13,107	$13,107	$0	$0
BlackRock Balanced Capital Portfolio	$33,941	$35,968	$0	$0	$15,657	$15,657	$0	$0
BlackRock Capital Appreciation Portfolio	$25,849	$27,069	$0	$0	$13,107	$13,107	$0	$0
BlackRock Global Allocation Portfolio	$38,250	$40,278	$0	$0	$20,000	$20,000	$0	$0
BlackRock Government Money Market Portfolio	$23,282	$22,632	$0	$0	$9,792	$9,792	$0	$0

BlackRock High Yield Portfolio	$30,167	$34,515	$0	$0	$10,149	$10,149	$0	$0
BlackRock Total Return Portfolio	$51,434	$41,502	$0	$0	$14,535	$14,535	$0	$0
BlackRock U.S. Government Bond Portfolio	$39,474	$43,822	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Portfolio	$13,107	$13,107
BlackRock Balanced Capital Portfolio	$15,657	$15,657
BlackRock Capital Appreciation Portfolio	$13,107	$13,107
BlackRock Global Allocation Portfolio	$20,000	$20,000
BlackRock Government Money Market Portfolio	$9,792	$9,792
BlackRock High Yield Portfolio	$10,149	$10,149
BlackRock Total Return Portfolio	$14,535	$14,535
BlackRock U.S. Government Bond Portfolio	$15,402	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

  Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2018